S-118
                                                                EXECUTION COPY


  ___________________________________________________________________________

                          LONG TERM CREDIT AGREEMENT

                          Dated as of March 31, 1998

                                     among


                        AGRIBRANDS INTERNATIONAL, INC.


               THE SUBSIDIARY BORROWERS AND SUBSIDIARY OBLIGORS
                        FROM TIME TO TIME PARTY HERETO,

                 THE FINANCIAL INSTITUTIONS FROM TIME TO TIME
                           PARTY HERETO AS LENDERS,

                                      and

                              ABN AMRO BANK N.V.,
                                   as Agent

                                      and

                        CREDIT LYONNAIS CHICAGO BRANCH,
                             as Syndication Agent

                                      and

                           THE BANK OF NOVA SCOTIA,
                            as Documentation Agent



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     TABLE  OF  CONTENTS
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
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
ARTICLE I:  DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1
1.1  Certain Defined Terms. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1
1.2  Currency Equivalents.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19
ARTICLE II:  THE CREDITS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19
2.1  Revolving Loans to the Company and the Subsidiary Borrowers. . . . . . . . . . . . . . . .    19
2.2  Prepayments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20
2.3  Method of Borrowing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20
2.4  Method of Selecting Types and Interest Periods for Advances; Determination of Applicable
Margins, Interest on Advances to Purina Korea, Inc. . . . . . . . . . . . . . . . . . . . . . .    21
(a)  Method of Selecting Types and Interest Periods for Advances. . . . . . . . . . . . . . . .    21
(b)  Determination of Applicable Margins, Applicable Letter of Credit Fee and
Applicable Facility Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    21
2.5  Minimum Amount of Each Advance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    24
2.6  Method of Selecting Types and Interest Periods for Conversion and Continuation of
Advances. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    25
(A)  Right to Convert . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    25
(B)  Automatic Conversion and Continuation. . . . . . . . . . . . . . . . . . . . . . . . . . .    25
(C)  No Conversion Post-Default or Post-Unmatured Default . . . . . . . . . . . . . . . . . . .    25
(D)  Conversion/Continuation Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    25
2.7  Default Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    25
2.8 Method of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    25
2.9  Evidence of Debt; Telephonic Notices . . . . . . . . . . . . . . . . . . . . . . . . . . .    26
2.10  Promise to Pay; Interest and Fees; Interest Payment Dates; Interest and Fee Basis; Taxes;
Loan and Control Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    27
(A)  Promise to Pay . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    27
(B)  Interest Payment Dates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    27
(C)  Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    27
(D)  Interest and Fee Basis . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    27
(E)  Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    28
(F)  Loan Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    31
(G)  Entries Binding. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    31
2.11  Notification of Advances, Interest Rates, Prepayments and Aggregate Commitment
Reductions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    32
2.12  Lending Installations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    32
2.13  Non-Receipt of Funds by the Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . .    32
2.14  Termination Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    32
2.15  Replacement of Certain Lenders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    32
2.16  Letters of Credit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    33
2.17  Letter of Credit Participation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    34
2.18  Reimbursement Obligation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    35
2.19  Cash Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    36
2.20  Letter of Credit Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    36
2.21  Indemnification; Exoneration. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    37
2.22  Judgment Currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    38
2.23  Currency Disruption . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    38
2.24  Termination Date Extension. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    39
ARTICLE III:  CHANGE IN CIRCUMSTANCES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    39
3.1  Yield Protection . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    39
3.2  Changes in Capital Adequacy Regulations. . . . . . . . . . . . . . . . . . . . . . . . . .    40
3.3  Availability of Types of Advances. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    41
3.4  Funding Indemnification. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    41
3.5  Lender Statements; Survival of Indemnity . . . . . . . . . . . . . . . . . . . . . . . . .    41
ARTICLE IV:  CONDITIONS PRECEDENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    42
4.1  Initial Advances and Letters of Credit . . . . . . . . . . . . . . . . . . . . . . . . . .    42
4.2  Each Advance and Letter of Credit. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    42
ARTICLE V:  REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . . . . . . . . . . . . . .    42
5.1  Organization; Powers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    42
5.2  Authority. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    43
5.3  No Conflict; Governmental Consents . . . . . . . . . . . . . . . . . . . . . . . . . . . .    43
5.4  Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    44
5.5  No Material Adverse Change . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    44
5.6  Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    44
(A)  Tax Examinations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    44
(B)  Payment of Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    44
5.7  Litigation; Loss Contingencies and Violations. . . . . . . . . . . . . . . . . . . . . . .    45
5.8  Subsidiaries; Capital Stock. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    45
5.9  ERISA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    45
5.10  Accuracy of Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    46
5.11  Securities Activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    46
5.12  Material Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    46
5.13  Compliance with Laws. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    47
5.14  Assets and Properties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    47
5.15  Statutory Indebtedness Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . .    47
5.16  Post-Retirement Benefits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    47
5.17  Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    47
5.18  Contingent Obligations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    47
5.19  Restricted Junior Payments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    48
5.20  Labor Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    48
5.21  Environmental Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    48
5.22  Foreign Employee Benefit Matters. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    49
ARTICLE VI:  COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    49
6.1  Reporting. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    49
(A)  Financial Reporting. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    49
(B)  Notice of Default. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    50
(C)  Lawsuits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    51
(D)  Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    51
(E)  ERISA Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    51
(F)  Labor Matters. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    53
(G)  Other Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    53
(H)  Other Reports. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    53
(I)  Environmental Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    53
(J)  Other Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    53
6.2  Affirmative Covenants. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    53
(A)  Existence, Etc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    53
(B)  Corporate Powers; Conduct of Business. . . . . . . . . . . . . . . . . . . . . . . . . . .    54
(C)  Compliance with Laws, Etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    54
(D)  Payment of Taxes and Claims; Tax Consolidation . . . . . . . . . . . . . . . . . . . . . .    54
(E)  Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    54
(F)  Inspection of Property; Books and Records; Discussions . . . . . . . . . . . . . . . . . .    54
(G)  ERISA Compliance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    55
(H)  Maintenance of Property. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    55
(I)  Environmental Compliance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    55
(J)  Use of Proceeds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    55
(K)  Foreign Employee Benefit Compliance. . . . . . . . . . . . . . . . . . . . . . . . . . . .    56
6.3  Negative Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    56
(A)  Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    56
(B)  Sales of Assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    56
(C)  Liens. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    57
(D)  Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    57
(E)  Contingent Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    58
(F)  Restricted Junior Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    59
(G)  Conduct of Business; Subsidiaries; Acquisitions. . . . . . . . . . . . . . . . . . . . . .    59
(H)  Transactions with Shareholders and Affiliates. . . . . . . . . . . . . . . . . . . . . . .    60
(I)  Sales and Leasebacks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    60
(J)  Margin Regulations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    60
(K)  ERISA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    60
(L)  Issuance of Equity Interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    61
(M)  Organizational Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    61
(N)  Other Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    61
(O)  Fiscal Year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    61
(P)  Hedging Obligations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    61
(Q)  Subsidiary Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    62
6.4  Financial Covenants. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    62
(A)  Interest Coverage Ratio. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    62
(B)  Maximum Leverage Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    62
(C)  Capital Expenditures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    62
(D)  Minimum Consolidated Net Worth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    63
(E)  Country Debt Limitations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    63
ARTICLE VII:  DEFAULTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    65
7.1  Defaults . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    65
ARTICLE VIII:  ACCELERATION, DEFAULTING LENDERS; WAIVERS, AMENDMENTS
AND REMEDIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    67
8.1  Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    67
(a)  Termination of Commitments; Acceleration . . . . . . . . . . . . . . . . . . . . . . . . .    67
(b)  Rescission . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    68
(c) Enforcement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    68
8.2  Defaulting Lender. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    68
8.3  Amendments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    69
8.4  Preservation of Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    70
ARTICLE IX:  GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    70
9.1  Survival of Representations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    70
9.2  Governmental Regulation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    70
9.3  Performance of Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    70
9.5  Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    71
9.7  Expenses; Indemnification. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    71
(A)  Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    71
(B)  Indemnity. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    72
(C)  Waiver of Certain Claims; Settlement of Claims . . . . . . . . . . . . . . . . . . . . . .    73
(D)  Survival of Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    73
9.8  Numbers of Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    73
9.9  Accounting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    73
9.10  Severability of Provisions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    73
9.11  Nonliability of Lenders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    73
9.12  GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    73
9.13  CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY TRIAL . . . . . . . . . . . . . . . . .    74
(A)  JURISDICTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    74
(B)  OTHER JURISDICTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    74
(C)  VENUE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    74
(D)  WAIVER OF JURY TRIAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    74
9.14  Subordination of Intercompany Indebtedness. . . . . . . . . . . . . . . . . . . . . . . .    75
9.15  No Strict Construction. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    76
ARTICLE X:  THE AGENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    76
10.1  Appointment; Nature of Relationship . . . . . . . . . . . . . . . . . . . . . . . . . . .    76
10.2  Powers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    76
10.3  General Immunity. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    76
10.4  No Responsibility for Loans, Creditworthiness, Collateral, Recitals, Etc. . . . . . . . .    77
10.5  Action on Instructions of Lenders . . . . . . . . . . . . . . . . . . . . . . . . . . . .    77
10.6  Employment of Agents and Counsel. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    77
10.7  Reliance on Documents; Counsel. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    77
10.8  The Agent's Reimbursement and Indemnification . . . . . . . . . . . . . . . . . . . . . .    77
10.9  Rights as a Lender. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    78
10.10  Lender Credit Decision . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    78
10.11  Successor Agent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    78
10.12  Collateral Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    78
ARTICLE XI:  SETOFF; RATABLE PAYMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    79
11.1  Setoff. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    79
11.2  Ratable Payments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    79
11.3  Application of Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    79
11.4  Relations Among Lenders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    80
ARTICLE XII:  BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS . . . . . . . . . . . . . . . .    81
12.1  Successors and Assigns. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    81
12.2  Participations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    81
(A)  Permitted Participants; Effect . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    81
(B)  Voting Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    81
(C)  Benefit of Setoff. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    81
12.3  Assignments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    82
(A)  Permitted Assignments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    82
(B)  Effect; Effective Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    82
(C)  The Register . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    83
12.4  Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    83
12.5  Dissemination of Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    83
ARTICLE XIII:  NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    84
13.1  Giving Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    84
13.2  Change of Address . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    84
ARTICLE XIV:  COUNTERPARTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    84







                            EXHIBITS AND SCHEDULES

                                   EXHIBITS
                                   --------

EXHIBIT  A          --          Commitments
(Definitions)

EXHIBIT  B          --          [Reserved]

EXHIBIT  C          --          Form  of  Compliance  Certificate
                                (Definitions, 4.2,  6.1(A)(iii))

EXHIBIT  D          --          Form  of  Assignment  Agreement
                                (2.15,  12.3)

EXHIBIT  E          --          List  of  Closing  Documents
                                (4.1)

EXHIBIT  F          --          Form  of  Officer's  Certificate
                                (4.2,  6.1(A)(iii))

EXHIBIT  G          --          Financial  Statements
                                (5.4(A),  5.18)

EXHIBIT  H          --          Form  of  Request  for  Letter  of  Credit
                                (2.16)

EXHIBIT  I          --          Form  of  Letter  of  Credit
                                (2.16)


                                   SCHEDULES
                                   ---------


The information presented on each of the following Schedules is dated as of February 28, 1998.

Schedule  1.1.1               --     Permitted Existing Contingent Obligations
                                    (Definitions)

Schedule  1.1.2           --     Permitted Existing Indebtedness (Definitions)

Schedule  1.1.3            --     Permitted Existing Investments (Definitions)

Schedule  1.1.4                  --     Permitted Existing Liens (Definitions)

Schedule  2.16(b)          --          Existing  Letters of Credit (  2.16(b))

Schedule  5.3                  --     Conflicts; Governmental Consents (  5.3)

Schedule  5.7                    --     Litigation; Loss Contingencies (  5.7)

Schedule  5.8                    --          Subsidiaries  (    5.8)

Schedule  5.17                    --       Insurance (   5.17, 6.1(D), 6.2(E))

Schedule  5.20          --     Labor Matters; Compensation Agreements (  5.20)

Schedule  5.21                    --          Environmental  Matters  (  5.21)

Schedule  6.3(F)                    --          Restricted  Junior  Payments

Schedule  6.3(H)          --     Transactions with Shareholders and Affiliates


                         LONG  TERM  CREDIT  AGREEMENT


     This Long Term Credit Agreement dated as of March 31, 1998 is entered into among AGRIBRANDS INTERNATIONAL, INC., a Missouri corporation, any SUBSIDIARY BORROWERS and any SUBSIDIARY OBLIGORS (as such terms are defined herein) which are now or may hereafter become a party hereto from time to time, the financial institutions from time to time a party hereto as LENDERS, whether by execution of this Agreement or an assignment and acceptance pursuant to Section 12.3, ABN AMRO BANK N.V., in its capacity as Agent for
              -------------
itself  and  the  other  Lenders.    The  parties  hereto  agree  as  follows:


ARTICLE  I:    DEFINITIONS
--------------------------

     1.1 In addition to the terms defined in other sections of this Agreement, the following terms used in this Agreement shall have the following meanings, applicable both to the singular and the plural forms of the terms defined:

     As  used  in  this  Agreement:

     "ACQUISITION"  means  any  transaction,  or  any  series  of  related
      -----------
transactions, consummated on or after the date of this Agreement, by which the
      -----
Company or any Subsidiary of the Company (i) acquires any going business or all or substantially all of the assets of any firm, corporation or division thereof, whether through purchase of assets, merger or otherwise, including, without limitation, by surrender of or foreclosure on collateral provided by customers or (ii) directly or indirectly acquires (in one transaction or as of the most recent transaction in a series of transactions, including, without limitation, by surrender of or foreclosure on collateral provided by customers) at least a majority (in number of vote) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage of voting power) of the membership, ownership or other equity interests in a limited liability company or of the outstanding partnership interests of a partnership.

     "ADVANCE"  means a borrowing hereunder consisting of the aggregate amount
      -------
of the several Loans made by the Lenders to a Borrower of the same Type and, in the case of Eurodollar Advances and Korean Eurodollar Advances, for the same Interest Period.

     "AFFECTED  LENDER"  is  defined  in  Section  2.15  hereof.
      ----------------                    -------------

     "AFFILIATE"  of  any Person means any other Person directly or indirectly
      ---------
controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person is the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange
Act) of greater than ten percent (10%) or more of any class of voting Capital Stock (or other voting interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person through ownership of Equity Interests. In addition, each director of a Borrower or any Subsidiary of a Borrower shall be deemed to be an Affiliate of each Borrower.

     "AGENT"  means  ABN  AMRO  Bank  N.V.  in  its  capacity  as  contractual
      -----
representative for itself and the Lenders pursuant to Article X hereof and any
      ---                                             ---------
successor  Agent  appointed  pursuant  to  Article  X  hereof.
                                           ----------

     "AGGREGATE  COMMITMENT" means the aggregate of the Commitments of all the
      ---------------------
Lenders under this Agreement as adjusted from time to time pursuant to the terms hereof. The initial Aggregate Commitment is Fifty-Five Million and 00/100 Dollars ($55,000,000.00).

     "AGREEMENT"  means this Long Term Credit Agreement, as it may be amended,
      ---------
restated  or  otherwise  modified  and  in  effect  from  time  to  time.

     "AGREEMENT  ACCOUNTING  PRINCIPLES"  means  generally accepted accounting
      ---------------------------------
principles as in effect as of the date of this Agreement in the United States. If any changes in generally accepted accounting principles are hereafter required or permitted and are adopted by the Company with the agreement of its independent certified public accountants and such changes result in a change in the method of calculation of any of the financial covenants, restrictions or standards herein or in the related definitions or terms used therein ("Covenant Accounting Changes"), the parties hereto agree to enter into
      -------------------------
negotiations, in good faith, in order to amend such provisions in a credit neutral manner so as to reflect equitably such changes with the desired result that the criteria for evaluating the Company's consolidated financial condition shall be the same after such changes as if such changes had not been made; provided, however, that no Covenant Accounting Change shall be given
       --------   -------
effect in such calculations until such provisions are amended in a manner reasonably satisfactory to the Required Lenders. If such amendment is entered into, all references in this Agreement to Agreement Accounting Principles shall mean generally accepted accounting principles as of the date of such amendment except as agreed in connection with the Covenant Accounting Changes set forth in such an amendment and together with any changes in generally accepted accounting principles after the date of such amendment which are not Covenant Accounting Changes.

     "ALTERNATE  BASE RATE" means, for any day, a fluctuating rate of interest
      --------------------
per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of (a) the Federal Funds Effective Rate for such day and (b) one-half of one percent (0.5%) per annum.

     "APPLICABLE  FACILITY  FEE" as at any date of determination, shall be the
      -------------------------
rate per annum then applicable in the determination of the amount payable under Section 2.10(C) with respect to the Aggregate Commitment determined in
       ----------------
accordance  with  the  provisions  of  Section  2.4(b).
                                       ---------------

     "APPLICABLE  EURODOLLAR MARGIN" as at any date of determination, shall be
      -----------------------------
the rate per annum then applicable to Eurodollars Rate Loans determined in accordance with the provisions of Section 2.4(b).
                                       ---------------

     "APPLICABLE  BASE  RATE MARGIN" as at any date of determination, shall be
      -----------------------------
the rate per annum then applicable to Base Rate Loans determined in accordance with the provisions of Section 2.4(b).
                           ---------------

     "APPLICABLE  LETTER OF CREDIT FEE" as at any date of determination, shall
      --------------------------------
be the rate per annum then applicable in the determination of the amount payable under Section 2.20 with respect to Letters of Credit, determined in
                -------------
accordance  with  the  provisions  of  Section  2.4(b).
                                       ---------------

     "APPLICABLE  MARGIN(S)"  is  defined  in  Section  2.4(b).
      ---------------------                    ---------------

     "ARRANGER"  means  ABN AMRO Bank N.V. in its capacity as the arranger for
      --------
the  loan  transaction  evidenced  by  this  Agreement.

     "AUTHORIZED  OFFICER"  means  any  of  the chief executive officer, chief
      -------------------
operating officer, chief financial officer, controller and treasurer of a Borrower, acting singly.

     "BASE  RATE"  means,  for any day for any Loan, a rate per annum equal to
      ----------
(i) the Alternate Base Rate for such day plus (ii) the Applicable Base Rate Margin applicable to such Loan, changing when and as the Alternate Base Rate changes.

     "BASE  RATE  ADVANCE"  means  an Advance which bears interest at the Base
      -------------------
Rate.

     "BASE  RATE  LOAN" means a Loan, or portion thereof, which bears interest
      ----------------
at  the  Base  Rate.

     "BENEFIT  PLAN"  means a defined benefit plan as defined in Section 3(35)
      -------------
of ERISA (other than a Multiemployer Plan) in respect of which the Company or any other member of the Controlled Group is, or within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA.

     "BORROWER"  shall  mean  the  Company, Agribrands Canada, Inc., a company
      --------
organized under the federal laws of Canada, Purina Italia, S.p.A., a company organized under the laws of Italy, Purina Espana, S.A., a company organized under the laws of Spain, Purina Hungaria Animal Feed Production & Trading Company, Ltd., a company organized under the laws of Hungary, and Purina Korea, Inc., a corporation organized under the laws of the Republic of Korea, and each of their respective successors and assigns.

     "BORROWING  DATE"  means  a  date on which an Advance, is made hereunder.
      ---------------

     "BORROWING  NOTICE"  is  defined  in  Section  2.4(a)  hereof.
      -----------------                    ---------------

     "BUSINESS  DAY"  means (i) with respect to any borrowing, payment or rate
      -------------
selection of Revolving Loans bearing interest at the Eurodollar Rate, a day (other than a Saturday or Sunday) on which banks are open for business in New York, New York and Chicago, Illinois and on which dealings in United States Dollars and Korean Won are carried on in the relevant interbank market and
(ii) for all other purposes a day (other than a Saturday or Sunday) on which banks are open for business in New York, New York and Chicago, Illinois.

     "CALCULATION DATE" means (i) with respect to any Revolving Loan or Letter
      ----------------
of Credit in Korean Won, the Business Day of the making of such Revolving Loan or the issuance of the Letter of Credit with respect to Korean Won; (ii) with respect to outstanding Revolving Loans and Letters of Credit, (x) the Business Day on which any subsequent Loan is made or Letter of Credit is issued, (y) the twenty-fifth day of each calendar month (or, if such date is not a Business Day, the next succeeding Business Day), and (z) any other Business Day selected at the option of the Agent or at the direction of the Required Lenders; provided, with respect to any option exercised pursuant to clause
          --------                                                      ------
(ii)(z)  above,  without  the  consent  of the Agent required to calculate the
   ----
applicable  Exchange  Rate, the Calculation Date selected shall not be earlier
   -
than  the  second  (2nd)  Business  Day  following  exercise  of  such option.

     "CAPITAL  EXPENDITURES"  means,  for  any  period,  the  aggregate of all
      ---------------------
expenditures (whether paid in cash or accrued as liabilities and including Capitalized Leases) by the Company and its Subsidiaries during that period that, in conformity with Agreement Accounting Principles, are required to be included in or reflected by the property, plant, equipment or similar fixed asset accounts reflected in the consolidated balance sheet of the Company and its Subsidiaries other than with respect to the acquisition of inventory in the ordinary course of business.

     "CAPITAL  STOCK" means (i) in the case of a corporation, corporate stock,
      --------------
(ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (howsoever designated) of corporate stock, (iii) in the case of a partnership, partnership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing person, in each such case regardless of class or designation.

     "CAPITALIZED  LEASE"  of  a  Person  means  any lease of property by such
      ------------------
Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

     "CAPITALIZED  LEASE  OBLIGATIONS"  of  a  Person  means the amount of the
      -------------------------------
obligations of such Person under Capitalized Leases which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

     "CASH  COLLATERAL  ACCOUNT" means that certain deposit account maintained
      -------------------------
at all times by the Company at ABN AMRO Bank N.V. with a balance not less than $25,000,000 at any time.

     "CASH  EQUIVALENTS"  means  (i)  marketable  direct obligations issued or
      -----------------
unconditionally guaranteed by the government of the United States or the government of any member of the European Union; (ii) domestic and Eurodollar certificates of deposit and time deposits, bankers' acceptances issued by any commercial bank organized under the laws of the United States, any state thereof, the District of Columbia, or its branches or agencies or the laws of any member of the European Union and having a rating of B or better by Thompson BankWatch, or rated A or better by S&P and A2 or better by Moody's;
(iii) shares of money market, mutual or similar funds having net assets in excess of $500,000,000 maturing or being due or payable in full not more than one hundred eighty (180) days after any Borrower's acquisition thereof and the investments of which are limited to investment grade securities (i.e., securities rated at least Baa by Moody's or at least BBB by S&P) and (iv) commercial paper of United States and foreign banks and bank holding companies and their subsidiaries and United States and foreign finance, commercial, industrial or utility companies which, at the time of acquisition, are rated A-1 (or better) by S&P or P-1 (or better) by Moody's, or are backed by letters of credit from banks rated B or better by Thompson BankWatch or rated A or better by S&P and A2 or better by Moody's; provided that the maturities of
                                               --------
such  Cash  Equivalents  shall  not  exceed  365  days.

     "CASH  INTEREST  EXPENSE"  will  mean, for any period, the total Interest
      -----------------------
Expense of the applicable entity actually paid in cash (including the interest component of Capitalized Leases but excluding the arrangement fee set forth in the letter agreement between the Agent, the Arranger and the Company dated February 25, 1998) all as determined in conformity with Agreement Accounting Principles.

     "CHANGE"  is  defined  in  Section  3.2  hereof.
      ------                    ------------

     "CHANGE  OF  CONTROL"  means  any  of  the  following:
      -------------------

     (i)     any "person" or "group" (as such terms are used in Sections 13(d)
                                                                --------------
and 14(d) of the Exchange Act)is or becomes the "beneficial owner" (as defined
    -----
in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 20% or more of the combined voting power of the Company's Capital Stock ordinarily having the right to vote at an election of directors;

     (ii) during any period of 12 consecutive calendar months, individuals:

(a)      who were directors of the Company on the first day of such period, or

(b) whose election or nomination for election to the board of directors of the Company was recommended or approved by at least a majority of the directors then still in office who were directors of the Company on the first day of such period, or whose election or nomination for election was so approved, shall cease to constitute a majority of the board of directors of the Company;

     (iii) the Company consolidates with or merges into another corporation or conveys, transfers or leases all or substantially all of its property to any Person, or any corporation consolidates with or merges into the Company, in either event pursuant to a transaction in which the outstanding Capital Stock of the Company is reclassified or changed into or exchanged for cash, securities or other property; and

     (iv)         except as provided by Section 6.3(B)(iv) with respect to the
                                        ------------------
sale, dissolution or liquidation of certain Subsidiaries of the Company, the Company shall cease to own of record and beneficially, with sole voting and dispositive power, at least 80% of the outstanding shares of Capital Stock of each Subsidiary Borrower and each Subsidiary Obligor ordinarily having the right to vote at an election of directors or shall cease to have the power, directly or indirectly, to elect a majority of the board of directors of each Subsidiary Borrower.

     "CLOSING  DATE" means the date on which the Agent notifies the Company in
      -------------
writing  that  all of the conditions precedent under Sections 4.1 and 4.2 have
                                                     ------------     ---
been satisfied and any of the Borrowers may request Loans, and any of the Borrowers or the Subsidiary Obligors may request Letters of Credit, under this Agreement.

     "CODE"  means  the Internal Revenue Code of 1986, as amended, reformed or
      ----
otherwise  modified  from  time  to  time.

     "COLLATERAL  DOCUMENT"  shall  mean the Pledge Agreements, the Guaranties
      --------------------
and all other security agreements, mortgages, loan agreements, notes, guarantees, pledges, powers of attorney, consents, assignments, contracts, fee letters, notices, leases, financing statements and all other written matter whether heretofore, now, or hereafter executed by or on behalf of the Company or any of its Subsidiaries and delivered to the Agent or any of the Lenders, together with all agreements and documents referred to therein or contemplated thereby.

     "COLLATERAL"  means  all  property  and interest in property now owned or
      ----------
hereafter acquired by the Company which has been pledged to the Agent for the benefit of the Holders of Secured Obligations under the Pledge Agreements. "COMMISSION" means the Securities and Exchange Commission and any Person
 ----------
succeeding  to  the  functions  thereof.
 ----

     "COMMITMENT"  means,  for  each  Lender, the obligation of such Lender to
      ----------
make Revolving Loans, and to purchase participations in Letters of Credit not exceeding the Dollar Amount set forth on Exhibit A to this Agreement opposite
                                          ---------
its name thereon under the heading "Commitment" or in the assignment and acceptance by which it became a Lender, as such amount may be modified from time to time pursuant to the terms of this Agreement or to give effect to any applicable assignment and acceptance.

     "COMPANY"  means  Agribrands International, Inc., a Missouri corporation,
      -------
together  with  its  successors  and  assigns.

     "COMPLIANCE CERTIFICATE" means a certificate substantially in the form of
      ----------------------
Exhibit  C  delivered  to the Agent and each Lender by the Company pursuant to
----------
the  provisions  of  this  Agreement  and  covering,  among  other things, its
--
calculation  of  the  Applicable  Margins, Applicable Facility Fee, Applicable
--
Letter of Credit Fee, its compliance with the financial covenants contained in
--
Section  6.4  and  certain  other  provisions  of  this  Agreement.
------------

     "CONFIDENTIAL  INFORMATION  MEMORANDUM"  means  that certain Confidential
      -------------------------------------
Information Memorandum dated February 1998 and delivered by the Agent and the Company to prospective Lenders in connection with this Agreement.

     "CONSOLIDATED  EBITDA"  means,  for any period, EBITDA of the Company and
      --------------------
its  Subsidiaries  on  a  consolidated  basis.

     "CONSOLIDATED  NET  WORTH" means, at a particular date, all amounts which
      ------------------------
would be included under shareholders' or members' equity for the Company and its consolidated Subsidiaries deter-mined in accordance with Agreement Accounting Principles.

     "CONTAMINANT"  means  any  waste,  pollutant,  hazardous substance, toxic
      -----------
substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos, polychlorinated biphenyls ("PCBS"), or any constituent of any such substance or waste, and includes but is not limited to these terms as defined in Environmental, Health or Safety Requirements of Law.

     "CONTINGENT  OBLIGATION", as applied to any Person, means any Contractual
      ----------------------
Obligation, contingent or otherwise, of that Person with respect to any Indebtedness of another or other obligation or liability of another, including, without limitation, any such Indebtedness, obligation or liability of another directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable, including Contractual Obligations (contingent or otherwise) arising through any agreement to purchase, repurchase, or otherwise acquire such Indebtedness, obligation or liability or any security therefor, or to provide funds for the payment or discharge thereof (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, or other financial condition, or to make payment other than for value received.

     "CONTINGENT  PURCHASE  PRICE OBLIGATION", as applied to any Person, means
      --------------------------------------
any Contractual Obligation of such Person incurred in connection with an Acquisition pursuant to which such Person is obligated to pay additional consideration to the applicable seller in the form of an earnout, milestone payment, contingent purchase price payment, or other similar performance based compensation relating to post-Acquisition financial or operating performance of the business acquired.

     "CONTRACTUAL  OBLIGATION",  as applied to any Person, means any provision
      -----------------------
of any equity or debt securities issued by that Person or any indenture, mortgage, deed of trust, security agreement, pledge agreement, guaranty, contract, undertaking, agreement or instrument, in any case in writing, to which that Person is a party or by which it or any of its properties is bound, or to which it or any of its properties is subject.

     "CONTROLLED  GROUP"  means  the  group  consisting of (i) any corporation
      -----------------
(other than Ralston Purina Company and any company that is a subsidiary of such company as of the Closing Date) which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Company; (ii) a partnership or other trade or business (whether or not incorporated (other than Ralston Purina Company and any company that is a subsidiary of such company as of the Closing Date)) which is under common control (within the meaning of Section 414(c) of the Code) with the Company; and (iii) a member of the same affiliated service group (within the meaning of
Section 414(m) of the Code) as the Company, any corporation described in clause (i) above or any partnership or trade or business described in clause
     ------                                                             ------
(ii)  above  (in  each case, other than Ralston Purina Company and any company
 ---
that  is  a  subsidiary  of  such  company  as  of  the  Closing  Date).
 -

     "CONVERSION/CONTINUATION  NOTICE"  is  defined  in Section 2.6(D) hereof.
      -------------------------------                   --------------

     "CUSTOMARY  PERMITTED  LIENS"  means:
      ---------------------------

     (i) Liens (other than Environmental Liens and Liens in favor of the IRS or the PBGC) with respect to the payment of taxes, assessments or governmental charges in all cases which are not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with Agreement Accounting Principles;

     (ii) statutory Liens of landlords and Liens of suppliers, mechanics, carriers, materialmen, warehousemen or workmen and other similar Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with Agreement Accounting Principles;

     (iii) Liens (other than Environmental Liens and Liens in favor of the IRS or the PBGC) incurred or deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance or other types of social security benefits or to secure the performance of bids, tenders, sales, contracts (other than for the repayment of borrowed money), surety, appeal and performance bonds; provided that (A) all such Liens do not
                                       --------
in the aggregate materially detract from the value of assets or property of any Borrower taken as a whole or materially impair the use thereof in the operation of the businesses taken as a whole, and (B) all Liens securing bonds to stay judgments or in connection with appeals that do not secure at any time an aggregate amount exceeding $5,000,000;

     (iv) Liens arising with respect to zoning restrictions, easements, licenses, reservations, covenants, rights-of-way, utility easements, building restrictions and other similar charges or encumbrances on the use of real property which do not interfere with the ordinary conduct of the business of any Borrower or any Subsidiary of any Borrower;

     (v) Liens of attachment or judgment with respect to judgments, writs or warrants of attachment, or similar process against any Borrower or any Subsidiary of any Borrower which do not constitute a Default under Section
                                                                       -------
7.1(h);
   ---

     (vi) Liens arising from leases, subleases or licenses granted to others which do not interfere in any material respect with the business of any Borrower or any Subsidiary of any Borrower; and

     (vii) any interest or title of the lessor in the property subject to any operating lease entered into by any Borrower or any Subsidiary of any Borrower in the ordinary course of business.

     "DEFAULT"  means  an  event  described  in  Article  VII  hereof.
      -------                                    ------------

     "DOL"  means  the  United  States  Department  of  Labor  and  any Person
      ---
succeeding  to  the  functions  thereof.
      --

     "DOLLAR"  or  "$" means the lawful money of the United States of America.
      ------        -

     "DOLLAR  AMOUNT" of any currency at any date shall mean (i) the amount of
      --------------
such currency if such currency is Dollars or (ii) the Equivalent Amount of Dollars if such currency is any currency other than Dollars, calculated on the basis of the then applicable Exchange Rate.

     "EBITDA"  will  mean,  for  any  period,  on a consolidated basis for the
      ------
applicable Person, the sum of the amounts for such period, without duplication, of (i) net sales minus (ii) cost of products sold minus (iii)
                                  -----                            -----
selling,  general  and administrative expenses, plus (iv) depreciation expense
                                                ----
to  the  extent  deducted  in  computing the amounts in clauses (ii) and (iii)
                                                        ------------     -----
above,  plus  (v)  amortization  expense,  including,  without  limitation,
        ----
amortization of goodwill and other intangible assets to the extent deducted in
       --
computing  the  amounts  in clauses (ii) and (iii) above, all as determined in
                            ------------     -----
accordance with Agreement Accounting Principles. EBITDA for each Subsidiary shall be calculated excluding the effect of any service fees paid by such Subsidiary to the Company.

     "EBITDA CONTRIBUTION RATIO" shall mean the ratio of (i) Total Debt of the
      -------------------------
Company and its Subsidiaries to (ii) the sum of 100% of EBITDA contributed by Subsidiaries in countries with a rating of equal to or better than BBB- from S&P and Baa3 from Moody's and 50% of EBITDA contributed by Subsidiaries in countries with a rating of lower than BBB- from S&P or lower than Baa3 from Moody's.

     "ENVIRONMENTAL,  HEALTH  OR  SAFETY  REQUIREMENTS  OF  LAW"  means  all
      ---------------------------------------------------------
Requirements  of  Law  derived from or relating to foreign, federal, state and
      ---
local laws or regulations relating to or addressing pollution or protection of the environment, or protection of worker health or safety, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq., the Occupational Safety and Health
                                   -- ---
Act  of  1970,  29  U.S.C.      651 et seq., and the Resource Conservation and
                                    -- ---
Recovery  Act  of  1976,  42 U.S.C.   6901 et seq., in each case including any
                                           -- ---
amendments thereto, any successor statutes, and any regulations or guidance promulgated thereunder, and any state or local equivalent thereof.

     "ENVIRONMENTAL  LIEN" means a lien in favor of any Governmental Authority
      -------------------
for (a) any liability under Environmental, Health or Safety Requirements of Law, or (b) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

     "ENVIRONMENTAL PROPERTY TRANSFER ACT" means any applicable requirement of
      -----------------------------------
law that conditions, restricts, prohibits or requires any notification or disclosure triggered by the closure of any property or the transfer, sale or lease of any property or deed or title for any property for environmental reasons, including, but not limited to, any so-called "Industrial Site Recovery Act" or "Responsible Property Transfer Act."

     "EQUIPMENT" means all of the present and future (i) equipment, including,
      ---------
without limitation, machinery, manufacturing, distribution, selling, data processing and office equipment, assembly systems, tools, molds, dies, fixtures, appliances, furniture, furnishings, vehicles, vessels, aircraft, aircraft engines, and trade fixtures, (ii) other tangible personal property (other than the Inventory), and (iii) any and all accessions, parts and appurtenances attached to any of the foregoing or used in connection therewith, and any substitutions therefor and replacements, products and proceeds thereof owned by the Company or any of the other Borrowers.

     "EQUITY  INTERESTS"  means  Capital  Stock  and  all  warrants,  options,
      -----------------
purchase  rights,  conversion  or  exchange  rights,  other  rights to acquire
      -
Capital Stock and all voting rights, calls or claims of any character with respect thereto (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

     "EQUIVALENT AMOUNT" of any currency with respect to any amount of Dollars
      -----------------
at any date means the equivalent in such currency of such amount of Dollars, calculated on the basis of the then applicable Exchange Rate rounded up to the nearest incremental amount of such currency as determined by the Agent from time to time.

     "ERISA"  means  the  Employee  Retirement Income Security Act of 1974, as
      -----
amended from time to time including (unless the context otherwise requires) any rules or regulations promulgated thereunder.

     "EURODOLLAR  ADVANCE"  means  an  Advance (other than a Korean Eurodollar
      -------------------
Advance)  which  bears  interest  at  the  Eurodollar  Rate.

     "EURODOLLAR BASE RATE" means, with respect to a Eurodollar Loan or Korean
      --------------------
Eurodollar Loan for the relevant Interest Period, the rate at which deposits in Dollars are offered by ABN AMRO Bank N.V. to first-class banks in the London interbank market at approximately (x) in the case of a Eurodollar Loan, 11:00 a.m. (London time) two Business Days and (y) in the case of a Korean Eurodollar Loan, 11:00 a.m. (London time) three Business Days, prior to the first day of such Interest Period, in the approximate amount of the portions of the relevant Eurodollar Loan of ABN AMRO Bank N.V., and having a maturity approximately equal to such Interest Period.

     "EURODOLLAR  LOAN" means a Loan (other than a Korean Eurodollar Loan), or
      ----------------
portion  thereof,  which  bears  interest  at  the  Eurodollar  Rate.

"EURODOLLAR  RATE"  means,  with  respect  to  a  Eurodollar Advance or Korean
 ----------------
Eurodollar  Advance  for  the relevant Interest Period, the sum of (a) (i) the
 -----
Eurodollar  Base  Rate  divided  by  (ii)  one  minus  the Reserve Requirement
 -                                              -----
(expressed  as  a  decimal)  applicable  to  such Interest Period plus (b) the
 -                                                                ----
percentage  determined  in accordance with Section 2.4(b) to be the Applicable
 -                                         --------------
Eurodollar  Margin  in  connection  with  Eurodollar  Loans.

     "EXCHANGE  RATE"  means  with respect to Korean Won on a particular date,
      --------------
the rate at which Korean Won may be exchanged into Dollars, calculated on the basis of the arithmetical mean of the buy and sell spot rates of exchange of the Agent in the London interbank market (or other market where the Agent's foreign currency exchange operations in respect of Korean Won are then being conducted) for Korean Won at or about 1:00 p.m. (local time), on such date for the purchase of Dollars with Korean Won for delivery five (5) Business Days later; provided, however, that if at the time of any such determination, for
        --------   -------
any reason, no such spot rate is being quoted, the Agent may use any reasonable method it deems appropriate to determine such rate, and such determination shall be conclusive absent manifest error.

     "EXISTING  LETTERS  OF  CREDIT"  is  defined  in  Section  2.16(b).
      -----------------------------                    ----------------

     "FEDERAL  FUNDS  EFFECTIVE RATE" means, for any day, an interest rate per
      ------------------------------
annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (New York time) on such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent in its sole discretion.

     "FEES"  are  described  in  Section  2.10(C)  hereof.
      ----                       ----------------

     "FOREIGN  EMPLOYEE  BENEFIT  PLAN"  means  any  employee  benefit plan as
      --------------------------------
defined in Section 3(3) of ERISA which is maintained or contributed to for the benefit of the employees of the Company, any of its Subsidiaries or any members of its Controlled Group and is not covered by ERISA pursuant to ERISA
Section  4(b)(4).

     "FOREIGN  PENSION  PLAN"  means any employee benefit plan as described in
      ----------------------
Section 3(3) of ERISA which (i) is maintained or contributed to for the benefit of employees of the Company, any of its Subsidiaries or any of its ERISA Affiliates, (ii) is not covered by ERISA pursuant to Section 4(b)(4) of ERISA, and (iii) under applicable local law, is required to be funded through a trust or other funding vehicle.

     "GOVERNMENTAL  ACTS"  is  defined  in  Section  2.21(a)  hereof.
      ------------------                    ----------------

     "GOVERNMENTAL  AUTHORITY"  means  any  nation or government, any federal,
      -----------------------
state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "GUARANTY"  means  each of (i) those certain Guaranties executed in favor
      --------
of the Agent for the benefit of the Holders of Secured Obligations pursuant to which each of the Subsidiary Borrowers and Subsidiary Obligors shall guaranty all of the Obligations of the other Subsidiary Borrowers and Subsidiary Obligors and (ii) that certain Guaranty executed by the Company in favor of the Agent for the benefit of the Holders of Secured Obligations pursuant to which the Company shall guaranty all of the Obligations of the Subsidiary Borrowers and the Subsidiary Obligors, in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time.

     "HEDGING  AGREEMENTS"  is  defined  in  Section  6.3(P).
      -------------------                    ---------------

     "HEDGING  OBLIGATIONS"  of a Person means any and all obligations of such
      --------------------
Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, commodity prices, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.

     "HOLDERS  OF  SECURED  OBLIGATIONS"  means  the  holders  of  the Secured
      ---------------------------------
Obligations from time to time and shall refer to (i) each Lender in respect of
      -
its Loans and the L/C Obligations owed directly or indirectly to such Lender (including, if applicable, any agency or Affiliate of a Lender), (ii) the Issuing Lenders in respect of Reimbursement Obligations and other Obligations relating to its Letters of Credit, (iii) the Agent, the Arranger, and the Issuing Lenders in respect of all other present and future obligations and liabilities of any Borrower or any of their subsidiaries of every type and description arising under or in connection with this Agreement or any other Loan Document, (iv) each Indemnitee in respect of the obligations and liabilities of any Borrower to such Person hereunder or under any of the Loan Documents, (v) each Lender (or any agency or Affiliate thereof) in respect of all Hedging Obligations of any Borrower or any of their Subsidiaries to such lender (or agency or Affiliate thereof) and (vi) their respective successors, transferees and assigns.

     "INDEBTEDNESS"  of  any Person means (i) any indebtedness of such Person,
      ------------
contingent or otherwise, (a) in respect of borrowed money including all principal, interest, fees and expenses with respect thereto (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), or (b) evidenced by bonds, notes, acceptances, debentures or other instruments or letters of credit (or reimbursement obligations with respect thereto, including, in the case of the Borrowers, Reimbursement Obligations with respect to amounts funded under the Letters of Credit) or representing the balance deferred and unpaid of the purchase price of any property (including pursuant to Capitalized Leases) or services, if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet of such Person prepared in accordance with Agreement Accounting Principles (except that any such balance that constitutes a trade payable and/or an accrued liability arising in the ordinary course of business shall not be considered Indebtedness); (ii) to the extent not otherwise included, (a) any Capitalized Lease Obligations, (b) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, and (c) Contingent Obligations in respect of Indebtedness of other Persons (exclusive of whether such items would appear upon such balance sheet). The amount of Indebtedness of any Person at any date shall be without duplication (i) the outstanding balance at such date of all unconditional obligations as described above and the maximum liability of any such Contingent Obligations at such date and (ii) in the case of Indebtedness of others secured by a Lien to which the property or assets owned or held by such Person is subject, the lesser of
(x) the fair market value at such date of any asset subject to a Lien securing the Indebtedness of others and (y) the amount of the Indebtedness secured.

     "INDEMNIFIED  MATTERS"    is  defined  in  Section  9.7(B)  hereof.
      --------------------                      ---------------

     "INDEMNITEES"  is  defined  in  Section  9.7(B)  hereof.
      -----------                    ---------------

     "INTEREST EXPENSE" means, for any period, the consolidated total interest
      ----------------
expense of the Company and its Subsidiaries, determined on a consolidated basis, whether paid or accrued, but without duplication (including the interest component of Capitalized Leases), but excluding interest expense not payable in cash (including amortization of discount) and excluding the arrangement fee set forth in the letter agreement between the Agent, the Arranger and the Company dated February 25, 1998, all as determined in conformity with Agreement Accounting Principles.

     "INTEREST  PERIOD" means, (x) with respect to a Eurodollar Loan, a period
      ----------------
of one (1), two (2), three (3) or six (6) months, and, to the extent available to all of the Lenders, upon request of the applicable Borrower and only if the Lenders, in their discretion, shall agree, nine (9) months or twelve (12) months, and (y) with respect to a Korean Eurodollar Loan, a period of one
(1), two (2) or three (3) months, and, to the extent available to all of the Lenders, upon request of Purina Korea, Inc. and only if the Lenders, in their discretion, shall agree, six (6) months, in each case commencing on a Business Day selected by the applicable Borrower pursuant to this Agreement. Such Interest Period shall end on (but exclude) the day which corresponds numerically to such date one, two, three or six months and, if applicable, nine or twelve months, thereafter; provided, however, that if there is no such
                                   --------  -------
numerically corresponding day in such next, second, third or sixth succeeding month and, if applicable, ninth or twelfth succeeding month, such Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month and, if applicable, ninth or twelfth succeeding month. With respect to a Korean Won Advance, Interest Period means a period designated by the Agent of approximately ninety (90) days. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that if said next
                                          --------  -------
succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day.

     "INVESTMENT" means, with respect to any Person, (i) any purchase or other
      ----------
acquisition by that Person of any Equity Interest, notes, debentures or other securities, or of a beneficial interest in any Equity Interest, notes, debentures or other securities, issued by any other Person, (ii) any purchase by that Person of all or substantially all of the assets of a business conducted by another Person, and (iii) any loan, advance (other than deposits with financial institutions available for withdrawal on demand, prepaid expenses, accounts receivable, advances to employees and similar items in each case made or incurred in the ordinary course of business) or capital contribution by that Person to any other Person, including all Indebtedness to such Person arising from a sale of property by such Person other than in the ordinary course of its business.

     "IRS" means the Internal Revenue Service and any Person succeeding to the
      ---
functions  thereof.

     "ISSUING  LENDER"  means, as the context may require, ABN AMRO Bank N.V.,
      ---------------
with respect to Letters of Credit issued by it pursuant to this Agreement, and any other Lender that becomes an Issuing Lender, pursuant to Section 2.16,
                                                                 ------------
with  respect  to  Letters  of  Credit  issued  by  such  Lender.

     "KNOWLEDGE"  means,  at any time in respect of any Person and relative to
      ---------
any matter, knowledge which the Authorized Officers of such Person would reasonably be expected to have regarding such matter.

     "KOREAN  CD  RATE"  means  with respect to any Korean Won Advance for any
      ----------------
specified Interest Period, the rate per annum, as determined by the Agent, shown on page "KWCD 3M" screen of the Bloomberg L.P. service (or such other page as may replace the "KWCD 3M" screen on that service) for the purpose of displaying the rate offered in Seoul, Korea for 91-day certificates of deposit issued in Seoul, Korea as of 11:00 a.m. (Seoul time) five (5) Business Days prior to the first day of such Interest Period.

     "KOREAN  EURODOLLAR  ADVANCE"  means an Advance to Purina Korea, Inc., in
      ---------------------------
Dollars  which  bears  interest  at  the  Korean  Eurodollar  Rate.

     "KOREAN  EURODOLLAR  LOAN"  means a Loan, or portion thereof, which bears
      ------------------------
interest  at  the  Korean  Eurodollar  Rate.

     "KOREAN  EURODOLLAR  RATE" means a rate per annum equal to the Eurodollar
      ------------------------
Rate  minus  the  Applicable  Eurodollar  Margin  plus  3.50%  per  annum.
      -----                                       ----

     "KOREAN  WON  ADVANCE"  means  an  advance  made  pursuant to Section 2.1
      --------------------                                         -----------
denominated  in  Korean  Won  to  Purina  Korea,  Inc.

     "KOREAN  WON  LOAN" means with respect to a Lender, such Lender's portion
      -----------------
of  any  Korean  Won  Advance  made  pursuant  to  Section  2.1.
                                                   ------------

     "L/C DRAFT" means a draft drawn on an Issuing Lender pursuant to a Letter
      ---------
of  Credit.

     "L/C  INTEREST"  is  defined  in  Section  2.17.
      -------------                    -------------

     "L/C  OBLIGATIONS" means, without duplication, an amount equal to the sum
      ----------------
of (i) the aggregate of the amount then available for drawing under each of the Letters of Credit, (ii) the face amount of all outstanding L/C Drafts corresponding to the Letters of Credit, which L/C Drafts have been accepted by the Issuing Lender, (iii) the aggregate outstanding amount of all Reimbursement Obligations at such time and (iv) the aggregate face amount of all Letters of Credit requested by any Borrower but not yet issued (unless the request for an unissued Letter of Credit has been denied).

     "LENDERS" means the lending institutions listed on the signature pages of
      -------
this Agreement, including the Issuing Lenders and their respective successors and assigns.

     "LENDING  INSTALLATION" means, with respect to a Lender or the Agent, any
      ---------------------
office,  branch,  subsidiary  or  affiliate  of  such  Lender  or  the  Agent.

     "LETTER(S)  OF CREDIT" means the letters of credit to be issued by one of
      --------------------
the  Issuing  Lenders  pursuant  to  Section  2.16  hereof.
                                     -------------

     "LIEN"  means  any  lien  (statutory  or  other),  mortgage,  pledge,
      ----
hypothecation,  assignment,  deposit  arrangement,  encumbrance or preference,
      ----
priority or security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

     "LOAN(S)"  means  with  respect to a Lender, such Lender's portion of any
      -------
Advance  made  pursuant  to  Section  2.1.
                             ------------

     "LOAN  ACCOUNT"  is  defined  in  Section  2.10(F)  hereof.
      -------------                    ----------------

     "LOAN  DOCUMENTS"  means  this  Agreement  and  all  other  documents,
      ---------------
instruments  and  agreements  executed in connection therewith or contemplated
      ----
thereby, including the letter agreements regarding fees among the Agent, the Arranger, and the Company and between the Agent and the Borrower, in each case as the same may be amended, restated or otherwise modified and in effect from time to time.

     "MARGIN STOCK" shall have the meaning ascribed to such term in Regulation
      ------------
U.

     "MATERIAL  ADVERSE  EFFECT"  means a material adverse effect upon (a) the
      -------------------------
business, condition (financial or otherwise), operations, performance, properties or prospects of the Company and its Subsidiaries taken as a whole,
(b) the ability of the Company and the other Borrowers and the Subsidiary Obligors taken as a whole to perform their obligations under the Loan Documents in any material respect, or (c) the ability of the Lenders or the Agent to enforce in any material respect this Agreement, the Obligations or their rights with respect to the Collateral other than any such inability resulting form the gross negligence or willful misconduct of any Lender or the Agent.

     "MAXIMUM  KOREAN  COMMITMENT"  shall  mean  the  maximum amount which the
      ---------------------------
Lenders have agreed to provide as Loans or Letters of Credit to Purina Korea, Inc. under this Agreement. The initial Maximum Korean Commitment is $15,000,000.

     "MAXIMUM  KOREAN  WON COMMITMENT" shall mean the maximum amount which the
      -------------------------------
Lenders have agreed to provide as Loans or Letters of Credit to Purina Korea, Inc. in Korean Won under this Agreement. The Dollar Amount of the initial Maximum Korean Won Commitment is $7,500,000.

     "MOODY'S"  means  Moody's  Investors  Service,  Inc.
      -------

     "MULTIEMPLOYER  PLAN"  means a "Multiemployer Plan" as defined in Section
      -------------------
4001(a)(3) of ERISA which is, or within the immediately preceding six (6) years was, contributed to by either the Company or any member of the Controlled Group.

     "NOTICE  OF  ASSIGNMENT"  is  defined  in  Section  12.3(B)  hereof.
      ----------------------                    ----------------

     "OBLIGATIONS" means all Loans, advances, debts, liabilities, obligations,
      -----------
covenants and duties owing by any of the Borrowers or Subsidiary Obligors to the Agent, the Arranger, or the Lenders, the Issuing Lenders, any Affiliate of any of the foregoing or any Indemnitee, of any kind or nature, present or future, arising under this Agreement or any other Loan Document, whether or not evidenced by any note, guaranty or other instrument, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification, or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all interest, charges, expenses, fees, attorneys' fees and disbursements, paralegals' fees (in each case whether or not allowed), and any other sum chargeable to any of the Borrowers or Subsidiary Obligors under this Agreement or any other Loan Document.

     "OTHER  TAXES"  is  defined  in  Section  2.10(E)(ii)  hereof.
      ------------                    --------------------

     "PARTICIPANTS"  is  defined  in  Section  12.2(A)  hereof.
      ------------                    ----------------

     "PAYMENT DATE" means the last Business Day of each March, June, September
      ------------
and  December.

     "PBGC"  means  the Pension Benefit Guaranty Corporation, or any successor
      ----
thereto.

     "PERMITTED  ACQUISITION"  is  defined  in  Section  6.3(G)  hereof.
      ----------------------                    ---------------

     "PERMITTED  EXISTING  CONTINGENT  OBLIGATIONS"  means  the  Contingent
      --------------------------------------------
Obligations  of  the  Borrowers  and  all  other  Subsidiaries  of the Company
      --
identified  as  such  on  Schedule  1.1.1  to  this  Agreement.
      -                   ---------------

     "PERMITTED EXISTING INDEBTEDNESS" means the Indebtedness of the Borrowers
      -------------------------------
and all other Subsidiaries of the Company identified as such on Schedule 1.1.2
                                                                --------------
to  this  Agreement.

     "PERMITTED  EXISTING  INVESTMENTS" means the Investments of the Borrowers
      --------------------------------
and all other Subsidiaries of the Company identified as such on Schedule 1.1.3
                                                                --------------
to  this  Agreement.

     "PERMITTED  EXISTING LIENS" means the Liens on assets of the Borrowers or
      -------------------------
all  other Subsidiaries of the Company identified as such on Schedule 1.1.4 to
                                                             --------------
this  Agreement.

     "PERSON"  means  any  natural  person,  corporation, firm, company, joint
      ------
venture, partnership, association, enterprise, trust or other entity or organization, or any government, domestic or foreign, or political subdivision or any agency, department or instrumentality thereof.

     "PLAN" means an employee benefit plan defined in Section 3(3) of ERISA in
      ----
respect of which the Company or any member of the Controlled Group is, or within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA.

     "PLEDGE  AGREEMENTS"  means  those  certain Pledge Agreements pursuant to
      ------------------
which the Company pledges to the Agent for the benefit of the Holders of Secured Obligations all of the Capital Stock of each of the Subsidiary Borrowers and Subsidiary Obligors.

     "PRIME  RATE"  shall  mean  the rate of interest per annum announced from
      -----------
time to time by the Agent as its prime lending rate in effect at its principal office in New York, New York; each change in the Prime Rate shall be effective on the date such change is announced. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate charged to any customers. ABN AMRO Bank N.V. and the other Lenders may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

     "PRO  RATA  SHARE"  means,  with  respect  to  any Lender, the percentage
      ----------------
obtained by dividing (A) such Lender's Commitment at such time (as adjusted from time to time in accordance with the provisions of this Agreement) by (B) the Aggregate Commitments at such time; provided, however, if all of the
                                              --------  -------
Commitments are terminated pursuant to the terms of this Agreement, then "Pro Rata Share" means the percentage obtained by dividing (x) the sum of all of such Lender's Loans and L/C Obligations by (y) the aggregate amount of all Loans and L/C Obligations.

     "PURCHASERS"  is  defined  in  Section  12.3(A)  hereof.
      ----------                    ----------------

     "RATE  OPTION"  means  the  applicable  Eurodollar  Rate  or  Base  Rate.
      ------------

     "REGULATION  G"  means  Regulation  G  of  the  Board of Governors of the
      -------------
Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by nonbank, nonbroker lenders for the purpose of purchasing or carrying margin stock (as defined therein).

     "REGULATION  T"  means  Regulation  T  of  the  Board of Governors of the
      -------------
Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by and to brokers and dealers of securities for the purpose of purchasing or carrying margin stock (as defined therein).

     "REGULATION  U"  means  Regulation  U  of  the  Board of Governors of the
      -------------
Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying Margin Stock applicable to member banks of the Federal Reserve System.

     "REGULATION  X"  means  Regulation  X  of  the  Board of Governors of the
      -------------
Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by foreign lenders for the purpose of purchasing or carrying margin stock (as defined therein).

     "REIMBURSEMENT  OBLIGATION"  is  defined  in  Section  2.18  hereof.
      -------------------------                    -------------

     "RELEASE"  means  any  release,  spill,  emission,  leaking,  pumping,
      -------
injection,  deposit,  disposal, discharge, dispersal, leaching or migration of
      ---
Contaminants into the indoor or outdoor environment, including the movement of Contaminants through or in the air, soil, surface water or groundwater.

     "REPLACEMENT  LENDER"  is  defined  in  Section  2.15  hereof.
      -------------------                    -------------

     "REPORTABLE EVENT" means a reportable event as defined in Section 4043 of
      ----------------
ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days after such event occurs; provided, however, that a failure to meet the minimum
                         --------  -------
funding standards of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or
Section  412(d)  of  the  Code.

     "REQUIRED LENDERS" means Lenders whose Pro Rata Shares, in the aggregate,
      ----------------
are  at  least  sixty-six and two-thirds percent (66-2/3%), provided, however,
                                                            --------  -------
that,  if  any  of  the Lenders shall have failed to fund its Revolving Credit
Share of any Loan requested by any Borrower which such Lenders are obligated to fund under the terms of this Agreement and any such failure has not been cured, then for so long as such failure continues, "REQUIRED LENDERS" means Lenders (excluding all Lenders whose failure to fund such Loans have not been so cured) whose Pro Rata Shares represent at least sixty-six and two-thirds percent (66-2/3%) of the aggregate Pro Rata Shares of such non-defaulting Lenders; provided, further, however, that, if the Commitments have been
          --------   -------   -------
terminated pursuant to the terms of this Agreement, "REQUIRED LENDERS" means Lenders (without regard to such Lenders' performance of their respective obligations hereunder) whose aggregate ratable shares (stated as a percentage) of the aggregate outstanding principal balance of all Loans and L/C Obligations are at least sixty-six and two-thirds percent (66-2/3%).

     "REQUIREMENTS OF LAW" means, as to any Person, the charter and by-laws or
      -------------------
other organizational or governing documents of such Person, and any law, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject including, without limitation, the Securities Act, the Securities Exchange Act, Regulations G, T, U and X, ERISA, the Fair Labor Standards Act, the Worker Adjustment and Retraining Notification Act, Americans with Disabilities Act of 1990, and any certificate of occupancy, zoning ordinance, building, environmental or land use requirement or Permit or environmental, labor, employment, occupational safety or health law, rule or regulation, including Environmental, Health or Safety Requirements of Law.

     "RESERVE  REQUIREMENT"  means  the  maximum  reserve  requirement,  as
      --------------------
prescribed  by  the  Board  of Governors of the Federal Reserve System (or any
      ---
successor) with respect to "Eurodollar liabilities" or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Eurodollar Loans is determined or category of extensions of credit or other assets which includes loans by a non-United States office of any Lender to United States residents.

     "RESET  DATE"  is  defined  in  Section  1.2.
      -----------                    ------------

     "RESTRICTED JUNIOR PAYMENT" means (i) any dividend or other distribution,
      -------------------------
direct or indirect, on account of any ownership, membership or other Equity Interest in the Company now or hereafter outstanding, except a dividend payable solely in additional interests of the same type, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any ownership, membership or other Equity Interest in the Company or any such interests or shares of any class of Capital Stock of the Company now or hereafter outstanding, (iii) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding options or other rights to acquire any ownership, membership or other Equity Interests in the Company and (iv) any payment of a claim for the rescission of the purchase or sale of, or for material damages arising from the purchase or sale of any ownership, membership or other Equity Interests in the Company or of a claim for reimbursement, indemnification or contribution arising out of or related to any such claim for damages or rescission.

     "REVOLVING  ADVANCE"  means  a  borrowing  hereunder  consisting  of  the
      ------------------
aggregate amount of the several ratable Revolving Loans made by the Lenders to
      -
any Borrower having Commitments to such Borrower of the same Type and, in the case of Eurodollar Advances, denominated in the same currency and for the same Interest Period.

     "REVOLVING CREDIT AVAILABILITY" means, at any particular time, the amount
      -----------------------------
by which the Aggregate Commitment at such time exceeds the Dollar Amount of the Revolving Credit Obligations at such time.

     "REVOLVING  CREDIT OBLIGATIONS" means, at any particular time, the sum of
      -----------------------------
(i) the outstanding principal Dollar Amount of the Revolving Loans at such time, plus (ii) the L/C Obligations at such time.
       ----

     "REVOLVING  CREDIT  SHARE"  means,  with  respect  to  any  Lender,  the
      ------------------------
percentage  obtained  by dividing (A) such Lender's Commitment at such time by
      ---
(B)  the  Aggregate  Commitment  at  such  time.

     "REVOLVING  LOAN"  is  defined  in  Section  2.1.
      ---------------                    ------------

     "RISK-BASED  CAPITAL  GUIDELINES"  is  defined  in  Section  3.2  hereof.
      -------------------------------                    ------------

     "SECURED  OBLIGATIONS"  means, collectively, (i) the Obligations and (ii)
      --------------------
all Hedging Obligations owing to one or more of the Lenders (or any agency or Affiliate thereof) by any of the Borrowers or Subsidiary Obligors.

     "S&P"  means  Standard  &  Poor's  Ratings  Group.
      ---

     "SINGLE  EMPLOYER  PLAN"  means  a  Plan maintained by the Company or any
      ----------------------
member of the Controlled Group for employees of the Company or any member of the Controlled Group.

     "SUBSIDIARY"  of  a Person means (i) any corporation more than 50% of the
      ----------
outstanding Capital Stock having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any company, partnership, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a direct or indirect Subsidiary of the Company.

     "SUBSIDIARY  BORROWERS"  means  those Borrowers which are Subsidiaries of
      ---------------------
the  Company.

     "SUBSIDIARY  OBLIGORS"  means Purina Korea, Inc., a corporation organized
      --------------------
under the laws of Korea, Industrias Purina S.A. de C.V., a company organized under the laws of Mexico, Purina Colombiana S.A., a company organized under the laws of Colombia, Agribrands Purina do Brasil, Ltda., a company organized under the laws of Brazil, Purina Philippines, Inc., a corporation organized under the laws of the Philippines, and Purina de Venezuela, C.A., a company organized under the laws of Venezuela.

     "TAXES"  is  defined  in  Section  2.10(E)(i)  hereof.
      -----                    -------------------

     "TERMINATION  DATE"  means  the  earlier of (a) March 31, 2001 or (b) the
      -----------------
date  of  termination  of  the  Commitments  pursuant  to  Section  8.1.
                                                           ------------

     "TERMINATION  EVENT"  means  (i)  a  Reportable Event with respect to any
      ------------------
Benefit Plan; (ii) the withdrawal of the Company or any member of the Controlled Group from a Benefit Plan during a plan year in which the Company or such Controlled Group member was a "substantial employer" as defined in
Section 4001(a)(2) of ERISA or the cessation of operations which results in the termination of employment of twenty percent (20%) of Benefit Plan participants who are employees of the Company or any member of the Controlled Group; (iii) the imposition of an obligation on the Company or any member of the Controlled Group under Section 4041 of ERISA to provide affected parties written notice of intent to terminate a Benefit Plan in a distress termination described in Section 4041(c) of ERISA; (iv) the institution by the PBGC of proceedings to terminate a Benefit Plan; (v) any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Benefit Plan; or (vi) the partial or complete withdrawal of the Company or any member of the Controlled Group from a Multiemployer Plan.

     "TOTAL  DEBT"  means  the  sum of all Indebtedness of the Company and its
      -----------
Subsidiaries (including, without limitation and without duplication, standby letters of credit (whether on or off-balance sheet)) minus ordinary course
                                                         -----
liability for trade indebtedness (including reimbursement under commercial letters of credit).

     "TRANCHE C OBLIGATIONS" means the Obligations of the Borrowers other than
      ---------------------
Purina  Korea,  Inc.

     "TRANCHE D OBLIGATIONS" means the Obligations of the Subsidiary Obligors.
      ---------------------

     "TRANSFEREE"  is  defined  in  Section  12.5  hereof.
      ----------                    -------------

     "TYPE"  means,  with  respect  to  any Advance, its nature as a Base Rate
      ----
Advance or a Eurodollar Advance or a Korean Eurodollar Advance or a Korean Won Advance.

     "UNMATURED  DEFAULT"  means  an event which, but for the lapse of time or
      ------------------
the  giving  of  notice,  or  both,  would  constitute  a  Default.

     The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. Any accounting terms used in this Agreement which are not specifically defined herein shall have the meanings customarily given them in accordance with United States generally accepted accounting principles in existence as of the date hereof.

     1.2    Currency  Equivalents.  Not later than 1:00 p.m., New York time or
            ---------------------
Seoul,  Korea  time,  as applicable, on each Calculation Date, the Agent shall
(i) determine the Exchange Rate as of such Calculation Date with respect to Korean Won and (ii) give notice thereof to the Company and the Lenders. The Exchange Rates so determined shall become effective immediately with respect to any new Loans being made or Letters of Credit being issued on any Calculation Date and otherwise on the fifth Business Day immediately following the relevant Calculation Date (a "RESET DATE"), shall remain effective until the next succeeding Reset Date and shall during the period of their effectiveness be employed in making any computation of currency equivalents required to be made under this Agreement.


ARTICLE  II:    THE  CREDITS
----------------------------

     2.1    Revolving Loans to the Company and the Subsidiary Borrowers.  Upon
            -----------------------------------------------------------
the satisfaction of the conditions precedent set forth in Sections 4.1 and 4.2
                                                          ------------     ---
hereof, from and including the date of this Agreement and prior to the Termination Date, each Lender with a Commitment severally and not jointly agrees, on the terms and conditions set forth in this Agreement, to make revolving loans to the Company and/or the Subsidiary Borrowers from time to time, in Dollars or, with respect to Purina Korea, Inc., Korean Won, in a Dollar Amount, not to exceed such Lender's Revolving Credit Share of the Dollar Amount of the Revolving Credit Availability at such time (each individually, a "REVOLVING LOAN" and, collectively, the "REVOLVING LOANS"); provided, however, at no time shall the Dollar Amount of the Revolving Credit
  ------   -------
Obligations in Korean Won exceed the Maximum Korean Won Commitment other than as a result of currency fluctuations and then only to the extent permitted in
Section 2.2(B); provided, further, however, at no time shall the amount of the
--------------  --------  -------  -------
Revolving Credit Obligations owed by any of the Borrowers pursuant to this Agreement exceed the corresponding amounts listed below:

     Agribrands  International,  Inc.                    $  5,000,000
Agribrands  Canada,  Inc.                              $  6,500,000
Purina  Italia  S.p.A.                              $  4,000,000
Purina  Espana,  S.A.                              $  2,500,000
Purina  Hungaria  Animal  Feed
     Production  &  Trading  Company  Ltd.          $  2,000,000
Purina  Korea,  Inc.                              $15,000,000

Each Revolving Advance under this Section 2.1 shall consist of Revolving Loans
                                  -----------
made by each such Lender ratably in proportion to such Lender's respective Revolving Credit Share. Subject to the terms of this Agreement, the Borrowers may borrow, repay and reborrow at any time prior to the Termination Date. Korean Won Advances and Korean Eurodollar Advances shall bear interest at the rates prescribed in Section 2.4(c). On the Termination Date, the outstanding
                     --------------
principal balance of the Revolving Loans shall be paid in full by the applicable Borrower and prior to the Termination Date prepayments of the Revolving Loans shall be made if and to the extent required in Section 2.2(B).
                                                               --------------

     2.2  Prepayments  (A)  Optional Payments.  Upon prior notice to the Agent
          -----------       -----------------
which notice shall be given not later than 11:00 a.m. (New York time) on the date of payment, the Borrowers may from time to time repay or prepay, without penalty or premium all or any part of outstanding Base Rate Advances. Subject to payment of all amounts payable pursuant to Section 3.4 upon not less than
                                                -----------
(x) five (5) Business Days' prior notice with respect to Advances to Purina Korea, Inc. and (y) two (2) Business Day's prior notice with respect to all other Advances, in each case to the Agent which notice shall be given not later than 11:00 a.m. (New York time or Seoul, Korea time, as applicable), the Borrowers may from time to time repay or prepay all or any part of the Korean Eurodollar Advances or Korean Won Advances, or Eurodollar Advances, respectively. Unless the aggregate outstanding principal balance of the applicable Loans is to be prepaid in full, voluntary prepayments of the Loans shall be in the same aggregate minimum amounts and integral multiples in excess of such amounts as are required for borrowings of Loans of the same Type and in the same currency as set forth in Section 2.5.
                                                        ------------

     (B)    Mandatory  Prepayments.    If at any time the Dollar Amount of the
            ----------------------
Revolving Credit Obligations is greater than 105% of the Aggregate Commitment, the Borrowers shall within five (5) Business Days after receiving notice thereof from the Agent make a mandatory prepayment (i) of the Obligations in an amount equal to such excess and (ii) of the Korean Won Loans and/or L/C Obligations denominated in Korean Won in an aggregate amount such that after giving effect thereto the Dollar Amount of the sum of the Korean Won Loans and L/C Obligations denominated in Korean Won is less than or equal to the Maximum Korean Won Commitment.

     2.3    Method  of Borrowing.  The Agent shall promptly notify each Lender
            --------------------
having Commitments of each Revolving Advance on the Borrowing Date of each Base Rate Advance, three (3) Business Days before the Borrowing Date of each Eurodollar Advance, three (3) Business Days before the Borrowing Date of each Korean Eurodollar Advance, and five (5) Business Days before the Borrowing Date for each Korean Won Advance, and, not later than 2:00 p.m. (New York time or Seoul, Korea time, as applicable) on each Borrowing Date, each Lender having Revolving Credit Commitments shall make available its Revolving Loan or Loans, in funds immediately available in New York, New York to the Agent at its address specified pursuant to Article XIII hereof unless the Agent has
                                      ------------
notified the Lenders that such Loan is to be made available to Purina Korea, Inc. at the Agent's office in Seoul, Korea, in which case each Lender shall make available its Revolving Loan or Loans, in funds immediately available to the Agent at its office in Seoul, Korea not later than 2:00 p.m. at the Agent's office in Seoul, Korea in Korean Won or Dollars, as requested. The Agent will promptly make the funds so received from the Lenders available to the applicable Borrower.

     2.4    Method  of  Selecting  Types  and  Interest  Periods for Advances;
            ------------------------------------------------------------------
Determination  of  Applicable  Margins,  Interest on Advances to Purina Korea,
       -----------------------------------------------------------------------
Inc. The Advances (other than Korean Won Advances or Korean Eurodollar Advances) may be Base Rate Advances or Eurodollar Advances, or a combination thereof, selected by the applicable Borrower in accordance with this Article
                                                                       -------
II.    Advances  to  Purina  Korea, Inc., shall bear interest as prescribed in
 -
Section  2.4(c).   The applicable Borrower may select, in accordance with this
 -
Article  II,  Rate  Options and Interest Periods applicable to portions of the
 ----------
Revolving  Loans.
 -

     (a)    Method  of  Selecting Types and Interest Periods for Advances  The
            -------------------------------------------------------------
applicable Borrower shall select the Type of Advance and, in the case of each Eurodollar Advance or Korean Eurodollar Advance, the Interest Period applicable to each Advance from time to time. The applicable Borrower shall give the Agent irrevocable notice (a "BORROWING NOTICE") not later than 11:00 a.m., New York time (or Seoul time for Korean Won Advances or Korean Eurodollar Advance) (i) on the Borrowing Date of each Base Rate Advance; (ii) three (3) Business Days before the Borrowing Date for each Eurodollar Advance;
(iii) three (3) Business Days before the Borrowing Date for each Korean Eurodollar Advance; and (iv) five (5) Business Days before the Borrowing Date for each Korean Won Advance, specifying: (i) the Borrowing Date (which shall be a Business Day) of such Advance; (ii) the aggregate amount of such Advance;
(iii) the Type of Advance selected, as applicable; and (iv) in the case of each Eurodollar Advance or Korean Eurodollar Advance, the Interest Period. There shall be (x) no more than twenty (20) Interest Periods in effect with respect to all of the Revolving Loans at any time, and (y) with respect to any Borrower individually, no more than four (4) Interest Periods in effect with respect to all of the Revolving Loans made to such Borrower at any time, in each case, with Interest Periods for the same term but in different currencies or to different Borrowers being treated as separate Interest Periods. Each Base Rate Advance shall bear interest from and including the date of the making of such Advance to (but not including) the date of repayment thereof at the Base Rate, changing when and as such Base Rate changes. Each Eurodollar Advance, Korean Eurodollar Advance and Korean Won Advance shall bear interest from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such Advance. All Obligations (other than Advances) shall bear interest from and including the date such amount is payable under the terms of this Agreement or the other Loan Documents to (but not including) the date of repayment thereof at the Base Rate, changing when and as such Base Rate changes. Changes in the rate of interest on that portion of any Advance maintained as a Base Rate Loan or such other Obligations will take effect simultaneously with each change in the applicable Base Rate.

     (b)  Determination of Applicable Margins, Applicable Letter of Credit Fee
          --------------------------------------------------------------------
and  Applicable  Facility  Fee.
------------------------------

     (i)   Definitions.  As used in this Section 2.4(b) and in this Agreement,
           -----------                   --------------
the  following  terms  shall  have  the  following  meanings:

     "Applicable Margins", "Applicable Facility Fee" and "Applicable Letter of
      ------------------    -----------------------       --------------------
Credit  Fee"  shall  mean  the  Applicable Base Rate Margins and/or Applicable
-----------
Eurodollar  Margins,  with  respect  to  Loans and the Applicable Facility Fee
----
and/or  Applicable  Letter  of Credit Fee, with respect to fees payable as the
----
case  may  be.  The Applicable Margins shall be determined, in accordance with
--
the  provisions  of  this  Section  2.4(b),  by  reference  to  the following:
-                          ---------------


                EBITDA        APPLICABLE         APPLICABLE         APPLICABLE LETTER OF      APPLICABLE         APPLICABLE
             CONTRIBUTION     BASE RATE       EURODOLLAR MARGIN        CREDIT FEE FOR      FACILITY FEE FOR   FACILITY FEE FOR
                RATIO         MARGIN FOR        FOR TRANCHE A         LETTERS OF CREDIT       COMMITMENTS        COMMITMENTS
                              TRANCHE A        OBLIGATIONS AND         ISSUED FOR THE       WITH RESPECT TO    WITH RESPECT TO
                             OBLIGATIONS    APPLICABLE LETTER OF         ACCOUNT OF            TRANCHE A          TRANCHE B
                                           CREDIT FEE FOR LETTERS    SUBSIDIARY OBLIGORS      OBLIGATIONS        OBLIGATIONS
                                            OF CREDIT ISSUED FOR     (OTHER THAN PURINA
                                               THE ACCOUNT OF           KOREA, INC.)
                                              BORROWERS (OTHER
                                             THAN PURINA KOREA,
                                                    INC.)


LEVEL I    GREATER THAN
               1.50 TO 1.00         0.25%                    1.50%                  1.75%              0.50%          Z   1.75%


LEVEL II   LESS THAN OR
           EQUAL TO 1.50 TO
           1.00 AND GREATER            0%                    1.00%                  1.25%             0.375%              1.25%
           THAN OR EQUAL TO
               1.00 TO 1.00


LEVEL III  LESS THAN 1.00
           TO 1.0
                                       0%                    0.75%                  1.00%              0.25%              1.00%


LEVEL IV   COMPANY'S
           RATING EQUAL TO
           OR BETTER THAN              0%                    0.50%                  0.75%             0.175%              0.75%
           BBB- FROM S&P
           OR BAA3 FROM
           MOODY'S





(ii)  Determination of Applicable Margins, Applicable Letter of Credit Fee and
      ------------------------------------------------------------------------
Applicable  Facility  Fee.
-------------------------

     (A) The Applicable Margins in respect of any Loan, the Applicable Letter of Credit Fee payable under Section 2.10(C) and the Applicable Facility Fee
                               ---------------
payable  under  Section  2.10(c) shall be determined by reference to the table
                ----------------
set  forth  in  clause  (i)  above,  as applicable, on the basis of the EBITDA
                -----------
Contribution Ratio determined by reference to the most recent financial statements delivered pursuant to Section 6.1(A)(i) or 6.1(A)(ii); provided,
                                    -----------------    ----------  --------
however,  for  the  period  from  the  Closing Date until August 31, 1998, the
  -----
Applicable  Margins,  Applicable Letter of Credit Fee, Applicable Facility Fee
  ---
shall be at Level II; provided, further that Level IV shall be applicable only
                      --------  -------
in the event that the Company shall have a rating of equal to or better than BBB- from S&P or Baa3 from Moody's and, provided, further, however, that the
                                          --------  -------  -------
Borrowers shall not be eligible for any reduction in the pricing prescribed in this Section 2.4 in the event that as of the date of determination, the
      ------------
Company's  Consolidated  EBITDA  for  the  most recently completed four fiscal
     -
quarters (or, prior to March 31, 1999, the period from the Closing Date to the end of the most recently completed quarter) shall be less than 80% of the Company's forecasted Consolidated EBITDA for such period as set forth on Exhibit G hereto.
     -----

     (B)    Upon  receipt  of  the  financial statements delivered pursuant to
Section 6.1(A)(i) or Section 6.1(A)(ii), as applicable, the Applicable Margins
     ------------    ------------------
for all outstanding Loans, the Applicable Letter of Credit Fee and Applicable Facility Fee shall be adjusted, such adjustment being effective on the first
(1st) Business Day after receipt of such financial statements and the Compliance Certificate to be delivered in connection therewith; provided,
                                                                     --------
however,  if  the  Borrowers  shall  not  have timely delivered such financial
    ---
statements  in  accordance  with  Section  6.1(A)(i) or Section 6.1(A)(ii), as
    -                             ------------------    ------------------
applicable, beginning with the date upon which such financial statements should have been delivered and continuing until such financial statements are delivered, it shall be assumed for purposes of determining the Applicable Margins, the Applicable Facility Fee and the Applicable Letter of Credit Fee that the EBITDA Contribution Ratio was greater than 1.50 to 1.0.

     (c)    Interest  on  Advances  to  Purina Korea, Inc.  Advances to Purina
            ----------------------------------------------
Korea, Inc. in Korean Won shall bear interest in the per annum rate equal to the Korean CD Rate minus 6.00% per annum. Advances to Purina Korea, Inc. in
                     -----
Dollars shall bear interest at a rate per annum equal to the Korean Eurodollar Rate.

     2.5    Minimum Amount of Each Advance.  Each Eurodollar Advance or Korean
            ------------------------------
Eurodollar Advance shall be in the minimum amount of $1,000,000 (and in multiples of $100,000 if in excess thereof). Each Base Rate Advance shall be in the minimum amount of $1,000,000 (and in multiples of $100,000 if in excess thereof), provided, however, that any Base Rate Advance may be in the amount
           --------   -------
of the unused Aggregate Commitment. Each Korean Won Advance shall be in the minimum amount of 1,000,000,000 Won (and in multiples of 500,000,000 Won if in excess thereof).

     2.6    Method  of Selecting Types and Interest Periods for Conversion and
            ------------------------------------------------------------------
Continuation  of  Advances.
  ------------------------

     (A)    Right  to  Convert.    The  Borrowers may elect from time to time,
            ------------------
subject to the provisions of Section 2.3, Section 2.4, and this Section 2.6 to
                             -----------  -----------           -----------
convert all or any part of a Loan of any Type into any other Type or Types of Loans; provided that any conversion of any Eurodollar Advance or Korean
        --------
Eurodollar Advance shall be made on, and only on, the last day of the Interest Period applicable thereto.

     (B)    Automatic  Conversion  and  Continuation.    Base Rate Loans shall
            ----------------------------------------
continue  as  Base  Rate  Loans  unless  and  until  such  Base Rate Loans are
converted  into  Eurodollar  Loans.    Eurodollar  Loans  shall  continue  as
Eurodollar Loans until the end of the then applicable Interest Period therefor, at which time such Eurodollar Loans shall be automatically converted into Base Rate Loans unless the applicable Borrower shall have given the Agent requesting that, at the end of such Interest Period, such Eurodollar Loans continue as a Eurodollar Loan. Korean Eurodollar Advances shall continue as Korean Eurodollar Advances until repaid and Korean Won Advances shall continue as Korean Won Advances until repaid.

     (C)    No  Conversion  Post-Default  or  Post-Unmatured  Default.
            ---------------------------------------------------------
Notwithstanding  anything  to  the  contrary  contained  in  Section 2.6(A) or
          ---                                                --------------
Section  2.6(B),  no  Loan  may be converted into or continued as a Eurodollar
      ---------
Loan except with the consent of the Required Lenders when any Default or Unmatured Default has occurred and is continuing.

     (D)    Conversion/Continuation Notice.  The Borrower shall give the Agent
            ------------------------------
irrevocable notice (a "CONVERSION/CONTINUATION NOTICE") of each conversion of a Base Rate Loan into a Eurodollar Loan or continuation of a Eurodollar Loan not later than 11:00 a.m. (New York time) three Business Days before the proposed date of such conversion or continuation, specifying: (1) the requested date (which shall be a Business Day) of such conversion or continuation; (2) the amount and Type of the Loan to be converted or continued; and (3) the amounts of Eurodollar Loan(s) into which such Loan is to be converted or continued and the duration of the Interest Periods applicable thereto.

     2.7   Default Rate.  After the occurrence and during the continuance of a
           ------------
Default, the interest rate(s) applicable to the Obligations and the letter of credit fee payable under Section 2.20 with respect to Letters of Credit shall
                          ------------
be increased by two percent (2.0%) per annum above the Base Rate, Eurodollar Rate, Korean CD Rate, Korean Eurodollar Rate or Applicable Letter of Credit Fee, as applicable.

     2.8  Method  of  Payment.   All payments of principal, interest, and fees
          -------------------
hereunder shall be made, without setoff, deduction or counterclaim, to the Agent (i) at the Agent's office in New York, New York (or, in the case of Advances to Purina Korea, Inc., Seoul, Korea) in immediately available funds or at any other Lending Installation of the Agent specified in writing by 9:00 a.m. (New York time) on the day before the date when due by the Agent to the Company, by 12:00 noon (New York time) with respect to Advances to Borrowers other than Purina Korea, Inc. and 12:00 noon (Seoul time) with respect to Advances to Purina Korea, Inc. on the date when due and shall be made ratably among the applicable Lenders with respect to Revolving Advances in proportion to their Revolving Credit Shares (unless such amount is not to be shared ratably in accordance with the other terms hereof). Each Advance shall be repaid or prepaid in the currency in which it was made in the amount borrowed and interest payable thereon shall be paid in such currency. Each payment delivered to the Agent for the account of any Lender shall be delivered promptly by the Agent to such Lender in the same type of funds which the Agent received at its address specified pursuant to Article XIII or at any Lending
                                                ------------
Installation specified in a notice received by the Agent from such Lender by 9:00 a.m. (New York time) on the Business Day prior to the date such payment is to be made. The Borrowers authorize the Agent to charge any account of any Borrower maintained with the Agent, as applicable, for each payment of principal, interest and fees as it becomes due hereunder if not paid when due. Notwithstanding the foregoing provisions of this Section, if, after the making of any Advance in Korean Won, currency control or exchange regulations are imposed in the Republic of Korea with the result that different types of such currency (the "NEW CURRENCY") are introduced and the type of currency in which the Advance was made (the "ORIGINAL CURRENCY") no longer exists or Purina Korea, Inc. is not able to make payment to the Agent for the account of the applicable Lenders in such Original Currency, then all payments to be made by Purina Korea, Inc. hereunder in such Original Currency shall be made in such amount and such type of the New Currency or Dollars as shall be equivalent to the amount of such payment otherwise due hereunder in the Original Currency as determined as of the date of repayment, it being the intention of the parties hereto that the Borrowers take all risks of the imposition of any such currency control or exchange regulations.

     2.9    Evidence  of  Debt;  Telephonic  Notices.
            ----------------------------------------

     (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

     (b) The Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period, if any, applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) the amount of any sum received by the Agent hereunder for the account of the Lenders and each Lender's share thereof.

     (c)   The entries made in the accounts maintained pursuant to subsections
                                                                   -----------
(a)  or (b) of this Section shall be prima facie evidence of the existence and
---     ---                          ----- -----
amounts  of the obligations recorded therein; provided that the failure of any
                                              --------
Lender or the Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of any Borrower to repay the Loans in accordance with the terms of this Agreement.

     (d) Any Lender may request that the Revolving Loans made by it each be evidenced by a promissory note. In such event, each Borrower shall prepare, execute and deliver to such Lender a promissory note for Revolving Loans payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Agent and consistent with the terms of this Agreement. Thereafter, the Loans evidenced by such promissory notes and interest thereon shall at all times (including after assignment pursuant to Section 12.3) be represented by one or more
                                 -------------
promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

     (e) Each Borrower authorizes the Lenders and the Agent to extend, convert or continue Advances, effect selections of Types of Advances and to transfer funds based on telephonic notices made by any person or persons the Agent or any Lender in good faith believes to be an Authorized Officer acting on behalf of any Borrower. Each Borrower agrees to deliver promptly to the Agent a written confirmation of each telephonic notice signed by an Authorized Officer. If the written confirmation differs in any material respect from the action taken by the Agent and the Lenders, the records of the Agent and the Lenders shall govern absent manifest error. In case of disagreement concerning such notices, if the Agent has recorded telephonic borrowing notices, such recordings will be made available to the Company.

     2.10  Promise to Pay; Interest and Fees; Interest Payment Dates; Interest
           -------------------------------------------------------------------
and  Fee  Basis;  Taxes;  Loan  and  Control  Accounts.
------------------------------------------------------

     (A)    Promise to Pay.  Each of the Borrowers unconditionally promises to
            --------------
pay when due without setoff, deduction or counterclaim the principal amount of each Loan made to it and all other Obligations incurred by it, and to pay all unpaid interest accrued thereon, in accordance with the terms of this Agreement, it being understood and agreed that each Subsidiary Borrower and Subsidiary Obligor shall be obligated to repay only the Loans made to it and pay the other Obligations incurred by it and certain other Loans made and Obligations incurred by other Subsidiary Borrowers and Subsidiary Obligors. Subject to the foregoing, the Borrowers and Subsidiary Obligors agree that they will pay the Tranche C Obligations on or before the Termination Date and the Tranche D Obligations on or before the date on which the Aggregate Commitment with respect to Tranche D Obligations shall expire.

     (B)    Interest  Payment  Dates.  Interest accrued on each Base Rate Loan
            ------------------------
shall be payable on each Payment Date, commencing with the first such date to occur after the date hereof, on any date on which the Base Rate Loan is prepaid, whether due to acceleration or otherwise, and at maturity (whether by acceleration or otherwise). Interest accrued on each Eurodollar Loan or Korean Eurodollar Loan or Korean Won Loan shall be payable on the last day of its applicable Interest Period, on any date on which the Eurodollar Loan or Korean Eurodollar Loan is prepaid, whether by acceleration or otherwise, and at maturity; provided, interest accrued on each Eurodollar Loan or Korean
               --------
Eurodollar Loan having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period. Interest accrued on the principal balance of all other Obligations shall be payable in arrears (i) upon repayment thereof in full or in part,
(ii) if not theretofore paid in full, at the time such other Obligation becomes due and payable (whether by acceleration or otherwise) and (iii) if not theretofore paid in full, on demand, commencing on the first such day following the date such Obligation became payable pursuant to the terms of this Agreement or the other Loan Documents.

     (C)    Fees.    (i)    The  Company  shall  pay  or cause the appropriate
            ----
Subsidiary to pay to the Agent, for the account of the Lenders in accordance with their Pro Rata Shares, a facility fee accruing at the rate of the Applicable Facility Fee per annum from and after the Closing Date until the Termination Date on the sum of the Aggregate Commitment in effect from time to time minus the Maximum Korean Won Commitment. All such facility fees payable under this clause (C) shall be payable quarterly in arrears on each Payment
             -----------
Date commencing June 30, 1998 and on the Termination Date. In addition, the Company shall pay to the Agent, for the account of the Lenders in accordance with their Pro Rata Shares, a Korean facility fee accruing at the rate of 3.00% per annum payable on the Maximum Korean Won Commitment from and after the Closing Date until the Termination Date, payable quarterly in arrears on each Payment Date commencing June 30, 1998 and on the Termination Date.

     (ii) The Company agrees to pay or cause the appropriate Subsidiary to pay to the Agent the fees set forth in the letter agreement between the Agent and the Company dated February 25, 1998.

     (D)    Interest  and  Fee  Basis.    Interest on Eurodollar Loans, Korean
            -------------------------
Eurodollar Loans and Korean Won Loans and fees shall be calculated for actual days elapsed on the basis of a 360-day year. Interest on Base Rate Loans shall be calculated for actual days elapsed on the basis of a 365/366-day year. Interest shall be payable for the day an Obligation is incurred but not for the day of any payment on the amount paid if payment is received prior to 12:00 noon (New York time) with respect to Advances (other than Advances to Purina Korea, Inc.) and 12:00 noon (Seoul time) with respect to Advances to
Purina Korea, Inc. If any payment of principal of or interest on a Loan or any payment of any other Obligations shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included  in  computing  interest  in  connection with such payment; provided,
                                                                     --------
however,  if  such  extension  of  payment would cause payment of principal or
    ---
interest on any Eurodollar Loan or Korean Eurodollar Loan to be made in the next following calendar month, such payment shall be made on the immediately preceding Business Day.

     For purposes of the Interest Act (Canada): (i) whenever any interest under this Agreement is calculated using a rate based on a year of 360 days, such rate determined pursuant to such calculation, when expressed as an annual rate, is equivalent to (x) the applicable rate based on a year of 360 days,
(y) multiplied by the actual number of days in the calendar year in which the period for which such interest is calculated ends, and (z) divided by 360;
(ii) the principle of deemed reinvestment of interest shall not apply to any interest calculation under this Agreement; and (iii) the rates of interest stipulated in this Agreement are intended to be nominal rates and not effective rates or yields.

     Notwithstanding any provision to the contrary contained in this Agreement, in no event shall the aggregate "interest" (as defined in Section 347 of the Criminal Code (Canada), as the same may be amended, replaced or re-enacted from time to time) payable under this Agreement exceed the maximum amount of interest on the "credit advanced" (as defined in that section) under this Agreement lawfully permitted under that section and, if any payment, collection or demand pursuant to this Agreement in respect of "interest" (as defined in that section) is determined to be contrary to the provisions of that section, such payment, collection or demand shall be deemed to have been made by mutual mistake of the relevant Borrower and the Agent and the Lenders and the amount of such payment or collection shall be refunded to the relevant Borrower. For purposes of this Agreement, the effective annual rate of interest shall be determined in accordance with generally accepted actuarial practices and principles over the term the Revolving Credit Loans are outstanding on the basis of annual compounding of the lawfully permitted rate of interest and, in the event of any dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by the Agent will be conclusive for the purposes of such determination.

     (E)    Taxes.
            -----

     (i) Any and all payments by any of the Borrowers or Subsidiary Obligors hereunder shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings or any liabilities with respect thereto including those arising after the date hereof as a result of the adoption of or any change in any law, treaty, rule, regulation, guideline or determination of a Governmental Authority or any change in the interpretation or application thereof by a Governmental Authority but excluding, in the case of each Lender and the Agent, such taxes (including income taxes, franchise taxes and branch profit taxes) as are imposed on or measured by such Lender's or Agent's, as the case may be, income by the United States of America or any Governmental Authority of the jurisdiction under the laws of which such Lender or Agent, as the case may be, is organized or incorporated (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings, and liabilities which the Agent or a Lender determines to be applicable to this Agreement, the other Loan
Documents, the Commitments, the Loans or the Letters of Credit being hereinafter referred to as "TAXES"). Subject to Section 2.10(E)(vii), if any
                                                  ---------------------
of the Borrowers or Subsidiary Obligors shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under the other Loan Documents to any Lender or the Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.10(E))
                                                              ---------------
such Lender or Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower or Subsidiary Obligor shall make such deductions, and (iii) such Borrower or Subsidiary Obligor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. If a withholding tax of the United States of America or any other Governmental Authority shall be or become applicable (y) after the date of this Agreement, to such payments by any of the Borrowers made to the Lending Installation or any other office that a Lender may claim as its Lending Installation, or (z) after such Lender's selection and designation of any other Lending Installation, to such payments made to such other Lending Installation, such Lender shall use reasonable efforts to make, fund and maintain its Loans and issue Letters of Credit through another Lending Installation of such Lender in another jurisdiction so as to reduce the Borrowers' liability hereunder, if the making, funding or maintenance of such Loans and the issuance of such Letters of Credit through such other Lending Installation of such Lender does not, in the good faith judgment of such Lender, otherwise adversely affect such Loans, or obligations under the Commitments or such Lender. With respect to such deduction or withholding for or on account of any Taxes and to confirm that all such Taxes have been paid to the appropriate Governmental Authorities, the Company shall promptly (and in any event not later than thirty (30) days after receipt) furnish to each Lender and the Agent such certificates, receipts and other documents as may be required (in the judgment of such Lender or the Agent) to establish any tax credit to which such Lender or the Agent may be entitled. A payment may be made by the Company or by the Subsidiary that is the Borrower with respect to the Loan that gives rise to such payment.

     (ii) In addition, the Company agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges, or similar levies that arise from any payment made hereunder, from the issuance of Letters of Credit hereunder, or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the other Loan Documents, the Commitments, the Loans or the Letters of Credit (hereinafter referred to as "OTHER TAXES").

     (iii)    Subject  to  Section  2.10(E)(vii), the Company indemnifies each
                           ---------------------
Lender and the Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any Governmental Authority on amounts payable under this Section 2.10(E)) paid by such Lender
                                          ---------------
or the Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indem-nification shall be made within thirty (30) days after the date such Lender or the Agent (as the case may be) makes written demand therefor. A certificate as to any additional amount payable to any Lender or the Agent under this Section 2.10(E) submitted to the Company and the Agent by such
             ----------------
Lender or the Agent shall show in reasonable detail the amount payable and the calculations used to determine such amount and shall, absent manifest error, be final, conclusive and binding upon all parties hereto.

     (iv) Within thirty (30) days after the date of any payment of Taxes or Other Taxes by any Borrower or Subsidiary Obligor, such Borrower or Subsidiary Obligor shall furnish to the Agent the original or a certified copy of a receipt evidencing payment thereof.

     (v) Without prejudice to the survival of any other agreement of any of the Borrowers or Subsidiary Obligor hereunder, the agreements and obligations of the Borrowers and Subsidiary Obligor contained in this Section 2.10(E)
                                                               ---------------
shall survive the payment in full of principal and interest hereunder, the termination of the Letters of Credit and the termination of this Agreement.

     (vi) Without limiting the obligations of the Borrowers and Subsidiary Obligor under this Section 2.10(E) (except as expressly provided by subsection
                   ---------------                                  ----------
(vii)  below),  (A)  each  Lender that has a Commitment that is not created or
-----
organized  under  the  laws  of  the  United  States of America or a political
---
subdivision  thereof  shall  deliver to the Company and the Agent on or before
---
the Closing Date, or, if later, the date on which such Lender becomes a Lender
--
pursuant  to  Section 12.3 hereof, a true and accurate certificate executed in
              ------------
duplicate by a duly authorized officer of such Lender, in a form satisfactory to the Company and the Agent, to the effect that such Lender is capable under the provisions of an applicable tax treaty concluded by the United States of America (in which case the certificate shall be accompanied by two executed copies of Form 1001 of the IRS) or under Section 1442 of the Code (in which case the certificate shall be accompanied by two copies of Form 4224 of the
IRS) of receiving payments of interest and fees hereunder without deduction or withholding of United States federal income tax and (B) each Lender shall deliver to the Company and the Agent on or before the Closing Date, or, if later, the date on which such Lender becomes a Lender, a true and accurate certificate executed in duplicate by a duly authorized officer of such Lender, in a form satisfactory to the Company and the Agent, to the effect that such Lender is capable under the provisions of an applicable tax treaty or under the provisions of applicable law of receiving payments of interest with respect to the Advances to Purina Korea, Inc. hereunder without deduction or withholding of income tax. Each such Lender further agrees to deliver to the Company and the Agent, from time to time a true and accurate certificate executed in duplicate by a duly authorized officer of such Lender substantially in a form satisfactory to the Company and the Agent, before or promptly upon the occurrence of any event requiring a change in the most recent  certificate  previously  delivered  by  it  pursuant  to  this Section
                                                                       -------
2.10(E)(vi).  Further, each Lender which delivers a certificate accompanied by
       ----
Form 1001 of the IRS covenants and agrees to deliver to the Company and the Agent within fifteen (15) days prior to January 1, 1999, and every third (3rd) anniversary of such date thereafter, on which this Agreement is still in effect, another such certificate and two accurate and complete original signed copies of Form 1001 (or any successor form or forms required under the Code or the applicable regulations promulgated thereunder), and each Lender that delivers a certificate accompanied by Form 4224 of the IRS covenants and agrees to deliver to the Company and the Agent within fifteen (15) days prior to the beginning of each subsequent taxable year of such Lender during which this Agreement is still in effect, another such certificate and two accurate and complete original signed copies of IRS Form 4224 (or any successor form or forms required under the Code or the applicable regulations promulgated thereunder).

     Each  such certificate shall certify pursuant to this Section 2.10(E)(vi)
                                                           -------------------
as  to  one  of  the  following:

     (a) that such Lender is capable of receiving payments of interest hereunder without deduction or withholding of United States of America federal income tax;

     (b) that such Lender is not capable of receiving payments of interest hereunder without deduction or withholding of the applicable income tax as specified therein but is capable of recovering the full amount of any such deduction or withholding from a source other than the Borrowers and the Subsidiary Obligor and will not seek any such recovery from the Borrowers or the Subsidiary Obligor; or

     (c) that, as a result of the adoption of or any change in any law, treaty, rule, regulation, guideline or determination of a Governmental Authority or any change in the interpretation or application thereof by a Governmental Authority after the date such Lender became a party hereto, such Lender is not capable of receiving payments of interest hereunder without deduction or withholding of applicable income tax as specified therein and that it is not capable of recovering the full amount of the same from a source other than the Borrowers and the Subsidiary Obligors.

     Each Lender shall promptly furnish to the Company and the Agent such additional documents as may be reasonably required by the Company or the Agent to establish any exemption from or reduction of any Taxes or Other Taxes required to be deducted or withheld and which may be obtained without undue expense to such Lender.

     A Borrower shall provide such information and take such action as a Lender may reasonably request without undue expense to such Borrower to enable the Lender to comply with the foregoing provisions of this subsection (vi).
                                                              ---------------

     (vii) None of the Borrowers shall be required to pay any additional amounts under subsection (i) above or indemnification under subsection (iii)
                --------------                                ----------------
above to the extent that the obligation to pay such additional amounts or indemnification would not have arisen but for: (a) a failure by the Lender or Agent to comply with the provisions of subsection (vi) above; or (b) the
                                             ---------------
certifications  referred  to  in  subsection  (vi)  above  not  being  true.
                                  ----------------

     (viii) Each Lender and the Agent agree that if it shall become aware that it is entitled to receive a refund or a tax credit in respect of Taxes or Other Taxes as to which it has been indemnified by the Company or any other Borrower pursuant to this Section 2.10(E), it shall promptly notify the
                              ----------------
Company of the availability of such refund or tax credit and at the request of the Company will apply for such refund or take the benefit of such tax credit; provided, however the failure to provide such notice shall not relieve the Company or any other Borrower of any of their Obligations hereunder. Upon receipt of such refund or the benefit of such tax credit , the Lender or Agent agrees to pay such refund or an amount equal to the benefit of such tax credit to the applicable Borrower along with any interest actually received from the taxing authority, net of all out-of-pocket expenses of such Lender or Agent incurred with respect to such refund or tax credit.

     (F)    Loan  Account.   Each Lender shall maintain in accordance with its
            -------------
usual practice an account or accounts (a "LOAN ACCOUNT") evidencing the Obligations of each of the Borrowers to such Lender owing to such Lender from time to time, including the amount of principal and interest payable paid to such Lender from time to time hereunder.

     (G)    Entries  Binding.   The entries made in each Loan Account shall be
            ----------------
conclusive and binding for all purposes, absent manifest error, unless the Company objects to information contained in the Loan Account within thirty
(30)  days  of  the  Company's  receipt  of  such  information.

     2.11  Notification of Advances, Interest Rates, Prepayments and Aggregate
           -------------------------------------------------------------------
Commitment  Reductions.  Promptly after receipt thereof, the Agent will notify
----------------------
each applicable Lender of the contents of each Aggregate Commitment reduction notice, Borrowing Notice for Revolving Loans, Conversion/Continuation Notice with respect to Revolving Loans, and repayment notice received by it hereunder. The Agent will notify each applicable Lender of the interest rate applicable to each Eurodollar Loan, Korean Eurodollar Loan and Korean Won Loan promptly upon determination of such interest rate, and the Agent will give each applicable Lender prompt notice of each change in the Alternate Base Rate.

     2.12    Lending  Installations.    Each  Lender may book its Loans at any
             ----------------------
Lending Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation. Each Lender may, by written or facsimile notice to the Agent and the Borrowers, designate a Lending Installation through which Loans will be made by it and for whose account Loan payments are to be made.

     2.13   Non-Receipt of Funds by the Agent.  Unless the applicable Borrower
            ---------------------------------
or a Lender, as the case may be, notifies the Agent prior to the date on which it is scheduled to make payment to the Agent of (i) in the case of a Lender, the proceeds of a Loan or (ii) in the case of a Borrower, a payment of principal, interest or fees to the Agent for the account of the Lenders for the account of the applicable Lenders, that it does not intend to make such payment, the Agent may assume that such payment has been made. The Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or Borrower, as the case may be, has not in fact made such payment to the Agent the recipient of such payment shall, on demand by the Agent, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to (i) in the case of payment by a Lender, the Federal Funds Effective Rate for such day or (ii) in the case of payment by a Borrower, the interest rate applicable to the relevant Loan.

     2.14    Termination  Date.    This Agreement shall be effective until the
             -----------------
Termination Date. Notwithstanding the termination of this Agreement on the Termination Date, until all of the Obligations (other than contingent indemnity and reimbursement obligations) shall have been fully and indefeasibly paid and satisfied, all financing arrangements among the Borrowers and the Lenders shall have been terminated (other than under Hedging Agreements) and all of the Letters of Credit shall have expired, been canceled or terminated, all of the rights and remedies under this Agreement and the other Loan Documents shall survive and the Agent shall be entitled to retain its security interest in and to all existing and future Collateral for the benefit of itself and the Holders of Secured Obligations.

     2.15    Replacement of Certain Lenders.  In the event a Lender ("AFFECTED
             ------------------------------
LENDER") shall have: (i) failed to fund its Revolving Credit Share of any Advance requested by any Borrower which such Lender is obligated to fund under the terms of this Agreement and which failure has not been cured, (ii) requested compensation from any Borrower under Sections 2.10(E), 3.1 or 3.2 to
                                               ----------------  ---    ---
recover Taxes, Other Taxes or other additional costs incurred by such Lender which are not being incurred generally by the other Lenders, (iii) delivered a notice pursuant to Section 3.3 claiming that such Lender is unable to extend
                     -----------
Eurodollar Loans to any Borrower for reasons not generally applicable to the other Lenders, (iv) declined to extend the Termination Date or the expiry date of the Aggregate Commitment with respect to the Tranche D Obligations pursuant to Section 2.24, or (v) has invoked Section 9.2, then, in any such case, any
    -------------                     -----------
Borrower or the Agent may make written demand on such Affected Lender (with a copy to the Agent in the case of a demand by any Borrower and a copy to the Borrowers in the case of a demand by the Agent) for the Affected Lender to assign, and such Affected Lender shall use its best efforts to assign pursuant to one or more duly executed assignment and acceptance agreements in substantially the form of Exhibit D five (5) Business Days after the date of
                            ---------
such demand, to one or more financial institutions that comply with the provisions of Section 12.3(A) (and, if selected by the Borrowers is reasonably
              ---------------
acceptable to the Agent, and, so long as no Default shall have occurred and is continuing, if selected by the Agent is reasonably acceptable to the Company) which any Borrower or the Agent, as the case may be, shall have engaged for such purpose ("REPLACEMENT LENDER"), all of such Affected Lender's rights and obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitment, all Loans owing to it, all of its participation interests in existing Letters of Credit and its obligation to participate in Letters of Credit hereunder) in accordance with Section 12.3.
                                                                 ------------
The Agent agrees, upon the occurrence of such events with respect to an Affected Lender and upon the written request of any Borrower, to use its reasonable efforts to obtain the commitments from one or more financial institutions qualified to act as a Replacement Lender. Further, with respect to such assignment the Affected Lender shall have concurrently received, in cash, all amounts due and owing to the Affected Lender hereunder or under any other Loan Document, including, without limitation, the aggregate outstanding principal amount of the Loans owed to such Lender, together with accrued interest thereon through the date of such assignment, amounts payable under Sections 2.10(E), 3.1, and 3.2 with respect to such Affected Lender and
  ---------------   ---        ---
compensation  payable under Section 2.10(C) in the event of any replacement of
  ----                      ---------------
any  Affected  Lender  under clause (ii) or clause (iii) of this Section 2.15;
                             -----------    ------------         ------------
provided  that  upon  such Affected Lender's replacement, such Affected Lender
  ------
shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.10(E), 3.1, 3.2, 3.4, and 9.7, as well as to any fees
              ----------------  ---  ---  ---      ---
accrued for its account hereunder and not yet paid, and shall continue to be obligated under Section 10.8. Upon the replacement of any Affected Lender
                  -------------
pursuant to this Section 2.15, the provisions of Section 8.2 shall continue to
                 ------------                    -----------
apply with respect to Advances which are then outstanding with respect to which the Affected Lender failed to fund its Revolving Credit Share and which failure has not been cured.

     2.16   Letters of Credit.  (a) Upon receipt of duly executed applications
            -----------------
therefor  in  substantially  the  form of Exhibit H, and such other documents,
                                          ---------
instructions and agreements as such Issuing Lender may reasonably require, and subject to the provisions of Article IV, the Agent shall, or any other Lender
                              ----------
in its sole discretion may, issue standby or commercial letters of credit denominated in Dollars for the account of the Company or one of the Subsidiary Borrowers or Subsidiary Obligors or standby letters of credit denominated in Korean Won for the account of Purina Korea, Inc., on terms as are satisfactory to such Issuing Lender in substantially the form of Exhibit I; provided,
                                                          ---------  --------
however,  that  no  Letter  of  Credit  will be issued hereunder by an Issuing
     --
Lender if on the date of issuance, before or after taking such Letter of Credit into account, (i) the Dollar Amount of the Revolving Credit Obligations at such time would exceed the Aggregate Commitments at such time or (ii) the amount (or with respect to standby Letters of Credit denominated in Korean Won, the Dollar Amount) of the Revolving Credit Obligations owed by any of the Borrowers or Subsidiary Obligors pursuant to this Agreement would exceed the corresponding amounts listed below:

     Agribrands  International,  Inc.                    $  5,000,000
Agribrands  Canada,  Inc.                    $  6,500,000
Purina  Italia  S.p.A.                              $  4,000,000
Purina  Espana,  S.A.                              $  2,500,000
Purina  Hungaria  Animal  Feed
     Production  &  Trading  Company  Ltd.          $  2,000,000
Purina  Korea,  Inc.                              $15,000,000
Industrias  Purina  S.A.  de  C.V.                    $  5,000,000
Purina  Colombiana  S.A.                    $  5,000,000
Agribrands  Purina  do  Brasil,  Ltda.          $  5,000,000
Purina  Philippines,  Inc.                              $  2,500,000
Purina  de  Venezuela,  C.A.                    $  2,500,000


and  provided,  further, that no Letter of Credit shall be issued which has an
     --------   -------
expiration date more than one year after the date of issuance of such Letter of Credit or an expiration date later than the date which is five (5) Business Days immediately preceding (x) the Termination Date with respect to Letters of Credit issued for the account of any Borrower (other than Purina Korea, Inc.) and (y) the then effective expiry date of the Aggregate Commitment for the Tranche D Obligations with respect to any Letter of Credit issued for the account of any Subsidiary Obligor; and provided, further, that all commercial
                                        --------  -------
Letters of Credit requested hereunder shall be denominated only in Dollars. Each Letter of Credit issued for the account of any Borrower (other than Purina Korea, Inc.) may, upon the request of the applicable Borrower, include a provision whereby such Letter of Credit shall be renewed automatically for additional consecutive periods of 12 months or less (but not beyond the date that is five Business Days prior to the Termination Date) unless the Issuing Lender notifies the beneficiary thereof at least 30 days prior to the then-applicable expiry date that such Letter of Credit will not be renewed. Each Letter of Credit issued for the account of any Subsidiary Obligor shall be renewed or extended beyond the then effective expiry date of the Aggregate Commitment for the Tranche D Obligations at the request of the applicable Subsidiary Obligor only with the consent of all of the Lenders. Prior to issuing any Letter of Credit, the applicable Issuing Lender shall request and the Agent shall provide confirmation that the request for such Letter of Credit complies with the provisions of this Section 2.16(a). If the Agent
                                                ---------------
notifies the applicable Issuing Lender that it is authorized to issue such Letter of Credit, and the conditions described in Article IV have been
                                                          ----------
satisfied, then such Issuing Lender shall issue such Letter of Credit as requested. The applicable Issuing Lender shall give the Agent and each Lender prompt notice of the issuance of any such Letter of Credit by it. Each Issuing Lender shall furnish to the Agent and each Lender on the first Business Day of each month a written report, with respect to each outstanding Letter of Credit issued by such Issuing Lender, summarizing whether such
Letter of Credit is a standby or commercial Letter of Credit, the maximum amount available to be drawn thereon, and the beneficiary and the issuance and expiration dates thereof. Together with each such monthly report each Issuing Lender shall provide the Agent a copy of each Letter of Credit issued by such Issuing Bank during the previous month.

     (b)       Schedule 2.16(b), which the Company may amend at any time prior
               ----------------
to the Closing Date contains a schedule of certain letters of credit issued for the account of certain Borrowers and Subsidiary Obligors prior to the Closing Date by certain Lenders (the "EXISTING LETTERS OF CREDIT"). Subject to the satisfaction of the conditions contained in Sections 4.1 and 4.2, from
                                                    ------------     ---
and after the Closing Date the Existing Letters of Credit shall be deemed to be Letters of Credit issued pursuant to Section 2.16(a).
                                               ----------------

     2.17    Letter of Credit Participation.  On the Closing Date with respect
             ------------------------------
to the Existing Letters of Credit, and immediately upon the issuance of each Letter of Credit by any Issuing Lender hereunder, each Lender that has a Commitment shall be deemed to have automatically, irrevocably and unconditionally purchased and received from the applicable Issuing Lender an undivided interest and participation in and to such Letter of Credit, the obligations of the applicable Borrower or Subsidiary Obligor in respect thereof, and the liability of the applicable Issuing Lender thereunder (collectively, an "L/C INTEREST") in an amount equal to the amount available for drawing under such Letter of Credit multiplied by such Lender's Revolving Credit Share.

     The applicable Issuing Lender will notify the Agent promptly upon presentation to it of an L/C Draft or upon any other draw under a Letter of Credit and the Agent will promptly notify each Lender that has a Commitment. On or before the Business Day on which the applicable Issuing Lender makes payment of each such L/C Draft or any other draw on a Letter of Credit, on demand of the Agent received by each Lender that has a Commitment not later than 12:00 noon (Seoul, Korea time) on the fifth (5th) Business Day after the date of such demand with respect to Letters of Credit issued for the account of Purina Korea, Inc., and 12:00 noon (New York time) on the third (3rd) Business Day after the date of such demand with respect to all other Letters of Credit, each Lender (other than the Issuing Lender) shall make payment on such Business Day to the Agent for the account of the applicable Issuing Lender, in immediately available funds in the applicable currency in an amount equal to such Lender's Revolving Credit Share of the amount of such payment or draw.

     Upon the Agent's receipt of funds as a result of an Issuing Lender's payment on an L/C Draft or any other draw on a Letter of Credit issued by an Issuing Lender, the Agent shall promptly pay such funds to the Issuing Lender. The obligation of each Lender that has a Commitment to pay the Agent for the account of the applicable Issuing Lender under this Section 2.17 shall be
                                                         ------------
unconditional, continuing, irrevocable and absolute. In the event that any such Lender fails to make payment to the Agent of any amount due under this
Section 2.17, the Agent shall be entitled to receive, retain and apply against
  ----------
such obligation the principal and interest otherwise payable to such Lender hereunder until the Agent on behalf of the applicable Issuing Lender receives such payment from such Lender or such obligation is otherwise fully satisfied; provided, however, that nothing contained in this sentence shall relieve such
--------   -------
Lender of its obligation to reimburse the Agent for such amount in accordance with this Section 2.17.
            -------------

     2.18    Reimbursement  Obligation.   Each of the Borrowers and Subsidiary
             -------------------------
Obligors agrees unconditionally, irrevocably and absolutely upon receipt of notice from the Agent or the applicable Issuing Lender to pay immediately to the Agent, for the account of the applicable Issuing Lender or the account of the Lenders, as the case may be, the amount of each advance which may be drawn under or pursuant to a Letter of Credit issued for its account or an L/C Draft related thereto (such obligation of each of the Borrowers and Subsidiary Obligors to reimburse the Issuing Lender or the Agent for an advance made under a Letter of Credit or L/C Draft being hereinafter referred to as a "REIMBURSEMENT OBLIGATION" with respect to such Letter of Credit or L/C Draft), each such payment to be made by the applicable Borrower or Subsidiary Obligor to the Agent no later than 1:00 p.m. (New York time) or with respect to Reimbursement Obligations owed by Purina Korea, Inc. 1:00 p.m. (Seoul time) on the Business Day on which the applicable Issuing Lender makes payment of each such L/C Draft or, in the case of any other draw on a Letter of Credit, 1:00 p.m. (New York time) or with respect to Reimbursement Obligations owed by Purina Korea, Inc. 1:00 p.m. (Seoul time) on the date specified in a demand by the Agent and such payment shall be made in the applicable currency in which such Letter of Credit was issued. Any Issuing Lender may direct the Agent to make such demand with respect to Letters of Credit issued by such Issuing Lender. If any Borrower at any time fails to repay a Reimbursement Obligation pursuant to this Section 2.18, such Borrower shall be deemed to have elected
                   ------------
to borrow a Revolving Loan from the applicable Lenders, as of the date of the Advance giving rise to the Reimbursement Obligation equal in amount to the amount of the unpaid Reimbursement Obligation. Such Revolving Loan shall be made as of the date of the payment giving rise to such Reimbursement
Obligation, automatically, without notice and without any requirement to satisfy the conditions precedent otherwise applicable to an Advance of Revolving Loans if such Borrower shall have failed to make such payment to the Agent for the account of the applicable Issuing Lender prior to such time. Such Revolving Loans shall constitute a Base Rate Advance, or, in the case of standby Letters of Credit denominated in Korean Won, a Korean Won Advance, the proceeds of which Advance shall be used to repay such Reimbursement Obligation. If, for any reason, any Borrower or Subsidiary Obligor fails to repay a Reimbursement Obligation on the day such Reimbursement Obligation arises and, for any reason, the Lenders are unable to make or have no obligation to make a Revolving Loan, then such Reimbursement Obligation shall bear interest from and after such day, until paid in full, at the interest rate applicable to a Base Rate Advance, or in the case of standby Letters of Credit denominated in Korean Won, at the Korean CD Rate.

     2.19    Cash Collateral.  Notwithstanding anything to the contrary herein
             ---------------
or in any application for a Letter of Credit, after the occurrence and during the continuance of Default, each Borrower and Subsidiary Obligor shall, upon the Agent's demand, deliver to the Agent for the benefit of the Lenders, cash collateral, having a value, as determined by such Lenders, equal to the aggregate outstanding L/C Obligations of such Borrower or Subsidiary Obligor in addition to amounts on deposit in the Cash Collateral Account. Any such additional collateral shall be held by the Agent in a separate account appropriately designated as a cash collateral account in relation to this Agreement and the Letters of Credit and retained by the Agent for the benefit of the Lenders as collateral security for the Borrowers' and Subsidiary Obligors' obligations in respect of this Agreement and each of the Letters of Credit and L/C Drafts. Such amounts shall be applied to reimburse the Agent or each Issuing Lender, as applicable, for drawings or payments under or pursuant to Letters of Credit or L/C Drafts, or if no such reimbursement is required, to payment of such of the other Obligations as the Agent shall determine. If no Default shall be continuing, amounts remaining in any cash collateral account (other than the Cash Collateral Account) established pursuant to this Section 2.19 which are not to be applied to reimburse the
                    -------------
Agent for amounts actually paid or to be paid by the Agent in respect of a Letter of Credit or L/C Draft, shall be promptly returned to the applicable Borrower (after deduction of the Agent's expenses incurred in connection with such cash collateral account).

     2.20  Letter of Credit Fees.  The Company agrees to pay (i) quarterly, in
           ---------------------
arrears, on each Payment Date to the Agent for the ratable benefit of the Lenders having Commitments, except as set forth in Section 8.2, a letter of
                                                      -----------
credit  fee  ("LETTER  OF  CREDIT  FEE")  in  the  amount  of:

(w) with respect to Letters of Credit issued for the account of the Borrowers (other than Purina Korea, Inc.) and the Subsidiary Obligors (other than Purina Korea, Inc.), a rate per annum equal to the Applicable Letter of Credit Fee on the aggregate average daily outstanding amount available for drawing under all of the Letters of Credit issued for its account;

(x) with respect to standby Letters of Credit issued for the account of Purina Korea, Inc. and denominated in Dollars, a per annum rate equal to 3.50% on the aggregate average daily outstanding amount available for drawing under all standby Letters of Credit denominated in Dollars and issued for its account;

(y) with respect to standby Letters of Credit issued for the account of Purina Korea, Inc. and denominated in Korean Won, a per annum rate equal to 1.75% on the aggregate average daily outstanding amount available for drawing under all of the standby Letters of Credit denominated in Korean Won and issued for its account; and

(z) with respect to commercial Letters of Credit issued for the account of Purina Korea, Inc. and denominated in Dollars, a per annum rate equal to 1.50% on the aggregate average daily outstanding amount available for drawing under all of the commercial Letters of Credit denominated in Dollars and issued for its account; plus
               ----

(ii) to the Agent for the benefit of the Issuing Lenders, a fronting fee of one-eighth of one percent (0.125%) per annum on the aggregate average daily outstanding Dollar Amount available for drawing under all of the Letters of Credit issued for the account of any Borrower or Subsidiary Obligor payable quarterly, in arrears, on each Payment Date; plus
                                                    ----

(iii) in each case, all customary fees and other issuance, amendment, document examination, negotiation and presentment expenses and related charges in connection with the issuance, amendment, presentation of L/C Drafts, and the like customarily charged by the Issuing Lender with respect to standby and commercial Letters of Credit, including, without limitation, standard commissions with respect to commercial Letters of Credit, payable at the time of invoice of such amounts.

     2.21   Indemnification; Exoneration.  (a)  In addition to amounts payable
            ----------------------------
as elsewhere provided in this Agreement, each Borrower and Subsidiary Obligor with respect to Letters of Credit issued for its account agrees to protect, indemnify, pay and save harmless the Agent, each Issuing Lender and each Lender from and against any and all liabilities and costs which the Agent, any Issuing Lender or any Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit other than, in the case of the Issuing Lender, as a result of its gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction, or (ii) the failure of the Issuing Lender of a Letter of Credit to honor a drawing under such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority (all such acts or omissions herein called "GOVERNMENTAL ACTS").

     (b) As among the Borrowers, the Subsidiary Obligors, the Lenders, the Issuing Lenders and the Agent, the Borrowers and Subsidiary Obligors assume all risks of the acts and omissions of, or misuse of such Letter of Credit by, the beneficiary of any Letter of Credit. In furtherance and not in limitation of the foregoing, subject to the provisions of the Letter of Credit applications and Letter of Credit reimbursement agreements executed by the applicable Borrower or Subsidiary Obligor at the time of request for any Letter of Credit, the Issuing Lender of a Letter of Credit, the Agent and the Lenders shall not be responsible (in the absence of gross negligence or willful misconduct in connection therewith, as determined by the final judgment of a court of competent jurisdiction): (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of the
Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of a Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, or other similar form of teletransmission or otherwise; (v) for errors in interpretation of technical trade terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof; (vii) for the misapplication by the beneficiary of a Letter of Credit of the proceeds of any drawing under such Letter of Credit; and (viii) for any consequences arising from causes beyond the control of the Agent, the Issuing Lender and the Lenders including, without limitation, any Governmental Acts. None of the above shall affect, impair, or prevent the vesting of any of the Issuing Lender's rights or powers under this Section 2.21.
                                           -------------

     (c) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by an Issuing Lender under or in connection with Letters of Credit issued on behalf of any Borrower or Subsidiary Obligor or any related certificates shall not, in the absence of gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction, put the Issuing Lender, the Agent or any Lender under any resulting liability to any Borrower or Subsidiary Obligor or relieve any Borrower or Subsidiary Obligor of any of its obligations hereunder to any such Person.

     (d) Without prejudice to the survival of any other agreement of the Borrowers or the Subsidiary Obligors hereunder, the agreements and obligations of the Borrowers contained in this Section 2.21 shall survive the payment in
                                     ------------
full of principal and interest hereunder, the termination of the Letters of Credit and the termination of this Agreement.

     2.22    Judgment Currency.  If, for the purposes of obtaining judgment in
             -----------------
any court, it is necessary to convert a sum due from a Borrower hereunder or under any of the Notes in the currency expressed to be payable herein (the "SPECIFIED CURRENCY") into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the specified currency with such other currency at the Agent's main office in New York, New York or Seoul, Korea or any other applicable local office on the Business Day preceding that on which the final, non-appealable judgment is given. The obligations of the applicable Borrower in respect of any sum due to any Lender or the Agent hereunder shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by such Lender or Agent (as the case may be) of any sum adjudged to be so due in such other currency such Lender or Agent (as the case may be) may in accordance with normal, reasonable banking procedures purchase the specified currency with such other currency. If the amount of the specified currency so purchased is less than the sum originally due to such Lender or Agent, as the case may be, in the specified currency, the applicable Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or Agent, as the case may be, against such loss, and if the amount of the specified currency so purchased exceeds (a) the sum originally due to any Lender or Agent, as the case may be, in the specified currency and (b) any amounts shared with other Lenders as a result of allocations of such excess as a disproportionate payment  to  such Lender under Section 11.2, such Lender or Agent, as the case
                               ------------
may be, agrees to remit such excess to the applicable Borrower. Without prejudice to the survival of any of the other agreements of the Borrowers hereunder, the agreements and obligations of the Borrowers in this Section
                                                                       -------
2.22  shall  survive  the termination of this Agreement and the payment of all
   -
other  amounts  owing  hereunder.

     2.23    Currency  Disruption.    Notwithstanding  the satisfaction of all
             --------------------
conditions referred to in Article II with respect to any Advance in Korean Won
                          ----------
or in Dollars to Purina Korea, Inc., if, after the Closing Date, a material adverse change in the banking market (including, without limitation, a significant down-grading of the credit ratings of the major domestic banks in the Republic of Korea or the sovereign debt of the Republic of Korea) occurs or bank regulatory circumstances change or currency controls or restrictions or other exchange regulations are imposed or other circumstances arise as a result of which, in the reasonable opinion of the Agent or the Required Lenders, Korean Won or Dollars in Korea are unavailable to the Lenders or are no longer readily available or freely traded or other exchange regulations are imposed in the Republic or Korea with the result that different types of currency are introduced, then the Advances and standby Letters of Credit denominated in Korean Won and the Advances in Dollars to Purina Korea, Inc. and standby Letters of Credit denominated in Dollars for the account of Purina Korea, Inc. shall no longer be available until such time as the Agent or the Required Lenders determine that the disqualifying event or events no longer exist; provided, that during the period that such Korean Won or Letters of
        --------
Credit  denominated  in Dollars are unavailable pursuant to this Section 2.23,
                                                                 ------------
the  Company's  obligation  to pay the Korean facility fee pursuant to Section
                                                                       -------
2.10(C)(i)  shall  be  suspended.
  --------

     2.24   Termination Date Extension.  The Aggregate Commitment with respect
            --------------------------
to Tranche C Obligations shall expire on the Termination Date. Within the period beginning 120 days and ending 90 days before each anniversary of the Closing Date, the Company may request in writing that the Termination Date be extended for an additional year. Within the period beginning 45 days and ending 30 days prior to such anniversary, each Lender may, in its sole discretion, agree to such extension by giving written notice of such agreement to the Company and the Agent (and the failure to provide such notice shall be determined to be a decision not to extend). The Aggregate Commitment with respect to Tranche D Obligations shall expire on the first anniversary of the Closing Date. Within the period beginning 270 days and ending 30 days prior to such first anniversary of the Closing Date, the Company may request in writing that the expiry date for the Aggregate Commitment with respect to Tranche D Obligations be extended to remain in effect for up to one year from the then effective termination date; and thereafter within the period beginning 270 days and ending 30 days prior to the then effective expiry date for the Aggregate Commitment with respect to Tranche D Obligations, the Company may request in writing that the expiry date for the Aggregate Commitment with respect to Tranche D Obligations be extended to remain in effect for up to one year from such then effective extension date. Within 30 days after such request, each Lender may, in its sole discretion, agree to such extension by giving written notice of such extension to the Company and the Agent (and the failure to provide such notice shall be deemed a decision not to extend). The Commitment of each Lender that declines to extend with respect to the Tranche C Obligations or the Tranche D Obligations may, at the option of the Company, be replaced in accordance with Section 12.3 (but only
                                                        ------------
to the extent a replacement Lender is then available) or the Aggregate Commitment reduced. The Required Lenders must agree to any extension with respect to the Termination Date or the expiry of the Aggregate Commitment with respect to Tranche D Obligations for any such extension to become effective.



ARTICLE  III:    CHANGE  IN  CIRCUMSTANCES
------------------------------------------

     3.1    Yield  Protection.    If  any  law  or  any  governmental  or
            -----------------
quasi-governmental  rule,  regulation, policy, guideline or directive (whether
          -----
or not having the force of law) adopted after the date of this Agreement and having general applicability to all banks within the jurisdiction in which such Lender operates (excluding, for the avoidance of doubt, the effect of and phasing in of capital requirements or other regulations or guidelines passed prior to the date of this Agreement), or any interpretation or application thereof by any Governmental Authority charged with the interpretation or application thereof, or the compliance of any Lender therewith,

     (i)   subjects any Lender (each reference in this Section 3.1 to a Lender
                                                       -----------
being in its capacity as a Lender or an Issuing Lender, or all of the foregoing) or any applicable Lending Installation to any tax, duty, charge or withholding on or from payments due from any of the Borrowers (excluding taxation imposed by the United States of America or any Governmental Authority of the jurisdiction under the laws of which such Lender is organized, on the overall net income of any Lender or applicable Lending Installation), or changes the basis of taxation of payments to any Lender in respect of its Loans, its L/C Interests, the Letters of Credit or other amounts due it hereunder, provided however that this clause (i) shall not apply with respect
                                       ----------
to  any  Taxes  to  which  Section  2.10(E)  applies,  or
                           ----------------

     (ii) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation with respect to its Eurodollar Loans, Korean Eurodollar Loans, Korean Won Loans, L/C Interests or the Letters of Credit (other than reserves and assessments taken into account in calculating the Eurodollar Rate or Korean Eurodollar Rate), or

     (iii) imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining the Eurodollar Loans, Korean Eurodollar Loans, Korean Won Loans, the L/C Interests or the Letters of Credit or reduces any amount received by any Lender or any applicable Lending Installation in connection with Eurodollar Loans, Korean Eurodollar Loans, Korean Won Loans or Letters of Credit, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of Loans or L/C Interests held or interest received by it or by reference to the Letters of Credit, by an amount deemed material by such Lender;

and the result of any of the foregoing is to increase the cost to that Lender of making, renewing or maintaining its Loans, L/C Interests or Letters of Credit or to reduce any amount received under this Agreement, then, within 15 days after receipt by the Company of written demand by such Lender pursuant to
Section  3.5, the Company shall pay or cause the appropriate Subsidiary to pay
------------
such Lender that portion of such increased expense incurred or reduction in an amount received which such Lender determines is attributable to making, funding and maintaining its Loans, L/C Interests, Letters of Credit and its Commitment.

     3.2    Changes  in  Capital  Adequacy  Regulations.    If  a Lender (each
            -------------------------------------------
reference in this Section 3.2 to a Lender being in its capacity as a Lender or
                  -----------
an Issuing Lender, or all of the foregoing) determines (i) the amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a result of a "Change" (as defined below), and (ii) such increase in capital will result in an increase in the cost to such Lender of maintaining its Loans, L/C Interests, the Letters of Credit or its obligation to make Loans hereunder, then, within 15 days after receipt by the Company of written demand by such Lender pursuant to Section 3.5, the Company shall pay
                                            -----------
or cause the appropriate Subsidiary to pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender determines is attributable to this Agreement, its Loans, its L/C Interests, the Letters of Credit or its obligation to make Loans hereunder (after taking into account such Lender's policies as to capital adequacy). "CHANGE" means (i) any change after the date of this Agreement in the "Risk-Based Capital Guidelines" (as defined below) excluding, for the avoidance of doubt, the effect of any phasing in of such Risk-Based Capital Guidelines or any other capital requirements passed prior to the date hereof, or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement and having general applicability to all banks and financial institutions within the jurisdiction in which such Lender operates which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender. "RISK-BASED CAPITAL GUIDELINES" means (i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled "International Convergence of Capital Measurements and Capital Standards," including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement.

     3.3    Availability  of  Types of Advances.  If (i) any Lender determines
            -----------------------------------
that maintenance of its Eurodollar Loans, Korean Eurodollar Loans or Korean Won Loans at a suitable Lending Installation would violate any applicable law, rule, regulation, policy, guideline, interpretation or directive, whether or not having the force of law, or (ii) the Agent or the Required Lenders determine that (x) deposits of a type, currency and maturity appropriate to match fund Eurodollar Advances, Korean Eurodollar Advances or Korean Won Advances are not available or (y) the interest rate applicable to a Eurodollar Advance, Korean Eurodollar Advances or Korean Won Advance is unavailable or does not accurately reflect the cost of making or maintaining such a Eurodollar Advance, Korean Eurodollar Advances or Korean Won Advance, then the Agent shall suspend the availability of Eurodollar Advances, Korean Eurodollar Advances or Korean Won Advances and, in the case of any occurrence set forth in clause (i), require any Eurodollar Advances, Korean Eurodollar Advances or
    ----------
Korean Won Advances to be repaid or, at the option of the Company, converted to Base Rate Advances denominated in Dollars or repaid at the end of the current Interest Period or at such other time, as may be required by the applicable law, rule, regulation, policy, guideline, interpretation or directive.

     3.4  Funding Indemnification.  If (i) any payment of a Eurodollar Advance
          -----------------------
or Korean Eurodollar Advance or Korean Won Advance occurs on a date which is not the last day of the applicable Interest Period, (ii) any Loan in any currency is converted to a Loan in any other currency on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment, illegality or otherwise, or if a Eurodollar Advance, a Korean Eurodollar Advance or Korean Won Advance is not made or continued or prepaid on the date specified by the applicable Borrower for any reason other than default by the Lenders, the applicable Borrower agrees to compensate and indemnify each Lender, on demand, for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain the Eurodollar Advance, the Korean Eurodollar Advance or Korean Won Advance.

     3.5    Lender Statements; Survival of Indemnity.  If reasonably possible,
            ----------------------------------------
each Lender shall designate an alternate Lending Installation with respect to its Eurodollar Loans, Korean Eurodollar Loans or Korean Won Loans to reduce any liability of the Borrowers to such Lender under Sections 3.1 and 3.2 or to
                                                    ------------     ---
avoid  the  unavailability  of a Type of Advance under Section 3.3, so long as
                                                       -----------
such designation is not disadvantageous to such Lender in its sole determination. Each Lender requiring compensation pursuant to Section 2.10(E)
                                                               ---------------
or  to this Article III shall use its reasonable efforts to notify the Company
            -----------
and the Agent in writing of any Change, law, policy, rule, guideline or directive giving rise to such demand for compensation not later than sixty
(60) days following the date upon which the responsible account officer of such Lender knows or should have known of such Change, law, policy, rule, guideline or directive; provided, that failure to give such notice shall not
                          --------
affect any obligations of the Borrowers hereunder with respect thereto; provided, further that for each such Change, law policy, rule, guideline or
      --   -------
directive giving rise to such demand, such reimbursement obligations shall be limited to an amount equal to costs incurred sixty (60) days prior to such notice and thereafter. Any demand for compensation pursuant to this Article
                                                                       -------
III  shall be in writing and shall state the amount due, if any, under Section
 --                                                                    -------
3.1, 3.2 or 3.4 and shall set forth in reasonable detail the calculations upon
---  ---    ---
which such Lender determined such amount. Such written demand shall be rebuttably presumed correct for all purposes. Determination of amounts payable under such Sections in connection with a Eurodollar Loan, Korean Eurodollar Loan or Korean Won Loan shall be calculated as though each Lender funded its Eurodollar Loan, Korean Eurodollar Loan or Korean Won Loan, as applicable through the purchase of a deposit of the type, currency and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate, Korean Eurodollar Rate or Korean CD Rate, as applicable to such Loan, whether in fact that is the case or not. The obligations of the Borrowers under Sections 3.1, 3.2 and 3.4 shall survive payment of the
                  -------------   ---       ---
Obligations  and  termination  of  this  Agreement.

ARTICLE  IV:    CONDITIONS  PRECEDENT
-------------------------------------

     4.1    Initial  Advances and Letters of Credit.  The Lenders shall not be
            ---------------------------------------
required to make the initial Loans or issue any Letters of Credit unless (i) such initial Loans are made not later than May 29, 1998 and (ii) the Company's Subsidiaries shall be capitalized (with contributions to capital, or, in the Company's discretion, loans) as described in the Consolidating Financial Forecasts for Subsidiaries dated February 25, 1998 and delivered to the Agent on February 26, 1998 and (iii) the Borrowers and Subsidiary Obligors have furnished to the Agent, with sufficient copies for the Lenders, all of the documents reflected on the List of Closing Documents attached as Exhibit E to
                                                                  ---------
this Agreement; it being understood and agreed that the Agent will notify the Company in writing promptly when all of the conditions precedent have been satisfied, provided, that it is further understood and agreed that if all of
            --------
the  conditions precedent described in clauses (i), (ii) and (iii) above shall
                                       -----------  ----     -----
not have been satisfied on or before May 29, 1998, the Aggregate Commitment hereunder shall be terminated as of such date (unless otherwise agreed by the Company and all of the Lenders) and all fees otherwise payable hereunder shall cease to accrue.

     4.2   Each Advance and Letter of Credit.  Except as expressly provided in
           ---------------------------------
Sections  2.17  with  respect  to the purchase of participations in Letters of
--------------
Credit,  the Lenders shall not be required to make any Advance and the Issuing
---
Lender shall not be required to issue any Letter of Credit, unless on the applicable Borrowing Date, or in the case of a Letter of Credit, the date on which the Letter of Credit is to be issued:

     (i)    There  exists  no  Default  or  Unmatured  Default;  and

     (ii)   The representations and warranties contained in Article V are true
                                                            ---------
and correct in all material respects as of such Borrowing Date, except for representations and warranties made with reference to a specific date which representations and warranties shall be true and correct in all material respects as of such date.

     Each Borrowing Notice with respect to each such Advance and the letter of credit application with respect to a Letter of Credit shall constitute a representation and warranty by the Borrower requesting such Advance that the conditions contained in Sections 4.2(i) and (ii) will have been satisfied as
                          ---------------     ----
of the date of such Advance or the issuance of such Letter of Credit. Any Lender may require a duly completed officer's certificate in substantially the form of Exhibit F hereto and/or a duly completed compliance certificate in
          ----------
substantially  the  form  of  Exhibit  C  hereto  as  a condition to making an
                              ----------
Advance.

ARTICLE  V:    REPRESENTATIONS  AND  WARRANTIES
-----------------------------------------------

      In order to induce the Agent and the Lenders to enter into this Agreement and to make the Loans and the other financial accommodations to the Borrowers and in order to induce the Issuing Lender to issue the Letters of Credit for the account of the Borrowers and Subsidiary Obligors, each of the Borrowers and the Subsidiary Obligors represents and warrants as follows to each Lender and each Agent as of the date of this Agreement and thereafter on each date as required by Section 4.2:
                              ------------

     5.1  Organization; Powers.  Each of the Borrowers and Subsidiary Obligors
          --------------------
(i) is a duly organized corporation validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) is duly qualified to do business as a foreign company or corporation and is in good standing under the laws of each jurisdiction in which failure to be so qualified and in good standing could have a Material Adverse Effect, and (iii) has all requisite power and authority to own, operate and encumber its property and to conduct its business as presently conducted and as proposed to be conducted in connection with and following the consummation of the transactions contemplated by this Agreement.

     5.2    Authority.
            ---------

     (A) Each of the Borrowers and each of the Subsidiary Obligors has the requisite power and authority (i) to execute, deliver and perform each of the Loan Documents which have been executed by it as required by this Agreement and (ii) to file the Loan Documents which must be filed by it with any Governmental Authority.

     (B) The execution, delivery, performance and filing, as the case may be, of each of the Loan Documents which must be executed or filed by any of the Borrowers or any Subsidiary Obligor which have been executed or filed as required by this Agreement and to which any of the Borrowers or any Subsidiary Obligor is party, and the consummation of the transactions contemplated thereby, have been duly approved, to the extent required, by the respective boards of managers or directors, as applicable, and, if necessary, the members or shareholders or workers' councils of the applicable Borrower or Subsidiary Obligor, as applicable, and such approvals have not been rescinded. No other action or proceedings on the part of any Borrower or any Subsidiary Obligor or other Person are necessary to consummate such transactions.

     (C) Each of the Loan Documents to which any of the Borrowers or any Subsidiary Obligor is a party has been duly executed, delivered or filed, as the case may be, by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally), is in full force and effect and no material term or condition thereof has been amended, modified or waived from the terms and conditions contained in the Loan Documents delivered to the Agent pursuant to Section 4.1 without the prior
                                                 -----------
written consent of the Required Lenders, and each of the Borrowers or each Subsidiary Obligor has, and, to the best of such Borrower's or Subsidiary Obligor's Knowledge, all other parties thereto have performed and complied with all the terms, provisions, agreements and conditions set forth therein and required to be performed or complied with by such parties, and no unmatured default, default or breach of any covenant by any such party exists thereunder.

     5.3    No  Conflict;  Governmental Consents.  The execution, delivery and
            ------------------------------------
performance of each of the Loan Documents to which any of the Borrowers or any Subsidiary Obligor is a party do not and will not (i) conflict with the documents of organization or governance of such Borrower or Subsidiary Obligor, (ii) constitute tortious interference with any Contractual Obligation of any Person or conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any Requirement of Law (including, without limitation, any Environmental Property Transfer Act) or Contractual Obligation of any Borrower or any Subsidiary Obligor, or require termination of any Contractual Obligation, except such interference, breach, default or termination which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect or to subject the Agent, the Arranger, any of the Lenders or any Issuing Lender to any liability, (iii) with respect to the Loan Documents, result in or require the creation or imposition of any Lien whatsoever upon any of the property or assets of any Borrower or any Subsidiary Obligor, other than Liens permitted by the Loan Documents, or (iv) require any approval of the Borrower's or any Subsidiary Obligor's members, shareholders, workers' council or other similar constituent group except such as have been obtained. The execution, delivery and performance of each of the Loan Documents to which any Borrower or any Subsidiary Obligor is a party do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by any Governmental Authority, including under any Environmental Property Transfer Act, except (i) filings, consents or notices which have been or, in the case of any of the foregoing, not required prior to the Closing Date, will be made, obtained or given, and (ii) filings, registrations and deliveries necessary to create or perfect security interests in the Collateral.

     5.4    Financial  Statements.    The  historical and forecasted financial
            ---------------------
statements, including, without limitation, the Consolidating Financial Forecasts for Subsidiaries dated February 25, 1998 and delivered to the Agent on February 26, 1998 (the "Statements") of the Company and its Subsidiaries, copies of which are attached hereto as Exhibit G, (i) with respect to the
                                            ---------
historical Statements, (a) were prepared in accordance with generally accepted accounting principles consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, (b) fairly present on a pro forma basis the consolidated financial position of the Company and its Subsidiaries as of the date thereof and consolidated results of operations for the period covered thereby; and (c) show all material indebtedness and other liabilities, direct or contingent, of the Company and its consolidated Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and material Contingent Obligations; and (ii) with respect to the forecasted Statements, the projections and assumptions expressed therein were prepared in good faith and represent management's opinion based on the information available to the Company at the time so furnished.

     5.5    No Material Adverse Change.  (a) Since November 30, 1997 up to the
            --------------------------
Closing Date, except as disclosed in the Company's Form 10 filed on March 19, 1998 with the Commission (a copy of which has been delivered to the Agent), there has occurred no change in the business, properties, condition (financial or otherwise), results of operations or prospects of the Company and its Subsidiaries taken as a whole or any other event which has had or is reasonably likely to have a Material Adverse Effect.

     (b) Since the Closing Date, there has occurred no change in the business, properties, condition (financial or otherwise), results of operations or prospects of the Company and its Subsidiaries taken as a whole or any other event which has had or is reasonably likely to have a Material Adverse Effect.

     5.6    Taxes.
            -----

     (A)  Tax Examinations.  All deficiencies which have been asserted against
          ----------------
the Company or any of the Company's Subsidiaries as a result of any federal, state, local or foreign tax examination for each taxable year in respect of which an examination has been conducted have been fully paid or finally settled or are being contested in good faith, and as of the Closing Date no issue has been raised by any taxing authority in any such examination which, by application of similar principles, reasonably can be expected to result in assertion by such taxing authority of a material deficiency for any other year not so examined which has not been reserved for in the Company's consolidated financial statements to the extent, if any, required by Agreement Accounting Principles. Except as permitted pursuant to Section 6.2(D) and except as
                                                  --------------
reserved for in the Company's consolidated financial statements to the extent, if any, required by Agreement Accounting Principles, neither the Company nor any of the Company's Subsidiaries anticipates any material tax liability with respect to the years which have not been closed pursuant to applicable law.

     (B)    Payment  of  Taxes.    All  tax returns and reports of each of the
            ------------------
Company and its Subsidiaries required to be filed have been timely filed, and all taxes, assessments, fees and other governmental charges thereupon and upon their respective property, assets, income and franchises which are shown in such returns or reports to be due and payable have been paid except those items which are being contested in good faith and have been reserved for in accordance with Agreement Accounting Principles. The Company has no Knowledge of any proposed tax assessment against the Company, or any of the Company's other Subsidiaries that will have or is reasonably likely to have a Material Adverse Effect.

     5.7  Litigation; Loss Contingencies and Violations.  Except for Permitted
          ---------------------------------------------
Existing  Contingent  Obligations  and  as  set  forth in Schedule 5.7 to this
                                                          ------------
Agreement, there is no action, suit, proceeding or investigation of which the Company has Knowledge or arbitration before or by any Governmental Authority or private arbitrator pending or, to the Knowledge of the Company or any of its Subsidiaries, threatened against the Company or any of its Subsidiaries or any property of any of them (i) challenging the validity or the enforceability of any material provision of the Loan Documents or (ii) which will have or is reasonably likely to have a Material Adverse Effect. There is no material loss contingency within the meaning of Agreement Accounting Principles which has not been reflected in the consolidated financial statements of the Company prepared and delivered pursuant to Section 6.1(A) for the fiscal period during
                                   --------------
which such material loss contingency was incurred. Neither the Company nor any of its Subsidiaries is (A) in violation of any applicable Requirements of Law which violation will have or is reasonably likely to have a Material Adverse Effect, or (B) subject to or in default with respect to any final judgment, writ, injunction, restraining order or order of any nature, decree, rule or regulation of any court or Governmental Authority which will have or is reasonably likely to have a Material Adverse Effect.

     5.8    Subsidiaries;  Capital  Stock.  Schedule 5.8 to this Agreement (i)
            -----------------------------   ------------
contains a description as of the Closing Date of the corporate structure of the Company, the Company's Subsidiaries and any other Person in which the Company or any of its Subsidiaries holds an equity interest; and (ii) accurately sets forth (A) the correct legal name, the jurisdiction of organization or incorporation and the jurisdictions in which each Borrower and the direct and indirect Subsidiaries of the Company is qualified to transact business as a foreign company or corporation, (B) the authorized, issued and outstanding shares of each class of Capital Stock of each entity referred to above that is a corporation and the owners of such shares (both as of the Closing Date and on a fully-diluted basis), and (C) a summary of the direct and indirect ownership, membership, partnership, joint venture, or other equity interests, if any, of the Company and each Subsidiary of the Company in any Person that is not a corporation. Except as disclosed on Schedule 5.8,
                                                                 ------------
none of the issued and outstanding Capital Stock of the Company or any of its Subsidiaries is subject to any vesting, redemption, or repurchase agreement, and there are no warrants or options outstanding with respect to such Capital Stock. As of the Closing Date, the outstanding Capital Stock of the Company and each of its Subsidiaries will be duly authorized, validly issued, fully paid and nonassessable and, with the exception of the Company, will not be Margin Stock.

     5.9    ERISA.    No  Benefit  Plan  has  incurred any accumulated funding
            -----
deficiency (as defined in Sections 302(a)(2) of ERISA and 412(a) of the Code) whether or not waived. Neither the Company nor any member of the Controlled Group has incurred any liability to the PBGC which remains outstanding other than the payment of premiums, and there are no premium payments which have become due which are unpaid. Schedule B to the most recent annual report filed with the IRS with respect to each Benefit Plan and furnished to the lenders is complete and accurate. Since the date of each such Schedule B, there has been no material adverse change in the funding status or financial condition of the Benefit Plan relating to such Schedule B. Neither the Company nor any member of the Controlled Group has (i) failed to make a required contribution or payment to a Multiemployer Plan or (ii) made a complete or partial withdrawal under Sections 4203 or 4205 of ERISA from a Multiemployer Plan. Neither the Company nor any member of the Controlled Group has failed to make a required installment or any other required payment under Section 412 of the Code on or before the due date for such installment or other payment. Neither the Company nor any member of the Controlled Group is required to provide security to a Benefit Plan under Section 401(a)(29) of the Code due to a Plan amendment that results in an increase in current liability for the plan year. Neither the Company nor any of its Subsidiaries maintains or contributes to any employee welfare benefit plan within the meaning of Section 3(1) of ERISA which provides benefits to employees after termination of employment other than as required by Section 601 of ERISA. Each Plan which is intended to be qualified under Section 401(a) of the Code as currently in effect is so qualified, and each trust related to any such Plan is exempt from federal income tax under Section 501(a) of the Code as currently in effect. The Company and all Subsidiaries are in compliance in all material respects with the responsibilities, obligations and duties imposed on them by ERISA and the Code with respect to all Plans (other than Foreign Employee Benefit Plans and Foreign Pension Plans). Neither the Company nor any of its Subsidiaries nor any fiduciary of any Plan has engaged in a nonexempt prohibited transaction described in Sections 406 of ERISA or 4975 of the Code which could reasonably be expected to subject the Company to liability individually or in the aggregate in excess of $2,500,000. Neither the Company nor any member of the Controlled Group has taken or failed to take any action which would constitute or result in a Termination Event, which action or inaction could reasonably be expected to subject the Company nor any of its Subsidiaries to liability in excess of $2,500,000. Neither the Company nor any Subsidiary is subject to any liability under Sections 4063, 4064, 4069, 4204 or 4212(c) of ERISA and no other member of the Controlled Group is subject to any liability under Sections 4063, 4064, 4069, 4204 or 4212(c) of ERISA which could reasonably be expected to subject the Company to or any of its Subsidiaries liability individually or in the aggregate in excess of $2,500,000. Neither the Company nor any of its Subsidiaries has, by reason of the transactions contemplated hereby, any obligation to make any payment to any employee pursuant to any Plan or existing contract or arrangement.

     5.10    Accuracy of Information.  Each of (i) the Company's Form 10 filed
             -----------------------
on March 19, 1998 with the Commission (a copy of which has been delivered to the Agent), as of the date of filing of such Form 10, (ii) any registration statement or report on Form 10-K, 10-Q and 8-K (or their equivalents) which the Company shall have filed with the Commission as at the time of filing of such registration or report, as applicable, and (iii) all written reports, certificates and documents of the Company furnished by or on behalf of the
Company and any of its Subsidiaries to the Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents, including, without limitation, the Confidential Information Memorandum reviewed by the Company (provided that except as set forth in Section 5.4, no
                                                               -----------
representation or warranty is made with respect to the forward looking information contained therein), in each case, as of the date furnished, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     5.11    Securities  Activities.    Neither  the  Company  nor  any of its
             ----------------------
Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

     5.12    Material Agreements.  Neither the Company nor any Subsidiary is a
             -------------------
party to any agreement or instrument or subject to any charter or other contractual or corporate restriction which will have or is reasonably likely to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received notice or has Knowledge that (i) it is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Contractual Obligation applicable to it, or (ii) any condition exists which, with the giving of notice or the lapse of time or both, would constitute a default with respect to any such Contractual Obligation, in each case, except where such default or defaults, if any, will not have or are not reasonably likely to have a Material Adverse Effect.

     5.13    Compliance  with  Laws.   The Company and its Subsidiaries are in
             ----------------------
compliance with all Requirements of Law applicable to them and their respective businesses, in each case where the failure to so comply individually or in the aggregate will have or is reasonably likely to have a Material Adverse Effect.

     5.14    Assets  and Properties.  The Company and each of its Subsidiaries
             ----------------------
has good and marketable title to all of its assets and properties (tangible and intangible, real or personal) owned by it or a valid leasehold interest in all of its leased assets (except insofar as marketability may be limited by any laws or regulations of any Governmental Authority affecting such assets), and all such assets and property are free and clear of all Liens, except Liens securing the Obligations and Liens permitted under Section 6.3(C).
                                                          ---------------
Substantially all of the assets and properties owned by, leased to or used by the Company and/or each such Subsidiary of the Company are in adequate operating condition and repair, ordinary wear and tear excepted. Except for Liens granted to the Agent for the benefit of the Agent and the Holders of Secured Obligations, neither this Agreement nor any other Loan Document, nor any transaction contemplated under any such agreement, will affect any right, title or interest of the Company or such Subsidiary in and to any of such assets in a manner that will have or is reasonably likely to have a Material Adverse Effect.

     5.15   Statutory Indebtedness Restrictions.  Neither the Company, nor any
            -----------------------------------
of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, or the Investment Company Act of 1940, or any other federal, state, local or foreign statute or regulation which limits its ability to consummate the transactions contemplated hereby.

     5.16   Post-Retirement Benefits.  As of the Closing Date, the Company and
            ------------------------
its Subsidiaries have no expected cost of post-retirement medical and insurance benefits payable by the Company or its Subsidiaries to its employees and former employees, as estimated by the Company in accordance with Financial Accounting Standards Board Statement No. 106.

     5.17    Insurance.  Schedule 5.17 to this Agreement accurately sets forth
             ---------   -------------
as of the Closing Date all insurance policies and programs currently in effect with respect to the respective properties and assets and business of the Company and its Subsidiaries, specifying for each such policy and program, (i) the amount thereof, (ii) the risks insured against thereby, (iii) the name of the insurer and each insured party thereunder, (iv) the policy or other identification number thereof, (v) the expiration date thereof, (vi) the annual premium with respect thereto and (vii) describes any reserves, relating to any self-insurance program that is in effect. Such insurance policies and programs reflect coverage that is reasonably consistent with prudent industry practice.

     5.18    Contingent Obligations.  Except for Permitted Existing Contingent
             ----------------------
Obligations, neither the Company nor any of its Subsidiaries has any Contingent Obligation, contingent liability, long-term lease, or synthetic lease, not reflected in the financial statements attached hereto as Exhibit G
                                                                     ---------
or otherwise disclosed to the Agent and the Lenders in the other Schedules to this Agreement, which could reasonably be expected to subject the Company nor any of its Subsidiaries to liability individually or in the aggregate in excess of (a) $2,500,000 with respect to payments for Contingent Purchase Price Obligations, (b) $30,000,000 with respect to guarantees issued for the benefit of third-parties as support for loans and advances made by such third-parties to Subsidiaries (other than Subsidiary Borrowers and Subsidiary Obligors) of the Company or (c) $2,500,000 for other amounts.

     5.19    Restricted  Junior  Payments.  Neither the Company nor any of its
             ----------------------------
Subsidiaries has directly or indirectly declared, ordered, paid or made or set apart any sum or properties for any Restricted Junior Payment or agreed to do so, except to the extent permitted pursuant to Section 6.3(F) of this
                                                       ---------------
Agreement.

     5.20    Labor  Matters.
             --------------

     (A) There are on the Closing Date no material collective bargaining agreements, other labor agreements or Multiemployer Plans covering any of the employees of the Company or any of its Subsidiaries. As of the Closing Date, no material labor disputes, strikes or walkouts affecting the operations of the Company or any of its Subsidiaries, is pending, or, to the Company's Knowledge, threatened, planned or contemplated.

     (B)    Set  forth in Schedule 5.20 to this Agreement is a list, as of the
                          -------------
Closing Date, of all material consulting agreements, executive compensation plans, deferred compensation agreements, employee pension plans or retirement plans, employee profit sharing plans, employee stock purchase and stock option plans, severance plans, group life insurance, hospitalization insurance or other plans or arrangements of the Company and its Subsidiaries providing for benefits for employees of the Company or its Subsidiaries.

     5.21   Environmental Matters.  (a)  Except as disclosed on Schedule 5.21:
            ---------------------                               -------------

     (i) the operations of the Company and its Subsidiaries comply in all material respects with all applicable Environmental, Health or Safety Requirements of Law;

     (ii) the Company and its Subsidiaries have all material permits, licenses or other authorizations required under all applicable Environmental, Health or Safety Requirements of Law and are in material compliance with such permits;

     (iii) neither the Company, any of its Subsidiaries nor any of their respective present property or operations, or, to the best of, the Company's or any of its Subsidiaries' Knowledge, any of their respective past property or operations, are subject to or are the subject of, any investigation known to the Company or any of its Subsidiaries, any judicial or administrative proceeding, order, judgment, decree, settlement or other agreement respecting:
(A) any material violation of Environmental, Health or Safety Requirements of Law; (B) any material remedial action; or (C) any material claims or liabilities arising from the Release or threatened Release of a Contaminant into the environment;

     (iv) there is not now, nor to the best of the Company's or any of its Subsidiaries' Knowledge has there ever been on or in the property of the Company or any of its Subsidiaries any material landfill, waste pile, underground storage tanks, aboveground storage tanks, surface impoundment or hazardous waste storage facility of any kind, polychlorinated biphenyls (PCBs) used in hydraulic oils, electric transformers or other equipment, or asbestos-containing material; and

     (v) neither the Company nor any of its Subsidiaries has any material Contingent Obligation or material contingent liability in connection with any Release or threatened Release of a Contaminant into the environment.

     (b)  For purposes of this Section 5.21 "material" means any noncompliance
                               ------------
or basis for liability which could reasonably be likely to subject the Company to liability individually in excess of $2,500,000 or in the aggregate in excess of $5,000,000.

     5.22    Foreign  Employee  Benefit  Matters.    (a) Each Foreign Employee
             -----------------------------------
Benefit Plan is in compliance in all respects with all laws, regulations and rules applicable thereto and the respective requirements of the governing documents for such Plan, except for any non-compliance the consequences of which, in the aggregate, would not result in a material obligation to pay money; (b) the aggregate of the accumulated benefit obligations under all Foreign Pension Plans does not exceed to any material extent the current fair market value of the assets held in the trusts or similar funding vehicles for such Plans or reasonable reserves have been established in accordance with prudent business practices or as required by Agreement Accounting Principles with respect to any shortfall; (c) with respect to any Foreign Employee Benefit Plan maintained or contributed to by the Company or any Subsidiary or any member of its Controlled Group (other than a Foreign Pension Plan), reasonable reserves have been established in accordance with prudent business practice or where required by ordinary accounting practices in the jurisdiction in which such Plan is maintained; and (d) there are no actions, suits or claims (other than routine claims for benefits) pending or, to the Knowledge of the Company and its Subsidiaries, threatened against the Company or any Subsidiary of it or any ERISA Affiliate with respect to any Foreign Employee Benefit Plan, except to the extent the consequences of which, in the aggregate, would not result in a material obligation to pay money.


ARTICLE  VI:    COVENANTS
-------------------------

     Each of the Borrowers covenants and agrees that so long as any Commitments are outstanding and thereafter until payment in full of all of the Obligations (other than contingent indemnity and reimbursement obligations), unless the Required Lenders shall otherwise give prior written consent:

     6.1    Reporting.    The  Borrowers  shall:
            ---------

     (A)    Financial  Reporting.  Furnish  to  the Agent (which will promptly
            --------------------
furnish  copies  of  the  following  to  the  Lenders):

     (i)   Quarterly Reports.  As soon as practicable, and in any event within
           -----------------
forty-five (45) days after the end of the first three fiscal quarters in each fiscal year beginning with the fiscal quarter ending February 28, 1998, the consolidated and consolidating balance sheets of the Company and its Subsidiaries as at the end of such period, the related consolidated and consolidating statements of income and the related consolidated statement of stockholders' equity and cash flow of the Company and its Subsidiaries for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, certified by the chief financial officer of the Company on behalf of the Company as fairly presenting in all material respects the consolidated and, as applicable, consolidating financial position of the Company and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in accordance with Agreement Accounting Principles, subject to normal year end adjustments.

     (ii)    Annual  Reports.  As soon as practicable, and in any event within
             ---------------
ninety (90) days after the end of each fiscal year, (a) the consolidated and consolidating balance sheet of the Company and its Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income and the related consolidated statement of stockholders' equity and cash flow of the Company and its Subsidiaries for such fiscal year, and, in comparative form the corresponding figures for the previous fiscal year, (b) a schedule from the Company setting forth for each item in clause (a) hereof,
                                                            ----------
the corresponding figures from the consoli-dated financial budget for the current fiscal year delivered pursuant to Section 6.1(A)(iv), and (c) an audit
                                          ------------------
report on the items (other than the consolidating financial statements) listed in clause (a) hereof of independent certified public accountants of recognized
   ----------
national standing, which audit report shall be unqualified and shall state that such financial statements fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in conformity with Agreement Accounting Principles and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards. The deliveries made pursuant to this clause (ii) shall be
                                                          -----------
accompanied by a certificate of such accountants that, in the course of their examination necessary for their certification of the foregoing (such examination utilizing only their customary audit procedures without any necessity of conducting extra procedures for purposes of this certificates), they have obtained no knowledge of such Default or Unmatured Default under
Section  6.4,  or  if,  in  the  opinion  of  such accountants, any Default or
   ---------
Unmatured  Default  shall  exist, stating the nature and status thereof.  Such
   ----
deliveries shall also, not later than one hundred twenty days after the end of such fiscal year, be accompanied by the management recommendation letter from such accountants delivered in connection with such financial statements (x) confirming that although no separate internal controls audit was conducted, in the process of their regular audit, the internal systems and controls were reviewed on a limited basis, and (y) listing any recommendations made to the Company with respect to its internal systems and controls. If the Required Lenders are not satisfied with the management recommendation letter's treatment of the Company's internal systems and controls, they shall have the right to require the Company to direct independent certified public accountants of recognized national standing to prepare an audit report on the internal systems and controls of the Company and its Subsidiaries.

     (iii)    Officer's  Certificate.    Together  with  each  delivery of any
              ----------------------
financial  statement  pursuant to clauses (i) and (ii) of this Section 6.1(A),
                                  -----------     ----         --------------
(a) an Officer's Certificate of the Company, substantially in the form of Exhibit F attached hereto and made a part hereof, stating that no Default or
    ------
Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof and (b) a Compliance Certificate, substantially in the form of Exhibit C attached hereto and made a part hereof,
                             ---------
signed by the Company's chief financial officer, setting forth the Company's calculations for the period then ended for Section 2.2(B) and for Section
                                                --------------         -------
2.4(b)  and which demonstrate compliance, when applicable, with the provisions
    --
of Section 6.4, and which calculate the EBITDA Contribution Ratio for purposes
   -----------
of determining the Applicable Eurodollar Margins, the Applicable Base Rate Margins, the Applicable Letter of Credit Fee, and the Applicable Facility Fee.

     (iv)    Budgets.   As soon as practicable and in any event not later than
             -------
thirty (30) days following the beginning of each fiscal year beginning with the fiscal year beginning September 1, 1998, a copy of the budget (including a budgeted balance sheet and income statement) of the Company for the upcoming fiscal year prepared in such detail as shall be reasonably satisfactory to the Agent.

     (B)    Notice  of  Default.    Promptly  upon  any of the chief executive
            -------------------
officer, chief operating officer, or chief financial officer of the Company obtaining Knowledge (i) of any condition or event which constitutes a Default or Unmatured Default, or becoming aware that any Lender or Agent has given any written notice with respect to a claimed Default or Unmatured Default under this Agreement, or (ii) that any Person has given any written notice to the Company or any Subsidiary of the Company or taken any other action with respect to a claimed default or event or condition of the type referred to in
Section  7.1(e), deliver to the Agent and the Lenders an Officer's Certificate
---------------
specifying (a) the nature and period of existence of any such claimed default, Default, Unmatured Default, condition or event, (b) the notice given or action taken by such Person in connection therewith, and (c) what action the Company has taken, is taking and proposes to take with respect thereto.

     (C)  Lawsuits.  (i)  Promptly upon the Company obtaining Knowledge of the
          --------
institution of, or written threat of, any action, suit, proceeding, governmental investigation or arbitration against or affecting the Company or any of its Subsidiaries or any property of the Company or any of its Subsidiaries not previously disclosed pursuant to Section 5.7, which action,
                                                    -----------
suit, proceeding, governmental investigation or arbitration exposes, or in the case of multiple actions, suits, proceedings, governmental investigations or arbitrations arising out of the same general allegations or circumstances which expose, in the Company's reasonable judgment, the Company or any of its Subsidiaries to liability in an amount aggregating $2,500,000 or more, give written notice thereof to the Agent and the Lenders and provide such other information as may be reasonably available to enable each Lender and the Agent and its counsel to evaluate such matters; and (ii) in addition to the requirements set forth in clause (i) of this Section 6.1(C), upon request of
                            ----------         --------------
the Agent or the Required Lenders, promptly give written notice of the status of any action, suit, proceeding, governmental investigation or arbitration disclosed on Schedule 5.7 or covered by a report delivered pursuant to clause
              ------------                                              ------
(i) above and provide such other information as may be reasonably available to
---
it that would not result in loss of any attorney-client privilege by disclosure to the Lenders to enable each Lender and the Agent and its counsel to evaluate such matters.

     (D)    Insurance.    As  soon  as practicable and in any event within one
            ---------
hundred twenty (120) days of the end of each fiscal year commencing with the fiscal year ending August 31, 1998 deliver to the Agent and the Lenders (i) a report in form as attached as Schedule 5.17 or otherwise in form and substance
                              -------------
reasonably satisfactory to the Agent outlining all material insurance coverage maintained as of the date of such report by the Company and its Subsidiaries and the duration of such coverage and (ii) an insurance broker's statement that all premiums with respect to such coverage have been paid when due.

     (E)    ERISA  Notices.  Deliver or cause to be delivered to the Agent and
            --------------
the Lenders, at the Company's expense, the following information and notices as soon as reasonably possible, and in any event:

     (i) (a) within ten (10) Business Days after the Company obtains Knowledge that a Termination Event has occurred which could reasonably be expected to subject the Company to or any of its Subsidiaries liability individually or in the aggregate in excess of $2,500,000, a written statement of the chief financial officer of the Company describing such Termination Event and the action, if any, which the Company has taken, is taking or proposes to take with respect thereto, and when known, any action taken or threatened by the IRS, DOL or PBGC with respect thereto and (b) within ten
(10) Business Days after any member of the Controlled Group obtains Knowledge that a Termination Event has occurred which could reasonably be expected to subject the Company to or any of its Subsidiaries liability individually or in the aggregate in excess of $2,500,000, a written statement of the chief financial officer of the Company describing such Termination Event and the action, if any, which the member of the Controlled Group has taken, is taking or proposes to take with respect thereto, and when known, any action taken or threatened by the IRS, DOL or PBGC with respect thereto;

     (ii) within ten (10) Business Days after the Company or any of its Subsidiaries obtains Knowledge that a prohibited transaction (defined in Sections 406 of ERISA and Section 4975 of the Code) has occurred, a statement of the chief financial officer of the Company describing such transaction and the action which the Company or such Subsidiary has taken, is taking or proposes to take with respect thereto;

     (iii) within ten (10) Business Days after any material increase in the benefits of any existing Plan or the establishment of any new Benefit Plan or the commencement of, or obligation to commence, contributions to any Benefit Plan or Multiemployer Plan to which the Company or any member of the Controlled Group was not previously contributing, notification of such increase, establishment, commencement or obligation to commence and the amount of such contributions;

     (iv) within ten (10) Business Days after the Company or any of its Subsidiaries receives notice of any unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 401(a) of the Code, copies of each such letter;

     (v) within thirty (30) Business Days after the establishment of any Foreign Employee Benefit Plan or the commencement of, or obligation to commence, contributions to any Foreign Employee Benefit Plan to which the Company or any Subsidiary was not previously contributing which, in any case, would materially increase the Company's employment costs, notification of such establishment, commencement or obligation to commence and the amount of such contributions;

     (vi) within ten (10) Business Days after the filing thereof with the IRS, a copy of each funding waiver request filed with respect to any Benefit Plan and all communications received by the Company or a member of the Controlled Group with respect to such request;

     (vii) within ten (10) Business Days after receipt by the Company or any member of the Controlled Group of the PBGC's intention to terminate a Benefit Plan or to have a trustee appointed to administer a Benefit Plan, copies of each such notice;

     (viii) within ten (10) Business Days after receipt by the Company or any member of the Controlled Group of a notice from a Multiemployer Plan regarding the imposition of withdrawal liability, copies of each such notice;

     (ix) within ten (10) Business Days after the Company or any member of the Controlled Group fails to make a required installment or any other required payment under Section 412 of the Internal Revenue Code on or before the due date for such installment or payment, a notification of such failure; and

     (x) within ten (10) Business Days after the Company or any member of the Controlled Group knows or has reason to know that (a) a Multiemployer Plan has been terminated, (b) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, or (c) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan.

For  purposes of this Section 6.1(E), the Company, any of its Subsidiaries and
                      --------------
any member of the Controlled Group shall be deemed to know all facts known by the Administrator of any Plan of which the Borrower or any member of the Controlled Group or such Subsidiary is the plan sponsor.

     (F)    Labor  Matters.    Notify  the  Agent  and the Lenders in writing,
            --------------
promptly  upon  the Company's or any of its Subsidiaries' learning thereof, of
(i) any labor dispute to which the Company or any of its Subsidiaries may become a party, including, without limitation, any strikes, lockouts or other disputes relating to such Persons' plants and other facilities and (ii) any Worker Adjustment and Retraining Notification Act liability incurred with respect to the closing of any plant or other facility of the Company or any of its Subsidiaries where, in the case of (i) or (ii), such is reasonably likely to have a Material Adverse Effect.

     (G)  Other Indebtedness.  Deliver to the Agent and the Lenders (i) a copy
          ------------------
of each regular report, notice or communication regarding potential or actual defaults (including any accompanying officers' certificate) delivered by or on behalf of the Company or any of its Subsidiaries to the holders of Indebtedness for money borrowed with respect to Indebtedness the outstanding principal balance of which is at least $2,500,000 pursuant to the terms of the agreements governing such Indebtedness, such delivery to be made at the same time and by the same means as such notice or other communication is delivered to such holders, and (ii) a copy of each notice or other communication received by the Company or any of its Subsidiaries from the holders of Indebtedness for money borrowed with respect to Indebtedness the outstanding principal balance of which is at least $2,500,000 pursuant to the terms of such Indebtedness, such delivery to be made promptly after such notice or other communication is received by the Company or the applicable Subsidiary.

     (H)    Other  Reports.  Deliver or cause to be delivered to the Agent and
            --------------
the Lenders copies of all 10-Ks, 10-Qs and 8-Ks filed with the Commission by the Company.

     (I)   Environmental Notices. Deliver to the Agent and the Lenders as soon
           ---------------------
as possible and in any event within ten (10) days after receipt by the Company or any of its Subsidiaries, a copy of (i) any notice or claim to the effect that the Company or any of its Subsidiaries is or may be liable to any Person as a result of the Release by the Company, any of its Subsidiaries, or any other Person of any Contaminant into the environment, and (ii) any notice alleging any violation of any Environmental, Health or Safety Requirements of Law by the Company or any of its Subsidiaries if, in either case, such notice or claim relates to an event which could reasonably be expected to subject the Company or any of its Subsidiaries to liability individually or in the aggregate in excess of $2,500,000.

     (J)    Other  Information.   Within a reasonable period of time following
            ------------------
receipt of a request therefor from the Agent, prepare and deliver to the Agent and the Lenders such other information with respect to the Company, any of its Subsidiaries, or the Collateral, including, without limitation, schedules identifying and describing the Collateral and any dispositions thereof, as from time to time may be reasonably requested by the Agent or any Lender.

     6.2    Affirmative  Covenants.
            ----------------------

     (A)    Existence,  Etc.  Except  as  provided  by Section 6.3(B)(iv) with
            ----------------                           ------------------
respect to the sale, dissolution or liquidation of certain Subsidiaries of the Company, the Company shall, and shall cause each of its Subsidiaries to, at all times maintain its existence and preserve and keep, or cause to be preserved and kept, in full force and effect its rights and franchises material to its businesses except that any Subsidiary of the Company may merge with or liquidate into the Company or any other Subsidiary of the Company; provided that the surviving entity expressly assumes any liabilities, if any,
   -----
of either of such Subsidiaries with respect to the Obligations pursuant to an assumption agreement reasonably satisfactory to the Agent; provided further
                                                              -------- -------
that the Consolidated Net Worth of the surviving corporation is not less than the Consolidated Net Worth of the Subsidiary with any liability with respect to the Obligations immediately prior to such merger; and provided further, if
                                                          -------- -------
the corporation being merged out of existence or liquidated is a party to a Pledge Agreement the surviving entity shall execute and deliver such documents, instruments, agreements and opinions in connection therewith as shall be required by the Agent in connection with any such Pledge Agreement (and all accrued interest in connection therewith) of such entity shall be repaid in full as of the date of such liquidation or merger.

     (B)    Corporate  Powers;  Conduct  of  Business.   Except as provided by
            -----------------------------------------
Section  6.3(B)(iv)  with  respect  to the sale, dissolution or liquidation of
      -------------
certain Subsidiaries of the Company, the Company (x) shall, and shall cause each of its Subsidiaries to qualify and remain qualified to do business in each jurisdiction in which the nature of its business requires it to be so qualified and where the failure to be so qualified will have or is reasonably likely to have a Material Adverse Effect and (y) will, and will cause each Subsidiary to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted.

     (C)    Compliance with Laws, Etc.  The Company shall, and shall cause its
            --------------------------
Subsidiaries to, (a) comply with all Requirements of Law and all restrictive covenants affecting such Person or the business, properties, assets or operations of such Person, and (b) obtain as needed all permits necessary for its operations and maintain such permits in good standing unless failure to comply or obtain is not reasonably anticipated to have a Material Adverse Effect.

     (D)    Payment of Taxes and Claims; Tax Consolidation.  The Company shall
            ----------------------------------------------
pay, and cause each of its Subsidiaries to pay, (i) all taxes, assessments and other governmental charges imposed upon it or on any of its properties or assets or in respect of any of its franchises, business, income or property before any penalty or interest accrues thereon, and (ii) all claims
(including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or may become a Lien (other than a Lien permitted by Section 6.3(C)) upon any of
                                                   --------------
the Company's or such Subsidiary's property or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided, however,
                                                            --------  -------
that no such taxes, assessments and governmental charges referred to in clause
                                                                        ------
(i)  above or claims referred to in clause (ii) above (and interest, penalties
---                                 -----------
or fines relating thereto) need be paid if being contested in good faith by appropriate proceedings diligently instituted and conducted and if such reserve or other appropriate provision, if any, as shall be required in conformity with Agreement Accounting Principles shall have been made therefor. The Company will not permit any of its Subsidiaries to file or consent to the filing of any consolidated income tax return with any Person other than the Company or any of its Subsidiaries.

     (E)    Insurance.    The  Company  shall  maintain  for  itself  and  its
            ---------
Subsidiaries, or shall cause each of its Subsidiaries to maintain in full force and effect the insurance policies and programs listed on Schedule 5.17
                                                                 -------------
to this Agreement or substantially similar policies and programs or other policies and programs as reflect coverage that is reasonably consistent with prudent industry practice.

     (F)  Inspection of Property; Books and Records; Discussions.  The Company
          ------------------------------------------------------
shall permit, and cause each of the Subsidiary Borrowers and Subsidiary Obligors to permit, any authorized representative(s) designated by the Agent (together with an authorized representative of any Lender that may request to accompany such authorized representative of the Agent) to visit and inspect any of the properties of the Company or any of the Subsidiary Borrowers and Subsidiary Obligors, to examine, audit, check and make copies of their respective financial and accounting records, books, journals, orders, receipts and any non-privileged correspondence and other data relating to their respective businesses or the transactions contemplated hereby (including, without limitation, in connection with environmental compliance, hazard or liability), and to discuss their affairs, finances and accounts with their officers and independent certified public accountants, all upon reasonable notice and at such reasonable times during normal business hours, as often as may be reasonably requested; provided, however, that the Borrowers' and
                                 --------   -------
Subsidiary Obligors' obligation to reimburse the Agent for reasonable costs and expenses incurred in connection with such inspections shall be limited to no more than one (1) inspection during any twelve-month period if such inspections are conducted at a time when no Default or Unmatured Default shall have occurred and is continuing. So long as no Default or Unmatured Default shall have occurred and is continuing, and to the extent reasonably practicable, any such inspection with respect to a Borrower or Subsidiary Obligor will be coordinated with an Authorized Officer of the Company. The Company shall keep and maintain, and cause each of the Company's Subsidiaries to keep and maintain, in all material respects, proper books of record and account in which entries in conformity with Agreement Accounting Principles shall be made of all dealings and transactions in relation to their respective businesses and activities, including, without limitation, transactions and other dealings with respect to the Collateral. If a Default has occurred and is continuing, the Company, upon the Agent's request, shall turn over copies of any such records to the Agent or its representatives.

     (G)    ERISA  Compliance.  The Company shall, and shall cause each of its
            -----------------
domestic Subsidiaries to, establish, maintain and operate all Plans (other than Foreign Employee Benefit Plans and Foreign Pension Plans) to comply in all material respects with the provisions of ERISA, the Code, all other applicable laws, and the regulations and interpretations thereunder and the respective requirements of the governing documents for such Plans.

     (H)   Maintenance of Property.  The Company shall cause all property used
           -----------------------
or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in adequate condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly conducted at all times; provided,
                                                                     --------
however,  that  nothing  in this Section 6.2(H) shall prevent the Company from
 ------                          --------------
discontinuing  the  operation  or  maintenance of any of such property if such
 -
discontinuance is, in the judgment of the Company, desirable in the conduct of
 -
its business or the business of any Subsidiary and not disadvantageous in any respect to the Agent or the Lenders.

     (I)    Environmental  Compliance.  The Company and its Subsidiaries shall
            -------------------------
comply with all Environmental, Health or Safety Requirements of Law, except where noncompliance will not have or is not reasonably likely to subject the Company and its Subsidiaries to liability, individually in excess of $2,500,000, or in the aggregate in excess of $5,000,000.

     (J)    Use of Proceeds.  The Borrower shall use the proceeds of the Loans
            ---------------
to pay transaction costs in connection with the transactions evidenced by the Loan Documents, to refinance existing indebtedness of the Company and its Subsidiaries and to provide funds for the working capital needs and other general corporate purposes of the Borrowers and their Subsidiaries. The Company will not, nor will it permit any Subsidiary to, use any of the proceeds of the Loans to purchase or carry any "Margin Stock" or to make any Acquisition, other than any Permitted Acquisition pursuant to Section 6.3(G).
                                                               --------------

     (K)    Foreign Employee Benefit Compliance.  The Company shall, and shall
            -----------------------------------
cause each of its Subsidiaries and ERISA Affiliates to, establish, maintain and operate all Foreign Employee Benefit Plans to comply in all material respects with all laws, regulations and rules applicable thereto and the respective requirements of the governing documents for such Plans, except for failures to comply which, in the aggregate, would not result in a material obligation to pay money.


     6.3    Negative  Covenants.
            -------------------

     (A)  Indebtedness.  Neither the Company nor any of its Subsidiaries shall
          ------------
directly or indirectly create, incur, assume or otherwise become or remain directly or indirectly liable with respect to any Indebtedness, except:

(a)    the  Obligations;

     (b) Permitted Existing Indebtedness, and any extension, renewal, refunding or refinancing thereof, provided that any such extension, renewal,
                                    --------
refunding or refinancing is in an aggregate principal amount not greater than the principal amount of and interest, fees and expenses accrued on, such Permitted Existing Indebtedness outstanding at the time thereof and is on terms (including, without limitation, maturity, amortization, interest rate, premiums, fees, covenants, subordination, events of default, and remedies) not materially less favorable to the obligor or adverse to the Lenders than the terms of such Permitted Existing Indebtedness;

     (c)    Indebtedness  permitted  pursuant  to  Section 6.3(H) arising from
                                                   --------------
intercompany loans from (1) the Company, or any other Subsidiary of the Company to any Borrower, (2) any Subsidiary that is not a Borrower to any other Subsidiary or (3) any Borrower to any Subsidiary of the Company which is not a Borrower; provided, that all such Indebtedness is subordinated to the
                   --------
Obligations  on  terms  provided  in  this  Agreement;

     (d)    Indebtedness  in  respect  of  Hedging  Agreements permitted under
Section  6.3(P);
      ---------

     (e)    Indebtedness  permitted  by  Sections  6.4(B)  and  6.4(E)(2);
                                         ----------------       ---------

     (f)    Indebtedness  constituting  Contingent  Obligations  permitted  by
Section  6.3(E);
      ---------

     (g) unsecured Indebtedness and other liabilities incurred in the ordinary course of business and consistent with past practice, but not incurred through the borrowing of money or the obtaining of credit (other than customary trade terms).

     (B)    Sales  of Assets.  Neither the Company nor any of its Subsidiaries
            ----------------
shall sell, assign, transfer, lease, convey or otherwise dispose of any property, whether now owned or hereafter acquired, or any income or profits therefrom, or enter into any agreement to do so, except:

     (i)    sales  of  Inventory  in  the  ordinary  course  of  business;
(ii) sales of certain assets of Purina Colombiana S.A., Purina de Venezuela, C.A., Purina de Guatemala, S.A., and Purina Peru S.A., in each case as described in that certain Agreement and Plan of Reorganization, dated as of April 1, 1998, by and among the Company, Ralston Purina Company, and Ralston Purina International Holding Company, Inc., as in effect on the Closing Date and without giving effect to any amendment or modification thereto;

     (iii) sales, assignments, transfers, leases, conveyances or other dispositions of other assets (other than the Capital Stock of any Subsidiary of the Company) if such transaction (a) is of assets no longer required in the ordinary course of business, (b) is for not less than fair market value, and
(c) when combined with all such other sales, assignments, transfers, conveyances or other dispositions (i) during any fiscal year represents the disposition of not greater than ten percent (10%) of the Company's Consolidated Net Worth calculated as of the date of such sale, assignment, transfer, conveyance or other disposition and after giving effect to such transaction; and

     (iv) (x) disposition of assets, dissolution, liquidation or sales of shares of Subsidiaries (other than stock or assets of Subsidiary Borrowers or Subsidiary Obligors) resulting from a determination by the Company to discontinue its operations in a particular jurisdiction and (y) with the prior written consent of all of the Lenders, the dissolution, liquidation or sale of shares of any Subsidiary Borrower or Subsidiary Obligor and only so long as any such sale or other disposition is for all cash consideration.

     (C)    Liens.    Neither  the  Company  nor any of its Subsidiaries shall
            -----
directly or indirectly create, incur, assume, permit or suffer to exist any Lien on or with respect to any of their respective property or assets except:

     (i)    Liens  created  by  the  Loan  Documents;

     (ii)    Permitted  Existing  Liens;

     (iii)    Customary  Permitted  Liens;

(iv) Liens securing financing under governmental or other special programs which are more advantageous to the Company than the financing available under this Agreement, to the extent such Liens are required in order to participate in such programs, and any renewals or extensions of any such Liens;

(v) other Liens securing indebtedness not exceeding, in the aggregate, ten percent (10%) of the Company's Consolidated Net Worth at the time of incurrence thereof; and

(vi) pledges of assets of entities other than Borrowers and Subsidiary Obligors to secure Indebtedness of Subsidiaries which are neither Borrowers nor Subsidiary Obligors.


     (D)  Investments.  Except for Permitted Existing Investments in an amount
          -----------
not greater than the amount thereof on the Closing Date, neither the Company nor any of its Subsidiaries shall directly or indirectly make or own any Investment except:

     (i)          Investments constituting Permitted Acquisitions permitted by
Section  6.3(G);
    -----------

     (ii)          Investments  in  Cash  Equivalents;

     (iii) Investments consisting of Indebtedness of employees to the extent such Indebtedness does not exceed in the aggregate $1,000,000 in any fiscal year;

     (iv) Investments in a particular jurisdiction other than the United States of locally generated funds;

     (v)          Investments  in  Affiliates  permitted  by  Section  6.3(H);
                                                              ---------------

     (vi) Investments received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

     (vii) Investments consisting of deposit accounts maintained by the Company and its Subsidiaries in connection with its cash management system in the ordinary course of business and consistent with past practice;

     (viii) Investments consisting of compensating balances maintained by Purina Korea, Inc. in Korea as required by domestic financial institutions as support for loans and advances made by such financial institutions to Purina Korea, Inc.; provided, such amounts do not in the aggregate exceed $8,000,000
              --------
at  any  time;  and

     (ix)         Investments constituting Contingent Obligations permitted by
Section  6.3(E) or Restricted Junior Payments permitted by Section 6.3(F); and
   ------------                                            --------------

     (x) Investments with any other Persons which do not exceed in the aggregate ten percent (10%) of the Consolidated Net Worth of the Company
(calculated  as  of  the  date  of  each  such  Investment).

     (E)    Contingent  Obligations.    Neither  the  Company  nor  any of its
            -----------------------
Subsidiaries shall directly or indirectly create or become or be liable with respect to any Contingent Obligation, material contingent liability, long-term lease, synthetic lease or Contractual Obligation, not reflected in the financial statements attached hereto as Exhibit G, except: (i) as set forth on
                                        ---------
Schedule  1.1.1,  (ii)    recourse  obligations  issued  for  the  benefit  of
---------------
customers, employees, vendors or other trading partners in the ordinary course
---------
of its business, (iii) guarantees to officers of the Company and its subsidiaries of obligations of such officers with respect to the business of the Company and its subsidiaries, (iv) guarantees incurred in connection with or resulting from Permitted Acquisitions or other Investments not otherwise prohibited under this Agreement; provided, that to the extent specified in
                                     --------
this  Agreement,  such  guarantees  referred  to  in this clause (iv) shall be
                                                          -----------
treated as Indebtedness for purposes of this Agreement, and (v) guarantees issued by the Company for the benefit of third-parties as support for loans and advances made by such third-parties to (x) Subsidiary Borrowers or Subsidiary Obligors and (y) Subsidiaries of the Company (other than Subsidiary Borrowers and Subsidiary Obligors) in an amount, contingent or otherwise, not to exceed $30,000,000 at any time.

     (F)    Restricted  Junior  Payments.   Neither the Company nor any of its
            ----------------------------
Subsidiaries  shall  declare  or  make  any Restricted Junior Payment, except:

     (i) dividends payable by the Company in compliance with the corporation law of the State of Missouri; and

     (ii) Restricted Junior Payments made by any Subsidiary of the Company to the Company or any other Subsidiary of the Company except that no Subsidiary shall make any Investment in (x) any Affiliate (other than the Company) if as a result thereof such Investments would at any time exceed in the aggregate forty percent (40%) of Consolidated Net Worth of the Company or (y) any Affiliate (other than a Borrower or Subsidiary Obligor) if as a result thereof such Investments would at any time exceed in the aggregate fifteen percent (15%) of the Consolidated Net Worth of the Company;

provided, however, that the Restricted Junior Payments described in clause (i)
--------  -------                                                   ----------
and  clause  (ii)  shall  not be permitted if either a Default or an Unmatured
     ------------
Default shall have occurred and be continuing at the date of declaration or payment thereof or would result therefrom.

     (G)    Conduct  of  Business;  Subsidiaries;  Acquisitions.   Neither the
            ---------------------------------------------------
Company nor any of its Subsidiaries shall engage in any business, or acquire any other business, other than the businesses in, or reasonably related to, the lines of business carried on by them on the date hereof. The Company shall not and shall not permit any of its Subsidiaries to create, capitalize or acquire any Subsidiary after the date hereof or enter into any transaction or series of transactions in which it acquires all or any significant portion of the assets of another Person, or such Person merges with or liquidates into the Company or any of its Subsidiaries, unless (x) such transaction is in connection with the Company's acquisition from Ralston Purina Company and/or Ralston Purina International Holding Company of the Capital Stock of each of the Company's Subsidiaries on or about the Closing Date or (y) such transaction meets the following requirements (each such transaction constituting a "PERMITTED ACQUISITION"):

     (1) no Default or Unmatured Default shall have occurred and be continuing or would result from such transaction or transactions or the incurrence of any Indebtedness in connection therewith;

     (2) to the extent any such transaction, together with all such other transactions, exceeds in the aggregate $5,000,000 during any fiscal year, prior to each such transaction, the Company shall deliver to the Agent and the Lenders a certificate from one of the Company's Authorized Officers demonstrating to the satisfaction of the Agent and the Required Lenders that after giving effect to such transaction or transactions and the incurrence of any Indebtedness permitted by Section 6.3(A) in connection therewith on a pro
                               --------------
forma basis as if such acquisition, merger or liquidation and such incurrence of Indebtedness had occurred on the first day of the twelve-month period ending on the last day of the Company's most recently completed fiscal quarter, the Company would have been in compliance with all provisions of
Section  6.4 at all times during such twelve-month period and not otherwise in
    --------
Default;

     (3) the transaction is consummated pursuant to a negotiated agreement on a non-hostile basis and involves the purchase of, or entering into of, a business line similar, or reasonably related, to that of the Company's and its Subsidiaries as of the Closing Date;

     (4) in the case of any merger permitted under this Agreement, the surviving entity expressly assumes any liabilities, if any, either of the Company or Subsidiary party thereto, as applicable, with respect to the Obligations pursuant to an assumption agreement reasonably satisfactory to the Agent; and

     (5) the aggregate amount of Investments (including assumed liabilities) in connection with all such transactions during the term of this Agreement shall not exceed:

     (A) for any single transaction or series of related transactions, $20,000,000; and

     (B) for all transactions, $80,000,000 (excluding Investments actually made up to $4,000,000 in the aggregate in connection with the Company's development of production facilities in Shanggao, China).

     (H)   Transactions with Shareholders and Affiliates.  Except as set forth
           ---------------------------------------------
on  Schedule  6.3(H),  neither  the  Company nor any of its Subsidiaries shall
    ----------------
directly  or  indirectly  (i)  enter  into  or permit to exist any transaction
   -
(including,  without  limitation, the purchase, sale, lease or exchange of any
   -
property or the rendering of any service) with any holder or holders of any Capital Stock or other Equity Interests in the Company, or with any Affiliate of the Company, on terms that are less favorable to the Company or its Subsidiaries, as applicable, than those that might be obtained in an arm's length transaction at the time from Persons who are not such a holder or Affiliate; or (ii) enter into or permit to exist any such non-arm's length transaction, including without limitation loans and advances to or other Investments in (x) any Affiliate (other than the Company) if as a result thereof such Investments would at any time exceed in the aggregate forty percent (40%) of Consolidated Net Worth of the Company or (y) any Affiliate (other than a Borrower or Subsidiary Obligor) if as a result thereof such Investments would at any time exceed in the aggregate fifteen percent (15%) of the Consolidated Net Worth of the Company.

     (I)    Sales  and  Leasebacks.    Neither  the  Company  nor  any  of its
            ----------------------
Subsidiaries shall become liable, directly, by assumption or by Contingent Obligation, with respect to any lease, whether an Operating Lease, a synthetic lease or a Capitalized Lease, of any property (whether real or personal or mixed) (i) which it or one of its Subsidiaries sold or transferred or is to sell or transfer to any other Person, or (ii) which it or one of its Subsidiaries intends to use for substantially the same purposes as any other property which has been or is to be sold or transferred by it or one of its Subsidiaries to any other Person in connection with such lease, unless in either case the sale involved is not prohibited under Section 6.3(B) and the
                                                        --------------
lease  involved  is  not  prohibited  under  Section  6.3(A).
                                             ---------------

     (J)    Margin  Regulations.    Neither  the  Borrower  nor  any  of  its
            -------------------
Subsidiaries,  shall  use  all  or  any  portion of the proceeds of any credit
          -
extended  under  this  Agreement  to  purchase  or  carry  Margin  Stock.

     (K)    ERISA.    The  Company  shall not (i) engage, or permit any of its
            -----
Subsidiaries to engage, in any prohibited transaction described in Sections 406 of ERISA or 4975 of the Code for which a statutory or class exemption is not available or a private exemption has not been previously obtained from the DOL;

     (ii) permit to exist any accumulated funding deficiency (as defined in Sections 302 of ERISA and 412 of the Internal Revenue Code), with respect to any Benefit Plan, whether or not waived;

     (iii) fail, or permit any Controlled Group member to fail, to pay timely required contributions or annual installments due with respect to any waived funding deficiency to any Benefit Plan;

     (iv) terminate, or permit any Controlled Group member to terminate, any Benefit Plan which would result in any liability of the Company or any Controlled Group member under Title IV of ERISA;

     (v) fail to make any contribution or payment to any Multiemployer Plan which the Company or any Controlled Group member may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto;

     (vi) fail, or permit any Controlled Group member to fail, to pay any required installment or any other payment required under Section 412 of the Internal Revenue Code on or before the due date for such installment or other payment; or

     (vii) amend, or permit any Controlled Group member to amend, a Plan resulting in an increase in current liability for the plan year such that the Company or any Controlled group member is required to provide security to such Plan under Section 401(a)(29) of the Code.

     (L)    Issuance  of Equity Interests.  Neither the Company nor any of its
            -----------------------------
Subsidiaries shall issue any ownership, membership or other equity interests after the date of this Agreement if such issuance causes a Change of Control to occur.

     (M)    Organizational  Documents.    Neither  the  Company nor any of its
            -------------------------
Subsidiaries shall amend, modify or otherwise change any of the terms or provisions in any of their respective organizational documents as in effect on the date hereof in any manner adverse to the interests of the Lenders without the prior written consent of the Required Lenders.

     (N)  Other Indebtedness.  Neither the Company nor any of its Subsidiaries
          ------------------
shall amend, supplement or otherwise modify the terms of any Indebtedness owed by a Borrower or Subsidiary of the Company that would be materially adverse to the Lenders, including, without limitation, with respect to subordination.

     (O)    Fiscal  Year.    The  Company shall not change its fiscal year for
            ------------
accounting or tax purposes from a period consisting of the 12-month period ending on August 31 of each calendar year.

     (P)  Hedging Obligations.  The Company shall not and shall not permit any
          -------------------
of its Subsidiaries to enter into any interest rate, commodity or foreign currency exchange, swap, collar, cap or similar agreements other than hedging or other derivative transactions (i) relating to the acquisition of raw materials or the sale of products of the Company which are intended to protect the Company against the risks of changes in market prices or (ii) relating to currencies in which the Company receives revenues or incurs expenses which are intended to protect the Company against the risks of changes in the exchange rates relating to such currencies or (iii) relating to the interest rates on its outstanding or proposed Indebtedness which are intended to protect the Company against the risks of changes in the interest rates relating to such borrowing (such hedging agreements collectively are sometimes referred to herein as "HEDGING AGREEMENTS"). In the event a Lender elects to enter into any Hedging Agreements with the Company or any of its Subsidiaries, the obligations of the Company or such Subsidiary with respect to such Hedging Agreements shall be Secured Obligations secured by the Collateral.

     (Q)  Subsidiary Covenants.  The Company will not, and will not permit any
          --------------------
Subsidiary Borrower or Subsidiary Obligor to, create or otherwise cause to become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary Borrower or Subsidiary Obligor to (i) pay dividends or make any other distribution on its stock, or make any other Restricted Junior Payment, (ii) pay any Indebtedness or other Obligation owed to the Company or any other Subsidiary, (iii) make loans or advances or other Investments in the Company or any other Subsidiary, or (iv) sell, transfer or otherwise convey any of its property to the Company or any other Subsidiary.

     6.4    Financial Covenants.  The Company shall comply with the following:
            -------------------

     (A)    Interest  Coverage  Ratio.    The  Company  shall maintain a ratio
            -------------------------
("INTEREST COVERAGE RATIO") of (i) EBITDA to (ii) Cash Interest Expense of at least 2.50 to 1.00 as of the end of each fiscal quarter commencing with the fiscal quarter ending August 31, 1998 through the Termination Date.

In each case the Interest Coverage Ratio shall be determined as of the last day of each fiscal quarter for the four-quarter period ending on such day (provided; however, (a) for the fiscal quarter ending August 31, 1998, the
    -----   -------
Interest Coverage Ratio shall be calculated using EBITDA and Cash Interest Expense for the period commencing on April 1, 1998 through August 31, 1998,
(b) for the fiscal quarter ending November 30, 1998, the Interest Coverage Ratio shall be calculated using EBITDA and Cash Interest Expense for the period commencing on April 1, 1998 through November 30, 1998, and (c) for the fiscal quarter ending February 28, 1999, the Interest Coverage Ratio shall be calculated using EBITDA and Cash Interest Expense for the period commencing on April 1, 1998 through February 28, 1999).

     (B)    Maximum  Leverage  Ratio.   The Company shall not permit the ratio
            ------------------------
("LEVERAGE RATIO") of (i) Total Debt to (ii) EBITDA to be greater than 3.00 to
1.00 as of the end of each fiscal quarter commencing with the fiscal quarter ending August 31, 1998 through the Termination Date.

The Leverage Ratio shall be calculated, in each case, as of the last day of each fiscal quarter based upon (A) for purposes of calculating Total Debt, Indebtedness as of the last day of each such fiscal quarter; and (B) for
EBITDA, the actual amount for the four-quarter period ending on such day (provided; however, (a) for the fiscal quarter ending August 31, 1998, the
     ----   -------
Leverage Ratio shall be calculated using EBITDA for such fiscal quarter multiplied by four, (b) for the fiscal quarter ending November 30, 1998, the Leverage Ratio shall be calculated using EBITDA for the two fiscal quarters ending November 30, 1998 multiplied by two (2), and (c) for the fiscal quarter ending February 28, 1999, the Leverage Ratio shall be calculated using EBITDA for the three fiscal quarters ending February 28, 1999 multiplied by four-thirds (4/3)).

     (C)   Capital Expenditures.  The Company will not, nor will it permit any
           --------------------
Subsidiary to, expend, or be committed to expend, for Capital Expenditures during any one fiscal year in the aggregate for the Company and its
Subsidiaries in excess of (a) $81,250,000 for the fiscal year ending August 31, 1998, (b) $40,000,000 for the fiscal year ending August 31, 1999 plus any amount permitted to be expended in the previous fiscal year but not expended and (c) $28,750,000 in the aggregate for the fiscal years ending August 31, 2000 and August 31, 2001 plus any amount permitted to be expended in the previous fiscal year (pursuant to the absolute dollar limitation for such fiscal year and not pursuant to any carryover provision from a prior fiscal year)  but  not  expended.

(D)    Minimum  Consolidated  Net  Worth.    The  Company shall not permit its
       ---------------------------------
Consolidated  Net Worth at any time to be less than the amount set forth below
     --
during  the  period  set  forth  opposite  such  amount:

Minimum  Consolidated  Net  Worth                    Applicable  Period
---------------------------------                    ------------------

$230,000,000                               April 1, 1998 through and including
                          August  31,  1998

$240,000,000                                     September 1, 1998 through and
                         including  August  31,  1999

$250,000,000                                        At  all  times thereafter.

For purposes of determining Consolidated Net Worth of the Company and its Subsidiaries as required by this Section 6.4(D) only, Consolidated Net Worth
                                   --------------
of the Company and its Subsidiaries shall be calculated excluding (i) the effect of translation account adjustments for the fiscal year ending on August 31, 1998 of up to $10,000,000 and (ii) the effect of further translation account adjustments of up to an additional $20,000,000.

     (E)    Country  Debt  Limitations.    Indebtedness  (whether  under  this
            --------------------------
Agreement or otherwise) incurred by the Subsidiaries in any particular country shall be subject to each of the following limitations:

(1) The applicable Borrower or Subsidiary Obligor shall not have Indebtedness under this Agreement outstanding at any time in excess of the maximum Dollar Amount set forth below:





Borrower's or Subsidiary Obligor's
----------------------------------
Jurisdiction of Incorporation       Maximum Dollar Amount
----------------------------------  ----------------------


Canada . . . . . . . . . . . . . .  $            6,500,000
----------------------------------  ----------------------

United States. . . . . . . . . . .  $            5,000,000
----------------------------------  ----------------------

Italy. . . . . . . . . . . . . . .  $            4,000,000
                                    ----------------------

Spain. . . . . . . . . . . . . . .  $            2,500,000
                                    ----------------------

Hungary. . . . . . . . . . . . . .  $            2,000,000
                                    ----------------------

Korea. . . . . . . . . . . . . . .  $           15,000,000
----------------------------------  ----------------------

Mexico . . . . . . . . . . . . . .  $            5,000,000
                                    ----------------------

Colombia . . . . . . . . . . . . .  $            5,000,000
                                    ----------------------

Brazil . . . . . . . . . . . . . .  $            5,000,000
                                    ----------------------

Philippines. . . . . . . . . . . .  $            2,500,000
                                    ----------------------

Venezuela. . . . . . . . . . . . .  $            2,500,000
----------------------------------  ----------------------



(2) The ratio of (i) Total Debt for each of the Subsidiary Borrowers and Subsidiary Obligors (including Indebtedness owed to Affiliates but excluding Contingent Obligations in the form of standby Letters of Credit issued under this Agreement for the account of such Subsidiary Borrower or Subsidiary Obligor for the benefit of domestic financial institutions as support for loans and advances made by such financial institutions to the applicable
Subsidiary Borrower or Subsidiary Obligor to the extent any such loans or advances are outstanding) to (ii) EBITDA for each of the Subsidiary Borrowers and Subsidiary Obligors (other than Purina Korea, Inc.) shall not at any time exceed 3.00 to 1.00. The ratio of (i) Total Debt (including Indebtedness owed to Affiliates but excluding Contingent Obligations in the form of standby Letters of Credit issued under this Agreement for the account of Purina Korea, Inc. for the benefit of domestic financial institutions as support for loans and advances made by such financial institutions to Purina Korea, Inc. to the extent any such loans or advances are outstanding) to (ii) EBITDA for Purina Korea, Inc. shall not at any time exceed 2.25 to 1.00.

The foregoing ratios shall be calculated, in each case, as of the last day of each fiscal quarter based upon (A) for purposes of calculating Total Debt and Indebtedness as of the last day of each such fiscal quarter, and (B) for
EBITDA, the actual amount for the four-quarter period ending on such day (provided; however, (a) for the fiscal quarter ending August 31, 1998, the
     ----   -------
foregoing ratios shall be calculated using EBITDA for such fiscal quarter multiplied by four, (b) for the fiscal quarter ending November 30, 1998, the foregoing ratios shall be calculated using EBITDA for the two fiscal quarters ending November 30, 1998 multiplied by two (2), and (c) for the fiscal quarter ending February 28, 1999, the foregoing ratios shall be calculated using
EBITDA for the three fiscal quarters ending February 28, 1999 multiplied by four-thirds (4/3)).



ARTICLE  VII:    DEFAULTS
-------------------------

     7.1    Defaults.    Each  of the following occurrences shall constitute a
            --------
Default  under  this  Agreement:

     (a)    Failure  to  Make  Payments  When Due.  Any Borrower or Subsidiary
            -------------------------------------
Obligor shall (i) fail to pay when due any of the Obligations consisting of principal with respect to the Loans or Letters of Credit or (ii) shall fail to pay within three (3) days of the date when due any of the other Obligations under this Agreement or the other Loan Documents.

     (b)    Breach  of  Certain Covenants.  Any Borrower or Subsidiary Obligor
            -----------------------------
shall fail duly and punctually to perform or observe any agreement, covenant or obligation binding on such Borrower under (i) Sections 6.1 or Sections
                                                      ------------    --------
6.2(A), (B), (D), (E), (G), or (H), and such failure shall continue unremedied
    --  ---  ---  ---  ---     ---
for ten (10) Business Days after the earlier to occur of (x) notice from the Agent or any Lender to the Company of such Default and (y) the Company or any of its Subsidiaries knew or should have known of such Default exercising reasonable diligence, or (ii) Sections 6.2(C), (F), (I), (J), or (K), Section
                               ---------------  ---  ---  ---     ---  -------
6.3  or  Section  6.4.
---      ------------

     (c)    Breach  of  Representation  or  Warranty.    Any representation or
            ----------------------------------------
warranty made or deemed made by any Borrower or Subsidiary Obligor to the Agent or any Lender herein or by the Company or any of its Subsidiaries in any of the other Loan Documents or in any statement or certificate at any time given by any such Person pursuant to any of the Loan Documents shall be false or misleading in any material respect on the date as of which made (or deemed made).

     (d)  Other Defaults.  Any Borrower or Subsidiary Obligor shall default in
          --------------
the performance of or compliance with any term contained in this Agreement (other than as covered by paragraphs (a), (b) or (c) of this Section 7.1), or
                           --------------  ---    ---         -----------
the Company or any of its Subsidiaries shall default in the performance of or compliance with any term contained in any of the other Loan Documents, and such default shall continue for thirty (30) days after the earlier to occur of
(i)  notice  from  the  Agent or any Lender to the Company of such Default and
(ii) the Company or any of its Subsidiaries knew or should have known of such default exercising reasonable diligence.

     (e)   Default as to Other Indebtedness.  Any of the Company or any of its
           --------------------------------
Subsidiaries shall fail to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) with respect to any Indebtedness (other than the Obligations) the outstanding principal amount of which Indebtedness is in excess of $5,000,000; or any breach, default or event of default shall occur, or any other condition shall exist under any instrument, agreement or indenture pertaining to any such Indebtedness, if the effect thereof is to cause an acceleration, mandatory redemption, a requirement that the Company or any such Subsidiary offer to purchase such Indebtedness or other required repurchase of such Indebtedness, or permit the holder(s) of such Indebtedness to accelerate the maturity of any such Indebtedness or require a redemption or other repurchase of such Indebtedness; or any such Indebtedness shall be otherwise declared to be due and payable (by acceleration or otherwise) or required to be prepaid, redeemed or otherwise repurchased by the Company or any of its Subsidiaries (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof.

     (f)    Involuntary  Bankruptcy;  Appointment  of  Receiver,  Etc.
            ----------------------------------------------------------

     (i) An involuntary case shall be commenced against the Company, or its Subsidiaries with an aggregate net worth equal to or greater than ten percent (10%) of the Company's Consolidated Net Worth, and the petition shall not be dismissed, stayed, bonded or discharged within sixty (60) days after commencement of the case; or a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company or such Subsidiaries in an involuntary case, under any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect; or any other similar relief shall be granted under any applicable federal, state, local or foreign law.

     (ii) A decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Company, or its Subsidiaries with an aggregate net worth equal to or greater than ten percent (10%) of the Company's Consolidated Net Worth, or over all or a substantial part of the property of the Company, or such Subsidiaries shall be entered; or an interim receiver, trustee or other custodian of the Company or such Subsidiaries or of all or a substantial part of the property of the Company or such Subsidiaries shall be appointed or a warrant of attachment, execution or similar process against any substantial part of the property of the Company or such Subsidiaries shall be issued and any such event shall not be stayed, dismissed, bonded or discharged within sixty (60) days after entry, appointment or issuance.

     (g)   Voluntary Bankruptcy; Appointment of Receiver, Etc.  The Company or
           ---------------------------------------------------
its Subsidiaries with an aggregate net worth equal to or greater than ten percent (10%) of the Company's Consolidated Net Worth, shall (i) commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (ii) consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, (iii) commence a voluntary case seeking, or consent to, the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property, (iv) make any assignment for the benefit of creditors or fail generally to pay debts as they become due or (v) take any corporate action to authorize any of the foregoing.

     (h)    Judgments and Attachments.  Any money judgment(s), writ or warrant
            -------------------------
of attachment, or similar process against any of the Company or any of its Subsidiaries or any of their respective assets involving in any single case or in the aggregate an amount in excess of $5,000,000 is (are) entered and shall remain undischarged, unvacated, unbonded or unstayed for a period of sixty
(60) days or in any event later than fifteen (15) days prior to the date of any proposed sale thereunder.

     (i)  Dissolution.  Any order, judgment or decree shall be entered against
          -----------
the Company, or its Subsidiaries with an aggregate net worth equal to or greater than ten percent (10%) of the Company's Consolidated Net Worth, decreeing its involuntary dissolution or split up and such order shall remain undischarged and unstayed for a period in excess of sixty (60) days; or the Company or such Subsidiaries shall otherwise dissolve or cease to exist except as specifically permitted by this Agreement unless the dissolving entity is a limited liability company which elects to continue its existence.

     (j)    Loan Documents; Failure of Security.  At any time, for any reason,
            -----------------------------------
(i) any Loan Document as a whole that materially affects the ability of the Agent, or any of the Lenders to enforce the Obligations or enforce their rights against the Collateral, ceases to be in full force and effect or any of the Company or any of its Subsidiaries party thereto seeks to repudiate its obligations thereunder and the Liens intended to be created thereby are, or any of the Company or any such Subsidiary seeks to render such Liens, invalid and unperfected, or (ii) any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Loan Document, or (iii) Liens on Collateral with a fair market value in excess of $2,500,000 in favor of the Agent contemplated by the Loan Documents shall, at any time, for any reason, be invalidated or otherwise cease to be in full force and effect, or such Liens shall not have the priority contemplated by this Agreement or the Loan Documents.

     (k)   Termination Event.  Any Termination Event occurs which the Required
           -----------------
Lenders believe is reasonably likely to subject the Company or any of its Subsidiaries to liability individually or in the aggregate in excess of $2,500,000.

     (l)    Waiver  of Minimum Funding Standard.  If the plan administrator of
            -----------------------------------
any Plan applies under Section 412(d) of the Code for a waiver of the minimum funding standards of Section 412(a) of the Code and any Lender believes the substantial business hardship upon which the application for the waiver is based could reasonably be expected to subject either the Company or any Controlled Group member to liability individually or in the aggregate in excess of $2,500,000.

     (m)    Change  of  Control.    A  Change  of  Control  shall  occur.
            -------------------

     (n)  Environmental Matters.  The Company or any of its Subsidiaries shall
          ---------------------
be the subject of any proceeding or investigation pertaining to (i) the Release by the Company or any of its Subsidiaries of any Contaminant into the environment, (ii) the liability of any of the Company or any of its Subsidiaries arising from the Release by any other Person of any Contaminant into the environment, or (iii) any violation of any Environmental, Health or Safety Requirements of Law by the Company or any of its Subsidiaries, which, in any case, has or is reasonably likely to subject the Company or any of its Subsidiaries to liability individually in excess of $2,500,000 or in the aggregate in excess of $5,000,000.

     (o)  Guarantor Revocation.  Except as provided by Section 6.3(B)(iv) with
          --------------------                         ------------------
respect to the sale, dissolution or liquidation of certain Subsidiaries of the Company, any guarantor of the Obligations shall terminate or revoke or refuse to perform or assert invalidity of any of its payment obligations under the applicable guarantee agreement or breach any of the other terms of such guarantee agreement which breach remains unremedied for five (5) days.

     A Default shall be deemed "continuing" until waived in writing in accordance with Section 8.3.
                  ------------


ARTICLE  VIII:    ACCELERATION,  DEFAULTING  LENDERS;  WAIVERS, AMENDMENTS AND
------------------------------------------------------------------------------
REMEDIES
--------

     8.1    Remedies

     (a)   Termination of Commitments; Acceleration.  If any Default described
           ----------------------------------------
in  Section  7.1(f) or 7.1(g) occurs with respect to any of the Borrowers, the
    ---------------    ------
obligations of the Lenders to make Loans hereunder and the obligation of the Agent or any Issuing Lender to issue Letters of Credit hereunder shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Agent, any Lender or any Issuing Lender. If any other Default occurs, the Required Lenders may (i) terminate or suspend the obligations of the Lenders to make Loans hereunder and the obligation of the Issuing Lenders to issue Letters of Credit hereunder, or (ii) declare the Obligations to be due and payable, or both, and upon any declaration under clause (ii), the Obligations shall become
                               ------------
immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrowers expressly waive.

     (b)    Rescission.    If  at  any  time after termination of the Lenders'
            ----------
obligations to make Loans or acceleration of the maturity of the Loans, Borrowers shall pay all arrears of interest and all payments on account of principal of the Loans and Reimbursement Obligations which shall have become due otherwise than by acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified in this Agreement) and all Defaults and Unmatured Defaults (other than nonpayment of principal of and accrued interest on the Loans due and payable solely by virtue of acceleration) shall be waived pursuant to Section 8.3, then upon the
                                                    -----------
written consent of the Required Lenders and written notice to Borrowers, the termination of Lenders' respective obligations to make Loans and the respective Lenders' and the Issuing Lenders' obligations to participate in or issue Letters of Credit or the aforesaid acceleration and its consequences may be rescinded and annulled; but such action shall not affect any subsequent Default or Unmatured Default or impair any right or remedy consequent thereon. The provisions of the preceding sentence are intended merely to bind the Lenders and the Issuing Lenders to a decision which may be made at the election of the Required Lenders; they are not intended to benefit Borrowers and do not give Borrowers the right to require the Lenders to rescind or annul any termination of the aforesaid obligations of the Lenders or Issuing Lenders or any acceleration hereunder, even if the conditions set forth herein are met.

     (c)  Enforcement.    The  Borrowers  acknowledge  that  in  the event the
          -----------
Borrowers fail to perform, observe or discharge any of their respective obligations or liabilities under this Agreement or any other Loan Document, any remedy of law may prove to be inadequate relief to the Agent, the Issuing Lenders and the Lenders; therefore, Borrowers agree that the Agent, the Issuing Lenders and the Lenders shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     8.2    Defaulting Lender.  In the event that any Lender fails to fund its
            -----------------
Revolving Credit Share of any Advance requested or deemed requested by any Borrower which such Lender is obligated to fund under the terms of this Agreement (the funded portion of such Advance being hereinafter referred to as a "NON PRO RATA LOAN"), until the earlier of such Lender's cure of such failure and the termination of the Commitments, the proceeds of all amounts thereafter repaid to the Agent by the Borrowers and otherwise required to be applied to such Lender's share of all other Obligations pursuant to the terms of this Agreement shall be advanced to the Borrowers by the Agent ("CURE LOANS") on behalf of such Lender to cure, in full or in part, such failure by such Lender, but shall nevertheless be deemed to have been paid to such Lender in satisfaction of such other Obligations. Notwithstanding anything in this Agreement to the contrary:

     (i)    the foregoing provisions of this Section 8.2 shall apply only with
                                             -----------
respect to the proceeds of payments of Obligations and shall not affect the conversion or continuation of Loans pursuant to Section 2.6;
                                                       ------------

     (ii) any such Lender shall be deemed to have cured its failure to fund its Revolving Credit Share of any Advance at such time as an amount equal to such Lender's original Revolving Credit Share of the requested principal portion of such Advance is fully funded to the applicable Borrower, whether made by such Lender itself or by operation of the terms of this Section 8.2,
                                                                  -----------
and whether or not the Non Pro Rata Loan with respect thereto has been repaid, converted or continued;

(iii) regardless of whether or not a Default has occurred or is continuing, and notwithstanding the instructions of the applicable Borrower as to its desired application, all repayments of principal which, in accordance with the other terms of this Agreement, would be applied to the outstanding Base Rate Loans shall be applied first, ratably to all Base Rate Loans constituting Non
                        -----
Pro  Rata  Loans,  second,  ratably  to  Base  Rate  Loans  other  than  those
                   ------
constituting Non Pro Rata Loans or Cure Loans and, third, ratably to Base Rate
                                                   -----
Loans  constituting  Cure  Loans;

     (iv) for so long as and until the earlier of any such Lender's cure of the failure to fund its Revolving Credit Share of any Advance and the termination of the Commitments, the term "Required Lenders" for purposes of this Agreement shall mean Lenders (excluding all Lenders whose failure to fund their respective Revolving Credit Shares of such Advance have not been so cured) whose Pro Rata Shares represent at least sixty-six and two-thirds
(66-2/3%)  of  the  aggregate  Pro  Rata  Shares  of  such  Lenders;  and

     (v) for so long as and until any such Lender's failure to fund its Revolving Credit Share of any Advance is cured in accordance with Section
                                                                       -------
8.2(ii),  (A)  such  Lender  shall  not  be entitled to any facility fees with
    ---
respect  to  its  Commitments and (B) such Lender shall not be entitled to any
    -
letter of credit fees, which facility fees and letter of credit fees shall accrue in favor of the performing Lenders, shall be allocated among such performing Lenders ratably based upon their relative Commitments.

     8.3    Amendments.    Subject to the provisions of this Article VIII, the
            ----------                                       ------------
Required Lenders (or the Agent with the consent in writing of the Required Lenders) and the Borrowers and Subsidiary Obligors may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrowers or the Subsidiary Obligors hereunder or waiving any Default hereunder; provided, however, that no such supplemental agreement shall,
            --------   -------
without  the  consent  of  each  Lender  affected  thereby:

     (i) Postpone or extend the Termination Date or any other date fixed for any payment of principal of, or interest on, the Loans, the Reimbursement Obligations or any fees or other amounts payable to such Lender (except with respect to (a) any modifications of the provisions relating to prepayments of Loans and other Obligations and (b) a waiver of the application of the default rate of interest pursuant to Section 2.7 hereof).
                                  ------------

     (ii) Reduce the principal amount of any Loans or L/C Obligations, or reduce the rate or extend the time of payment of interest or fees thereon.

     (iii) Reduce the percentage specified in the definition of Required Lenders or any other percentage of Lenders specified to be the applicable percentage in this Agreement to act on specified matters.

     (iv) Increase the amount of the Commitment of any Lender hereunder (except with respect to an increase in any sublimits for any Types of Loans within the Commitments).

     (v)    Permit  any  Borrower  to  assign its rights under this Agreement.

     (vi)    Amend  Section  2.24  or  this  Section  8.3.
                    -------------            ------------

     (vii)  Except as provided by Section 6.3(B)(iv) with respect to the sale,
                                  ------------------
dissolution or liquidation of certain Subsidiaries of the Company, release any guarantor of all or any part of the Obligations or release all or substantially all of the Collateral.

No amendment of any provision of this Agreement relating to the Agent shall be effective without the written consent of the Agent. No amendment of any provision of this Agreement relating to any Issuing Lender shall be effective without the written consent of the Agent and each of the Issuing Lenders. The Agent may waive payment of the fee required under Section 12.3(B) without
                                                       ---------------
obtaining  the  consent  of  any  of  the  Lenders.

     8.4    Preservation  of Rights.  No delay or omission of the Lenders, the
            -----------------------
Issuing Lenders or the Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Loan or the issuance of a Letter of Credit notwithstanding the existence of a Default or the inability of the Borrowers to satisfy the conditions precedent to such Loan or issuance of such Letter of Credit shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 8.3, and then only to the extent in such writing
                      -----------
specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Agent, the Issuing Lenders and the Lenders until the Obligations have been paid in full.


ARTICLE  IX:    GENERAL  PROVISIONS
-----------------------------------

     9.1   Survival of Representations.  All representations and warranties of
           ---------------------------
the Borrowers and Subsidiary Obligors contained in this Agreement shall survive delivery of this Agreement and the making of the Loans herein contemplated.

     9.2    Governmental  Regulation.  Anything contained in this Agreement to
            ------------------------
the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrowers and neither the Agent nor any Issuing Lender shall be obligated to issue any Letter of Credit for the account of any Borrower or Subsidiary Obligor in violation of any limitation or prohibition provided by any applicable statute or regulation.

     9.3    Performance  of  Obligations.    Each  of  the  Borrowers  and the
            ----------------------------
Subsidiary Obligors agrees that the Agent may, but shall have no obligation to
(i) at any time, pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against any Collateral and (ii) after the occurrence and during the continuance of a Default make any other payment or perform any act required of any Borrower or Subsidiary Obligor under any Loan Document or take any other action which the Agent in its discretion deems necessary or desirable to protect or preserve the Collateral. The Agent shall use its best efforts to give the applicable Borrower or Subsidiary Obligor notice of any action taken under this Section 9.3 prior to
                                                          -----------
the taking of such action or promptly thereafter provided the failure to give such notice shall not affect the applicable Borrower's or Subsidiary Obligor obligations in respect thereof. Each of the Borrowers and the Subsidiary Obligors agrees to pay the Agent, upon demand, the principal amount of all funds advanced by the Agent under this Section 9.3, together with interest
                                           -----------
thereon at the rate from time to time applicable to Base Rate Loans from the date of such advance until the outstanding principal balance thereof is paid in full. If any Borrower or Subsidiary Obligor fails to make payment in respect of any such advance under this Section 9.3 within one (1) Business Day
                                       -----------
after the date such Borrower or Subsidiary Obligor receives written demand therefor from the Agent, the Agent shall promptly notify each Lender and each Lender agrees that it shall thereupon make available to the Agent, in Dollars in immediately available funds, the amount equal to such Lender's Pro Rata Share of such advance. If such funds are not made available to the Agent by such Lender within one (1) Business Day after the Agent's demand therefor, the Agent will be entitled to recover any such amount from such Lender together with interest thereon at the Federal Funds Effective Rate for each day during the period commencing on the date of such demand and ending on the date such amount is received. The failure of any Lender to make available to the Agent its Pro Rata Share of any such unreimbursed advance under this Section 9.3
                                                                   -----------
shall neither relieve any other Lender of its obligation hereunder to make available to the Agent such other Lender's Pro Rata Share of such advance on the date such payment is to be made nor increase the obligation of any other Lender to make such payment to the Agent. All outstanding principal of, and interest on, advances made under this Section 9.3 shall constitute Obligations
                                      -----------
secured by the Collateral until paid in full by the Borrowers and the Subsidiary Obligors.

     9.4    Headings.    Section  headings  in  the  Loan  Documents  are  for
            --------
convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

     9.5    Entire  Agreement.  The Loan Documents embody the entire agreement
            -----------------
and understanding among the Borrowers, the Subsidiary Obligors, the Agent, and the Lenders and supersede all prior agreements and understandings relating to the subject matter thereof.

     9.6    Several  Obligations;  Benefits of this Agreement.  The respective
            -------------------------------------------------
obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other. The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

     9.7    Expenses;  Indemnification.
            --------------------------

     (A)   Expenses.  Subject to the letter agreements dated February 25, 1998
           --------
and November 3, 1997 among the Company, the Agent and the Arranger with respect to costs and expenses incurred on or prior to the Closing Date, the Borrowers and Subsidiary Obligors shall reimburse the Agent and the Arranger for any reasonable costs, internal charges and out-of-pocket expenses (including attorneys' and paralegals' fees and time charges of attorneys and paralegals for the Agent or the Arranger, which attorneys and paralegals may be employees of the Agent or the Arranger) paid or incurred by the Agent or Arranger in connection with the preparation, negotiation, execution, delivery, syndication, review, amendment, modification, and administration of the Loan Documents. Each of the Borrowers and Subsidiary Obligors also agrees to reimburse the Agent, the Lenders and the Issuing Lenders for any costs, internal charges and out-of-pocket expenses (including attorneys' and paralegals' fees and time charges of attorneys and paralegals for the Agent, the Lenders and the Issuing Lenders, which attorneys and paralegals may be employees of the Agent, the Lenders or the Issuing Lenders) paid or incurred by the Agent, any Lender or any Issuing Lender in connection with the collection of the Obligations and enforcement of the Loan Documents. In addition to expenses set forth above, each of the Borrowers and Subsidiary Obligors agrees to reimburse the Agent, promptly after the request therefor, for each audit, collateral analysis or other business analysis performed by the Agent (or its authorized representative) for the benefit of the Lenders in connection with this Agreement or the other Loan Documents in an amount equal to the Agent's then customary charges for each person employed to perform such audit or analysis, plus all reasonable costs and expenses (including without limitation, travel expenses) incurred by the Agent in the performance of such audit or analysis; provided, that each Borrower and Subsidiary Obligor shall
                     --------
only be responsible for expenses in connection with one (1) such audit or business analysis performed with respect to such Borrower or Subsidiary Obligor, as applicable, in any twelve-month period at a time when no Default had occurred or was continuing. The Agent shall provide the Borrowers with a detailed statement of all reimbursements requested under this Section 9.7(A).
                                                               --------------

     (B)    Indemnity.   Each of the Borrowers and Subsidiary Obligors further
            ---------
agrees to defend, protect, indemnify, and hold harmless the Agent, the Arranger, each and all of the Lenders, each and all of the Issuing Lenders, and each of their respective Affiliates, and each of such Agent's, Arranger's, Lender's, Issuing Lender's or Affiliate's respective officers, directors, employees, attorneys and agents (including, without limitation, those retained in connection with the satisfaction or attempted satisfaction of any of the conditions set forth in Article IV) (collectively, the "INDEMNITEES") from and
                        ----------
against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses of any kind or nature whatsoever (including, without limitation, the fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto), imposed on, incurred by, or asserted against such Indemnitees in any manner relating to or arising out of:

     (i) this Agreement, the other Loan Documents, or any act, event or transaction related or attendant thereto, the making of the Loans, and the issuance of and participation in Letters of Credit hereunder, the management of such Loans or Letters of Credit, the use or intended use of the proceeds of the Loans or Letters of Credit hereunder, or any of the other transactions contemplated by the Loan Documents; or

     (ii) any liabilities, obligations, responsibilities, losses, damages, personal injury, death, punitive damages, economic damages, consequential damages, treble damages, intentional, willful or wanton injury, damage or threat to the environment, natural resources or public health or welfare, costs and expenses (including, without limitation, attorney, expert and consulting fees and costs of investigation, feasibility or remedial action studies), fines, penalties and monetary sanctions, interest, direct or indirect, known or unknown, absolute or contingent, past, present or future relating to violation of any Environmental, Health or Safety Requirements of Law arising from or in connection with the past, present or future operations of the Company, its Subsidiaries or any of their respective predecessors in interest, or, the past, present or future environmental, health or safety condition of any respective property of the Company or its Subsidiaries, the presence of asbestos-containing materials at any respective property of the Company or its Subsidiaries or the Release or threatened Release of any Contaminant into the environment (collectively, the "INDEMNIFIED MATTERS");

provided,  however,  the  Borrowers  and  Subsidiary  Obligors  shall  have no
--------   -------
obligation  to an Indemnitee hereunder with respect to (i) Indemnified Matters
-------
to the extent any such Indemnified Matter is found in a final non-appealable judgment by a court of competent jurisdiction to have arisen from such Indemnitee's gross negligence or wilful misconduct or (ii) Indemnified Matters arising solely out of a dispute between the Agent or a dispute between any Lender and the Agent. If the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrowers and Subsidiary Obligors shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees.

     (C)    Waiver  of  Certain  Claims;  Settlement  of  Claims.  Each of the
            ----------------------------------------------------
Borrowers and each of the Subsidiary Obligors agrees to assert no claim against any of the Indemnitees on any theory of liability for consequential damages, indirect damages, exemplary damages, punitive damages or any other similar theory of damages howsoever categorized. No settlement shall be entered into by the Company or any if its Subsidiaries with respect to any claim, litigation, arbitration or other proceeding relating to or arising out of the transaction evidenced by this Agreement or the other Loan Documents(whether or not the Agent, any Lender, any Issuing Lender or any Indemnitee is a party thereto) unless such settlement releases all Indemnitees
from  any  and  all  liability    with  respect  thereto.

     (D)    Survival  of  Agreements.    The obligations and agreements of the
            ------------------------
Borrowers  and  Subsidiary  Obligors  under this Section 9.7 shall survive the
                                                 -----------
termination  of  this  Agreement.

     9.8    Numbers of Documents.  All statements, notices, closing documents,
            --------------------
and requests hereunder shall be furnished to the Agent with sufficient counterparts so that the Agent may furnish one to each of the Lenders.

     9.9    Accounting.    Except  as  provided  to  the  contrary herein, all
            ----------
accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with Agreement Accounting Principles.

     9.10    Severability  of  Provisions.  Any provision in any Loan Document
             ----------------------------
that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

     9.11  Nonliability of Lenders.  The relationship among the Borrowers, the
           -----------------------
Subsidiary Obligors and the Lenders, Issuing Lenders and the Agent shall be solely that of borrower and lender. Neither the Agent nor any Lender nor any Issuing Lender shall have any fiduciary responsibilities to the Borrowers or to the Subsidiary Obligors. Neither the Agent, nor any Lender, nor any
Issuing Lender undertakes any responsibility to the Borrowers or the Subsidiary Obligors to review or inform the Borrowers or Subsidiary Obligors of any matter in connection with any phase of the Borrowers' or Subsidiary Obligors' business or operations.

     9.12    GOVERNING  LAW.    THE AGENT ACCEPTS THIS AGREEMENT, ON BEHALF OF
             --------------
ITSELF, THE OTHER AGENTS, THE LENDERS AND THE ISSUING LENDERS, AT CHICAGO, ILLINOIS BY ACKNOWLEDGING AND AGREEING TO IT THERE. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS. WITHOUT LIMITING THE FOREGOING, ANY DISPUTE BETWEEN ANY BORROWER OR ANY SUBSIDIARY OBLIGOR AND THE AGENT, ANY LENDER, ANY ISSUING LENDER OR ANY OTHER HOLDER OF SECURED OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     9.13    CONSENT  TO  JURISDICTION;  SERVICE  OF  PROCESS;  JURY  TRIAL.
             --------------------------------------------------------------

     (A)    JURISDICTION.    EXCEPT AS PROVIDED IN SUBSECTION (B), EACH OF THE
            ------------                           --------------
PARTIES HERETO AGREES THAT ALL DISPUTES AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, MAY BE RESOLVED EXCLUSIVELY BY STATE OR FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS, BUT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF CHICAGO, ILLINOIS. EACH OF THE PARTIES HERETO WAIVES IN ALL DISPUTES BROUGHT PURSUANT TO THIS SUBSECTION (A) ANY OBJECTION
                                                  --------------
THAT  IT  MAY  HAVE  TO  THE  LOCATION  OF  THE COURT CONSIDERING THE DISPUTE.

     (B)   OTHER JURISDICTIONS.  EACH OF THE BORROWERS AND SUBSIDIARY OBLIGORS
           -------------------
AGREES THAT THE AGENT, ANY LENDER, ANY ISSUING LENDER OR ANY HOLDER OF SECURED OBLIGATIONS SHALL HAVE THE RIGHT TO PROCEED AGAINST ANY BORROWER OR ANY SUBSIDIARY OBLIGOR OR ANY BORROWER'S OR SUBSIDIARY OBLIGOR'S PROPERTY IN A COURT IN ANY LOCATION TO ENABLE SUCH PERSON TO (1) OBTAIN PERSONAL JURISDICTION OVER SUCH BORROWER OR SUBSIDIARY OBLIGOR OR (2) REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE SECURED OBLIGATIONS OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PERSON. EACH OF THE BORROWERS AND SUBSIDIARY OBLIGORS AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT UNDER THIS CLAUSE (B) BY
                                                                 ----------
SUCH PERSON TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH
PERSON ALL OF WHICH PERMISSIVE COUNTERCLAIMS MAY BE BROUGHT ONLY IN THE JURISDICTION SET FORTH IN CLAUSE (A) ABOVE. EACH OF THE BORROWERS AND
                              -----------
SUBSIDIARY OBLIGORS WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH SUCH PERSON HAS COMMENCED A PROCEEDING DESCRIBED IN THIS SUBSECTION (B).
  -------------

     (C)    VENUE.   EACH OF THE BORROWERS AND SUBSIDIARY OBLIGORS IRREVOCABLY
          -------
WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY
                                            ----- --- ----------
NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH IN ANY JURISDICTION SET FORTH ABOVE.

     (D)  WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES
          --------------------
ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     9.14   Subordination of Intercompany Indebtedness.  Each of the Borrowers
            ------------------------------------------
and Subsidiary Obligors agrees that any and all claims of such Borrower or Subsidiary Obligor against any other Borrower, any Subsidiary Obligor, any endorser, obligor or any other guarantor of all or any part of the Secured Obligations, or against any of its properties shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all Secured Obligations. Notwithstanding any right of any Borrower or Subsidiary Obligor to ask, demand, sue for, take or receive any payment from any other Borrower or any Subsidiary Obligor, all rights, liens and security interests of any Borrower or Subsidiary Obligor, whether now or hereafter arising and howsoever existing, in any assets of any other Borrower or any Subsidiary Obligor (whether constituting part of Collateral given to any Holder of Secured Obligations or the Agent to secure payment of all or any part of the Secured
Obligations or otherwise) shall be and are subordinated to the rights of the Holders of Secured Obligations and the Agent in those assets. No Borrower or Subsidiary Obligor shall have any right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Secured Obligations (other than contingent indemnity obligations) shall have been fully paid and satisfied and all financing arrangements among the Borrowers, Subsidiary Obligors and the Holders of Secured Obligations have been terminated. So long as any Default shall have occurred and is continuing, if all or any part of the assets of any Borrower or Subsidiary Obligor, or the proceeds thereof, are subject to any distribution, division or application to the creditors of such Borrower or Subsidiary Obligor, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of any Borrower or Subsidiary Obligor is dissolved or if substantially all of the assets of any Borrower or Subsidiary Obligor are sold, then, and in any such event, any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of any such Borrower or Subsidiary Obligor to any other Borrower or Subsidiary Obligor ("INTERCOMPANY INDEBTEDNESS") shall be paid or delivered directly to the Agent for application on any of the Secured Obligations, due or to become due, until such Secured Obligations (other than contingent indemnity obligations) shall have first been fully paid and satisfied. The Borrowers and the Subsidiary Obligors irrevocably authorize and empower the Agent to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to make and present for and on behalf of the applicable Borrower or Subsidiary Obligor such proofs of claim and take such other action, in the Agent's own name or in the name of the applicable Borrower or Subsidiary Obligor or otherwise, as the Agent may deem necessary or advisable for the enforcement of this Section 9.14; provided, that the Agent agrees not to
                       -------------   --------
exercise such powers unless a Default shall have occurred and is continuing. The Agent may vote such proofs of claim in any such proceeding, receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and apply the same on account of any of the Secured Obligations. Should any payment, distribution, security or instrument or proceeds thereof be received by any Borrower or Subsidiary Obligor upon or with respect to the Intercompany Indebtedness at any time a Default shall have occurred and be continuing and prior to the satisfaction of all of the Secured Obligations (other than contingent indemnity obligations) and the termination of all financing arrangements among the Borrowers, the Subsidiary Obligors and the Holders of Secured Obligations, the applicable Borrower or Subsidiary Obligor shall receive and hold the same in trust, as trustee, for the benefit of the Holders of Secured Obligations and shall so long as any Default shall have occurred and be continuing promptly deliver the same to the Agent, for the benefit of the Holders of Secured Obligations, in precisely the form received (except for the endorsement or assignment of the Borrower where necessary), for application to any of the Secured Obligations, due or not due, and, until so delivered, the same shall be held in trust by the Borrower or Subsidiary Obligor, as applicable, as the property of the Holders of Secured Obligations. If any Borrower or Subsidiary Obligor fails to make any such endorsement or assignment to the Agent, the Agent or any of its officers or employees are irrevocably authorized to make the same. So long as any Default shall have occurred and is continuing, the Borrowers and Subsidiary Obligors agree that until the Secured Obligations (other than the contingent indemnity obligations) have been paid in full (in cash) and satisfied and all financing arrangements among the Borrowers, Subsidiary Obligors and the Holders of Secured Obligations have been terminated, the Borrowers and Subsidiary Obligors will not assign or transfer to any Person (other than the Agent) any claim such Borrower or Subsidiary Obligor has or may have against any other Borrower or Subsidiary Obligor.

     9.15    No  Strict  Construction.    The parties hereto have participated
             ------------------------
jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

ARTICLE  X:    THE  AGENT
-------------------------

     10.1    Appointment;  Nature  of  Relationship.    ABN  AMRO Bank N.V. is
             --------------------------------------
appointed  by  the Lenders (each reference in this Article X to a Lender being
                                                   ---------
in its capacity either as a Lender or an Issuing Lender, or any or all of the foregoing) as the Agent hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan Documents. The Agent agrees to act as such contractual  representative  upon  the  express  conditions  contained in this
Article  X.  Notwithstanding  the  use  of  the  defined  term  "Agent," it is
     -----
expressly  understood  and  agreed that the Agent shall not have any fiduciary
     ---
responsibilities to any Lender by reason of this Agreement and that the Agent is merely acting as the representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Lenders' contractual representative, the Agent (i) does not assume any fiduciary duties to any of the Lenders, (ii) is a "representative" of the Lenders within the meaning of Section 9-105 of the Uniform Commercial Code and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders agrees to assert no claim against the Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender waives.

     10.2    Powers.   The Agent shall have and may exercise such powers under
             ------
the Loan Documents as are specifically delegated to the Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Agent shall have no implied duties or fiduciary duties to the Lenders, or any obligation to the Lenders to take any action hereunder or under any of the other Loan Documents except any action specifically provided by the Loan Documents required to be taken by the Agent.

     10.3    General  Immunity.    Neither the Agent nor any of its respective
             -----------------
directors, officers, agents or employees shall be liable to any of the Borrowers, the Subsidiary Obligors, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except to the extent any such action or inaction is found in a final non-appealable judgment by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Person.

     10.4    No  Responsibility  for  Loans,  Creditworthiness,  Collateral,
             ---------------------------------------------------------------
Recitals,  Etc.    Neither  the  Agent  nor  any  of its respective directors,
        -------
officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document; (iii) the satisfaction of any condition specified in Article IV; (iv) the existence or possible
                               -----------
existence of any Default or (v) the validity, effectiveness or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith. The Agent shall not be responsible to any Lender for any recitals, statements, representations or warranties herein or in any of the other Loan Documents, for the perfection or priority of any of the Liens on any of the Collateral, or for the execution, effectiveness, genuineness, validity, legality, enforceability, collectibility, or sufficiency of this Agreement or any of the other Loan Documents or the transactions contemplated thereby, or for the financial condition of any Subsidiary Obligor of any or all of the Obligations, the Company or any of its Subsidiaries.

     10.5  Action on Instructions of Lenders.  The Agent shall in all cases be
           ---------------------------------
fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders (except with respect to actions that require the consent of all of the Lenders as provided in Section 8.3), and such instructions and any
                                   -----------
action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all Holders of Secured Obligations. The Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

     10.6   Employment of Agents and Counse.  The Agent may execute any of its
            -------------------------------
duties hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact, and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Agent shall be entitled to advice of counsel concerning the contractual arrangement among the Agent and the Lenders, as the case may be, and all matters pertaining to its duties hereunder and under any other Loan Document.

     10.7  Reliance on Documents; Counse.  The Agent shall be entitled to rely
           -----------------------------
upon any notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Agent, which counsel may be employees of the Agent.

     10.8    The Agent's Reimbursement and Indemnification.  The Lenders agree
             ---------------------------------------------
to reimburse and indemnify the Agent ratably in proportion to their respective Pro Rata Shares (i) for any amounts not reimbursed by the Borrowers or Subsidiary Obligors for which the Agent is entitled to reimbursement or indemnification by the Borrowers or Subsidiary Obligors under the Loan Documents, (ii) for any other expenses incurred by the Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents including as a result of a dispute among the Lenders or between any Lender and the Agent, and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, including as a result of a dispute among the Lenders or between any Lender and the Agent, provided that no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of the Agent.


     10.9  Rights as a Lender.  With respect to its Commitments, Loans made by
           ------------------
it and Letters of Credit issued by it as an Issuing Lender, the Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as through it were not the Agent, and the term "Lender" or "Lenders" or "Issuing Lender" or "Issuing Lenders", as applicable, shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent may accept deposits from, lend money to, enter into Hedging Agreements and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Company or any of its Subsidiaries in which such Person is not prohibited hereby from engaging with any other Person.

     10.10    Lender  Credit  Decision.  Each Lender acknowledges that it has,
              ------------------------
independently and without reliance upon the Agent or any other Lender and based on the financial statements prepared by the Company, the Borrowers and the Subsidiary Obligors and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

     10.11    Successor  Agent.    The  Agent may resign at any time by giving
              ----------------
written notice thereof to the Lenders and the Borrowers. Upon any such resignation, the Required Lenders shall have the right to appoint, on behalf of the Borrowers and the Lenders, a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty days after the retiring Agent's giving notice of resignation, then the retiring Agent may appoint, on behalf of the Borrowers and the Lenders, a successor Agent. Notwithstanding anything herein to the contrary, so long as no Default has occurred and is continuing, each such successor Agent shall be subject to approval by the Company, which approval shall not be unreasonably withheld. Such successor Agent shall be a commercial bank having capital and retained earnings of at least $500,000,000. Upon the acceptance of any appointment as the Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article X shall continue in effect
                                            ---------
for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder and under the other Loan Documents.

     10.12    Collateral Documents.  Each Lender authorizes the Agent to enter
              --------------------
into each of the Collateral Documents to which it is a party and to take all action contemplated by such documents. Each Lender agrees that no Lender shall have the right individually to seek to realize upon the security granted by any Collateral Document, it being understood and agreed that such rights and remedies may be exercised solely by the Agent for the benefit of the Holders of Secured Obligations upon the terms of the Collateral Documents.

     10.13.   No Duties Imposed Upon Syndication Agent, Documentation Agent or
              ----------------------------------------------------------------
Arranger.  None of the Persons identified on the cover page to this Agreement,
--------
the signature pages to this Agreement or otherwise in this Agreement as a "Syndication Agent" or "Documentation Agent" or "Arranger" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders identified on the cover page to this Agreement, the signature pages to this Agreement or otherwise in this Agreements as a "Syndication Agent" or "Documentation Agent" or "Arranger" shall have or be deemed to have any fiduciary duty to or fiduciary relationship with any Lender. In addition to the agreements set forth in
Section  10.10,  each  of the Lenders acknowledges that it has not relied, and
    ----------
will not rely, on any of the Lenders so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.


ARTICLE  XI:    SETOFF;  RATABLE  PAYMENTS
------------------------------------------

     11.1    Setoff.  In addition to, and without limitation of, any rights of
             ------
the Lenders or Issuing Lenders under applicable law, if any Default occurs and is continuing, any indebtedness from any Lender or Issuing Lender to any of the Borrowers or Subsidiary Obligors (including all account balances, whether provisional or final and whether or not collected or available) may be offset and applied toward the payment of the Obligations owing to such Lender, such Issuing Lender and the other Obligations, whether or not the Obligations, or any part hereof, shall then be due.

     11.2    Ratable Payments.  If any Lender, whether by setoff or otherwise,
             ----------------
has payment made to it upon its Loans (other than payments received pursuant to Sections 3.1, 3.2 or 3.4) in a greater proportion than that received by any
   ------------  ---    ---
other Lender, such Lender agrees, promptly upon demand, to purchase a portion of the Loans held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of Loans. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligation or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to the obligations owing to them. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

     11.3  Application of Payments.  Subject to the provisions of Section 8.2,
           -----------------------                                -----------
the Agent shall, unless otherwise specified at the direction of the Required Lenders which direction shall be consistent with the last sentence of this
Section 11.3, apply all payments and prepayments in respect of any Obligations
   ---------
and  all  proceeds  of  Collateral  in  the  following  order:

     (A) first, to pay interest on and then principal of any portion of the Loans which the Agent may have advanced on behalf of any Lender for which the Agent has not then been reimbursed by such Lender or the Borrower or Subsidiary Obligor;

     (B) second, to pay interest on and then principal of any advance made under Section 9.3 for which the Agent has not then been paid by the Borrowers
       -----------
or  the  Subsidiary  Obligors  or  reimbursed  by  the  Lenders;

     (C) third, to pay Obligations in respect of any fees, expense reimbursements or indemnities then due to the Agent;

     (D) fourth, to pay Obligations in respect of any fees, expenses, reimbursements or indemnities then due to the Lenders and Issuing Lender;

     (E)   fifth, to pay interest due in respect of Loans and L/C Obligations;

     (F) sixth, to the ratable payment or prepayment of principal outstanding on Loans and Reimbursement Obligations and Hedging Obligations in such order as the Agent may determine in its sole discretion;

     (G)    seventh,  to  provide  required cash collateral if any pursuant to
Section  2.19;  and
    ---------

     (H)    eighth,  to  the  ratable  payment  of  all  other  Obligations.

Unless otherwise designated (which designation shall only be applicable prior to the occurrence of a Default) by the Borrowers, all principal payments in respect of Loans shall be applied first, to repay outstanding Base Rate Loans,
                                  -----
and  then  to  repay  outstanding Eurodollar Loans and Korean Eurodollar Loans
     ----
with those Eurodollar Loans and Korean Eurodollar Loans, as applicable, which have earlier expiring Interest Periods being repaid prior to those which have later expiring Interest Periods. The order of priority set forth in this
Section 11.3 and the related provisions of this Agreement are set forth solely
    --------
to determine the rights and priorities of the Agent, the Lenders, the Issuing Lender and other Holders of Secured Obligations as among themselves. As long as a Default shall have occurred and is continuing, the order of priority set forth in clauses (D) through (H) of this Section 11.3 may at any time and from
         -----------         ---         ------------
time to time be changed by the Required Lenders without necessity of notice to or consent of or approval by the Borrowers, the Subsidiary Obligors, or any other Person. The order of priority set forth in clauses (A) through (C) of
                                                    -----------         ---
this  Section  11.3  may be changed only with the prior written consent of the
      -------------
Agent.

     11.4    Relations  Among  Lenders
             -------------------------

     (a) Except with respect to the exercise of set-off rights of any Lender in accordance with Section 11.1, the proceeds of which are applied in
                      -------------
accordance with this Agreement, and each Lender agrees that it will not take any action, nor institute any actions or proceedings, against any Borrower, any Subsidiary Obligor or any other obligor hereunder or with respect to any Collateral or Loan Document, without the prior written consent of the Required Lenders or, as may be provided in this Agreement or the other Loan Documents, at the direction of the Agent.

     (b) The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Agent) authorized to act for, any other Lender.


ARTICLE  XII:    BENEFIT  OF  AGREEMENT;  ASSIGNMENTS;  PARTICIPATIONS
----------------------------------------------------------------------

     12.1    Successors  and  Assigns.    The terms and provisions of the Loan
             ------------------------
Documents shall be binding upon and inure to the benefit of the Borrowers, the Subsidiary Obligors and the Lenders and their respective successors and assigns, except that (i) none of the Borrowers or Subsidiary Obligors shall have the right to assign their rights or obligations under the Loan Documents and (ii) any assignment by any Lender must be made in compliance with Section
                                                                       -------
12.3 hereof.  Notwithstanding clause (ii) of this Section 12.1, any Lender may
----                          -----------         ------------
at any time, without the consent of any Borrower, any Subsidiary Obligor or the Agent, assign all or any portion of its rights under this Agreement, if any, issued to it to a Federal Reserve Bank; provided, however, that no such
                                               --------  -------
assignment shall release the transferor Lender from its obligations hereunder. The Agent may treat each Lender as the owner of the Loans made by such Lender for all purposes hereof unless and until such Lender complies with Section
                                                                       -------
12.3  hereof in the case of an assignment thereof or, in the case of any other
   -
transfer, a written notice of the transfer is filed with the Agent. Any assignee or transferee of a Loan agrees by acceptance thereof to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of any Loan, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Loan.

     12.2    Participations.
             --------------

     (A)    Permitted Participants; Effect.  Subject to the terms set forth in
            ------------------------------
this  Section 12.2, any Lender may, in the ordinary course of its business and
      ------------
in accordance with applicable law, at any time sell to one or more banks or other entities ("PARTICIPANTS") participating interests in any Loan owing to such Lender, any Commitment of such Lender, any L/C Interest of such Lender or any other interest of such Lender under the Loan Documents on a pro-rata or non-pro-rata basis; provided that without the prior written consent of the
                      --------
Agent, the amount of such participation shall not be for less than $5,000,000. Notice of such participation to the Company and the Agent shall be required prior to any participation becoming effective with respect to a Participant which is not a Lender or an Affiliate thereof. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the owner of all Loans made by it for all purposes under the Loan Documents, all amounts payable by the Borrowers and Subsidiary Obligors under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrowers, Subsidiary Obligors and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents except that, for purposes of Article III hereof, the
                                                       -----------
Participants shall be entitled to the same rights as if they were Lenders; provided however that no Participant shall be entitled to receive any greater
   -----  -------
payment  under  such  Article  III than the Lender would have been entitled to
                      ------------
receive  with  respect  to  the  rights  participated.

     (B)   Voting Rights.  Each Lender shall retain the sole right to approve,
           -------------
without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Loan or Commitment in which such Participant has an interest which requires the consent of all of the Lenders under Section
                                                                       -------
8.3.

     (C)   Benefit of Setoff.  The Borrowers and the Subsidiary Obligors agree
           -----------------
that  each Participant shall be deemed to have the right of setoff provided in
Section  11.1 hereof in respect to its participating interest in amounts owing
-------------
under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of setoff provided
           --------
in  Section  11.1 hereof with respect to the amount of participating interests
    -------------
sold to each Participant except to the extent such Participant exercises its right of set off. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 11.1
                                                                  ------------
hereof, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with
Section  11.2  as  if  each  Participant  were  a  Lender.
-------------

     12.3    Assignments.
             -----------

     (A)    Permitted  Assignments.  Any Lender may, in the ordinary course of
            ----------------------
its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("PURCHASERS") all or a portion of its rights and obligations under this Agreement, including, without limitation, any Commitments, any Loans owing to it, all of its interests as Issuing Lender with respect to Letters of Credit, all of its participation interests in existing Letters of Credit and its obligation to participate in additional Letters of Credit in accordance with the provisions of this Section 12.3.
                                                                 ------------
Such  assignment  shall  be substantially in the form of Exhibit D hereto and,
                                                         ---------
without the prior consent of the Agent, shall not be permitted hereunder unless (i) such assignment is either for all of such Lender's rights and obligations under the Loan Documents or involves Loans and Commitments in an aggregate amount of at least $5,000,000 and (ii) the Purchaser shall be able to fund in Korean Won its share of any Advance requested or deemed requested in Korean Won by Purina Korea, Inc. Notice to the Agent and the Company and consent of the Company and the Agent (which consents will not be unreasonably withheld) shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an Affiliate thereof;
provided,  however,  no  consent  of  the  Company  shall  be required for any
           -------
assignment to become effective at a time when a Default has occurred and is continuing.

     (B)   Effect; Effective Date.  Upon (i) delivery to the Agent of a notice
           ----------------------
of  assignment,  substantially in the form attached as Appendix I to Exhibit D
                                                       ----------    ---------
hereto  (a  "NOTICE  OF  ASSIGNMENT"),  together  with any consent required by
Section  12.3(A)  hereof,  and  (ii)  payment of a $3,500 fee to the Agent for
     -----------
processing such assignment, such assignment shall become effective on the effective date specified in such Notice of Assignment. The Notice of Assignment shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment, Loans and L/C Obligations under the applicable assignment agreement are "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be "plan assets" under ERISA. On and after the effective date of such assignment, such Purchaser, if not already a Lender, shall for all purposes be a Lender party to this Agreement and any other Loan Documents executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no consent or action by any of the Borrowers, Subsidiary Obligors or the Lenders and no further consent or action by the Agent shall be required to release the transferor Lender with respect to the percentage of the Commitments, Loans and Letter of Credit participations assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.3(B), if requested
                                                 ---------------
by the transferor Lender or Purchaser, the transferor Lender, the Agent and the Borrowers shall make appropriate arrangements so that, to the extent notes have been issued to evidence any of the transferred Loans, replacement notes are issued to such transferor Lender and new notes or, as appropriate, replacement notes, are issued to such Purchaser, in each case in principal amounts reflecting their Commitments, as adjusted pursuant to such assignment.

     (C)    The Register.  The Agent shall maintain at its address referred to
            ------------
in  Section  13.1  a  copy  of each assignment delivered to and accepted by it
    -------------
pursuant  to  this  Section  12.3  and  a  register  (the  "REGISTER") for the
   -                -------------
recordation  of  the names and addresses of the Lenders and the Commitments of
   -
and principal amount of the Loans owing to, each Lender from time to time and whether such Lender is an original Lender or the assignee of another Lender pursuant to an assignment under this Section 12.3. The entries in the
                                           -------------
Register shall be conclusive and binding for all purposes, absent manifest error, and the Company and each of its Subsidiaries, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

     12.4    Confidentiality.    Subject  to  Section  12.5, the Agent and the
             ---------------                  -------------
Lenders shall hold all nonpublic information obtained pursuant to the requirements of this Agreement in accordance with such Person's customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices. Each of the Agent and the Lenders agrees that it will not make use of any such confidential information for personal gain or for transactions other than those contemplated by this Agreement, except to the extent that such information (i) was or becomes generally available to the public other than as a result of disclosure by such Agent or such Lender, or (ii) was or becomes available on a nonconfidential basis from a source other than the Company and its
Subsidiaries provided that such source is not bound by a confidentiality agreement known to such Agent or such Lender; provided, however, that the
                                                   --------  -------
Agent and any Lender may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which such Agent or such Lender is subject or in connection with an examination of such Agent or such Lender by any such Governmental Authority; (B) pursuant to subpoena or other court process (and shall use its best efforts to provide advance notice thereof to the extent foreseeable and permitted); (C) when required to do so in accordance with the provisions of any applicable requirement of law (and shall use its best efforts to provide advance notice thereof to the extent foreseeable and permitted); (D) to the extent reasonably required in connection with any litigation or proceeding to which the Agent, any Lender or their respective affiliates may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to such Agent's or such Lender's independent auditors, accountants, attorneys and other professional advisors; (G) to any affiliate of the Agent or such Lender, or to any prospective Transferee, provided that such affiliate or prospective Transferee agrees to keep such information confidential to the same extent required of the Agent and the
Lenders hereunder (and, so long as no Default shall have occurred and is continuing, shall use its best efforts to provide advance notice thereof); and
(H) as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Company or any of its Subsidiaries is party or is deemed party with such Agent or such Lender. In any event, the Agent and the Lenders may make disclosure reasonably required by a prospective Transferee in connection with the contemplated participation or assignment or as required or requested by any Governmental Authority or representative thereof or pursuant to legal process and shall require any such Transferee or prospective Transferee to agree (and require any of its Transferees to agree) to comply with this Section 12.4. In no event shall the Agent or any Lender
                      ------------
be obligated or required to return any materials furnished by the Borrowers or Subsidiary Obligors; provided, however, each prospective Transferee shall be
                       --------  -------
required to agree that if it does not become a participant or assignee it shall return all materials furnished to it by or on behalf of the Borrowers or Subsidiary Obligors in connection with this Agreement.

     12.5  Dissemination of Information.  Each of the Borrowers and Subsidiary
           ----------------------------
Obligors authorizes each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "TRANSFEREE") and any prospective Transferee any and all information in such Lender's possession concerning the Company and its Subsidiaries and the Collateral; provided that prior to any such disclosure,
                                   --------
such prospective Transferee shall agree to preserve in accordance with Section
                                                                       -------
12.4  the  confidentiality  of any confidential information described therein.
----


ARTICLE  XIII:    NOTICES
-------------------------

     13.1   Giving Notice.  Except as otherwise permitted by Section 2.11 with
            -------------                                    ------------
respect to borrowing notices, all notices and other communications provided to any party hereto under this Agreement or any other Loan Documents shall be in writing or by facsimile and addressed or delivered to such party, with respect to any Borrower or any Subsidiary Obligor, in care of the Company at the address set forth below, and for any other party at its address set forth below its signature hereto or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted; or, if by courier, one (1) Business Day after deposit with a reputable overnight carrier services, with all charges paid. Notices to any Borrower or any Subsidiary Obligor shall be addressed as follows:

Agribrands  International,  Inc.
     9811  South  Forty  Drive
St.  Louis,  Missouri  63124
Attention:  Mr.  David  Wenzel
         Chief  Financial  Officer
Phone:                    (314)812-0500
Facsimile:          (314)812-0403

     13.2   Change of Address.  Any of the Borrowers, Subsidiary Obligors, the
            -----------------
Agent and any Lender may each change the address for service of notice upon it by a notice in writing to the other parties hereto.


ARTICLE  XIV:    COUNTERPARTS
-----------------------------

     This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed signature page hereof or thereof by facsimile transmission shall be effective as delivery of a manually signed counterpart. This Agreement shall be effective when it has been executed by the Borrowers, the Subsidiary Obligors, the Agent and the Lenders and each party as notified the Agent by facsimile or telephone, that it has taken such action.

IN WITNESS WHEREOF, the Borrowers, the Subsidiary Obligors, the Lenders and the Agent have executed this Agreement as of the date first above written.

     AGRIBRANDS  INTERNATIONAL,  INC.
as  a  Borrower

     By:        /s/  Robert  W.  Rickert
   Name:    Robert  W.  Rickert
   Title:      Treasurer


AGRIBRANDS  CANADA,  INC.
     as  a  Borrower

     By:    /s/    Robert  W.  Rickert
     Name:    Robert  W.  Rickert
     Title:    Assistant  Treasurer


PURINA  ITALIA,  S.P.A.
     as  a  Borrower

     By:    /s/  Robert  W.  Rickert
     Name:  Robert  W.  Rickert
     Title:    Assistant  Treasurer


     PURINA  ESPANA,  S.A.
as  a  Borrower

     By:    /s/  Robert  W.  Rickert
     Name:  Robert  W.  Rickert
     Title:    Assistant  Treasurer

PURINA  HUNGARIA  ANIMAL  FEED  PRODUCTION  &  TRADING  COMPANY,  LTD.
     as  a  Borrower

     By:      /s/  Robert  W.  Rickert
     Name:  Robert  W.  Rickert
     Title:  Assistant  Treasurer

     PURINA  KOREA,  INC.
as  a  Borrower  and  Subsidiary  Obligor

     By:    /s/  Robert  W.  Rickert,  Jr.
     Name:  Robert  W.  Rickert,  Jr.
     Title:    Assistant  Treasurer

     INDUSTRIAS  PURINA  S.A.  DE  C.V.
as  a  Subsidiary  Obligor

     By:    /s/  Robert  W.  Rickert,  Jr.
     Name:  Robert  W.  Rickert,  Jr.
     Title:  Assistant  Treasurer

     PURINA  COLOMBIANA  S.A.
as  a  Subsidiary  Obligor

     By:    /s/  Robert  W.  Rickert,  Jr.
     Name:    Robert  W.  Rickert,  Jr.
     Title:  Assistant  Treasurer

     AGRIBRANDS  PURINA  DO  BRASIL,  LTDA.
as  a  Subsidiary  Obligor

     By:      /s/  Robert  W.  Rickert,  Jr.
     Name:  Robert  W.  Rickert,  Jr.
     Title:    Assistant  Treasurer

     PURINA  PHILIPPINES,  INC.
as  a  Subsidiary  Obligor

     By:    /s/  Robert  W.  Rickert,  Jr.
     Name:  Robert  W.  Rickert,  Jr.
     Title:  Assistant  Treasurer

     PURINA  VENEZUELA,  C.A.
as  a  Subsidiary  Obligor

     By:      /s/  Robert  W.  Rickert,  Jr.
     Name:    Robert  W.  Rickert,  Jr.
     Title:    Assistant  Treasurer
ABN  AMRO  BANK  N.V.
  as  the  Agent,  an  Issuing  Lender,
and  as  a  Lender

     By: /s/ Thomas Kramer
   Name:  Thomas Kramer
   Title: Group Vice President


     By:  /s/ David Hannah
   Name:  David Hannah
   Title:  Group Vice President, Chicago Branch


     Notice  Address:
135  South  LaSalle  Street
Suite  600
Chicago,  Illinois    60670
     Attention:  _________________
Telephone  No.:    312/904-_____
Facsimile  No.:  312/904-______


     Payment  Address  for  Dollars:  Same  as  above.

     THE FIRST NATIONAL BANK OF CHICAGO, as a Lender

     By:    /s/  William  J.  Oleferchik
   Name:  William  J.  Oleferchik
   Title:    Authorized  Agent

     Notice  Address:
The  First  National  Bank  of  Chicago
One  First  National  Plaza  Suite  0173,  1-14
Chicago,  IL  60670
     Attention:    William  Oleferchik
Telephone  No.:    (312)  732-2947
Facsimile  No.:  (312)  732-1117

     Payment  Address  for  Dollars:    Same  as  above.
THE  BANK  OF  NOVA  SCOTIA,
  as  Documentation  Agent  and  as  a  Lender

     By:    /s/  F.C.H.  Ashby
   Name:    F.C.H.  Ashby
   Title:    Senior  Manager  -  Loan  Operations

     Notice  Address:
The  Bank  of  Nova  Scotia  --  Atlanta  Agency
600  Peachtree  Street  NE  --  Suite  2700
Atlanta,  GA    30308
     Attention:  Mr.  George  Wong
Telephone  No.:    404-877-1556
Facsimile  No.:  404-888-8998

     Payment  Address  for  Dollars:    Same  as  above.
CREDIT  LYONNAIS,  CHICAGO  BRANCH.
  as  Syndication  Agent  and  as  a  Lender

     By:    /s/  Lee  E.  Greve
   Name:    Lee  E.  Greve
   Title:    First  Vice  President

     Notice  Address:
Credit  Lyonnais  Chicago  Branch
227  West  Monroe  Street  38th  Floor
Chicago,  IL    60606
     Attention:  Mr.  Peter  Kelly
Telephone  No.:    312-220-7306
Facsimile  No.:  312-641-0527

     Payment  Address  for  Dollars:    Same  as  above.
BANQUE  NATIONALE  DE  PARIS,
  as  a  Lender

     By:    /s/  Arnaud  Collin  du  Bocage
   Name:    Arnaud  Collin  du  Bocage
   Title:    Executive  Vice  President  and  General  Manager

     Notice  Address:
209  South  LaSalle  Street
5th  Floor
Chicago,  IL    60604
     Attention:  Cathleen  F.  Schaede
Telephone  No.:    (312)  977-1384
Facsimile  No.:  (312)  977-1380

     Payment  Address  for  Dollars:    Same  as  above.
THE BANK OF NOVA SCOTIA, SEOUL BRANCH, as a Lender

     By:    /s/  C.  D.  Morin
   Name:    C.D.  Morin
   Title:    Vice  President  &  Manager

     Notice  Address:
9th  Fl.  KCCI  Bldg.
#45,  4-ka,  Namdaemun-ro
Chung-ku,  Seoul,  Korea
     Attention:  C.D.  Morin
Telephone  No.:    02-757-7171
Facsimile  No.:  02-752-7189

     Payment  Address  for  Dollars:    Same  as  above.





                                             EXHIBIT A
                                                TO
                                    LONG TERM CREDIT AGREEMENT



                                            COMMITMENTS


Lender . . . . . . . . . . . . . .  Amount of Commitment         % of Aggregate Commitment
----------------------------------  ---------------------------  --------------------------

ABN AMRO Bank N.V. . . . . . . . .  $                15,000,000               27.272727273%



The Bank of Nova Scotia. . . . . .  $                13,750,000                         25%



Credit Lyonnais. . . . . . . . . .  $                13,750,000                         25%



The First National Bank of Chicago  $                 7,500,000               13.636363636%



Banque Nationale de Paris. . . . .  $                 5,000,000                 9.09090909%


TOTAL. . . . . . . . . . . . . . .  $                55,000,000                        100%
----------------------------------





     EXHIBIT  B
     TO
     LONG  TERM  CREDIT  AGREEMENT

     [RESERVED]
     ----------

     EXHIBIT  C
     TO
     LONG  TERM  CREDIT  AGREEMENT

     FORM  OF  COMPLIANCE  CERTIFICATE
     ---------------------------------

     Pursuant  to  [Section 4.2] [Section 6.1(A)(iii)] of the Long Term Credit
                    -----------   -------------------
Agreement (as amended, modified, restated or supplemented from time to time, the "Credit Agreement"), dated as March 31, 1998, by and among Agribrands International, Inc. (the "Company"), the Subsidiary Borrowers parties thereto, the Subsidiary Obligors parties thereto, the financial institutions from time to time party thereto (the "Lenders"), and ABN AMRO Bank N.V., as contractual representative for itself and the other Lenders, the Company, through its ___________________________, hereby delivers to the Agent[, together with the financial statements being delivered to the Agent pursuant to Section 6.1(A)
                                                                --------------
of the Credit Agreement,] this Compliance Certificate (the "Certificate") [for the accounting period from ____________, 19__ to ___________, 19__].
Capitalized terms used herein shall have the meanings set forth in the Credit Agreement. Subsection references herein relate to subsections of the Credit Agreement.

I.          MANDATORY  PREPAYMENTS  (Section  2.2(B))
                                     ---------------

A.          Section  2.2(B)
            ---------------

(1)        State whether the Dollar Amount of the Revolving Credit Obligations
exceeds  105%  of  the  Aggregate  Commitment.          Yes/No

(2) If the answer to question (1) is yes, state the amount, if required, of any mandatory prepayment on Schedule A.
                                    -----------


II.          FINANCIAL  COVENANTS

A.          MINIMUM  INTEREST  COVERAGE  RATIO  (Section  6.4(A))
                                                 ---------------

1.          EBITDA  (net  sales  -  cost  of  products  sold  -
selling,  general  and  administrative  expenses  +
     depreciation  +  amortization)  for  the  period
from  _______  to  ________                                       $___________

2.          Cash  Interest  Expense  (as  defined)  for  the  period
     from  _______  to  ________                                  $___________
     3.          "Interest  Coverage"  (Ratio  of  (1)  to  (2))        TO 1.0


B.          MAXIMUM  LEVERAGE  RATIO  (Section  6.4(B))
                                       ---------------

1.          Total  Debt  (as  defined)                            $___________

     2.          EBITDA  (as  determined  under  item  II(A)  above)
$___________

     3.          "Leverage  Ratio"  (Ratio  of  (1)  to  (2))           TO 1.0

C.          CAPITAL  EXPENDITURES  (Section  6.4(C)).
                                    ---------------

     State  whether  Capital  Expenditures  (as  defined)  was  less  than or  equal  to  [$_______]  as  at  the  end  of  the  most  recently
completed  fiscal  year.                                                Yes/No
                                                                        ------

 D.          MINIMUM  CONSOLIDATED  NET  WORTH
     (Section  6.4(D)).
      ---------------

     State  whether  Consolidated  Net  Worth  (as  defined)
was  greater  than  [$________]  at  all  times  for  the  period
from  __________  to  __________                                        Yes/No
                                                                        ------


 E.          COUNTRY  DEBT  LIMITATIONS  (Section  6.4(E))
                                          ---------------

     1. State whether the Borrowers or Subsidiary Obligors incurred Indebtedness under the Credit Agreement in excess of the maximum Dollar Amount set forth below:




Borrower's or Subsidiary Obligor's
     Jurisdiction of Incorporation  Maximum Dollar Amount
----------------------------------  ----------------------


Canada . . . . . . . . . . . . . .  $            6,500,000
----------------------------------  ----------------------

United States. . . . . . . . . . .  $            5,000,000
----------------------------------  ----------------------

Italy. . . . . . . . . . . . . . .  $            4,000,000
                                    ----------------------

Spain. . . . . . . . . . . . . . .  $            2,500,000
                                    ----------------------

Hungary. . . . . . . . . . . . . .  $            2,000,000
                                    ----------------------

Korea. . . . . . . . . . . . . . .  $           15,000,000
----------------------------------  ----------------------

Mexico . . . . . . . . . . . . . .  $            5,000,000
                                    ----------------------

Colombia . . . . . . . . . . . . .  $            5,000,000
                                    ----------------------

Brazil . . . . . . . . . . . . . .  $            5,000,000
                                    ----------------------

Philippines. . . . . . . . . . . .  $            2,500,000
                                    ----------------------

Venezuela. . . . . . . . . . . . .  $            2,500,000
----------------------------------  ----------------------



Yes/No

2. State whether (x) the ratio of (i) Total Debt (as defined, including Indebtedness owed to Affiliates but excluding Contingent Obligations in the form of standby Letters of Credit issued under the Credit Agreement for the account of such Subsidiary Borrower or Subsidiary Obligor for the benefit of domestic financial institutions as support for loans and advances made by such financial institutions to the applicable Subsidiary Borrower or Subsidiary Obligor to the extent any such loans or advances are outstanding) to (ii) EBITDA (as determined under item IIA above) for each of the Subsidiary Borrowers and Subsidiary Obligors (other than Purina Korea, Inc.) at any time exceeded 3.00 to 1.00 or (y) the ratio of (i) Total Debt (as defined, including Indebtedness owed to Affiliates but excluding Contingent Obligations in the form of standby Letters of Credit issued under the Credit Agreement for the account of Purina Korea, Inc. for the benefit of domestic financial institutions as support for loans and advances made by such financial institutions to Purina Korea, Inc. to the extent any such loans and advances are outstanding) to (ii) EBITDA (as determined under item IIA above) for Purina Korea, Inc. at any time exceeded 2.25 to 1.00.

Yes/No
     The Company hereby certifies, through its _________________, that the information set forth above is accurate as of _______________, ____, to the best of such officer's knowledge, after diligent inquiry, and that the financial statements delivered herewith present fairly the financial position of the Company and its Subsidiaries at the dates indicated and the results of their operations and changes in their financial position for the periods indicated in conformity with Agreement Accounting Principles, consistently applied.

Dated:    ______________,  ____


AGRIBRANDS  INTERNATIONAL,  INC.


     By:________________________________
   Name:
   Title:

     EXHIBIT  D
     TO
     LONG  TERM  CREDIT  AGREEMENT

     FORM  OF  ASSIGNMENT  AND  ACCEPTANCE  AGREEMENT
     ------------------------------------------------

     FORM  OF  ASSIGNMENT  AGREEMENT

     This Assignment Agreement (this "ASSIGNMENT AGREEMENT") between (the ASSIGNOR) and (the "ASSIGNEE") is dated as of,. The parties hereto agree as follows:


     1.  PRELIMINARY STATEMENT.  The Assignor is a party to a Long Term Credit
         ---------------------
Agreement (which, as it may be amended, restated, supplemented, modified, renewed or extended from time to time is herein called the "CREDIT AGREEMENT") described in Item 1 of Schedule 1 attached hereto ("SCHEDULE 1"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.


     2.   ASSIGNMENT AND ASSUMPTION.  The Assignor hereby sells and assigns to
          -------------------------
the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement such that after giving effect to such assignment the Assignee shall have purchased pursuant to this Assignment Agreement the percentage interest specified in Item 3 of Schedule 1 of all outstanding rights and obligations under the Credit Agreement relating to the facilities listed in Item 3 of
Schedule 1 and the other Loan Documents. The aggregate Commitment (or Loans, if the applicable Commitment has been terminated) purchased by the Assignee hereunder is set forth in Item 4 of Schedule 1.


     3.       EFFECTIVE DATE.  The effective date of this Assignment Agreement
              --------------
(the  "EFFECTIVE  DATE") shall be the later of the date specified in Item 5 of
Schedule 1 or two Business Days (or such shorter period agreed to by the Agent) after a Notice of Assignment substantially in the form of Appendix I
                                                                    ----------
(attached hereto) has been delivered to the Agent. Such Notice of Assignment must include the consents, if any, required to be delivered to the Agent by
Section  12.3(A) of the Credit Agreement.  In no event will the Effective Date
  --------------
occur if the payments required to be made by the Assignee to the Assignor on the Effective Date under Sections 4 and 5 hereof are not made on the proposed
                          ----------------
Effective Date. The Assignor will notify the Assignee of the proposed Effective Date no later than the Business Day prior to the proposed Effective Date. As of the Effective Date, (i) the Assignee shall have the rights and obligations of a Lender under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder and (ii) the Assignor shall relinquish its rights and be released from its corresponding obligations under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder.


     4.   PAYMENTS OBLIGATIONS.  On and after the Effective Date, the Assignee
          --------------------
shall be entitled to receive from the Agent all payments of principal, interest and fees with respect to the interest assigned hereby. The Assignee shall advance funds directly to the Agent with respect to all Loans and reimbursement payments made on or after the Effective Date with respect to the interest assigned hereby. [In consideration for the sale and assignment of Loans hereunder, (i) the Assignee shall pay the Assignor, on the Effective Date, an amount equal to the principal amount of the portion of all Base Rate Loans assigned to the Assignee hereunder and (ii) with respect to each Eurodollar Loan and Korean Eurodollar Loan made by the Assignor and assigned to the Assignee hereunder which is outstanding on the Effective Date, (a) on the last day of the Interest Period therefor or (b) on such earlier date agreed to by the Assignor and the Assignee or (c) on the date on which any such Eurodollar Loan and Korean Eurodollar Loan either becomes due (by acceleration or otherwise) or is prepaid (the date as described in the foregoing clauses (a), (b) or (c) being hereinafter referred to as the
           ------------   ---      ---
"PAYMENT DATE"), the Assignee shall pay the Assignor in Dollars an amount equal to the principal amount of the portion of such Eurodollar Rate Loan or Korean Eurodollar Loan, as applicable, assigned to the Assignee which is outstanding on the Payment Date. If the Assignor and the Assignee agree that the Payment Date for such Eurodollar Loan or Korean Eurodollar Loan shall be the Effective Date, they shall agree to the interest rate applicable to the portion of such Loan assigned hereunder for the period from the Effective Date to the end of the existing Interest Period applicable to such Eurodollar Rate Loan or Korean Eurodollar Loan (the "AGREED INTEREST RATE") and any interest received by the Assignee in excess of the Agreed Interest Rate shall be remitted to the Assignor. In the event interest for the period from the Effective Date to but not including the Payment Date is not paid by the applicable Borrower with respect to any Eurodollar Loan or Korean Eurodollar Loan sold by the Assignor to the Assignee hereunder, the Assignee shall pay to the Assignor interest for such period on the portion of such Eurodollar Loan or Korean Eurodollar Loan sold by the Assignor to the Assignee hereunder at the applicable rate provided by the Credit Agreement. In the event a prepayment of any Eurodollar Loan or Korean Eurodollar Loan which is existing on the Payment Date and assigned by the Assignor to the Assignee hereunder occurs after the Payment Date but before the end of the Interest Period applicable to such Eurodollar Loan or Korean Eurodollar Loan, the Assignee shall remit to the Assignor the excess of the prepayment penalty paid with respect to the portion of such Eurodollar Loan or Korean Eurodollar Loan assigned to the Assignee hereunder over the amount which would have been paid if such prepayment penalty was calculated based on the Agreed Interest Rate. The Assignee will also promptly remit to the Assignor (i) any principal payments received from the Agent with respect to Eurodollar Loans or Korean Eurodollar Loan prior to the Payment Date and (ii) any amounts of interest on Loans and fees received from the Agent which relate to the portion of the Loans assigned to the Assignee hereunder for periods prior to the Effective Date, in the case of Base Rate Loans or fees, or the Payment Date, in the case of Eurodollar Loans or Korean Eurodollar Loan, and not previously paid by the Assignee to the Assignor.] EACH ASSIGNOR MAY INSERT ITS STANDARD PAYMENT PROVISIONS IN LIEU OF THE PAYMENT TERMS INCLUDED IN THIS EXHIBIT. In the event that either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.

     5.    FEES  PAYABLE  BY  THE  ASSIGNEE.    The [Assignee shall pay to the
           --------------------------------
Assignor a fee on each day on which a payment of interest or commitment fees is made under the Credit Agreement with respect to the amounts assigned to the Assignee hereunder (other than a payment of interest or commitment fees for the period prior to the Effective Date or, in the case of Eurodollar Loans or Korean Eurodollar Loan, the Payment Date, which the Assignee is obligated to deliver to the Assignor pursuant to Section 4 hereof). The amount of such fee shall be the difference between (i) the interest or fee, as applicable, paid with respect to the amounts assigned to the Assignee hereunder and (ii) the interest or fee, as applicable, which would have been paid with respect to the amounts assigned to the Assignee hereunder if each interest rate was of 1% less than the interest rate paid by the Borrowers or if the commitment fee was ___ of 1% less than the commitment fee paid by the Borrowers, as applicable. In addition, the] [Assignee][Assignor] agrees to pay a $3,500 processing fee required to be paid to the Agent in connection with this Assignment Agreement.


          6.    REPRESENTATIONS OF THE ASSIGNOR; LIMITATIONS ON THE ASSIGNOR'S
                --------------------------------------------------------------
LIABILITY.    The  Assignor  represents  and warrants that it is the legal and
 --------
beneficial  owner of the interest being assigned by it hereunder and that such
 ---
interest is free and clear of any adverse claim created by the Assignor. It is understood and agreed that the assignment and assumption hereunder are made without recourse to the Assignor and that the Assignor makes no other representation or warranty of any kind to the Assignee. Neither the Assignor, the Agent, nor any other Lender, nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of any Loan Document, including without limitation, documents granting the Assignor, Agent and the other Lenders a security interest in assets of the Company, any Subsidiary Borrower or any Subsidiary Obligor or any guarantor,
(ii) any representation, warranty or statement made in or in connection with any of the Loan Documents, (iii) the financial condition or creditworthiness of the Company, any Subsidiary Borrower or any Subsidiary Obligor or any guarantor, (iv) the performance of or compliance with any of the terms or provisions of any of the Loan Documents, (v) inspecting any of the property, books or records of the Company, any Subsidiary Borrower or any Subsidiary Obligor, (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans or (vii) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents.


     7.       REPRESENTATIONS OF THE ASSIGNEE.  The Assignee (i) confirms that
              -------------------------------
it has received a copy of the Credit Agreement, together with copies of the financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information at it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) appoints and authorizes the Agent to take such action as contractual representative on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, including, without limitation, making Loans to Purina Korea, Inc. in Korean Won, (v) agrees that its payment instructions and notice instructions are as set forth in the attachment to Schedule 1, (vi) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be "plan assets" under ERISA, [and (vii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying that the Assignee is entitled to receive payments under the Loan Documents without deduction or withholding of any United States federal income taxes]. TO BE INSERTED IF THE ASSIGNEE IS NOT INCORPORATED UNDER THE LAWS OF THE UNITED STATES, OR A STATE THEREOF.


     8.    INDEMNITY.   The Assignee agrees to indemnify and hold the Assignor
           ---------
harmless against any and all losses, costs and expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's non-performance of the obligations assumed under this Assignment Agreement.


     9.  SUBSEQUENT ASSIGNMENTS.  After the Effective Date, the Assignee shall
         ----------------------
have  the  right pursuant to Section 12.3(A) of the Credit Agreement to assign
                             ---------------
the rights which are assigned to the Assignee hereunder to any entity or person, provided that (i) any such subsequent assignment does not violate any of the terms and conditions of the Loan Documents or any law, rule, regulation, order, writ, judgment, injunction or decree and that any consent required under the terms of the Loan Documents has been obtained and (ii) unless the prior written consent of the Assignor is obtained, the Assignee is not thereby released from its obligations to the Assignor hereunder, if any remain unsatisfied, including, without limitation, its obligations under [Sections 4, 5 and 8] hereof.
     -------------------


     10.    REDUCTIONS  OF  AGGREGATE  COMMITMENT.    If  any reduction in the
            -------------------------------------
Aggregate Commitment occurs between the date of this Assignment Agreement and the Effective Date, the percentage interest specified in Item 3 of Schedule 1 shall remain the same, but the dollar amount purchased shall be recalculated based on the reduced Aggregate Commitment.


     11.  ENTIRE AGREEMENT.  This Assignment Agreement and the attached Notice
          ----------------
of Assignment embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings between the parties hereto relating to the subject matter hereof.


     12.    GOVERNING LAW.  This Assignment Agreement shall be governed by and
            -------------
interpreted and enforced in accordance with the internal laws of the State of Illinois.


     13.   NOTICES.  Notices shall be given under this Assignment Agreement in
           -------
the manner set forth in the Credit Agreement. For the purpose hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the address set forth in the attachment to Schedule 1.

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement by their duly authorized officers as of the date first above written.

     [NAME  OF  ASSIGNOR]

     By:
  Name:
  Title

     [NAME  OF  ASSIGNEE]

     By:
  Name:
  Title

     SCHEDULE  1
     to  Assignment  Agreement

1.          Description  and  Date  of  Credit  Agreement:

LONG TERM CREDIT AGREEMENT DATED AS OF MARCH 31, 1998 AMONG AGRIBRANDS INTERNATIONAL, INC. (THE "COMPANY"), THE SUBSIDIARY BORROWERS PARTIES THERETO, THE SUBSIDIARY OBLIGORS PARTIES THERETO, THE INSTITUTIONS FROM TIME TO TIME PARTY THERETO AS LENDERS (THE "LENDERS"), AND ABN AMRO BANK N.V., AS CONTRACTUAL REPRESENTATIVE ON BEHALF OF THE LENDERS.

2.          Date  of  Assignment  Agreement:,

3. Amounts to be Assigned AMOUNTS TO BE DESCRIBED IN DOLLARS OR KOREAN WON, AS APPLICABLE. (As of Date of Item 2 above):






  REVOLVING LOAN
  FACILITY
-----------------------------------------------------

TOTAL OF COMMITMENTS (LOANS) UNDER THE CREDIT
AGREEMENT . . . . . . . . . . . . . . . . . . . . . .  $
-----------------------------------------------------  -

ASSIGNEES PERCENTAGE OF FACILITY PURCHASED UNDER THE
ASSIGNMENT AGREEMENT
     ___%
-----------------------------------------------------

AMOUNT OF ASSIGNED SHARE OF FACILITY UNDER THE
ASSIGNMENT AGREEMENT. . . . . . . . . . . . . . . . .  $





4.          Assignee's  Aggregate  (Loan
     Amount)**    Commitment  Amount
 Purchased  Hereunder:                                        $

5.          Proposed  Effective  Date:                      _________ __, ____

     Accepted  and  Agreed:

[NAME  OF  ASSIGNOR]                    [NAME  OF  ASSIGNEE]

     By:          By:
  Name:                                  Name:
  Title:                                  Title:

     Attachment  to  SCHEDULE  1  to  ASSIGNMENT  AGREEMENT

     Attach Assignor's Administrative Information Sheet, which must include notice address for the Assignor and the Assignee

     APPENDIX  I
     to  Assignment  Agreement

     NOTICE
     OF  ASSIGNMENT
     --------------
APPENDIX  I          to  Assignment  Agreement        NOTICE     OF ASSIGNMENT
                                                                 -------------

     ,  19

To:          ABN  AMRO  Bank  N.V.
     135  South  LaSalle  Street
Chicago,  Illinois    60674
Attention:  [_______]
Telephone  No.:  312/[________]
Facsimile  No.:  312/[________]

     AGRIBRANDS  INTERNATIONAL,  INC.
9811  South  Forty  Drive
St.  Louis,  Missouri  63124
Attention:    [_____________________]
Telephone  No.:    ___-___-____
Facsimile  No.:      ___-___-____



From:          [NAME  OF  ASSIGNOR]  (the  "Assignor")

     [NAME  OF  ASSIGNEE]  (the  "Assignee")

     1. We refer to that Long Term Credit Agreement (the "Credit Agreement") described in Item 1 of Schedule 1 attached hereto ("Schedule 1"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

     2. This Notice of Assignment (this "Notice") is given and delivered to the Agent pursuant to Section 12.3(B) of the Credit Agreement.
                              ----------------

     3. The Assignor and the Assignee have entered into an Assignment Agreement, dated as of, 19 (the "Assignment"), pursuant to which, among other things, the Assignor has sold, assigned, delegated and transferred to the Assignee, and the Assignee has purchased, accepted and assumed from the Assignor the percentage interest specified in Item 3 of Schedule 1 of all outstandings, rights and obligations under the Credit Agreement relating to the facilities listed in Item 3 of Schedule 1. The Effective Date of the Assignment shall be the later of the date specified in Item 5 of Schedule 1 or two Business Days (or such shorter period as agreed to by the Agent) after this Notice of Assignment and any consents and fees required by Sections
                                                                      --------
12.3(A)  and 12.3(B) of the Credit Agreement have been delivered to the Agent,
     --      -------
provided that the Effective Date shall not occur if any condition precedent agreed to by the Assignor and the Assignee has not been satisfied.

     4. The Assignor and the Assignee hereby give to each Borrower and the Subsidiary Obligors and the Agent notice of the assignment and delegation referred to herein. The Assignor will confer with the Agent before the date specified in Item 5 of Schedule 1 to determine if the Assignment Agreement will become effective on such date pursuant to Section 3 hereof, and will confer with the Agent to determine the Effective Date pursuant to Section 3 hereof if it occurs thereafter. The Assignor shall notify the Agent if the Assignment Agreement does not become effective on any proposed Effective Date as a result of the failure to satisfy the conditions precedent agreed to by the Assignor and the Assignee. At the request of the Agent, the Assignor will give the Agent written confirmation of the satisfaction of the conditions precedent.

     5. The Assignor or the Assignee shall pay to the Agent on or before the Effective Date the processing fee of $3,500 required by Section 12.3(B) of
                                                            ---------------
the  Credit  Agreement.

     6. If notes evidencing the Borrowers' Obligations to the Assignor are outstanding on the Effective Date, the Assignor and the Assignee request and direct that the Agent prepare and cause the Borrowers to execute and deliver new notes or, as appropriate, replacements notes, to the Assignor and the Assignee. The Assignor and, if applicable, the Assignee each agree to deliver to the Agent the original notes received by it from the Borrowers upon its receipt of new notes in the appropriate amount.

     7. The Assignee advises the Agent that notice and payment instructions are set forth in the attachment to Schedule 1.

     8. The Assignee hereby represents and warrants that none of the funds, monies, assets or other consideration being used to make the purchase pursuant to the Assignment are "plan assets" as defined under ERISA and that its rights, benefits, and interests in and under the Loan Documents will not be "plan assets" under ERISA.

     9. The Assignee authorizes the Agent to act as its contractual representative under the Loan Documents in accordance with the terms thereof. The Assignee acknowledges that the Agent has no duty to supply information with respect to any Borrower, any Subsidiary Obligor or the Loan Documents to the Assignee until the Assignee becomes a party to the Credit Agreement.

[NAME  OF  ASSIGNOR]                                        [NAME OF ASSIGNEE]

     By:                                        By:
  Name:                                                                  Name:
  Title:                                                                Title:


ACKNOWLEDGED  AND  CONSENTED  TO:


ABN  AMRO  BANK  N.V.,  as  Agent


By:
  Name:
  Title:


     [Attach  photocopy  of  Schedule  1  to  Assignment]

     EXHIBIT  E
     TO
     LONG  TERM  CREDIT  AGREEMENT

     LIST  OF  CLOSING  DOCUMENTS
     ----------------------------

     [Attached]

     $110,000,000
     CREDIT  FACILITIES
     TO
     AGRIBRANDS  INTERNATIONAL,  INC.
                       and certain Subsidiaries thereof

                                March 31, 1998

    LIST OF CLOSING DOCUMENTS  CAPITALIZED TERMS USED HEREIN AND NOT DEFINED
    -------------------------
HEREIN SHALL HAVE THE MEANINGS ASSIGNED TO SUCH TERMS IN THE CREDIT AGREEMENT.
-----
    BOLD/ITALICIZED DOCUMENTS TO BE PREPARED AND/OR PROVIDED BY THE BORROWER
                          AND/OR BORROWER'S COUNSEL.



     A.    LOAN  AND  SECURITY  DOCUMENTS
           ------------------------------

          Credit Agreement ("Short Term Credit Agreement") among Agribrands International, Inc., a Missouri corporation (the "Company"), the Subsidiary Borrowers parties thereto, the Subsidiary Obligors parties thereto, the financial institutions from time to time party thereto (collectively, the "Lenders") and ABN AMRO Bank N.V., in its capacity as contractual representative (the "Agent") for the Lenders, evidencing a 364-day $55,000,000 revolving credit facility to the Company, the Subsidiary Borrowers and the Subsidiary Obligors from the Lenders.

          Credit Agreement ("Long Term Credit Agreement", and, together with the Short Term Credit Agreement, the "Credit Agreements") among the Company, the Subsidiary Borrowers parties thereto, the Subsidiary Obligors parties thereto, the Lenders and the Agent, evidencing a three-year $55,000,000 revolving credit facility to the Company, the Subsidiary Borrowers and the Subsidiary Obligors from the Lenders.

          Pledge Agreements from the Company to the Agent evidencing the Borrower's pledge of (i) 65% of the Capital Stock of each of the Subsidiary Borrowers and Subsidiary Obligors as security for the Obligations under each of the Credit Agreements and (ii) 100% of the Capital Stock of each of the Subsidiary Borrowers and Subsidiary Obligors as security for the Obligations under each of the Credit Agreements of the other Subsidiary Borrowers and Subsidiary Obligors and (iii) 100% of the Capital Stock of AgriInternational Holdings, Inc., a Delaware corporation ("Holdings") as security for the Obligations under each of the Credit Agreements, together with STOCK CERTIFICATES and stock powers duly executed in blank.

          Guarantee executed by the Company in favor of the Agent, guarantying all of the Obligations of each of the Subsidiary Borrowers and Subsidiary Obligors under the Credit Agreements.

          Guarantee executed by Holdings in favor of the Agent, guarantying all of the Obligations under the Credit Agreement.

          Guarantee executed by each of the Subsidiaries of the Company listed on Appendix A hereto in favor of the Agent, guarantying all of the Obligations of each of the other Subsidiary Borrowers and Subsidiary Obligors under the Credit Agreements.

          Contribution Agreement executed by each of the Subsidiaries of the Company listed on Appendix A hereto.


          B.    CORPORATE  DOCUMENTS
                --------------------

          Certificate of the Secretary of the Company certifying (i) resolutions of the Board of Directors of the Company approving and authorizing the execution, delivery and performance of each document to which it is a party, (ii) that there have been no changes in the Articles of Incorporation of the Company since the date of the most recent certification thereof by the Secretary of State of Missouri delivered to the Agent, (iii) the names and true signatures of the incumbent officers of the Company authorized to sign the documents to which it is a party, and (iv) the By-laws (attached thereto) of the Company as in effect on the date of such certification.

          Articles of Incorporation of the Company certified by the Secretary of State of Missouri.

          Good Standing Certificate for the Company from the offices of the Secretary of State of Missouri.

          Certificate of the Secretary of each of the Subsidiaries of the Company listed on Appendix A hereto certifying (i) resolutions of the governing board of each such Subsidiary approving and authorizing the execution, delivery and performance of each document to which it is a party,
(ii) that there have been no changes in the constitutive agreements of such Subsidiary since the date of the most recent certification thereof by the appropriate Governmental Authority of its jurisdiction of incorporation delivered to the Agent, (iii) the names and true signatures of the incumbent officers of such Subsidiary authorized to sign the documents to which it is a party, and (iv) the by-laws (attached thereto) of such Subsidiary as in effect on the date of such certification.

          Constitutive Agreements of each Subsidiary of the Company listed on Appendix A hereto certified by the appropriate Governmental Authority of its respective jurisdiction of incorporation.

          C.  LEGAL  OPINIONS
              ---------------

          Opinion  of  U.S.  counsel to the Borrowers and Holdings in form and
substance  satisfactory  to  the  Agent:    Bryan  Cave  L.L.P.

          Opinion of foreign counsel to the Borrowers and Subsidiary Obligors in form and substance satisfactory to the Agent in each of the jurisdictions indicated below:





  a.  Siskind Cromarty, Ivey & Dowler                 [CANADA]

  b.  Pavia E. Ansaldo                                 [ITALY]

  c.  Price Waterhouse, Edifici Caga De Madrid         [SPAIN]

  d.  Burai-Kovacs & Partners                        [HUNGARY]

  e.  Kim & Chang                                      [KOREA]

  f.  Creel, Garcia-Cuellar Y Muggenburg              [MEXICO]

  g.  Cardenas & Cardenas                           [COLUMBIA]

  h.  Demarest E. Almeida                             [BRAZIL]

  i.  Platon, Martinez, San Pedro & Leano       [PHILLIPPINES]

  j.  Torres Plaz & Araujo                         [VENEZUELA]




          D.  CLOSING  CERTIFICATES  AND  MISCELLANEOUS
              -----------------------------------------

          Pledged Account Agreement in respect of the Company's cash collateral account, executed by each of the Company, the Agent and ABN Amro Bank N.V.

          Notice  of  Borrowing.

          Officer's  No-Default  Certificate.


     E.  POST-  CLOSING  ITEMS
         ---------------------
     APPENDIX  A

     LIST  OF  SUBSIDIARIES
     ----------------------


AgriInternational  Holdings,  Inc.,  a  Delaware  corporation

Agribrands  Canada, Inc., a company organized under the federal laws of Canada

Purina  Italia,  S.p.A.,  a  company  organized  under  the  laws  of  Italy

Purina  Espana,  S.A.,  a  company  organized  under  the  laws  of  Spain

Purina Hungaria Animal Feed Production & Trading Company, Ltd., a company organized under the laws of Hungary

Purina Korea, Inc., a corporation organized under the laws of the Republic of Korea

Industrias  Purina  S.A. de C.V., a company organized under the laws of Mexico

Purina  Colombiana  S.A.,  a  company  organized  under  the  laws of Colombia

Agribrands Purina do Brasil, Ltda., a company organized under the laws of Brazil

Purina Philippines, Inc., a corporation organized under the laws of the Philippines

Purina  de  Venezuela,  C.A.,  a company organized under the laws of Venezuela

     EXHIBIT  F
     TO
     LONG  TERM  CREDIT  AGREEMENT


     Form  of  Officer's  Certificate
     --------------------------------

      OFFICER'S  CERTIFICATE


     I, the undersigned, hereby certify that I am the of Agribrands International, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"). Capitalized terms used herein and not otherwise defined herein are as defined in that certain Long Term Credit Agreement dated as of March 31, 1998, among the Company, the Subsidiary Borrowers parties thereto, the Subsidiary Obligors parties thereto, the financial institutions from time to time parties thereto as lenders (the "Lenders"), ABN AMRO Bank N.V., in its capacity as contractual representative for itself and the other Lenders (the "Agent") (as amended, restated, supplemented or modified from time to time, the "Credit Agreement").

     I further certify on behalf of the Company, that as of the date hereof, to the best of my knowledge, after diligent inquiry of all relevant persons at the Company and its Subsidiaries, (i) the representations and warranties of the Borrowers and the Subsidiary Obligors contained in Article V of the Credit
                                                       ---------
Agreement shall have been true and correct at all times during the period commencing on __________, 19__ and ending on _____________, 19__ and as of the date of this Officer's Certificate and (ii) as of the date of this Officer's Certificate no Default or Unmatured Default exists [other than the following (describe the nature of the Default or Unmatured Default and the status thereof)].

     IN WITNESS WHEREOF, I hereby subscribe my name on behalf of the Company on this ____ day of ___________, ____.


     ____________________________
[Insert  Name  of  Officer]

     EXHIBIT  G
     TO
     LONG  TERM  CREDIT  AGREEMENT


     Financial  Statements


     [Attached].


     EXHIBIT  H
     TO
     CREDIT  AGREEMENT

     FORM  OF  REQUEST  FOR  LETTER  OF  CREDIT
     ------------------------------------------



TO:           INSERT NAME OF ISSUING BANK., an Issuing Bank under that certain
Long Term Credit Agreement dated as of March 31, 1998 (the "Credit Agreement") by and among Agribrands International, Inc. (the "Company"), the Subsidiary Borrowers parties thereto, the Subsidiary Obligors parties thereto, the financial institutions from time to time parties thereto (the "Lenders"), and ABN AMRO Bank N.V., as contractual representative (the "Agent") for the Lenders (such Credit Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") and


     ABN  AMRO  BANK  N.V.,  as  Agent
135  South  LaSalle  Street,  Suite  425
Chicago,  IL  60603
Attn:  [________]
Telecopier:    312-[_______]
Confirmation:    312-[______]


     Pursuant to Section 2.16 of the Credit Agreement, the undersigned hereby gives to the Issuing Bank a request for issuance of a [standby] [commercial] Letter of Credit on behalf of the undersigned for the benefit ofINSERT NAME OF BENEFICIARY., in the amount of [US $] [_____________ Korean Won], with an effective date of ___________________, ____ (the "Effective Date") and an expiry date of ___________, ____. [Provide description of documents and terms in connection with commercial Letter of Credit].

     The undersigned hereby certifies that (i) the representations and warranties of the undersigned contained in Article V of the Credit Agreement are and shall be true and correct in all material respects on and as of the date hereof and on and as of the Effective Date; (ii) no Default or Unmatured Default has occurred and is continuing on the date hereof or on the Effective Date or will result from the issuance of the proposed Letter of Credit; and
(iii) the conditions set forth in Sections 2.16 and 4.2 of the Credit Agreement have been satisfied.

     Unless otherwise defined herein, terms defined in the Credit Agreement shall have the same meanings in this Request for Letter of Credit.


     Dated:,

     [______________________]



     By:
    Name:
    Title:

     EXHIBIT  I
     TO
     CREDIT  AGREEMENT

                           FORM OF LETTER OF CREDIT
                           ------------------------


[BENEFICIARY]
________________
________________

     Re:          Irrevocable  Letter  of  Credit  No.,  dated  __________.

Dear  [BENEFICIARY]:

     [_______________________] (the "Issuer") hereby issues in favor of you, [_______________], this irrevocable letter of credit ("Letter of Credit") for an amount (the "Maximum Amount") of [U.S. $____________][______________ Korean
Won], effective immediately, which Maximum Amount will be reduced by the amount of any payments made hereunder. Reference is hereby made to that certain Long Term Credit Agreement, dated as of March 31, 1998, by and among Agribrands International, Inc., a Missouri corporation (the "Company"), the Subsidiary Borrowers parties thereto, the Subsidiary Obligors parties thereto, the financial institutions from time to time parties thereto (the "Lenders"), and ABN AMRO Bank N.V., as contractual representative (the "Agent") on behalf of the Lenders (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

     The Issuer will honor one or more of your drafts drawn on the Issuer in accordance with the terms set forth herein in an amount not in excess of the Maximum Amount upon presentation prior to the Termination Date (as defined below) of [(a) a draft in the form of Exhibit I attached hereto and made a
                                          ---------
part hereof, executed by you and (b) the original of this Letter of Credit [and (c) _______________________________________________]] [your tested telex stating the drawing amount and certifying that the amount claimed represents amounts past due and outstanding under the facility granted by you to [________________]].

     Multiple drafts may be drawn under this Letter of Credit but the Maximum Amount of this Letter of Credit will be permanently reduced by the amount of any such draft. Presentation of the documents required for payment under this Letter of Credit may be made by you prior to the expiration hereof at any time during the Issuer's business hours at [_____________________________].
Provided that such documents and your presentation thereof conform to the terms and conditions hereof, payment shall be made to you of the amount demanded, in immediately available funds, not later than 3:00 p.m. (New York time) three (3) business days following the presentment of the required documents. If a demand for payment made by you hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, the Issuer shall give you prompt notice that the purported negotiation was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor and that the Issuer is holding any documents at your disposal or is returning the same to you, as the Issuer may elect. Upon being notified that the proposed negotiation was not effected in accordance with this Letter of Credit, you may attempt to correct any such non-conforming demand for payment, if, and to the extent that, you are able to do so, provided that any re-submission of documents shall be made not less than two
(2)  business  days  prior  to  the  expiration  hereof.

     This Letter of Credit shall expire at 5:00 p.m. (New York time) on [______________] the "Termination Date").

     This Letter of Credit is subject to the terms and conditions of the Uniform Customs and Practice for Documentary Credits (1993 Revision) International Chamber of Commerce Publication No. 500, as amended or revised from time to time ("Uniform Customs"), such amendments or revisions to be controlling herein as of the official date of the effectiveness of such amendments or revisions, as announced by the International Chamber of Commerce. As to matters not governed by the Uniform Customs, the Letter of Credit shall be deemed to be a contract made under the laws of the State of New York and shall be governed and construed in accordance with the laws of the State of New York. This Letter of Credit is not transferable in whole or in part.

     We undertake that your drafts drawn and presented on or before the time of expiration of this Letter of Credit in conformity with the terms of this Letter of Credit will be duly honored. Each draft must be marked "Drawn under Irrevocable Letter of Credit No., dated [______________].
     Very  truly  yours,

[______________________________]


     By:    ____________________
  Name:
  Title:

     EXHIBIT  "I"
     to
     IRREVOCABLE  LETTER  OF  CREDIT  NO.
     Dated  as  of  [_____________]


     SIGHT  DRAFT
     ------------


     [DATE]

To:          [ISSUER  and  ISSUER's  Address]
     Attention:


From:          [BENEFICIARY]

     Upon sight hereof, pay to the order of [__________________], the amount of [U.S. $_____________][___________ Korean Won] in immediately available funds, by remitting said amount to his account number ___________ at ______________________________, which amount is now due and payable by [NAME OF BORROWER OR SUBSIDIARY OBLIGOR] to the undersigned and has not been paid. This draft is drawn under Irrevocable Letter of Credit No., dated [______________________].




(Name)


e  Borrowers'




  Assignor  and  Assignee  to  insert  applicable  payment  terms.

     S-105
                                                                EXECUTION COPY




                          SHORT TERM CREDIT AGREEMENT

                          Dated as of March 31, 1998


                                     among



                        AGRIBRANDS INTERNATIONAL, INC.




               THE SUBSIDIARY BORROWERS AND SUBSIDIARY OBLIGORS
                        FROM TIME TO TIME PARTY HERETO,

                 THE FINANCIAL INSTITUTIONS FROM TIME TO TIME
                           PARTY HERETO AS LENDERS,



                                      and


                              ABN AMRO BANK N.V.,
                                   as Agent

                                      and

                        CREDIT LYONNAIS CHICAGO BRANCH,
                             as Syndication Agent

                                      and

                           THE BANK OF NOVA SCOTIA,
                            as Documentation Agent




                                      TABLE OF CONTENTS
                                      -----------------



PAGE
----------------------------------------------------------------------------------------
ARTICLE I:  DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
1.1  Certain Defined Terms.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
1.2  Currency Equivalents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

ARTICLE II:  THE CREDITS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
2.1  Revolving Loans to the Company and the Subsidiary Borrowers . . . . . . . . . . . .  20
2.2  Prepayments.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
2.3  Method of Borrowing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
2.4  Method of Selecting Types and Interest Periods for Advances; Determination of
Applicable Margins, Interest on Advances to Purina Korea, Inc. . . . . . . . . . . . . .  22
(a)  Method of Selecting Types and Interest Periods for Advances . . . . . . . . . . . .  22
(b)  Determination of Applicable Margins, Applicable Letter of Credit Fee and
Applicable Facility Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
2.5  Minimum Amount of Each Advance. . . . . . . . . . . . . . . . . . . . . . . . . . .  25
2.6  Method of Selecting Types and Interest Periods for Conversion and Continuation
of Advances. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
(A)  Right to Convert. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
(B)  Automatic Conversion and Continuation . . . . . . . . . . . . . . . . . . . . . . .  26
(C)  No Conversion Post-Default or Post-Unmatured Default. . . . . . . . . . . . . . . .  26
(D)  Conversion/Continuation Notice. . . . . . . . . . . . . . . . . . . . . . . . . . .  26
2.7  Default Rate. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
2.8 Method of Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
2.9  Evidence of Debt; Telephonic Notices. . . . . . . . . . . . . . . . . . . . . . . .  27
2.10  Promise to Pay; Interest and Fees; Interest Payment Dates; Interest and Fee Basis;
Taxes; Loan and Control Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
(A)  Promise to Pay. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
(B)  Interest Payment Dates. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
(C)  Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
(D)  Interest and Fee Basis. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
(E)  Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
(F)  Loan Account. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
(G)  Entries Binding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
2.11  Notification of Advances, Interest Rates, Prepayments and Aggregate
Commitment Reductions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
2.12  Lending Installations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
2.13  Non-Receipt of Funds by the Agent. . . . . . . . . . . . . . . . . . . . . . . . .  32
2.14  Termination Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
2.15  Replacement of Certain Lenders . . . . . . . . . . . . . . . . . . . . . . . . . .  33
2.16  Letters of Credit. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
2.17  Letter of Credit Participation . . . . . . . . . . . . . . . . . . . . . . . . . .  35
2.18  Reimbursement Obligation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
2.19  Cash Collateral. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
2.20  Letter of Credit Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
2.21  Indemnification; Exoneration . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
2.22  Judgment Currency. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
2.23  Currency Disruption. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
2.24  Termination Date Extension . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39

ARTICLE III:  CHANGE IN CIRCUMSTANCES. . . . . . . . . . . . . . . . . . . . . . . . . .  39
3.1  Yield Protection. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
3.2  Changes in Capital Adequacy Regulations . . . . . . . . . . . . . . . . . . . . . .  40
3.3  Availability of Types of Advances . . . . . . . . . . . . . . . . . . . . . . . . .  41
3.4  Funding Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
3.5  Lender Statements; Survival of Indemnity. . . . . . . . . . . . . . . . . . . . . .  41

ARTICLE IV:  CONDITIONS PRECEDENT. . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
4.1  Initial Advances and Letters of Credit. . . . . . . . . . . . . . . . . . . . . . .  42
4.2  Each Advance and Letter of Credit . . . . . . . . . . . . . . . . . . . . . . . . .  42

ARTICLE V:  REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . . . .  43
5.1  Organization; Powers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
5.2  Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
5.3  No Conflict; Governmental Consents. . . . . . . . . . . . . . . . . . . . . . . . .  43
5.4  Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
5.5  No Material Adverse Change. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
5.6  Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
(A)  Tax Examinations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
(B)  Payment of Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
5.7  Litigation; Loss Contingencies and Violations . . . . . . . . . . . . . . . . . . .  45
5.8  Subsidiaries; Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
5.9  ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
5.10  Accuracy of Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
5.11  Securities Activities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
5.12  Material Agreements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
5.13  Compliance with Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
5.14  Assets and Properties. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
5.15  Statutory Indebtedness Restrictions. . . . . . . . . . . . . . . . . . . . . . . .  47
5.16  Post-Retirement Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
5.17  Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
5.18  Contingent Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
5.19  Restricted Junior Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
5.20  Labor Matters. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
5.21  Environmental Matters. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
5.22  Foreign Employee Benefit Matters . . . . . . . . . . . . . . . . . . . . . . . . .  49

ARTICLE VI:  COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
6.1  Reporting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
(A)  Financial Reporting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
(B)  Notice of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
(C)  Lawsuits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
(D)  Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
(E)  ERISA Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
(F)  Labor Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
(G)  Other Indebtedness. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
(H)  Other Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
(I)  Environmental Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
(J)  Other Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
6.2  Affirmative Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
(A)  Existence, Etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
(B)  Corporate Powers; Conduct of Business . . . . . . . . . . . . . . . . . . . . . . .  53
(C)  Compliance with Laws, Etc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
(D)  Payment of Taxes and Claims; Tax Consolidation. . . . . . . . . . . . . . . . . . .  54
(E)  Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
(F)  Inspection of Property; Books and Records; Discussions. . . . . . . . . . . . . . .  54
(G)  ERISA Compliance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
(H)  Maintenance of Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
(I)  Environmental Compliance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
(J)  Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
(K)  Foreign Employee Benefit Compliance . . . . . . . . . . . . . . . . . . . . . . . .  55
6.3  Negative Covenants. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
(A)  Indebtedness. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
(B)  Sales of Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
(C)  Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
(D)  Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
(E)  Contingent Obligations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
(F)  Restricted Junior Payments. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
(G)  Conduct of Business; Subsidiaries; Acquisitions . . . . . . . . . . . . . . . . . .  59
(H)  Transactions with Shareholders and Affiliates . . . . . . . . . . . . . . . . . . .  59
(I)  Sales and Leasebacks. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
(J)  Margin Regulations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
(K)  ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
(L)  Issuance of Equity Interests. . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
(M)  Organizational Documents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
(N)  Other Indebtedness. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
(O)  Fiscal Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
(P)  Hedging Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
(Q)  Subsidiary Covenants. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
6.4  Financial Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
(A)  Interest Coverage Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
(B)  Maximum Leverage Ratio. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
(C)  Capital Expenditures. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
(D)  Minimum Consolidated Net Worth. . . . . . . . . . . . . . . . . . . . . . . . . . .  62
(E)  Country Debt Limitations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62

ARTICLE VII:  DEFAULTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
7.1  Defaults. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64

ARTICLE VIII:  ACCELERATION, DEFAULTING LENDERS; WAIVERS,
AMENDMENTS AND REMEDIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
8.1  Remedies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
(a)  Termination of Commitments; Acceleration. . . . . . . . . . . . . . . . . . . . . .  66
(b)  Rescission. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
(c) Enforcement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
8.2  Defaulting Lender . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
8.3  Amendments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
8.4  Preservation of Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69

ARTICLE IX:  GENERAL PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
9.1  Survival of Representations . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
9.2  Governmental Regulation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
9.3  Performance of Obligations. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
9.5  Entire Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
9.7  Expenses; Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
(A)  Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
(B)  Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
(C)  Waiver of Certain Claims; Settlement of Claims. . . . . . . . . . . . . . . . . . .  71
(D)  Survival of Agreements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
9.8  Numbers of Documents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
9.9  Accounting. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
9.10  Severability of Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
9.11  Nonliability of Lenders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
9.12  GOVERNING LAW. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
9.13  CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY TRIAL. . . . . . . . . . . . . .  72
(A)  JURISDICTION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
(B)  OTHER JURISDICTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
(C)  VENUE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
(D)  WAIVER OF JURY TRIAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
9.14  Subordination of Intercompany Indebtedness . . . . . . . . . . . . . . . . . . . .  74
9.15  No Strict Construction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75

ARTICLE X:  THE AGENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
10.1  Appointment; Nature of Relationship. . . . . . . . . . . . . . . . . . . . . . . .  75
10.2  Powers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
10.3  General Immunity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
10.4  No Responsibility for Loans, Creditworthiness, Collateral, Recitals, Etc.. . . . .  75
10.5  Action on Instructions of Lenders. . . . . . . . . . . . . . . . . . . . . . . . .  76
10.6  Employment of Agents and Counsel . . . . . . . . . . . . . . . . . . . . . . . . .  76
10.7  Reliance on Documents; Counsel . . . . . . . . . . . . . . . . . . . . . . . . . .  76
10.8  The Agent's Reimbursement and Indemnification. . . . . . . . . . . . . . . . . . .  76
10.9  Rights as a Lender . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
10.10  Lender Credit Decision. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
10.11  Successor Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
10.12  Collateral Documents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77

ARTICLE XI:  SETOFF; RATABLE PAYMENTS. . . . . . . . . . . . . . . . . . . . . . . . . .  78
11.1  Setoff . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
11.2  Ratable Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
11.3  Application of Payments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
11.4  Relations Among Lenders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79

ARTICLE XII:  BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS. . . . . . . . . . . . .  79
12.1  Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
12.2  Participations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
(A)  Permitted Participants; Effect. . . . . . . . . . . . . . . . . . . . . . . . . . .  80
(B)  Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
(C)  Benefit of Setoff . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
12.3  Assignments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
(A)  Permitted Assignments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
(B)  Effect; Effective Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
(C)  The Register. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
12.4  Confidentiality. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
12.5  Dissemination of Information . . . . . . . . . . . . . . . . . . . . . . . . . . .  82

ARTICLE XIII:  NOTICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
13.1  Giving Notice. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
13.2  Change of Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83

ARTICLE XIV:  COUNTERPARTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83

                            EXHIBITS AND SCHEDULES

                                   EXHIBITS
                                   --------

EXHIBIT  A          --          Commitments
(Definitions)

EXHIBIT  B          --          [Reserved]

EXHIBIT  C          --          Form  of  Compliance  Certificate
     (Definitions,        4.2,  6.1(A)(iii))

EXHIBIT  D          --          Form  of  Assignment  Agreement
     (      2.15,  12.3)

EXHIBIT  E          --          List  of  Closing  Documents
(    4.1)

EXHIBIT  F          --          Form  of  Officer's  Certificate
(      4.2,  6.1(A)(iii))

EXHIBIT  G          --          Financial  Statements
(      5.4(A),  5.18)

EXHIBIT  H          --          Form  of  Request  for  Letter  of  Credit
(    2.16)

EXHIBIT  I          --          Form  of  Letter  of  Credit
(    2.16)

                                   SCHEDULES
                                   ---------


The information presented on each of the following Schedules is dated as of February 28, 1998.


Schedule  1.1.1               --     Permitted Existing Contingent Obligations
(Definitions)

Schedule  1.1.2           --     Permitted Existing Indebtedness (Definitions)

Schedule  1.1.3            --     Permitted Existing Investments (Definitions)

Schedule  1.1.4                  --     Permitted Existing Liens (Definitions)

Schedule  5.3                  --     Conflicts; Governmental Consents (  5.3)

Schedule  5.7                    --     Litigation; Loss Contingencies (  5.7)

Schedule  5.8                    --          Subsidiaries  (    5.8)

Schedule  5.17                    --       Insurance (   5.17, 6.1(D), 6.2(E))

Schedule  5.20          --     Labor Matters; Compensation Agreements (  5.20)

Schedule  5.21                    --          Environmental  Matters  (  5.21)

Schedule  6.3(F)                    --          Restricted  Junior  Payments

Schedule  6.3(H)          --     Transactions with Shareholders and Affiliates




                          SHORT TERM CREDIT AGREEMENT


     This Short Term Credit Agreement dated as of March 31, 1998 is entered into among AGRIBRANDS INTERNATIONAL, INC., a Missouri corporation, any SUBSIDIARY BORROWERS and any SUBSIDIARY OBLIGORS (as such terms are defined herein) which are now or may hereafter become a party hereto from time to time, the financial institutions from time to time a party hereto as LENDERS, whether by execution of this Agreement or an assignment and acceptance pursuant to Section 12.3, ABN AMRO BANK N.V., in its capacity as Agent for
              -------------
itself  and  the  other  Lenders.    The  parties  hereto  agree  as  follows:


ARTICLE  I:    DEFINITIONS
--------------------------

     1.1    Certain  Defined Terms.  In addition to the terms defined in other
            ----------------------
sections of this Agreement, the following terms used in this Agreement shall have the following meanings, applicable both to the singular and the plural forms of the terms defined:

     As  used  in  this  Agreement:

     "ACQUISITION"  means  any  transaction,  or  any  series  of  related
      -----------
transactions, consummated on or after the date of this Agreement, by which the
      -----
Company or any Subsidiary of the Company (i) acquires any going business or all or substantially all of the assets of any firm, corporation or division thereof, whether through purchase of assets, merger or otherwise, including, without limitation, by surrender of or foreclosure on collateral provided by customers or (ii) directly or indirectly acquires (in one transaction or as of the most recent transaction in a series of transactions, including, without limitation, by surrender of or foreclosure on collateral provided by customers) at least a majority (in number of vote) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage of voting power) of the membership, ownership or other equity interests in a limited liability company or of the outstanding partnership interests of a partnership.

     "ADVANCE"  means a borrowing hereunder consisting of the aggregate amount
      -------
of the several Loans made by the Lenders to a Borrower of the same Type and, in the case of Eurodollar Advances and Korean Eurodollar Advances, for the same Interest Period.

     "AFFECTED  LENDER"  is  defined  in  Section  2.15  hereof.
      ----------------                    -------------

     "AFFILIATE"  of  any Person means any other Person directly or indirectly
      ---------
controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person is the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange
Act) of greater than ten percent (10%) or more of any class of voting Capital Stock (or other voting interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person through ownership of Equity Interests. In addition, each director of a Borrower or any Subsidiary of a Borrower shall be deemed to be an Affiliate of each Borrower.

     "AGENT"  means  ABN  AMRO  Bank  N.V.  in  its  capacity  as  contractual
      -----
representative for itself and the Lenders pursuant to Article X hereof and any
      ---                                             ---------
successor  Agent  appointed  pursuant  to  Article  X  hereof.
                                           ----------

     "AGGREGATE  COMMITMENT" means the aggregate of the Commitments of all the
      ---------------------
Lenders under this Agreement as adjusted from time to time pursuant to the terms hereof. The initial Aggregate Commitment is Fifty-Five Million and 00/100 Dollars ($55,000,000.00).

     "AGREEMENT" means this Short Term Credit Agreement, as it may be amended,
      ---------
restated  or  otherwise  modified  and  in  effect  from  time  to  time.

     "AGREEMENT  ACCOUNTING  PRINCIPLES"  means  generally accepted accounting
      ---------------------------------
principles as in effect as of the date of this Agreement in the United States. If any changes in generally accepted accounting principles are hereafter required or permitted and are adopted by the Company with the agreement of its independent certified public accountants and such changes result in a change in the method of calculation of any of the financial covenants, restrictions or standards herein or in the related definitions or terms used therein ("Covenant Accounting Changes"), the parties hereto agree to enter into
      -------------------------
negotiations, in good faith, in order to amend such provisions in a credit neutral manner so as to reflect equitably such changes with the desired result that the criteria for evaluating the Company's consolidated financial condition shall be the same after such changes as if such changes had not been made; provided, however, that no Covenant Accounting Change shall be given
       --------   -------
effect in such calculations until such provisions are amended in a manner reasonably satisfactory to the Required Lenders. If such amendment is entered into, all references in this Agreement to Agreement Accounting Principles shall mean generally accepted accounting principles as of the date of such amendment except as agreed in connection with the Covenant Accounting Changes set forth in such an amendment and together with any changes in generally accepted accounting principles after the date of such amendment which are not Covenant Accounting Changes.

     "ALTERNATE  BASE RATE" means, for any day, a fluctuating rate of interest
      --------------------
per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of (a) the Federal Funds Effective Rate for such day and (b) one-half of one percent (0.5%) per annum.

     "APPLICABLE  FACILITY  FEE" as at any date of determination, shall be the
      -------------------------
rate per annum then applicable in the determination of the amount payable under Section 2.10(C) with respect to the Aggregate Commitment determined in
       ----------------
accordance  with  the  provisions  of  Section  2.4(b).
                                       ---------------

     "APPLICABLE  EURODOLLAR MARGIN" as at any date of determination, shall be
      -----------------------------
the rate per annum then applicable to Eurodollars Rate Loans determined in accordance with the provisions of Section 2.4(b).
                                       ---------------

     "APPLICABLE  BASE  RATE MARGIN" as at any date of determination, shall be
      -----------------------------
the rate per annum then applicable to Base Rate Loans determined in accordance with the provisions of Section 2.4(b).
                           ---------------

     "APPLICABLE  LETTER OF CREDIT FEE" as at any date of determination, shall
      --------------------------------
be the rate per annum then applicable in the determination of the amount payable under Section 2.20 with respect to Letters of Credit, determined in
                -------------
accordance  with  the  provisions  of  Section  2.4(b).
                                       ---------------

     "APPLICABLE  MARGIN(S)"  is  defined  in  Section  2.4(b).
      ---------------------                    ---------------

     "ARRANGER"  means  ABN AMRO Bank N.V. in its capacity as the arranger for
      --------
the  loan  transaction  evidenced  by  this  Agreement.

     "AUTHORIZED  OFFICER"  means  any  of  the chief executive officer, chief
      -------------------
operating officer, chief financial officer, controller and treasurer of a Borrower, acting singly.

     "BASE  RATE"  means,  for any day for any Loan, a rate per annum equal to
      ----------
(i) the Alternate Base Rate for such day plus (ii) the Applicable Base Rate Margin applicable to such Loan, changing when and as the Alternate Base Rate changes.

     "BASE  RATE  ADVANCE"  means  an Advance which bears interest at the Base
      -------------------
Rate.

     "BASE  RATE  LOAN" means a Loan, or portion thereof, which bears interest
      ----------------
at  the  Base  Rate.

     "BENEFIT  PLAN"  means a defined benefit plan as defined in Section 3(35)
      -------------
of ERISA (other than a Multiemployer Plan) in respect of which the Company or any other member of the Controlled Group is, or within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA.

     "BORROWER"  shall  mean  the  Company, Agribrands Canada, Inc., a company
      --------
organized under the federal laws of Canada, Purina Italia, S.p.A., a company organized under the laws of Italy, Purina Espana, S.A., a company organized under the laws of Spain, Purina Hungaria Animal Feed Production & Trading Company, Ltd., a company organized under the laws of Hungary, and Purina Korea, Inc., a corporation organized under the laws of the Republic of Korea, and each of their respective successors and assigns.

     "BORROWING  DATE"  means  a  date on which an Advance, is made hereunder.
      ---------------

     "BORROWING  NOTICE"  is  defined  in  Section  2.4(a)  hereof.
      -----------------                    ---------------

     "BUSINESS  DAY"  means (i) with respect to any borrowing, payment or rate
      -------------
selection of Revolving Loans bearing interest at the Eurodollar Rate, a day (other than a Saturday or Sunday) on which banks are open for business in New York, New York and Chicago, Illinois and on which dealings in United States Dollars and Korean Won are carried on in the relevant interbank market and
(ii) for all other purposes a day (other than a Saturday or Sunday) on which banks are open for business in New York, New York and Chicago, Illinois.

     "CALCULATION DATE" means (i) with respect to any Revolving Loan or Letter
      ----------------
of Credit in Korean Won, the Business Day of the making of such Revolving Loan or the issuance of the Letter of Credit with respect to Korean Won; (ii) with respect to outstanding Revolving Loans and Letters of Credit, (x) the Business Day on which any subsequent Loan is made or Letter of Credit is issued, (y) the twenty-fifth day of each calendar month (or, if such date is not a Business Day, the next succeeding Business Day), and (z) any other Business Day selected at the option of the Agent or at the direction of the Required Lenders; provided, with respect to any option exercised pursuant to clause
          --------                                                      ------
(ii)(z)  above,  without  the  consent  of the Agent required to calculate the
   ----
applicable  Exchange  Rate, the Calculation Date selected shall not be earlier
   -
than  the  second  (2nd)  Business  Day  following  exercise  of  such option.

     "CAPITAL  EXPENDITURES"  means,  for  any  period,  the  aggregate of all
      ---------------------
expenditures (whether paid in cash or accrued as liabilities and including Capitalized Leases) by the Company and its Subsidiaries during that period that, in conformity with Agreement Accounting Principles, are required to be included in or reflected by the property, plant, equipment or similar fixed asset accounts reflected in the consolidated balance sheet of the Company and its Subsidiaries other than with respect to the acquisition of inventory in the ordinary course of business.

     "CAPITAL  STOCK" means (i) in the case of a corporation, corporate stock,
      --------------
(ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (howsoever designated) of corporate stock, (iii) in the case of a partnership, partnership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing person, in each such case regardless of class or designation.

     "CAPITALIZED  LEASE"  of  a  Person  means  any lease of property by such
      ------------------
Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

     "CAPITALIZED  LEASE  OBLIGATIONS"  of  a  Person  means the amount of the
      -------------------------------
obligations of such Person under Capitalized Leases which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

     "CASH  COLLATERAL  ACCOUNT" means that certain deposit account maintained
      -------------------------
at all times by the Company at ABN AMRO Bank N.V. with a balance not less than $25,000,000 at any time.

     "CASH  EQUIVALENTS"  means  (i)  marketable  direct obligations issued or
      -----------------
unconditionally guaranteed by the government of the United States or the government of any member of the European Union; (ii) domestic and Eurodollar certificates of deposit and time deposits, bankers' acceptances issued by any commercial bank organized under the laws of the United States, any state thereof, the District of Columbia, or its branches or agencies or the laws of any member of the European Union and having a rating of B or better by Thompson BankWatch, or rated A or better by S&P and A2 or better by Moody's;
(iii) shares of money market, mutual or similar funds having net assets in excess of $500,000,000 maturing or being due or payable in full not more than one hundred eighty (180) days after any Borrower's acquisition thereof and the investments of which are limited to investment grade securities (i.e., securities rated at least Baa by Moody's or at least BBB by S&P) and (iv) commercial paper of United States and foreign banks and bank holding companies and their subsidiaries and United States and foreign finance, commercial, industrial or utility companies which, at the time of acquisition, are rated A-1 (or better) by S&P or P-1 (or better) by Moody's, or are backed by letters of credit from banks rated B or better by Thompson BankWatch or rated A or better by S&P and A2 or better by Moody's; provided that the maturities of
                                               --------
such  Cash  Equivalents  shall  not  exceed  365  days.

     "CASH  INTEREST  EXPENSE"  will  mean, for any period, the total Interest
      -----------------------
Expense of the applicable entity actually paid in cash (including the interest component of Capitalized Leases but excluding the arrangement fee set forth in the letter agreement between the Agent, the Arranger and the Company dated February 25, 1998) all as determined in conformity with Agreement Accounting Principles.

     "CHANGE"  is  defined  in  Section  3.2  hereof.
      ------                    ------------

     "CHANGE  OF  CONTROL"  means  any  of  the  following:
      -------------------

     (i)     any "person" or "group" (as such terms are used in Sections 13(d)
                                                                --------------
and 14(d) of the Exchange Act)is or becomes the "beneficial owner" (as defined
    -----
in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 20% or more of the combined voting power of the Company's Capital Stock ordinarily having the right to vote at an election of directors;

     (ii) during any period of 12 consecutive calendar months, individuals:

(a)      who were directors of the Company on the first day of such period, or

(b) whose election or nomination for election to the board of directors of the Company was recommended or approved by at least a majority of the directors then still in office who were directors of the Company on the first day of such period, or whose election or nomination for election was so approved, shall cease to constitute a majority of the board of directors of the Company;

     (iii) the Company consolidates with or merges into another corporation or conveys, transfers or leases all or substantially all of its property to any Person, or any corporation consolidates with or merges into the Company, in either event pursuant to a transaction in which the outstanding Capital Stock of the Company is reclassified or changed into or exchanged for cash, securities or other property; and

     (iv)         except as provided by Section 6.3(B)(iv) with respect to the
                                        ------------------
sale, dissolution or liquidation of certain Subsidiaries of the Company, the Company shall cease to own of record and beneficially, with sole voting and dispositive power, at least 80% of the outstanding shares of Capital Stock of each Subsidiary Borrower and each Subsidiary Obligor ordinarily having the right to vote at an election of directors or shall cease to have the power, directly or indirectly, to elect a majority of the board of directors of each Subsidiary Borrower.

     "CLOSING  DATE" means the date on which the Agent notifies the Company in
      -------------
writing  that  all of the conditions precedent under Sections 4.1 and 4.2 have
                                                     ------------     ---
been satisfied and any of the Borrowers may request Loans, and any of the Borrowers or the Subsidiary Obligors may request Letters of Credit, under this Agreement.

     "CODE"  means  the Internal Revenue Code of 1986, as amended, reformed or
      ----
otherwise  modified  from  time  to  time.

     "COLLATERAL  DOCUMENT"  shall  mean the Pledge Agreements, the Guaranties
      --------------------
and all other security agreements, mortgages, loan agreements, notes, guarantees, pledges, powers of attorney, consents, assignments, contracts, fee letters, notices, leases, financing statements and all other written matter whether heretofore, now, or hereafter executed by or on behalf of the Company or any of its Subsidiaries and delivered to the Agent or any of the Lenders, together with all agreements and documents referred to therein or contemplated thereby.

     "COLLATERAL"  means  all  property  and interest in property now owned or
      ----------
hereafter acquired by the Company which has been pledged to the Agent for the benefit of the Holders of Secured Obligations under the Pledge Agreements.

     "COMMISSION"  means the Securities and Exchange Commission and any Person
      ----------
succeeding  to  the  functions  thereof.

     "COMMITMENT"  means,  for  each  Lender, the obligation of such Lender to
      ----------
make Revolving Loans, and to purchase participations in Letters of Credit not exceeding the Dollar Amount set forth on Exhibit A to this Agreement opposite
                                          ---------
its name thereon under the heading "Commitment" or in the assignment and acceptance by which it became a Lender, as such amount may be modified from time to time pursuant to the terms of this Agreement or to give effect to any applicable assignment and acceptance.

     "COMPANY"  means  Agribrands International, Inc., a Missouri corporation,
      -------
together  with  its  successors  and  assigns.

     "COMPLIANCE CERTIFICATE" means a certificate substantially in the form of
      ----------------------
Exhibit  C  delivered  to the Agent and each Lender by the Company pursuant to
----------
the  provisions  of  this  Agreement  and  covering,  among  other things, its
--
calculation  of  the  Applicable  Margins, Applicable Facility Fee, Applicable
--
Letter of Credit Fee, its compliance with the financial covenants contained in
--
Section  6.4  and  certain  other  provisions  of  this  Agreement.
------------

     "CONFIDENTIAL  INFORMATION  MEMORANDUM"  means  that certain Confidential
      -------------------------------------
Information Memorandum dated February 1998 and delivered by the Agent and the Company to prospective Lenders in connection with this Agreement.

     "CONSOLIDATED  EBITDA"  means,  for any period, EBITDA of the Company and
      --------------------
its  Subsidiaries  on  a  consolidated  basis.

     "CONSOLIDATED  NET  WORTH" means, at a particular date, all amounts which
      ------------------------
would be included under shareholders' or members' equity for the Company and its consolidated Subsidiaries deter-mined in accordance with Agreement Accounting Principles.

     "CONTAMINANT"  means  any  waste,  pollutant,  hazardous substance, toxic
      -----------
substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos, polychlorinated biphenyls ("PCBS"), or any constituent of any such substance or waste, and includes but is not limited to these terms as defined in Environmental, Health or Safety Requirements of Law.

     "CONTINGENT  OBLIGATION", as applied to any Person, means any Contractual
      ----------------------
Obligation, contingent or otherwise, of that Person with respect to any Indebtedness of another or other obligation or liability of another, including, without limitation, any such Indebtedness, obligation or liability of another directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable, including Contractual Obligations (contingent or otherwise) arising through any agreement to purchase, repurchase, or otherwise acquire such Indebtedness, obligation or liability or any security therefor, or to provide funds for the payment or discharge thereof (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, or other financial condition, or to make payment other than for value received.

     "CONTINGENT  PURCHASE  PRICE OBLIGATION", as applied to any Person, means
      --------------------------------------
any Contractual Obligation of such Person incurred in connection with an Acquisition pursuant to which such Person is obligated to pay additional consideration to the applicable seller in the form of an earnout, milestone payment, contingent purchase price payment, or other similar performance based compensation relating to post-Acquisition financial or operating performance of the business acquired.

     "CONTRACTUAL  OBLIGATION",  as applied to any Person, means any provision
      -----------------------
of any equity or debt securities issued by that Person or any indenture, mortgage, deed of trust, security agreement, pledge agreement, guaranty, contract, undertaking, agreement or instrument, in any case in writing, to which that Person is a party or by which it or any of its properties is bound, or to which it or any of its properties is subject.

     "CONTROLLED  GROUP"  means  the  group  consisting of (i) any corporation
      -----------------
(other than Ralston Purina Company and any company that is a subsidiary of such company as of the Closing Date) which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Company; (ii) a partnership or other trade or business (whether or not incorporated (other than Ralston Purina Company and any company that is a subsidiary of such company as of the Closing Date)) which is under common control (within the meaning of Section 414(c) of the Code) with the Company; and (iii) a member of the same affiliated service group (within the meaning of
Section 414(m) of the Code) as the Company, any corporation described in clause (i) above or any partnership or trade or business described in clause
     ------                                                             ------
(ii)  above  (in  each case, other than Ralston Purina Company and any company
 ---
that  is  a  subsidiary  of  such  company  as  of  the  Closing  Date).
 -

     "CONVERSION/CONTINUATION  NOTICE"  is  defined  in Section 2.6(D) hereof.
      -------------------------------                   --------------

     "CUSTOMARY  PERMITTED  LIENS"  means:
      ---------------------------

     (i) Liens (other than Environmental Liens and Liens in favor of the IRS or the PBGC) with respect to the payment of taxes, assessments or governmental charges in all cases which are not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with Agreement Accounting Principles;

     (ii) statutory Liens of landlords and Liens of suppliers, mechanics, carriers, materialmen, warehousemen or workmen and other similar Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with Agreement Accounting Principles;

     (iii) Liens (other than Environmental Liens and Liens in favor of the IRS or the PBGC) incurred or deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance or other types of social security benefits or to secure the performance of bids, tenders, sales, contracts (other than for the repayment of borrowed money), surety, appeal and performance bonds; provided that (A) all such Liens do not
                                       --------
in the aggregate materially detract from the value of assets or property of any Borrower taken as a whole or materially impair the use thereof in the operation of the businesses taken as a whole, and (B) all Liens securing bonds to stay judgments or in connection with appeals that do not secure at any time an aggregate amount exceeding $5,000,000;

     (iv) Liens arising with respect to zoning restrictions, easements, licenses, reservations, covenants, rights-of-way, utility easements, building restrictions and other similar charges or encumbrances on the use of real property which do not interfere with the ordinary conduct of the business of any Borrower or any Subsidiary of any Borrower;

     (v) Liens of attachment or judgment with respect to judgments, writs or warrants of attachment, or similar process against any Borrower or any Subsidiary of any Borrower which do not constitute a Default under Section
                                                                       -------
7.1(h);
   ---

     (vi) Liens arising from leases, subleases or licenses granted to others which do not interfere in any material respect with the business of any Borrower or any Subsidiary of any Borrower; and

     (vii) any interest or title of the lessor in the property subject to any operating lease entered into by any Borrower or any Subsidiary of any Borrower in the ordinary course of business.

     "DEFAULT"  means  an  event  described  in  Article  VII  hereof.
      -------                                    ------------

     "DOL"  means  the  United  States  Department  of  Labor  and  any Person
      ---
succeeding  to  the  functions  thereof.
      --

     "DOLLAR"  or  "$" means the lawful money of the United States of America.
      ------        -

     "DOLLAR  AMOUNT" of any currency at any date shall mean (i) the amount of
      --------------
such currency if such currency is Dollars or (ii) the Equivalent Amount of Dollars if such currency is any currency other than Dollars, calculated on the basis of the then applicable Exchange Rate.

     "EBITDA"  will  mean,  for  any  period,  on a consolidated basis for the
      ------
applicable Person, the sum of the amounts for such period, without duplication, of (i) net sales minus (ii) cost of products sold minus (iii)
                                  -----                            -----
selling,  general  and administrative expenses, plus (iv) depreciation expense
                                                ----
to  the  extent  deducted  in  computing the amounts in clauses (ii) and (iii)
                                                        ------------     -----
above,  plus  (v)  amortization  expense,  including,  without  limitation,
        ----
amortization of goodwill and other intangible assets to the extent deducted in
       --
computing  the  amounts  in clauses (ii) and (iii) above, all as determined in
                            ------------     -----
accordance with Agreement Accounting Principles. EBITDA for each Subsidiary shall be calculated excluding the effect of any service fees paid by such Subsidiary to the Company.

     "EBITDA CONTRIBUTION RATIO" shall mean the ratio of (i) Total Debt of the
      -------------------------
Company and its Subsidiaries to (ii) the sum of 100% of EBITDA contributed by Subsidiaries in countries with a rating of equal to or better than BBB- from S&P and Baa3 from Moody's and 50% of EBITDA contributed by Subsidiaries in countries with a rating of lower than BBB- from S&P or lower than Baa3 from Moody's.

     "ENVIRONMENTAL,  HEALTH  OR  SAFETY  REQUIREMENTS  OF  LAW"  means  all
      ---------------------------------------------------------
Requirements  of  Law  derived from or relating to foreign, federal, state and
      ---
local laws or regulations relating to or addressing pollution or protection of the environment, or protection of worker health or safety, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq., the Occupational Safety and Health
                                   -- ---
Act  of  1970,  29  U.S.C.      651 et seq., and the Resource Conservation and
                                    -- ---
Recovery  Act  of  1976,  42 U.S.C.   6901 et seq., in each case including any
                                           -- ---
amendments thereto, any successor statutes, and any regulations or guidance promulgated thereunder, and any state or local equivalent thereof.

     "ENVIRONMENTAL  LIEN" means a lien in favor of any Governmental Authority
      -------------------
for (a) any liability under Environmental, Health or Safety Requirements of Law, or (b) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

     "ENVIRONMENTAL PROPERTY TRANSFER ACT" means any applicable requirement of
      -----------------------------------
law that conditions, restricts, prohibits or requires any notification or disclosure triggered by the closure of any property or the transfer, sale or lease of any property or deed or title for any property for environmental reasons, including, but not limited to, any so-called "Industrial Site Recovery Act" or "Responsible Property Transfer Act."

     "EQUIPMENT" means all of the present and future (i) equipment, including,
      ---------
without limitation, machinery, manufacturing, distribution, selling, data processing and office equipment, assembly systems, tools, molds, dies, fixtures, appliances, furniture, furnishings, vehicles, vessels, aircraft, aircraft engines, and trade fixtures, (ii) other tangible personal property (other than the Inventory), and (iii) any and all accessions, parts and appurtenances attached to any of the foregoing or used in connection therewith, and any substitutions therefor and replacements, products and proceeds thereof owned by the Company or any of the other Borrowers.

     "EQUITY  INTERESTS"  means  Capital  Stock  and  all  warrants,  options,
      -----------------
purchase  rights,  conversion  or  exchange  rights,  other  rights to acquire
      -
Capital Stock and all voting rights, calls or claims of any character with respect thereto (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

     "EQUIVALENT AMOUNT" of any currency with respect to any amount of Dollars
      -----------------
at any date means the equivalent in such currency of such amount of Dollars, calculated on the basis of the then applicable Exchange Rate rounded up to the nearest incremental amount of such currency as determined by the Agent from time to time.

     "ERISA"  means  the  Employee  Retirement Income Security Act of 1974, as
      -----
amended from time to time including (unless the context otherwise requires) any rules or regulations promulgated thereunder.

     "EURODOLLAR  ADVANCE"  means  an  Advance (other than a Korean Eurodollar
      -------------------
Advance)  which  bears  interest  at  the  Eurodollar  Rate.

     "EURODOLLAR BASE RATE" means, with respect to a Eurodollar Loan or Korean
      --------------------
Eurodollar Loan for the relevant Interest Period, the rate at which deposits in Dollars are offered by ABN AMRO Bank N.V. to first-class banks in the London interbank market at approximately (x) in the case of a Eurodollar Loan, 11:00 a.m. (London time) two Business Days and (y) in the case of a Korean Eurodollar Loan, 11:00 a.m. (London time) three Business Days, prior to the first day of such Interest Period, in the approximate amount of the portions of the relevant Eurodollar Loan of ABN AMRO Bank N.V., and having a maturity approximately equal to such Interest Period.

     "EURODOLLAR  LOAN" means a Loan (other than a Korean Eurodollar Loan), or
      ----------------
portion  thereof,  which  bears  interest  at  the  Eurodollar  Rate.

"EURODOLLAR  RATE"  means,  with  respect  to  a  Eurodollar Advance or Korean
 ----------------
Eurodollar  Advance  for  the relevant Interest Period, the sum of (a) (i) the
 -----
Eurodollar  Base  Rate  divided  by  (ii)  one  minus  the Reserve Requirement
 -                                              -----
(expressed  as  a  decimal)  applicable  to  such Interest Period plus (b) the
 -                                                                ----
percentage  determined  in accordance with Section 2.4(b) to be the Applicable
 -                                         --------------
Eurodollar  Margin  in  connection  with  Eurodollar  Loans.

     "EXCHANGE  RATE"  means  with respect to Korean Won on a particular date,
      --------------
the rate at which Korean Won may be exchanged into Dollars, calculated on the basis of the arithmetical mean of the buy and sell spot rates of exchange of the Agent in the London interbank market (or other market where the Agent's foreign currency exchange operations in respect of Korean Won are then being conducted) for Korean Won at or about 1:00 p.m. (local time), on such date for the purchase of Dollars with Korean Won for delivery five (5) Business Days later; provided, however, that if at the time of any such determination, for
        --------   -------
any reason, no such spot rate is being quoted, the Agent may use any reasonable method it deems appropriate to determine such rate, and such determination shall be conclusive absent manifest error.

     "FEDERAL  FUNDS  EFFECTIVE RATE" means, for any day, an interest rate per
      ------------------------------
annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (New York time) on such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent in its sole discretion.

     "FEES"  are  described  in  Section  2.10(C)  hereof.
      ----                       ----------------

     "FOREIGN  EMPLOYEE  BENEFIT  PLAN"  means  any  employee  benefit plan as
      --------------------------------
defined in Section 3(3) of ERISA which is maintained or contributed to for the benefit of the employees of the Company, any of its Subsidiaries or any members of its Controlled Group and is not covered by ERISA pursuant to ERISA
Section  4(b)(4).

     "FOREIGN  PENSION  PLAN"  means any employee benefit plan as described in
      ----------------------
Section 3(3) of ERISA which (i) is maintained or contributed to for the benefit of employees of the Company, any of its Subsidiaries or any of its ERISA Affiliates, (ii) is not covered by ERISA pursuant to Section 4(b)(4) of ERISA, and (iii) under applicable local law, is required to be funded through a trust or other funding vehicle.

     "GOVERNMENTAL  ACTS"  is  defined  in  Section  2.21(a)  hereof.
      ------------------                    ----------------

     "GOVERNMENTAL  AUTHORITY"  means  any  nation or government, any federal,
      -----------------------
state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "GUARANTY"  means  each of (i) those certain Guaranties executed in favor
      --------
of the Agent for the benefit of the Holders of Secured Obligations pursuant to which each of the Subsidiary Borrowers and Subsidiary Obligors shall guaranty all of the Obligations of the other Subsidiary Borrowers and Subsidiary Obligors and (ii) that certain Guaranty executed by the Company in favor of the Agent for the benefit of the Holders of Secured Obligations pursuant to which the Company shall guaranty all of the Obligations of the Subsidiary Borrowers and the Subsidiary Obligors, in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time.

"HEDGING  AGREEMENTS"  is  defined  in  Section  6.3(P).
 -------------------                    ---------------

     "HEDGING  OBLIGATIONS"  of a Person means any and all obligations of such
      --------------------
Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, commodity prices, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.

     "HOLDERS  OF  SECURED  OBLIGATIONS"  means  the  holders  of  the Secured
      ---------------------------------
Obligations from time to time and shall refer to (i) each Lender in respect of
      -
its Loans and the L/C Obligations owed directly or indirectly to such Lender (including, if applicable, any agency or Affiliate of a Lender), (ii) the Issuing Lenders in respect of Reimbursement Obligations and other Obligations relating to its Letters of Credit, (iii) the Agent, the Arranger, and the Issuing Lenders in respect of all other present and future obligations and liabilities of any Borrower or any of their subsidiaries of every type and description arising under or in connection with this Agreement or any other Loan Document, (iv) each Indemnitee in respect of the obligations and liabilities of any Borrower to such Person hereunder or under any of the Loan Documents, (v) each Lender (or any agency or Affiliate thereof) in respect of all Hedging Obligations of any Borrower or any of their Subsidiaries to such lender (or agency or Affiliate thereof) and (vi) their respective successors, transferees and assigns.

     "INDEBTEDNESS"  of  any Person means (i) any indebtedness of such Person,
      ------------
contingent or otherwise, (a) in respect of borrowed money including all principal, interest, fees and expenses with respect thereto (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), or (b) evidenced by bonds, notes, acceptances, debentures or other instruments or letters of credit (or reimbursement obligations with respect thereto, including, in the case of the Borrowers, Reimbursement Obligations with respect to amounts funded under the Letters of Credit) or representing the balance deferred and unpaid of the purchase price of any property (including pursuant to Capitalized Leases) or services, if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet of such Person prepared in accordance with Agreement Accounting Principles (except that any such balance that constitutes a trade payable and/or an accrued liability arising in the ordinary course of business shall not be considered Indebtedness); (ii) to the extent not otherwise included, (a) any Capitalized Lease Obligations, (b) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, and (c) Contingent Obligations in respect of Indebtedness of other Persons (exclusive of whether such items would appear upon such balance sheet). The amount of Indebtedness of any Person at any date shall be without duplication (i) the outstanding balance at such date of all unconditional obligations as described above and the maximum liability of any such Contingent Obligations at such date and (ii) in the case of Indebtedness of others secured by a Lien to which the property or assets owned or held by such Person is subject, the lesser of
(x) the fair market value at such date of any asset subject to a Lien securing the Indebtedness of others and (y) the amount of the Indebtedness secured.

     "INDEMNIFIED  MATTERS"    is  defined  in  Section  9.7(B)  hereof.
      --------------------                      ---------------

     "INDEMNITEES"  is  defined  in  Section  9.7(B)  hereof.
      -----------                    ---------------

"INTEREST  EXPENSE"  means,  for  any  period, the consolidated total interest
 -----------------
expense  of  the  Company  and  its Subsidiaries, determined on a consolidated
 ---
basis,  whether  paid  or  accrued,  but  without  duplication  (including the
 ---
interest  component of Capitalized Leases), but excluding interest expense not
 ---
payable in cash (including amortization of discount) and excluding the arrangement fee set forth in the letter agreement between the Agent, the Arranger and the Company dated February 25, 1998, all as determined in conformity with Agreement Accounting Principles.

     "INTEREST  PERIOD" means, (x) with respect to a Eurodollar Loan, a period
      ----------------
of one (1), two (2), three (3) or six (6) months, and, to the extent available to all of the Lenders, upon request of the applicable Borrower and only if the Lenders, in their discretion, shall agree, nine (9) months or twelve (12) months, and (y) with respect to a Korean Eurodollar Loan, a period of one
(1), two (2) or three (3) months, and, to the extent available to all of the Lenders, upon request of Purina Korea, Inc. and only if the Lenders, in their discretion, shall agree, six (6) months, in each case commencing on a Business Day selected by the applicable Borrower pursuant to this Agreement. Such Interest Period shall end on (but exclude) the day which corresponds numerically to such date one, two, three or six months and, if applicable, nine or twelve months, thereafter; provided, however, that if there is no such
                                   --------  -------
numerically corresponding day in such next, second, third or sixth succeeding month and, if applicable, ninth or twelfth succeeding month, such Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month and, if applicable, ninth or twelfth succeeding month. With respect to a Korean Won Advance, Interest Period means a period designated by the Agent of approximately ninety (90) days. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that if said next
                                          --------  -------
succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day.

     "INVESTMENT" means, with respect to any Person, (i) any purchase or other
      ----------
acquisition by that Person of any Equity Interest, notes, debentures or other securities, or of a beneficial interest in any Equity Interest, notes, debentures or other securities, issued by any other Person, (ii) any purchase by that Person of all or substantially all of the assets of a business conducted by another Person, and (iii) any loan, advance (other than deposits with financial institutions available for withdrawal on demand, prepaid expenses, accounts receivable, advances to employees and similar items in each case made or incurred in the ordinary course of business) or capital contribution by that Person to any other Person, including all Indebtedness to such Person arising from a sale of property by such Person other than in the ordinary course of its business.

     "IRS" means the Internal Revenue Service and any Person succeeding to the
      ---
functions  thereof.

     "ISSUING  LENDER"  means, as the context may require, ABN AMRO Bank N.V.,
      ---------------
with respect to Letters of Credit issued by it pursuant to this Agreement, and any other Lender that becomes an Issuing Lender, pursuant to Section 2.16,
                                                                 ------------
with  respect  to  Letters  of  Credit  issued  by  such  Lender.

     "KNOWLEDGE"  means,  at any time in respect of any Person and relative to
      ---------
any matter, knowledge which the Authorized Officers of such Person would reasonably be expected to have regarding such matter.

     "KOREAN  CD  RATE"  means  with respect to any Korean Won Advance for any
      ----------------
specified Interest Period, the rate per annum, as determined by the Agent, shown on page "KWCD 3M" screen of the Bloomberg L.P. service (or such other page as may replace the "KWCD 3M" screen on that service) for the purpose of displaying the rate offered in Seoul, Korea for 91-day certificates of deposit issued in Seoul, Korea as of 11:00 a.m. (Seoul time) five (5) Business Days prior to the first day of such Interest Period.
"KOREAN EURODOLLAR ADVANCE" means an Advance to Purina Korea, Inc., in Dollars
 -------------------------
which  bears  interest  at  the  Korean  Eurodollar  Rate.

     "KOREAN  EURODOLLAR  LOAN"  means a Loan, or portion thereof, which bears
      ------------------------
interest  at  the  Korean  Eurodollar  Rate.

     "KOREAN  EURODOLLAR  RATE" means a rate per annum equal to the Eurodollar
      ------------------------
Rate  minus  the  Applicable  Eurodollar  Margin  plus  3.50%  per  annum.
      -----                                       ----

     "KOREAN  WON  ADVANCE"  means  an  advance  made  pursuant to Section 2.1
      --------------------                                         -----------
denominated  in  Korean  Won  to  Purina  Korea,  Inc.

     "KOREAN  WON  LOAN" means with respect to a Lender, such Lender's portion
      -----------------
of  any  Korean  Won  Advance  made  pursuant  to  Section  2.1.
                                                   ------------

     "L/C DRAFT" means a draft drawn on an Issuing Lender pursuant to a Letter
      ---------
of  Credit.

     "L/C  INTEREST"  is  defined  in  Section  2.17.
      -------------                    -------------

     "L/C  OBLIGATIONS" means, without duplication, an amount equal to the sum
      ----------------
of (i) the aggregate of the amount then available for drawing under each of the Letters of Credit, (ii) the face amount of all outstanding L/C Drafts corresponding to the Letters of Credit, which L/C Drafts have been accepted by the Issuing Lender, (iii) the aggregate outstanding amount of all Reimbursement Obligations at such time and (iv) the aggregate face amount of all Letters of Credit requested by any Borrower but not yet issued (unless the request for an unissued Letter of Credit has been denied).

     "LENDERS" means the lending institutions listed on the signature pages of
      -------
this Agreement, including the Issuing Lenders and their respective successors and assigns.

     "LENDING  INSTALLATION" means, with respect to a Lender or the Agent, any
      ---------------------
office,  branch,  subsidiary  or  affiliate  of  such  Lender  or  the  Agent.

     "LETTER(S)  OF CREDIT" means the letters of credit to be issued by one of
      --------------------
the  Issuing  Lenders  pursuant  to  Section  2.16  hereof.
                                     -------------

     "LIEN"  means  any  lien  (statutory  or  other),  mortgage,  pledge,
      ----
hypothecation,  assignment,  deposit  arrangement,  encumbrance or preference,
      ----
priority or security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

     "LOAN(S)"  means  with  respect to a Lender, such Lender's portion of any
      -------
Advance  made  pursuant  to  Section  2.1.
                             ------------

     "LOAN  ACCOUNT"  is  defined  in  Section  2.10(F)  hereof.
      -------------                    ----------------

     "LOAN  DOCUMENTS"  means  this  Agreement  and  all  other  documents,
      ---------------
instruments  and  agreements  executed in connection therewith or contemplated
      ----
thereby, including the letter agreements regarding fees among the Agent, the Arranger, and the Company and between the Agent and the Borrower, in each case as the same may be amended, restated or otherwise modified and in effect from time to time.

     "LONG  TERM  CREDIT  AGREEMENT"  means  that  certain  Long  Term  Credit
      -----------------------------
Agreement,  dated  as  of  March  __,  1998,  by  and  among  the Company, the
      --
Subsidiary  Borrowers,  the Subsidiary Obligors, the Lenders and the Agent, as
      --
the same may be amended, restated, supplemented or otherwise modified from time to time.

     "MARGIN STOCK" shall have the meaning ascribed to such term in Regulation
      ------------
U.

     "MATERIAL  ADVERSE  EFFECT"  means a material adverse effect upon (a) the
      -------------------------
business, condition (financial or otherwise), operations, performance, properties or prospects of the Company and its Subsidiaries taken as a whole,
(b) the ability of the Company and the other Borrowers and the Subsidiary Obligors taken as a whole to perform their obligations under the Loan Documents in any material respect, or (c) the ability of the Lenders or the Agent to enforce in any material respect this Agreement, the Obligations or their rights with respect to the Collateral other than any such inability resulting form the gross negligence or willful misconduct of any Lender or the Agent.

     "MAXIMUM  KOREAN  COMMITMENT"  shall  mean  the  maximum amount which the
      ---------------------------
Lenders have agreed to provide as Loans or Letters of Credit to Purina Korea, Inc. under this Agreement. The initial Maximum Korean Commitment is $15,000,000.

     "MAXIMUM  KOREAN  WON COMMITMENT" shall mean the maximum amount which the
      -------------------------------
Lenders have agreed to provide as Loans or Letters of Credit to Purina Korea, Inc. in Korean Won under this Agreement. The Dollar Amount of the initial Maximum Korean Won Commitment is $7,500,000.

     "MOODY'S"  means  Moody's  Investors  Service,  Inc.
      -------

     "MULTIEMPLOYER  PLAN"  means a "Multiemployer Plan" as defined in Section
      -------------------
4001(a)(3) of ERISA which is, or within the immediately preceding six (6) years was, contributed to by either the Company or any member of the Controlled Group.

     "NOTICE  OF  ASSIGNMENT"  is  defined  in  Section  12.3(B)  hereof.
      ----------------------                    ----------------

     "OBLIGATIONS" means all Loans, advances, debts, liabilities, obligations,
      -----------
covenants and duties owing by any of the Borrowers or Subsidiary Obligors to the Agent, the Arranger, or the Lenders, the Issuing Lenders, any Affiliate of any of the foregoing or any Indemnitee, of any kind or nature, present or future, arising under this Agreement or any other Loan Document, whether or not evidenced by any note, guaranty or other instrument, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification, or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all interest, charges, expenses, fees, attorneys' fees and disbursements, paralegals' fees (in each case whether or not allowed), and any other sum chargeable to any of the Borrowers or Subsidiary Obligors under this Agreement or any other Loan Document.

     "OTHER  TAXES"  is  defined  in  Section  2.10(E)(ii)  hereof.
      ------------                    --------------------

     "PARTICIPANTS"  is  defined  in  Section  12.2(A)  hereof.
      ------------                    ----------------

     "PAYMENT DATE" means the last Business Day of each March, June, September
      ------------
and  December.

     "PBGC"  means  the Pension Benefit Guaranty Corporation, or any successor
      ----
thereto.

     "PERMITTED  ACQUISITION"  is  defined  in  Section  6.3(G)  hereof.
      ----------------------                    ---------------

     "PERMITTED  EXISTING  CONTINGENT  OBLIGATIONS"  means  the  Contingent
      --------------------------------------------
Obligations  of  the  Borrowers  and  all  other  Subsidiaries  of the Company
      --
identified  as  such  on  Schedule  1.1.1  to  this  Agreement.
      -                   ---------------

     "PERMITTED EXISTING INDEBTEDNESS" means the Indebtedness of the Borrowers
      -------------------------------
and all other Subsidiaries of the Company identified as such on Schedule 1.1.2
                                                                --------------
to  this  Agreement.

     "PERMITTED  EXISTING  INVESTMENTS" means the Investments of the Borrowers
      --------------------------------
and all other Subsidiaries of the Company identified as such on Schedule 1.1.3
                                                                --------------
to  this  Agreement.

     "PERMITTED  EXISTING LIENS" means the Liens on assets of the Borrowers or
      -------------------------
all  other Subsidiaries of the Company identified as such on Schedule 1.1.4 to
                                                             --------------
this  Agreement.

     "PERSON"  means  any  natural  person,  corporation, firm, company, joint
      ------
venture, partnership, association, enterprise, trust or other entity or organization, or any government, domestic or foreign, or political subdivision or any agency, department or instrumentality thereof.

     "PLAN" means an employee benefit plan defined in Section 3(3) of ERISA in
      ----
respect of which the Company or any member of the Controlled Group is, or within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA.

     "PLEDGE  AGREEMENTS"  means  those  certain Pledge Agreements pursuant to
      ------------------
which the Company pledges to the Agent for the benefit of the Holders of Secured Obligations all of the Capital Stock of each of the Subsidiary Borrowers and Subsidiary Obligors.

     "PRIME  RATE"  shall  mean  the rate of interest per annum announced from
      -----------
time to time by the Agent as its prime lending rate in effect at its principal office in New York, New York; each change in the Prime Rate shall be effective on the date such change is announced. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate charged to any customers. ABN AMRO Bank N.V. and the other Lenders may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

     "PRO  RATA  SHARE"  means,  with  respect  to  any Lender, the percentage
      ----------------
obtained by dividing (A) such Lender's Commitment at such time (as adjusted from time to time in accordance with the provisions of this Agreement) by (B) the Aggregate Commitments at such time; provided, however, if all of the
                                              --------  -------
Commitments are terminated pursuant to the terms of this Agreement, then "Pro Rata Share" means the percentage obtained by dividing (x) the sum of all of such Lender's Loans and L/C Obligations by (y) the aggregate amount of all Loans and L/C Obligations.

     "PURCHASERS"  is  defined  in  Section  12.3(A)  hereof.
      ----------                    ----------------

     "RATE  OPTION"  means  the  applicable  Eurodollar  Rate  or  Base  Rate.
      ------------

     "REGULATION  G"  means  Regulation  G  of  the  Board of Governors of the
      -------------
Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by nonbank, nonbroker lenders for the purpose of purchasing or carrying margin stock (as defined therein).

     "REGULATION  T"  means  Regulation  T  of  the  Board of Governors of the
      -------------
Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by and to brokers and dealers of securities for the purpose of purchasing or carrying margin stock (as defined therein).

     "REGULATION  U"  means  Regulation  U  of  the  Board of Governors of the
      -------------
Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying Margin Stock applicable to member banks of the Federal Reserve System.

     "REGULATION  X"  means  Regulation  X  of  the  Board of Governors of the
      -------------
Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by foreign lenders for the purpose of purchasing or carrying margin stock (as defined therein).

     "REIMBURSEMENT  OBLIGATION"  is  defined  in  Section  2.18  hereof.
      -------------------------                    -------------

     "RELEASE"  means  any  release,  spill,  emission,  leaking,  pumping,
      -------
injection,  deposit,  disposal, discharge, dispersal, leaching or migration of
      ---
Contaminants into the indoor or outdoor environment, including the movement of Contaminants through or in the air, soil, surface water or groundwater.

     "REPLACEMENT  LENDER"  is  defined  in  Section  2.15  hereof.
      -------------------                    -------------

     "REPORTABLE EVENT" means a reportable event as defined in Section 4043 of
      ----------------
ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days after such event occurs; provided, however, that a failure to meet the minimum
                         --------  -------
funding standards of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or
Section  412(d)  of  the  Code.

     "REQUIRED LENDERS" means Lenders whose Pro Rata Shares, in the aggregate,
      ----------------
are  at  least  sixty-six and two-thirds percent (66-2/3%), provided, however,
                                                            --------  -------
that,  if  any  of  the Lenders shall have failed to fund its Revolving Credit
Share of any Loan requested by any Borrower which such Lenders are obligated to fund under the terms of this Agreement and any such failure has not been cured, then for so long as such failure continues, "REQUIRED LENDERS" means Lenders (excluding all Lenders whose failure to fund such Loans have not been so cured) whose Pro Rata Shares represent at least sixty-six and two-thirds percent (66-2/3%) of the aggregate Pro Rata Shares of such non-defaulting Lenders; provided, further, however, that, if the Commitments have been
          --------   -------   -------
terminated pursuant to the terms of this Agreement, "REQUIRED LENDERS" means Lenders (without regard to such Lenders' performance of their respective obligations hereunder) whose aggregate ratable shares (stated as a percentage) of the aggregate outstanding principal balance of all Loans and L/C Obligations are at least sixty-six and two-thirds percent (66-2/3%).

     "REQUIREMENTS OF LAW" means, as to any Person, the charter and by-laws or
      -------------------
other organizational or governing documents of such Person, and any law, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject including, without limitation, the Securities Act, the Securities Exchange Act, Regulations G, T, U and X, ERISA, the Fair Labor Standards Act, the Worker Adjustment and Retraining Notification Act, Americans with Disabilities Act of 1990, and any certificate of occupancy, zoning ordinance, building, environmental or land use requirement or Permit or environmental, labor, employment, occupational safety or health law, rule or regulation, including Environmental, Health or Safety Requirements of Law.

     "RESERVE  REQUIREMENT"  means  the  maximum  reserve  requirement,  as
      --------------------
prescribed  by  the  Board  of Governors of the Federal Reserve System (or any
      ---
successor) with respect to "Eurodollar liabilities" or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Eurodollar Loans is determined or category of extensions of credit or other assets which includes loans by a non-United States office of any Lender to United States residents.

     "RESET  DATE"  is  defined  in  Section  1.2.
      -----------                    ------------

     "RESTRICTED JUNIOR PAYMENT" means (i) any dividend or other distribution,
      -------------------------
direct or indirect, on account of any ownership, membership or other Equity Interest in the Company now or hereafter outstanding, except a dividend payable solely in additional interests of the same type, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any ownership, membership or other Equity Interest in the Company or any such interests or shares of any class of Capital Stock of the Company now or hereafter outstanding, (iii) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding options or other rights to acquire any ownership, membership or other Equity Interests in the Company and (iv) any payment of a claim for the rescission of the purchase or sale of, or for material damages arising from the purchase or sale of any ownership, membership or other Equity Interests in the Company or of a claim for reimbursement, indemnification or contribution arising out of or related to any such claim for damages or rescission.

     "REVOLVING  ADVANCE"  means  a  borrowing  hereunder  consisting  of  the
      ------------------
aggregate amount of the several ratable Revolving Loans made by the Lenders to
      -
any Borrower having Commitments to such Borrower of the same Type and, in the case of Eurodollar Advances, denominated in the same currency and for the same Interest Period.

     "REVOLVING CREDIT AVAILABILITY" means, at any particular time, the amount
      -----------------------------
by which the Aggregate Commitment at such time exceeds the Dollar Amount of the Revolving Credit Obligations at such time.

     "REVOLVING  CREDIT OBLIGATIONS" means, at any particular time, the sum of
      -----------------------------
(i) the outstanding principal Dollar Amount of the Revolving Loans at such time, plus (ii) the L/C Obligations at such time.
       ----

     "REVOLVING  CREDIT  SHARE"  means,  with  respect  to  any  Lender,  the
      ------------------------
percentage  obtained  by dividing (A) such Lender's Commitment at such time by
      ---
(B)  the  Aggregate  Commitment  at  such  time.

     "REVOLVING  LOAN"  is  defined  in  Section  2.1.
      ---------------                    ------------

     "RISK-BASED  CAPITAL  GUIDELINES"  is  defined  in  Section  3.2  hereof.
      -------------------------------                    ------------

     "SECURED  OBLIGATIONS"  means, collectively, (i) the Obligations and (ii)
      --------------------
all Hedging Obligations owing to one or more of the Lenders (or any agency or Affiliate thereof) by any of the Borrowers or Subsidiary Obligors.

     "S&P"  means  Standard  &  Poor's  Ratings  Group.
      ---

     "SINGLE  EMPLOYER  PLAN"  means  a  Plan maintained by the Company or any
      ----------------------
member of the Controlled Group for employees of the Company or any member of the Controlled Group.

     "SUBSIDIARY"  of  a Person means (i) any corporation more than 50% of the
      ----------
outstanding Capital Stock having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any company, partnership, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a direct or indirect Subsidiary of the Company.

     "SUBSIDIARY  BORROWERS"  means  those Borrowers which are Subsidiaries of
      ---------------------
the  Company.

     "SUBSIDIARY  OBLIGORS"  means Purina Korea, Inc., a corporation organized
      --------------------
under the laws of Korea, Industrias Purina S.A. de C.V., a company organized under the laws of Mexico, Purina Colombiana S.A., a company organized under the laws of Colombia, Agribrands Purina do Brasil, Ltda., a company organized under the laws of Brazil, Purina Philippines, Inc., a corporation organized under the laws of the Philippines, and Purina de Venezuela, C.A., a company organized under the laws of Venezuela.

     "TAXES"  is  defined  in  Section  2.10(E)(i)  hereof.
      -----                    -------------------

     "TERMINATION  DATE"  means  the  earlier  of  (a)  March 29, 1999, or any
      -----------------
subsequent date to which the Termination Date may have been extended pursuant to the terms of Section 2.24 or (b) the date of termination of the Commitments
                ------------
pursuant  to  Section  8.1.
              ------------

     "TERMINATION  EVENT"  means  (i)  a  Reportable Event with respect to any
      ------------------
Benefit Plan; (ii) the withdrawal of the Company or any member of the Controlled Group from a Benefit Plan during a plan year in which the Company or such Controlled Group member was a "substantial employer" as defined in
Section 4001(a)(2) of ERISA or the cessation of operations which results in the termination of employment of twenty percent (20%) of Benefit Plan participants who are employees of the Company or any member of the Controlled Group; (iii) the imposition of an obligation on the Company or any member of the Controlled Group under Section 4041 of ERISA to provide affected parties written notice of intent to terminate a Benefit Plan in a distress termination described in Section 4041(c) of ERISA; (iv) the institution by the PBGC of proceedings to terminate a Benefit Plan; (v) any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Benefit Plan; or (vi) the partial or complete withdrawal of the Company or any member of the Controlled Group from a Multiemployer Plan.

"TOTAL  DEBT"  means  the  sum  of  all  Indebtedness  of  the Company and its
 -----------
Subsidiaries  (including,  without limitation and without duplication, standby
 -------
letters  of  credit  (whether  on or off-balance sheet)) minus ordinary course
                                                         -----
liability for trade indebtedness (including reimbursement under commercial letters of credit).

     "TRANCHE A OBLIGATIONS" means the Obligations of the Borrowers other than
      ---------------------
Purina  Korea,  Inc.

     "TRANCHE B OBLIGATIONS" means the Obligations of the Subsidiary Obligors.
      ---------------------

     "TRANSFEREE"  is  defined  in  Section  12.5  hereof.
      ----------                    -------------

     "TYPE"  means,  with  respect  to  any Advance, its nature as a Base Rate
      ----
Advance or a Eurodollar Advance or a Korean Eurodollar Advance or a Korean Won Advance.

     "UNMATURED  DEFAULT"  means  an event which, but for the lapse of time or
      ------------------
the  giving  of  notice,  or  both,  would  constitute  a  Default.

     The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. Any accounting terms used in this Agreement which are not specifically defined herein shall have the meanings customarily given them in accordance with United States generally accepted accounting principles in existence as of the date hereof.

     1.2    Currency  Equivalents.  Not later than 1:00 p.m., New York time or
            ---------------------
Seoul,  Korea  time,  as applicable, on each Calculation Date, the Agent shall
(i) determine the Exchange Rate as of such Calculation Date with respect to Korean Won and (ii) give notice thereof to the Company and the Lenders. The Exchange Rates so determined shall become effective immediately with respect to any new Loans being made or Letters of Credit being issued on any Calculation Date and otherwise on the fifth Business Day immediately following the relevant Calculation Date (a "RESET DATE"), shall remain effective until the next succeeding Reset Date and shall during the period of their effectiveness be employed in making any computation of currency equivalents required to be made under this Agreement.


ARTICLE  II:    THE  CREDITS
----------------------------

     2.1    Revolving Loans to the Company and the Subsidiary Borrowers.  Upon
            -----------------------------------------------------------
the satisfaction of the conditions precedent set forth in Sections 4.1 and 4.2
                                                          ------------     ---
hereof, from and including the date of this Agreement and prior to the Termination Date, each Lender with a Commitment severally and not jointly agrees, on the terms and conditions set forth in this Agreement, to make revolving loans to the Company and/or the Subsidiary Borrowers from time to time, in Dollars or, with respect to Purina Korea, Inc., Korean Won, in a Dollar Amount, not to exceed such Lender's Revolving Credit Share of the Dollar Amount of the Revolving Credit Availability at such time (each individually, a "REVOLVING LOAN" and, collectively, the "REVOLVING LOANS"); provided, however, that no Lender shall be obligated to make any Revolving
  ------   -------
Loan  hereunder to any Borrower unless the "Revolving Credit Obligations" owed
  -
by such Borrower under and as defined under the Long Term Credit Agreement shall be equal to the amounts set forth in the second proviso of the first sentence of Section 2.1 of the Long Term Credit Agreement, provided that, with
                                                           --------
respect to Revolving Loans to Purina Korea, Inc. and denominated in Korean Won and subject to the conditions precedent set forth in Sections 4.1 and 4.2
                                                          ------------     ---
hereof, Purina Korea, Inc. may request Revolving Loans denominated in Korean Won hereunder so long as the Dollar Amount of "Revolving Credit Obligations" denominated in Korean Won under and as defined in the Long Term Credit Agreement is equal to the "Maximum Korean Won Commitment" under and as defined in the Long Term Credit Agreement; provided, further, however, at no time
                                        --------  -------  -------
shall the Dollar Amount of the Revolving Credit Obligations in Korean Won exceed the Maximum Korean Won Commitment other than as a result of currency fluctuations and then only to the extent permitted in Section 2.2(B);
                                                               --------------
provided,  further,  however,  at  no  time  shall the amount of the Revolving
           -------   -------
Credit Obligations owed by any of the Borrowers pursuant to this Agreement exceed the corresponding amounts listed below:

     Agribrands  International,  Inc.                    $  5,000,000
Agribrands  Canada,  Inc.                              $  6,500,000
Purina  Italia  S.p.A.                              $  4,000,000
Purina  Espana,  S.A.                              $  2,500,000
Purina  Hungaria  Animal  Feed
     Production  &  Trading  Company  Ltd.          $  2,000,000
Purina  Korea,  Inc.                              $15,000,000

Each Revolving Advance under this Section 2.1 shall consist of Revolving Loans
                                  -----------
made by each such Lender ratably in proportion to such Lender's respective Revolving Credit Share. Subject to the terms of this Agreement, the Borrowers may borrow, repay and reborrow at any time prior to the Termination Date. Korean Won Advances and Korean Eurodollar Advances shall bear interest at the rates prescribed in Section 2.4(c). On the Termination Date, the outstanding
                     --------------
principal balance of the Revolving Loans shall be paid in full by the applicable Borrower and prior to the Termination Date prepayments of the Revolving Loans shall be made if and to the extent required in Section 2.2(B).
                                                               --------------

     2.2  Prepayments. (A)  Optional Payments.  Upon prior notice to the Agent
          -----------       -----------------
which notice shall be given not later than 11:00 a.m. (New York time) on the date of payment, the Borrowers may from time to time repay or prepay, without penalty or premium all or any part of outstanding Base Rate Advances. Subject to payment of all amounts payable pursuant to Section 3.4 upon not less than
                                                -----------
(x) five (5) Business Days' prior notice with respect to Advances to Purina Korea, Inc. and (y) two (2) Business Day's prior notice with respect to all other Advances, in each case to the Agent which notice shall be given not later than 11:00 a.m. (New York time or Seoul, Korea time, as applicable), the Borrowers may from time to time repay or prepay all or any part of the Korean Eurodollar Advances or Korean Won Advances, or Eurodollar Advances, respectively. Unless the aggregate outstanding principal balance of the applicable Loans is to be prepaid in full, voluntary prepayments of the Loans shall be in the same aggregate minimum amounts and integral multiples in excess of such amounts as are required for borrowings of Loans of the same Type and in the same currency as set forth in Section 2.5.
                                                        ------------

     (B)   Mandatory Prepayments.  (a) If at any time the Dollar Amount of the
           ---------------------
Revolving Credit Obligations is greater than 105% of the Aggregate Commitment, the Borrowers shall within five (5) Business Days after receiving notice thereof from the Agent make a mandatory prepayment (i) of the Obligations in an amount equal to such excess and (ii) of the Korean Won Loans and/or L/C Obligations denominated in Korean Won in an aggregate amount such that after giving effect thereto the Dollar Amount of the sum of the Korean Won Loans and L/C Obligations denominated in Korean Won is less than or equal to the Maximum Korean Won Commitment.

     (b) If at any time (x) the "Revolving Credit Obligations" owed by any Borrower or Subsidiary Obligor under and as defined in the Long Term Credit Agreement shall be less than the amounts set forth in either of (A) the second proviso of the first sentence of Section 2.1 of the Long Term Credit Agreement or (B) the first proviso of the first sentence of Section 2.16 of the Long Term Credit Agreement, and (y) the Revolving Credit Obligations of such
Borrower or Subsidiary Obligor hereunder shall be greater than zero, the applicable Borrower or Subsidiary Obligor shall not later than the last day of the then current Interest Period with respect thereto make a mandatory prepayment of the Obligations owed by it in an amount equal to the excess of the amounts set forth in either of (A) the second proviso of the first sentence of Section 2.1 of the Long Term Credit Agreement or (B) the first proviso of the first sentence of Section 2.16 of the Long Term Credit Agreement, as applicable, over the "Revolving Credit Obligations" of such Borrower or Subsidiary Obligor under and as defined in the Long Term Credit Agreement.

     (c) If at any time (x) the "Maximum Korean Won Commitment" under and as defined in the Long Term Credit Agreement is greater than the Dollar Amount of "Revolving Credit Obligations" denominated in Korean Won under and as defined in the Long Term Credit Agreement, and (y) the Revolving Credit Obligations denominated in Korean Won hereunder shall be greater than zero, Purina Korea, Inc. shall not later than the then current Interest Period with respect thereto make a mandatory prepayment of the Obligations hereunder denominated in Korean Won in an amount equal to the excess of the "Maximum Korea Won Commitment" under and defined in the Long Term Credit Agreement over the Dollar Amount of "Revolving Credit Obligations" denominated in Korean Won under and as defined in the Long Term Credit Agreement.

     2.3    Method  of Borrowing.  The Agent shall promptly notify each Lender
            --------------------
having Commitments of each Revolving Advance on the Borrowing Date of each Base Rate Advance, three (3) Business Days before the Borrowing Date of each Eurodollar Advance, three (3) Business Days before the Borrowing Date of each Korean Eurodollar Advance, and five (5) Business Days before the Borrowing Date for each Korean Won Advance, and, not later than 2:00 p.m. (New York time or Seoul, Korea time, as applicable) on each Borrowing Date, each Lender having Revolving Credit Commitments shall make available its Revolving Loan or Loans, in funds immediately available in New York, New York to the Agent at its address specified pursuant to Article XIII hereof unless the Agent has
                                      ------------
notified the Lenders that such Loan is to be made available to Purina Korea, Inc. at the Agent's office in Seoul, Korea, in which case each Lender shall make available its Revolving Loan or Loans, in funds immediately available to the Agent at its office in Seoul, Korea not later than 2:00 p.m. at the Agent's office in Seoul, Korea in Korean Won or Dollars, as requested. The Agent will promptly make the funds so received from the Lenders available to the applicable Borrower.

     2.4    Method  of  Selecting  Types  and  Interest  Periods for Advances;
            ------------------------------------------------------------------
Determination  of  Applicable  Margins,  Interest on Advances to Purina Korea,
       -----------------------------------------------------------------------
Inc. The Advances (other than Korean Won Advances or Korean Eurodollar Advances) may be Base Rate Advances or Eurodollar Advances, or a combination thereof, selected by the applicable Borrower in accordance with this Article
                                                                       -------
II.    Advances  to  Purina  Korea, Inc., shall bear interest as prescribed in
 -
Section  2.4(c).   The applicable Borrower may select, in accordance with this
 -
Article  II,  Rate  Options and Interest Periods applicable to portions of the
 ----------
Revolving  Loans.
 -

     (a)    Method  of Selecting Types and Interest Periods for Advances.  The
            ------------------------------------------------------------
applicable Borrower shall select the Type of Advance and, in the case of each Eurodollar Advance or Korean Eurodollar Advance, the Interest Period applicable to each Advance from time to time. The applicable Borrower shall give the Agent irrevocable notice (a "BORROWING NOTICE") not later than 11:00 a.m., New York time (or Seoul time for Korean Won Advances or Korean Eurodollar Advance) (i) on the Borrowing Date of each Base Rate Advance; (ii) three (3) Business Days before the Borrowing Date for each Eurodollar Advance;
(iii) three (3) Business Days before the Borrowing Date for each Korean Eurodollar Advance; and (iv) five (5) Business Days before the Borrowing Date for each Korean Won Advance, specifying: (i) the Borrowing Date (which shall be a Business Day) of such Advance; (ii) the aggregate amount of such Advance;
(iii) the Type of Advance selected, as applicable; and (iv) in the case of each Eurodollar Advance or Korean Eurodollar Advance, the Interest Period. There shall be (x) no more than twenty (20) Interest Periods in effect with respect to all of the Revolving Loans at any time, and (y) with respect to any Borrower individually, no more than four (4) Interest Periods in effect with respect to all of the Revolving Loans made to such Borrower at any time, in each case, with Interest Periods for the same term but in different currencies or to different Borrowers being treated as separate Interest Periods. Each Base Rate Advance shall bear interest from and including the date of the making of such Advance to (but not including) the date of repayment thereof at the Base Rate, changing when and as such Base Rate changes. Each Eurodollar Advance, Korean Eurodollar Advance and Korean Won Advance shall bear interest from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such Advance. All Obligations (other than Advances) shall bear interest from and including the date such amount is payable under the terms of this Agreement or the other Loan Documents to (but not including) the date of repayment thereof at the Base Rate, changing when and as such Base Rate changes. Changes in the rate of interest on that portion of any Advance maintained as a Base Rate Loan or such other Obligations will take effect simultaneously with each change in the applicable Base Rate.

     (b)  Determination of Applicable Margins, Applicable Letter of Credit Fee
          --------------------------------------------------------------------
and  Applicable  Facility  Fee.
------------------------------

     (i)   Definitions.  As used in this Section 2.4(b) and in this Agreement,
           -----------                   --------------
the  following  terms  shall  have  the  following  meanings:

     "Applicable Margins", "Applicable Facility Fee" and "Applicable Letter of
      ------------------    -----------------------       --------------------
Credit  Fee"  shall  mean  the  Applicable Base Rate Margins and/or Applicable
-----------
Eurodollar  Margins,  with  respect  to  Loans and the Applicable Facility Fee
----
and/or  Applicable  Letter  of Credit Fee, with respect to fees payable as the
----
case  may  be.  The Applicable Margins shall be determined, in accordance with
--
the  provisions  of  this  Section  2.4(b),  by  reference  to  the following:
-                          ---------------



                EBITDA        APPLICABLE         APPLICABLE         APPLICABLE LETTER OF      APPLICABLE         APPLICABLE
             CONTRIBUTION     BASE RATE       EURODOLLAR MARGIN        CREDIT FEE FOR      FACILITY FEE FOR   FACILITY FEE FOR
                RATIO         MARGIN FOR        FOR TRANCHE A         LETTERS OF CREDIT       COMMITMENTS        COMMITMENTS
                              TRANCHE A        OBLIGATIONS AND         ISSUED FOR THE       WITH RESPECT TO    WITH RESPECT TO
                             OBLIGATIONS    APPLICABLE LETTER OF         ACCOUNT OF            TRANCHE A          TRANCHE B
                                           CREDIT FEE FOR LETTERS    SUBSIDIARY OBLIGORS      OBLIGATIONS        OBLIGATIONS
                                            OF CREDIT ISSUED FOR     (OTHER THAN PURINA
                                               THE ACCOUNT OF           KOREA, INC.)
                                              BORROWERS (OTHER
                                             THAN PURINA KOREA,
                                                    INC.)


LEVEL I    GREATER THAN
               1.50 TO 1.00         0.25%                    1.50%                  1.75%              0.50%          Z   1.75%


LEVEL II   LESS THAN OR
           EQUAL TO 1.50 TO
           1.00 AND GREATER            0%                    1.00%                  1.25%             0.375%              1.25%
           THAN OR EQUAL TO
               1.00 TO 1.00


LEVEL III  LESS THAN 1.00
           TO 1.0
                                       0%                    0.75%                  1.00%              0.25%              1.00%


LEVEL IV   COMPANY'S
           RATING EQUAL TO
           OR BETTER THAN              0%                    0.50%                  0.75%             0.175%              0.75%
           BBB- FROM S&P
           OR BAA3 FROM
           MOODY'S




     (ii)    Determination  of Applicable Margins, Applicable Letter of Credit
             -----------------------------------------------------------------
Fee  and  Applicable  Facility  Fee.
  ---------------------------------

     (A) The Applicable Margins in respect of any Loan, the Applicable Letter of Credit Fee payable under Section 2.10(C) and the Applicable Facility Fee
                               ---------------
payable  under  Section  2.10(c) shall be determined by reference to the table
                ----------------
set  forth  in  clause  (i)  above,  as applicable, on the basis of the EBITDA
                -----------
Contribution Ratio determined by reference to the most recent financial statements delivered pursuant to Section 6.1(A)(i) or 6.1(A)(ii); provided,
                                    -----------------    ----------  --------
however,  for  the  period  from  the  Closing Date until August 31, 1998, the
  -----
Applicable  Margins,  Applicable Letter of Credit Fee, Applicable Facility Fee
  ---
shall be at Level II; provided, further that Level IV shall be applicable only
                      --------  -------
in the event that the Company shall have a rating of equal to or better than BBB- from S&P or Baa3 from Moody's and, provided, further, however, that the
                                          --------  -------  -------
Borrowers shall not be eligible for any reduction in the pricing prescribed in this Section 2.4 in the event that as of the date of determination, the
      ------------
Company's  Consolidated  EBITDA  for  the  most recently completed four fiscal
     -
quarters (or, prior to March 31, 1999, the period from the Closing Date to the end of the most recently completed quarter) shall be less than 80% of the Company's forecasted Consolidated EBITDA for such period as set forth on Exhibit G hereto.
     -----

     (B)    Upon  receipt  of  the  financial statements delivered pursuant to
Section 6.1(A)(i) or Section 6.1(A)(ii), as applicable, the Applicable Margins
     ------------    ------------------
for all outstanding Loans, the Applicable Letter of Credit Fee and Applicable Facility Fee shall be adjusted, such adjustment being effective on the first
(1st) Business Day after receipt of such financial statements and the Compliance Certificate to be delivered in connection therewith; provided,
                                                                     --------
however,  if  the  Borrowers  shall  not  have timely delivered such financial
    ---
statements  in  accordance  with  Section  6.1(A)(i) or Section 6.1(A)(ii), as
    -                             ------------------    ------------------
applicable, beginning with the date upon which such financial statements should have been delivered and continuing until such financial statements are delivered, it shall be assumed for purposes of determining the Applicable Margins, the Applicable Facility Fee and the Applicable Letter of Credit Fee that the EBITDA Contribution Ratio was greater than 1.50 to 1.0.

     (c)    Interest  on  Advances  to  Purina Korea, Inc.  Advances to Purina
            ----------------------------------------------
Korea, Inc. in Korean Won shall bear interest in the per annum rate equal to the Korean CD Rate minus 6.00% per annum. Advances to Purina Korea, Inc. in
                     -----
Dollars shall bear interest at a rate per annum equal to the Korean Eurodollar Rate.

     2.5    Minimum Amount of Each Advance.  Each Eurodollar Advance or Korean
            ------------------------------
Eurodollar Advance shall be in the minimum amount of $1,000,000 (and in multiples of $100,000 if in excess thereof). Each Base Rate Advance shall be in the minimum amount of $1,000,000 (and in multiples of $100,000 if in excess thereof), provided, however, that any Base Rate Advance may be in the amount
           --------   -------
of the unused Aggregate Commitment. Each Korean Won Advance shall be in the minimum amount of 1,000,000,000 Won (and in multiples of 500,000,000 Won if in excess thereof).

     2.6    Method  of Selecting Types and Interest Periods for Conversion and
            ------------------------------------------------------------------
Continuation  of  Advances.
  ------------------------

     (A)    Right  to  Convert.    The  Borrowers may elect from time to time,
            ------------------
subject to the provisions of Section 2.3, Section 2.4, and this Section 2.6 to
                             -----------  -----------           -----------
convert all or any part of a Loan of any Type into any other Type or Types of Loans; provided that any conversion of any Eurodollar Advance or Korean
        --------
Eurodollar Advance shall be made on, and only on, the last day of the Interest Period applicable thereto.

     (B)    Automatic  Conversion  and  Continuation.    Base Rate Loans shall
            ----------------------------------------
continue  as  Base  Rate  Loans  unless  and  until  such  Base Rate Loans are
converted  into  Eurodollar  Loans.    Eurodollar  Loans  shall  continue  as
Eurodollar Loans until the end of the then applicable Interest Period therefor, at which time such Eurodollar Loans shall be automatically converted into Base Rate Loans unless the applicable Borrower shall have given the Agent requesting that, at the end of such Interest Period, such Eurodollar Loans continue as a Eurodollar Loan. Korean Eurodollar Advances shall continue as Korean Eurodollar Advances until repaid and Korean Won Advances shall continue as Korean Won Advances until repaid.

     (C)    No  Conversion  Post-Default  or  Post-Unmatured  Default.
            ---------------------------------------------------------
Notwithstanding  anything  to  the  contrary  contained  in  Section 2.6(A) or
          ---                                                --------------
Section  2.6(B),  no  Loan  may be converted into or continued as a Eurodollar
      ---------
Loan except with the consent of the Required Lenders when any Default or Unmatured Default has occurred and is continuing.

     (D)    Conversion/Continuation Notice.  The Borrower shall give the Agent
            ------------------------------
irrevocable notice (a "CONVERSION/CONTINUATION NOTICE") of each conversion of a Base Rate Loan into a Eurodollar Loan or continuation of a Eurodollar Loan not later than 11:00 a.m. (New York time) three Business Days before the proposed date of such conversion or continuation, specifying: (1) the requested date (which shall be a Business Day) of such conversion or continuation; (2) the amount and Type of the Loan to be converted or continued; and (3) the amounts of Eurodollar Loan(s) into which such Loan is to be converted or continued and the duration of the Interest Periods applicable thereto.

     2.7   Default Rate.  After the occurrence and during the continuance of a
           ------------
Default, the interest rate(s) applicable to the Obligations and the letter of credit fee payable under Section 2.20 with respect to Letters of Credit shall
                          ------------
be increased by two percent (2.0%) per annum above the Base Rate, Eurodollar Rate, Korean CD Rate, Korean Eurodollar Rate or Applicable Letter of Credit Fee, as applicable.

     2.8  Method  of  Payment.   All payments of principal, interest, and fees
          -------------------
hereunder shall be made, without setoff, deduction or counterclaim, to the Agent (i) at the Agent's office in New York, New York (or, in the case of Advances to Purina Korea, Inc., Seoul, Korea) in immediately available funds or at any other Lending Installation of the Agent specified in writing by 9:00 a.m. (New York time) on the day before the date when due by the Agent to the Company, by 12:00 noon (New York time) with respect to Advances to Borrowers other than Purina Korea, Inc. and 12:00 noon (Seoul time) with respect to Advances to Purina Korea, Inc. on the date when due and shall be made ratably among the applicable Lenders with respect to Revolving Advances in proportion to their Revolving Credit Shares (unless such amount is not to be shared ratably in accordance with the other terms hereof). Each Advance shall be repaid or prepaid in the currency in which it was made in the amount borrowed and interest payable thereon shall be paid in such currency. Each payment delivered to the Agent for the account of any Lender shall be delivered promptly by the Agent to such Lender in the same type of funds which the Agent received at its address specified pursuant to Article XIII or at any Lending
                                                ------------
Installation specified in a notice received by the Agent from such Lender by 9:00 a.m. (New York time) on the Business Day prior to the date such payment is to be made. The Borrowers authorize the Agent to charge any account of any Borrower maintained with the Agent, as applicable, for each payment of principal, interest and fees as it becomes due hereunder if not paid when due. Notwithstanding the foregoing provisions of this Section, if, after the making of any Advance in Korean Won, currency control or exchange regulations are imposed in the Republic of Korea with the result that different types of such currency (the "NEW CURRENCY") are introduced and the type of currency in which the Advance was made (the "ORIGINAL CURRENCY") no longer exists or Purina Korea, Inc. is not able to make payment to the Agent for the account of the applicable Lenders in such Original Currency, then all payments to be made by Purina Korea, Inc. hereunder in such Original Currency shall be made in such amount and such type of the New Currency or Dollars as shall be equivalent to the amount of such payment otherwise due hereunder in the Original Currency as determined as of the date of repayment, it being the intention of the parties hereto that the Borrowers take all risks of the imposition of any such currency control or exchange regulations.

     2.9    Evidence  of  Debt;  Telephonic  Notices.
            ----------------------------------------

     (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

     (b) The Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period, if any, applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) the amount of any sum received by the Agent hereunder for the account of the Lenders and each Lender's share thereof.

     (c)   The entries made in the accounts maintained pursuant to subsections
                                                                   -----------
(a)  or (b) of this Section shall be prima facie evidence of the existence and
---     ---                          ----- -----
amounts  of the obligations recorded therein; provided that the failure of any
                                              --------
Lender or the Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of any Borrower to repay the Loans in accordance with the terms of this Agreement.

     (d) Any Lender may request that the Revolving Loans made by it each be evidenced by a promissory note. In such event, each Borrower shall prepare, execute and deliver to such Lender a promissory note for Revolving Loans payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Agent and consistent with the terms of this Agreement. Thereafter, the Loans evidenced by such promissory notes and interest thereon shall at all times (including after assignment pursuant to Section 12.3) be represented by one or more
                                 -------------
promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

     (e) Each Borrower authorizes the Lenders and the Agent to extend, convert or continue Advances, effect selections of Types of Advances and to transfer funds based on telephonic notices made by any person or persons the Agent or any Lender in good faith believes to be an Authorized Officer acting on behalf of any Borrower. Each Borrower agrees to deliver promptly to the Agent a written confirmation of each telephonic notice signed by an Authorized Officer. If the written confirmation differs in any material respect from the action taken by the Agent and the Lenders, the records of the Agent and the Lenders shall govern absent manifest error. In case of disagreement concerning such notices, if the Agent has recorded telephonic borrowing notices, such recordings will be made available to the Company.

     2.10  Promise to Pay; Interest and Fees; Interest Payment Dates; Interest
           -------------------------------------------------------------------
and  Fee  Basis;  Taxes;  Loan  and  Control  Accounts.
------------------------------------------------------

     (A)    Promise to Pay.  Each of the Borrowers unconditionally promises to
            --------------
pay when due without setoff, deduction or counterclaim the principal amount of each Loan made to it and all other Obligations incurred by it, and to pay all unpaid interest accrued thereon, in accordance with the terms of this Agreement, it being understood and agreed that each Subsidiary Borrower and Subsidiary Obligor shall be obligated to repay only the Loans made to it and pay the other Obligations incurred by it and certain other Loans made and Obligations incurred by other Subsidiary Borrowers and Subsidiary Obligors. Subject to the foregoing, the Borrowers and Subsidiary Obligors agree that they will pay the Tranche A Obligations on or before the Termination Date and the Tranche B Obligations on or before the date on which the Aggregate Commitment with respect to Tranche B Obligations shall expire.

     (B)    Interest  Payment  Dates.  Interest accrued on each Base Rate Loan
            ------------------------
shall be payable on each Payment Date, commencing with the first such date to occur after the date hereof, on any date on which the Base Rate Loan is prepaid, whether due to acceleration or otherwise, and at maturity (whether by acceleration or otherwise). Interest accrued on each Eurodollar Loan or Korean Eurodollar Loan or Korean Won Loan shall be payable on the last day of its applicable Interest Period, on any date on which the Eurodollar Loan or Korean Eurodollar Loan is prepaid, whether by acceleration or otherwise, and at maturity; provided, interest accrued on each Eurodollar Loan or Korean
               --------
Eurodollar Loan having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period. Interest accrued on the principal balance of all other Obligations shall be payable in arrears (i) upon repayment thereof in full or in part,
(ii) if not theretofore paid in full, at the time such other Obligation becomes due and payable (whether by acceleration or otherwise) and (iii) if not theretofore paid in full, on demand, commencing on the first such day following the date such Obligation became payable pursuant to the terms of this Agreement or the other Loan Documents.

     (C)    Fees.    (i)    The  Company  shall  pay  or cause the appropriate
            ----
Subsidiary to pay to the Agent, for the account of the Lenders in accordance with their Pro Rata Shares, a facility fee accruing at the rate of the Applicable Facility Fee per annum from and after the Closing Date until the Termination Date on the sum of the Aggregate Commitment in effect from time to time minus the Maximum Korean Won Commitment. All such facility fees payable under this clause (C) shall be payable quarterly in arrears on each Payment
             -----------
Date commencing June 30, 1998 and on the Termination Date. In addition, the Company shall pay to the Agent, for the account of the Lenders in accordance with their Pro Rata Shares, a Korean facility fee accruing at the rate of 3.00% per annum payable on the Maximum Korean Won Commitment from and after the Closing Date until the Termination Date, payable quarterly in arrears on each Payment Date commencing June 30, 1998 and on the Termination Date.

     (ii) The Company agrees to pay or cause the appropriate Subsidiary to pay to the Agent the fees set forth in the letter agreement between the Agent and the Company dated February 25, 1998.

     (D)    Interest  and  Fee  Basis.    Interest on Eurodollar Loans, Korean
            -------------------------
Eurodollar Loans and Korean Won Loans and fees shall be calculated for actual days elapsed on the basis of a 360-day year. Interest on Base Rate Loans shall be calculated for actual days elapsed on the basis of a 365/366-day year. Interest shall be payable for the day an Obligation is incurred but not for the day of any payment on the amount paid if payment is received prior to 12:00 noon (New York time) with respect to Advances (other than Advances to Purina Korea, Inc.) and 12:00 noon (Seoul time) with respect to Advances to
Purina Korea, Inc. If any payment of principal of or interest on a Loan or any payment of any other Obligations shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included  in  computing  interest  in  connection with such payment; provided,
                                                                     --------
however,  if  such  extension  of  payment would cause payment of principal or
    ---
interest on any Eurodollar Loan or Korean Eurodollar Loan to be made in the next following calendar month, such payment shall be made on the immediately preceding Business Day.

     For purposes of the Interest Act (Canada): (i) whenever any interest under this Agreement is calculated using a rate based on a year of 360 days, such rate determined pursuant to such calculation, when expressed as an annual rate, is equivalent to (x) the applicable rate based on a year of 360 days,
(y) multiplied by the actual number of days in the calendar year in which the period for which such interest is calculated ends, and (z) divided by 360;
(ii) the principle of deemed reinvestment of interest shall not apply to any interest calculation under this Agreement; and (iii) the rates of interest stipulated in this Agreement are intended to be nominal rates and not effective rates or yields.

     Notwithstanding any provision to the contrary contained in this Agreement, in no event shall the aggregate "interest" (as defined in Section 347 of the Criminal Code (Canada), as the same may be amended, replaced or re-enacted from time to time) payable under this Agreement exceed the maximum amount of interest on the "credit advanced" (as defined in that section) under this Agreement lawfully permitted under that section and, if any payment, collection or demand pursuant to this Agreement in respect of "interest" (as defined in that section) is determined to be contrary to the provisions of that section, such payment, collection or demand shall be deemed to have been made by mutual mistake of the relevant Borrower and the Agent and the Lenders and the amount of such payment or collection shall be refunded to the relevant Borrower. For purposes of this Agreement, the effective annual rate of interest shall be determined in accordance with generally accepted actuarial practices and principles over the term the Revolving Credit Loans are outstanding on the basis of annual compounding of the lawfully permitted rate of interest and, in the event of any dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by the Agent will be conclusive for the purposes of such determination.

     (E)    Taxes.
            -----

     (i) Any and all payments by any of the Borrowers or Subsidiary Obligors hereunder shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings or any liabilities with respect thereto including those arising after the date hereof as a result of the adoption of or any change in any law, treaty, rule, regulation, guideline or determination of a Governmental Authority or any change in the interpretation or application thereof by a Governmental Authority but excluding, in the case of each Lender and the Agent, such taxes (including income taxes, franchise taxes and branch profit taxes) as are imposed on or measured by such Lender's or Agent's, as the case may be, income by the United States of America or any Governmental Authority of the jurisdiction under the laws of which such Lender or Agent, as the case may be, is organized or incorporated (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings, and liabilities which the Agent or a Lender determines to be applicable to this Agreement, the other Loan
Documents, the Commitments, the Loans or the Letters of Credit being hereinafter referred to as "TAXES"). Subject to Section 2.10(E)(vii), if any
                                                  ---------------------
of the Borrowers or Subsidiary Obligors shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under the other Loan Documents to any Lender or the Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.10(E))
                                                              ---------------
such Lender or Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower or Subsidiary Obligor shall make such deductions, and (iii) such Borrower or Subsidiary Obligor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. If a withholding tax of the United States of America or any other Governmental Authority shall be or become applicable (y) after the date of this Agreement, to such payments by any of the Borrowers made to the Lending Installation or any other office that a Lender may claim as its Lending Installation, or (z) after such Lender's selection and designation of any other Lending Installation, to such payments made to such other Lending Installation, such Lender shall use reasonable efforts to make, fund and maintain its Loans and issue Letters of Credit through another Lending Installation of such Lender in another jurisdiction so as to reduce the Borrowers' liability hereunder, if the making, funding or maintenance of such Loans and the issuance of such Letters of Credit through such other Lending Installation of such Lender does not, in the good faith judgment of such Lender, otherwise adversely affect such Loans, or obligations under the Commitments or such Lender. With respect to such deduction or withholding for or on account of any Taxes and to confirm that all such Taxes have been paid to the appropriate Governmental Authorities, the Company shall promptly (and in any event not later than thirty (30) days after receipt) furnish to each Lender and the Agent such certificates, receipts and other documents as may be required (in the judgment of such Lender or the Agent) to establish any tax credit to which such Lender or the Agent may be entitled. A payment may be made by the Company or by the Subsidiary that is the Borrower with respect to the Loan that gives rise to such payment.

     (ii) In addition, the Company agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges, or similar levies that arise from any payment made hereunder, from the issuance of Letters of Credit hereunder, or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the other Loan Documents, the Commitments, the Loans or the Letters of Credit (hereinafter referred to as "OTHER TAXES").

     (iii)    Subject  to  Section  2.10(E)(vii), the Company indemnifies each
                           ---------------------
Lender and the Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any Governmental Authority on amounts payable under this Section 2.10(E)) paid by such Lender
                                          ---------------
or the Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indem-nification shall be made within thirty (30) days after the date such Lender or the Agent (as the case may be) makes written demand therefor. A certificate as to any additional amount payable to any Lender or the Agent under this Section 2.10(E) submitted to the Company and the Agent by such
             ----------------
Lender or the Agent shall show in reasonable detail the amount payable and the calculations used to determine such amount and shall, absent manifest error, be final, conclusive and binding upon all parties hereto.

     (iv) Within thirty (30) days after the date of any payment of Taxes or Other Taxes by any Borrower or Subsidiary Obligor, such Borrower or Subsidiary Obligor shall furnish to the Agent the original or a certified copy of a receipt evidencing payment thereof.

     (v) Without prejudice to the survival of any other agreement of any of the Borrowers or Subsidiary Obligor hereunder, the agreements and obligations of the Borrowers and Subsidiary Obligor contained in this Section 2.10(E)
                                                               ---------------
shall survive the payment in full of principal and interest hereunder, the termination of the Letters of Credit and the termination of this Agreement.

     (vi) Without limiting the obligations of the Borrowers and Subsidiary Obligor under this Section 2.10(E) (except as expressly provided by subsection
                   ---------------                                  ----------
(vii)  below),  (A)  each  Lender that has a Commitment that is not created or
-----
organized  under  the  laws  of  the  United  States of America or a political
---
subdivision  thereof  shall  deliver to the Company and the Agent on or before
---
the Closing Date, or, if later, the date on which such Lender becomes a Lender
--
pursuant  to  Section 12.3 hereof, a true and accurate certificate executed in
              ------------
duplicate by a duly authorized officer of such Lender, in a form satisfactory to the Company and the Agent, to the effect that such Lender is capable under the provisions of an applicable tax treaty concluded by the United States of America (in which case the certificate shall be accompanied by two executed copies of Form 1001 of the IRS) or under Section 1442 of the Code (in which case the certificate shall be accompanied by two copies of Form 4224 of the
IRS) of receiving payments of interest and fees hereunder without deduction or withholding of United States federal income tax and (B) each Lender shall deliver to the Company and the Agent on or before the Closing Date, or, if later, the date on which such Lender becomes a Lender, a true and accurate certificate executed in duplicate by a duly authorized officer of such Lender, in a form satisfactory to the Company and the Agent, to the effect that such Lender is capable under the provisions of an applicable tax treaty or under the provisions of applicable law of receiving payments of interest with respect to the Advances to Purina Korea, Inc. hereunder without deduction or withholding of income tax. Each such Lender further agrees to deliver to the Company and the Agent, from time to time a true and accurate certificate executed in duplicate by a duly authorized officer of such Lender substantially in a form satisfactory to the Company and the Agent, before or promptly upon the occurrence of any event requiring a change in the most recent  certificate  previously  delivered  by  it  pursuant  to  this Section
                                                                       -------
2.10(E)(vi).  Further, each Lender which delivers a certificate accompanied by
       ----
Form 1001 of the IRS covenants and agrees to deliver to the Company and the Agent within fifteen (15) days prior to January 1, 1999, and every third (3rd) anniversary of such date thereafter, on which this Agreement is still in effect, another such certificate and two accurate and complete original signed copies of Form 1001 (or any successor form or forms required under the Code or the applicable regulations promulgated thereunder), and each Lender that delivers a certificate accompanied by Form 4224 of the IRS covenants and agrees to deliver to the Company and the Agent within fifteen (15) days prior to the beginning of each subsequent taxable year of such Lender during which this Agreement is still in effect, another such certificate and two accurate and complete original signed copies of IRS Form 4224 (or any successor form or forms required under the Code or the applicable regulations promulgated thereunder).

     Each  such certificate shall certify pursuant to this Section 2.10(E)(vi)
                                                           -------------------
as  to  one  of  the  following:

     (a) that such Lender is capable of receiving payments of interest hereunder without deduction or withholding of United States of America federal income tax;

     (b) that such Lender is not capable of receiving payments of interest hereunder without deduction or withholding of the applicable income tax as specified therein but is capable of recovering the full amount of any such deduction or withholding from a source other than the Borrowers and the Subsidiary Obligor and will not seek any such recovery from the Borrowers or the Subsidiary Obligor; or

     (c) that, as a result of the adoption of or any change in any law, treaty, rule, regulation, guideline or determination of a Governmental Authority or any change in the interpretation or application thereof by a Governmental Authority after the date such Lender became a party hereto, such Lender is not capable of receiving payments of interest hereunder without deduction or withholding of applicable income tax as specified therein and that it is not capable of recovering the full amount of the same from a source other than the Borrowers and the Subsidiary Obligors.

     Each Lender shall promptly furnish to the Company and the Agent such additional documents as may be reasonably required by the Company or the Agent to establish any exemption from or reduction of any Taxes or Other Taxes required to be deducted or withheld and which may be obtained without undue expense to such Lender.

     A Borrower shall provide such information and take such action as a Lender may reasonably request without undue expense to such Borrower to enable the Lender to comply with the foregoing provisions of this subsection (vi).
                                                              ---------------

     (vii) None of the Borrowers shall be required to pay any additional amounts under subsection (i) above or indemnification under subsection (iii)
                --------------                                ----------------
above to the extent that the obligation to pay such additional amounts or indemnification would not have arisen but for: (a) a failure by the Lender or Agent to comply with the provisions of subsection (vi) above; or (b) the
                                             ---------------
certifications  referred  to  in  subsection  (vi)  above  not  being  true.
                                  ----------------

     (viii) Each Lender and the Agent agree that if it shall become aware that it is entitled to receive a refund or a tax credit in respect of Taxes or Other Taxes as to which it has been indemnified by the Company or any other Borrower pursuant to this Section 2.10(E), it shall promptly notify the
                              ----------------
Company of the availability of such refund or tax credit and at the request of the Company will apply for such refund or take the benefit of such tax credit; provided, however the failure to provide such notice shall not relieve the Company or any other Borrower of any of their Obligations hereunder. Upon receipt of such refund or the benefit of such tax credit, the Lender or Agent agrees to pay such refund or an amount equal to the benefit of such tax credit to the applicable Borrower along with any interest actually received from the taxing authority, net of all out-of-pocket expenses of such Lender or Agent incurred with respect to such refund or tax credit.

     (F)    Loan  Account.   Each Lender shall maintain in accordance with its
            -------------
usual practice an account or accounts (a "LOAN ACCOUNT") evidencing the Obligations of each of the Borrowers to such Lender owing to such Lender from time to time, including the amount of principal and interest payable paid to such Lender from time to time hereunder.

     (G)    Entries  Binding.   The entries made in each Loan Account shall be
            ----------------
conclusive and binding for all purposes, absent manifest error, unless the Company objects to information contained in the Loan Account within thirty
(30)  days  of  the  Company's  receipt  of  such  information.

     2.11  Notification of Advances, Interest Rates, Prepayments and Aggregate
           -------------------------------------------------------------------
Commitment  Reductions.  Promptly after receipt thereof, the Agent will notify
----------------------
each applicable Lender of the contents of each Aggregate Commitment reduction notice, Borrowing Notice for Revolving Loans, Conversion/Continuation Notice with respect to Revolving Loans, and repayment notice received by it hereunder. The Agent will notify each applicable Lender of the interest rate applicable to each Eurodollar Loan, Korean Eurodollar Loan and Korean Won Loan promptly upon determination of such interest rate, and the Agent will give each applicable Lender prompt notice of each change in the Alternate Base Rate.

     2.12    Lending  Installations.    Each  Lender may book its Loans at any
             ----------------------
Lending Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation. Each Lender may, by written or facsimile notice to the Agent and the Borrowers, designate a Lending Installation through which Loans will be made by it and for whose account Loan payments are to be made.

     2.13   Non-Receipt of Funds by the Agent.  Unless the applicable Borrower
            ---------------------------------
or a Lender, as the case may be, notifies the Agent prior to the date on which it is scheduled to make payment to the Agent of (i) in the case of a Lender, the proceeds of a Loan or (ii) in the case of a Borrower, a payment of principal, interest or fees to the Agent for the account of the Lenders for the account of the applicable Lenders, that it does not intend to make such payment, the Agent may assume that such payment has been made. The Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or Borrower, as the case may be, has not in fact made such payment to the Agent the recipient of such payment shall, on demand by the Agent, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to (i) in the case of payment by a Lender, the Federal Funds Effective Rate for such day or (ii) in the case of payment by a Borrower, the interest rate applicable to the relevant Loan.

     2.14    Termination  Date.    This Agreement shall be effective until the
             -----------------
Termination Date. Notwithstanding the termination of this Agreement on the Termination Date, until all of the Obligations (other than contingent indemnity and reimbursement obligations) shall have been fully and indefeasibly paid and satisfied, all financing arrangements among the Borrowers and the Lenders shall have been terminated (other than under Hedging Agreements) and all of the Letters of Credit shall have expired, been canceled or terminated, all of the rights and remedies under this Agreement and the other Loan Documents shall survive and the Agent shall be entitled to retain its security interest in and to all existing and future Collateral for the benefit of itself and the Holders of Secured Obligations.

     2.15    Replacement of Certain Lenders.  In the event a Lender ("AFFECTED
             ------------------------------
LENDER") shall have: (i) failed to fund its Revolving Credit Share of any Advance requested by any Borrower which such Lender is obligated to fund under the terms of this Agreement and which failure has not been cured, (ii) requested compensation from any Borrower under Sections 2.10(E), 3.1 or 3.2 to
                                               ----------------  ---    ---
recover Taxes, Other Taxes or other additional costs incurred by such Lender which are not being incurred generally by the other Lenders, (iii) delivered a notice pursuant to Section 3.3 claiming that such Lender is unable to extend
                     -----------
Eurodollar Loans to any Borrower for reasons not generally applicable to the other Lenders, (iv) declined to extend the Termination Date or the expiry date of the Aggregate Commitment with respect to the Tranche B Obligations pursuant to Section 2.24, or (v) has invoked Section 9.2, then, in any such case, any
    -------------                     -----------
Borrower or the Agent may make written demand on such Affected Lender (with a copy to the Agent in the case of a demand by any Borrower and a copy to the Borrowers in the case of a demand by the Agent) for the Affected Lender to assign, and such Affected Lender shall use its best efforts to assign pursuant to one or more duly executed assignment and acceptance agreements in substantially the form of Exhibit D five (5) Business Days after the date of
                            ---------
such demand, to one or more financial institutions that comply with the provisions of Section 12.3(A) (and, if selected by the Borrowers is reasonably
              ---------------
acceptable to the Agent, and, so long as no Default shall have occurred and is continuing, if selected by the Agent is reasonably acceptable to the Company) which any Borrower or the Agent, as the case may be, shall have engaged for such purpose ("REPLACEMENT LENDER"), all of such Affected Lender's rights and obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitment, all Loans owing to it, all of its participation interests in existing Letters of Credit and its obligation to participate in Letters of Credit hereunder) in accordance with Section 12.3.
                                                                 ------------
The Agent agrees, upon the occurrence of such events with respect to an Affected Lender and upon the written request of any Borrower, to use its reasonable efforts to obtain the commitments from one or more financial institutions qualified to act as a Replacement Lender. Further, with respect to such assignment the Affected Lender shall have concurrently received, in cash, all amounts due and owing to the Affected Lender hereunder or under any other Loan Document, including, without limitation, the aggregate outstanding principal amount of the Loans owed to such Lender, together with accrued interest thereon through the date of such assignment, amounts payable under Sections 2.10(E), 3.1, and 3.2 with respect to such Affected Lender and
  ---------------   ---        ---
compensation  payable under Section 2.10(C) in the event of any replacement of
  ----                      ---------------
any  Affected  Lender  under clause (ii) or clause (iii) of this Section 2.15;
                             -----------    ------------         ------------
provided  that  upon  such Affected Lender's replacement, such Affected Lender
  ------
shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.10(E), 3.1, 3.2, 3.4, and 9.7, as well as to any fees
              ----------------  ---  ---  ---      ---
accrued for its account hereunder and not yet paid, and shall continue to be obligated under Section 10.8. Upon the replacement of any Affected Lender
                  -------------
pursuant to this Section 2.15, the provisions of Section 8.2 shall continue to
                 ------------                    -----------
apply with respect to Advances which are then outstanding with respect to which the Affected Lender failed to fund its Revolving Credit Share and which failure has not been cured.

     2.16   Letters of Credit.  (a) Upon receipt of duly executed applications
            -----------------
therefor  in  substantially  the  form of Exhibit H, and such other documents,
                                          ---------
instructions and agreements as such Issuing Lender may reasonably require, and subject to the provisions of Article IV, the Agent shall, or any other Lender
                              ----------
in its sole discretion may, issue standby or commercial letters of credit denominated in Dollars for the account of the Company or one of the Subsidiary Borrowers or Subsidiary Obligors or standby letters of credit denominated in Korean Won for the account of Purina Korea, Inc., on terms as are satisfactory to such Issuing Lender in substantially the form of Exhibit I; provided,
                                                          ---------  --------
however,  that  no  Letter  of  Credit  will be issued hereunder by an Issuing
     --
Lender if on the date of issuance, before or after taking such Letter of Credit into account, (i) the Dollar Amount of the Revolving Credit Obligations at such time would exceed the Aggregate Commitments at such time or (ii) the amount (or with respect to standby Letters of Credit denominated in Korean Won, the Dollar Amount) of the Revolving Credit Obligations owed by any of the Borrowers or Subsidiary Obligors pursuant to this Agreement would exceed the corresponding amounts listed below:

     Agribrands  International,  Inc.                    $  5,000,000
Agribrands  Canada,  Inc.                              $  6,500,000
Purina  Italia  S.p.A.                              $  4,000,000
Purina  Espana,  S.A.                              $  2,500,000
Purina  Hungaria  Animal  Feed
     Production  &  Trading  Company  Ltd.          $  2,000,000
Purina  Korea,  Inc.                              $15,000,000
Industrias  Purina  S.A.  de  C.V.                    $  5,000,000
Purina  Colombiana  S.A.                              $  5,000,000
Agribrands  Purina  do  Brasil,  Ltda.          $  5,000,000
Purina  Philippines,  Inc.                              $  2,500,000
Purina  de  Venezuela,  C.A.                    $  2,500,000

and  provided,  further, that no Letter of Credit shall be issued which has an
     --------   -------
expiration date later than the date which is five (5) Business Days immediately preceding the Termination Date; and provided, further, that all
                                                   --------  -------
commercial Letters of Credit requested hereunder shall be denominated only in Dollars; and provided, however, that no Issuing Lender shall be obligated to
               --------  -------
issue any Letter of Credit hereunder to any Borrower or Subsidiary Obligor unless the "Revolving Credit Obligations" owed by such Borrower or Subsidiary Obligor under and as defined under the Long Term Credit Agreement shall be equal to the amounts set forth in the first proviso of the first sentence of
Section 2.16 of the Long Term Credit Agreement, provided that, with respect to
                                                --------
standby Letters of Credit issued for the account of Purina Korea, Inc. and denominated in Korean Won and subject to the conditions precedent set forth in Sections 4.1 and 4.2 hereof, Purina Korea, Inc. may request standby Letters of
------------     ---
Credit denominated in Korean Won hereunder so long as the Dollar Amount of "Revolving Credit Obligations" denominated in Korean Won under and as defined in the Long Term Credit Agreement is equal to the "Maximum Korean Won Commitment" under and as defined in the Long Term Credit Agreement. Each Letter of Credit issued for the account of any Borrower may, upon the request of the applicable Borrower, include a provision whereby such Letter of Credit shall be renewed automatically for additional consecutive periods of 12 months or less (but not beyond the date that is five Business Days prior to the Termination Date) unless the Issuing Lender notifies the beneficiary thereof at least 30 days prior to the then-applicable expiry date that such Letter of Credit will not be renewed. Each Letter of Credit issued for the account of any Subsidiary Obligor shall be renewed or extended beyond the then effective expiry date of the Aggregate Commitment for the Tranche B Obligations at the request of the applicable Subsidiary Obligor only with the consent of all of the Lenders. Prior to issuing any Letter of Credit, the applicable Issuing Lender shall request and the Agent shall provide confirmation that the request for such Letter of Credit complies with the provisions of this Section
                                                                       -------
2.16(a).    If  the  Agent  notifies  the applicable Issuing Lender that it is authorized  to  issue  such  Letter of Credit, and the conditions described in
Article  IV  have  been  satisfied,  then such Issuing Lender shall issue such
   --------
Letter  of  Credit as requested.  The applicable Issuing Lender shall give the
   -
Agent and each Lender prompt notice of the issuance of any such Letter of Credit by it. Each Issuing Lender shall furnish to the Agent and each Lender on the first Business Day of each month a written report, with respect to each outstanding Letter of Credit issued by such Issuing Lender, summarizing whether such Letter of Credit is a standby or commercial Letter of Credit, the maximum amount available to be drawn thereon, and the beneficiary and the issuance and expiration dates thereof. Together with each such monthly report each Issuing Lender shall provide the Agent a copy of each Letter of Credit issued by such Issuing Bank during the previous month.

     (b)          Reserved.
                  --------

     2.17    Letter of Credit Participation.  Immediately upon the issuance of
             ------------------------------
each Letter of Credit by any Issuing Lender hereunder, each Lender that has a Commitment shall be deemed to have automatically, irrevocably and unconditionally purchased and received from the applicable Issuing Lender an undivided interest and participation in and to such Letter of Credit, the obligations of the applicable Borrower or Subsidiary Obligor in respect thereof, and the liability of the applicable Issuing Lender thereunder (collectively, an "L/C INTEREST") in an amount equal to the amount available for drawing under such Letter of Credit multiplied by such Lender's Revolving Credit Share.

     The applicable Issuing Lender will notify the Agent promptly upon presentation to it of an L/C Draft or upon any other draw under a Letter of Credit and the Agent will promptly notify each Lender that has a Commitment. On or before the Business Day on which the applicable Issuing Lender makes payment of each such L/C Draft or any other draw on a Letter of Credit, on demand of the Agent received by each Lender that has a Commitment not later than 12:00 noon (Seoul, Korea time) on the fifth (5th) Business Day after the date of such demand with respect to Letters of Credit issued for the account of Purina Korea, Inc., and 12:00 noon (New York time) on the third (3rd) Business Day after the date of such demand with respect to all other Letters of Credit, each Lender (other than the Issuing Lender) shall make payment on such Business Day to the Agent for the account of the applicable Issuing Lender, in immediately available funds in the applicable currency in an amount equal to such Lender's Revolving Credit Share of the amount of such payment or draw.

     Upon the Agent's receipt of funds as a result of an Issuing Lender's payment on an L/C Draft or any other draw on a Letter of Credit issued by an Issuing Lender, the Agent shall promptly pay such funds to the Issuing Lender. The obligation of each Lender that has a Commitment to pay the Agent for the account of the applicable Issuing Lender under this Section 2.17 shall be
                                                         ------------
unconditional, continuing, irrevocable and absolute. In the event that any such Lender fails to make payment to the Agent of any amount due under this
Section 2.17, the Agent shall be entitled to receive, retain and apply against
  ----------
such obligation the principal and interest otherwise payable to such Lender hereunder until the Agent on behalf of the applicable Issuing Lender receives such payment from such Lender or such obligation is otherwise fully satisfied; provided, however, that nothing contained in this sentence shall relieve such
--------   -------
Lender of its obligation to reimburse the Agent for such amount in accordance with this Section 2.17.
            -------------

     2.18    Reimbursement  Obligation.   Each of the Borrowers and Subsidiary
             -------------------------
Obligors agrees unconditionally, irrevocably and absolutely upon receipt of notice from the Agent or the applicable Issuing Lender to pay immediately to the Agent, for the account of the applicable Issuing Lender or the account of the Lenders, as the case may be, the amount of each advance which may be drawn under or pursuant to a Letter of Credit issued for its account or an L/C Draft related thereto (such obligation of each of the Borrowers and Subsidiary Obligors to reimburse the Issuing Lender or the Agent for an advance made under a Letter of Credit or L/C Draft being hereinafter referred to as a "REIMBURSEMENT OBLIGATION" with respect to such Letter of Credit or L/C Draft), each such payment to be made by the applicable Borrower or Subsidiary Obligor to the Agent no later than 1:00 p.m. (New York time) or with respect to Reimbursement Obligations owed by Purina Korea, Inc. 1:00 p.m. (Seoul time) on the Business Day on which the applicable Issuing Lender makes payment of each such L/C Draft or, in the case of any other draw on a Letter of Credit, 1:00 p.m. (New York time) or with respect to Reimbursement Obligations owed by Purina Korea, Inc. 1:00 p.m. (Seoul time) on the date specified in a demand by the Agent and such payment shall be made in the applicable currency in which such Letter of Credit was issued. Any Issuing Lender may direct the Agent to make such demand with respect to Letters of Credit issued by such Issuing Lender. If any Borrower at any time fails to repay a Reimbursement Obligation pursuant to this Section 2.18, such Borrower shall be deemed to have elected
                   ------------
to borrow a Revolving Loan from the applicable Lenders, as of the date of the Advance giving rise to the Reimbursement Obligation equal in amount to the amount of the unpaid Reimbursement Obligation. Such Revolving Loan shall be made as of the date of the payment giving rise to such Reimbursement
Obligation, automatically, without notice and without any requirement to satisfy the conditions precedent otherwise applicable to an Advance of Revolving Loans if such Borrower shall have failed to make such payment to the Agent for the account of the applicable Issuing Lender prior to such time. Such Revolving Loans shall constitute a Base Rate Advance, or, in the case of standby Letters of Credit denominated in Korean Won, a Korean Won Advance, the proceeds of which Advance shall be used to repay such Reimbursement Obligation. If, for any reason, any Borrower or Subsidiary Obligor fails to repay a Reimbursement Obligation on the day such Reimbursement Obligation arises and, for any reason, the Lenders are unable to make or have no obligation to make a Revolving Loan, then such Reimbursement Obligation shall bear interest from and after such day, until paid in full, at the interest rate applicable to a Base Rate Advance, or in the case of standby Letters of Credit denominated in Korean Won, at the Korean CD Rate.

     2.19    Cash Collateral.  Notwithstanding anything to the contrary herein
             ---------------
or in any application for a Letter of Credit, after the occurrence and during the continuance of Default, each Borrower and Subsidiary Obligor shall, upon the Agent's demand, deliver to the Agent for the benefit of the Lenders, cash collateral, having a value, as determined by such Lenders, equal to the aggregate outstanding L/C Obligations of such Borrower or Subsidiary Obligor in addition to amounts on deposit in the Cash Collateral Account. Any such additional collateral shall be held by the Agent in a separate account appropriately designated as a cash collateral account in relation to this Agreement and the Letters of Credit and retained by the Agent for the benefit of the Lenders as collateral security for the Borrowers' and Subsidiary Obligors' obligations in respect of this Agreement and each of the Letters of Credit and L/C Drafts. Such amounts shall be applied to reimburse the Agent or each Issuing Lender, as applicable, for drawings or payments under or pursuant to Letters of Credit or L/C Drafts, or if no such reimbursement is required, to payment of such of the other Obligations as the Agent shall determine. If no Default shall be continuing, amounts remaining in any cash collateral account (other than the Cash Collateral Account) established pursuant to this Section 2.19 which are not to be applied to reimburse the
                    -------------
Agent for amounts actually paid or to be paid by the Agent in respect of a Letter of Credit or L/C Draft, shall be promptly returned to the applicable Borrower (after deduction of the Agent's expenses incurred in connection with such cash collateral account).

     2.20  Letter of Credit Fees.  The Company agrees to pay (i) quarterly, in
           ---------------------
arrears, on each Payment Date to the Agent for the ratable benefit of the Lenders having Commitments, except as set forth in Section 8.2, a letter of
                                                      -----------
credit  fee  ("LETTER  OF  CREDIT  FEE")  in  the  amount  of:

(w) with respect to Letters of Credit issued for the account of the Borrowers (other than Purina Korea, Inc.) and the Subsidiary Obligors (other than Purina Korea, Inc.), a rate per annum equal to the Applicable Letter of Credit Fee on the aggregate average daily outstanding amount available for drawing under all of the Letters of Credit issued for its account;

(x) with respect to standby Letters of Credit issued for the account of Purina Korea, Inc. and denominated in Dollars, a per annum rate equal to 3.50% on the aggregate average daily outstanding amount available for drawing under all standby Letters of Credit denominated in Dollars and issued for its account;

(y) with respect to standby Letters of Credit issued for the account of Purina Korea, Inc. and denominated in Korean Won, a per annum rate equal to 1.75% on the aggregate average daily outstanding amount available for drawing under all of the standby Letters of Credit denominated in Korean Won and issued for its account; and

(z) with respect to commercial Letters of Credit issued for the account of Purina Korea, Inc. and denominated in Dollars, a per annum rate equal to 1.50% on the aggregate average daily outstanding amount available for drawing under all of the commercial Letters of Credit denominated in Dollars and issued for its account; plus
               ----

(ii) to the Agent for the benefit of the Issuing Lenders, a fronting fee of one-eighth of one percent (0.125%) per annum on the aggregate average daily outstanding Dollar Amount available for drawing under all of the Letters of Credit issued for the account of any Borrower or Subsidiary Obligor payable quarterly, in arrears, on each Payment Date; plus
                                                    ----

(iii) in each case, all customary fees and other issuance, amendment, document examination, negotiation and presentment expenses and related charges in connection with the issuance, amendment, presentation of L/C Drafts, and the like customarily charged by the Issuing Lender with respect to standby and commercial Letters of Credit, including, without limitation, standard commissions with respect to commercial Letters of Credit, payable at the time of invoice of such amounts.

     2.21   Indemnification; Exoneration.  (a)  In addition to amounts payable
            ----------------------------
as elsewhere provided in this Agreement, each Borrower and Subsidiary Obligor with respect to Letters of Credit issued for its account agrees to protect, indemnify, pay and save harmless the Agent, each Issuing Lender and each Lender from and against any and all liabilities and costs which the Agent, any Issuing Lender or any Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit other than, in the case of the Issuing Lender, as a result of its gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction, or (ii) the failure of the Issuing Lender of a Letter of Credit to honor a drawing under such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority (all such acts or omissions herein called "GOVERNMENTAL ACTS").

     (b) As among the Borrowers, the Subsidiary Obligors, the Lenders, the Issuing Lenders and the Agent, the Borrowers and Subsidiary Obligors assume all risks of the acts and omissions of, or misuse of such Letter of Credit by, the beneficiary of any Letter of Credit. In furtherance and not in limitation of the foregoing, subject to the provisions of the Letter of Credit applications and Letter of Credit reimbursement agreements executed by the applicable Borrower or Subsidiary Obligor at the time of request for any Letter of Credit, the Issuing Lender of a Letter of Credit, the Agent and the Lenders shall not be responsible (in the absence of gross negligence or willful misconduct in connection therewith, as determined by the final judgment of a court of competent jurisdiction): (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of the
Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of a Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, or other similar form of teletransmission or otherwise; (v) for errors in interpretation of technical trade terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof; (vii) for the misapplication by the beneficiary of a Letter of Credit of the proceeds of any drawing under such Letter of Credit; and (viii) for any consequences arising from causes beyond the control of the Agent, the Issuing Lender and the Lenders including, without limitation, any Governmental Acts. None of the above shall affect, impair, or prevent the vesting of any of the Issuing Lender's rights or powers under this Section 2.21.
                                           -------------

     (c) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by an Issuing Lender under or in connection with Letters of Credit issued on behalf of any Borrower or Subsidiary Obligor or any related certificates shall not, in the absence of gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction, put the Issuing Lender, the Agent or any Lender under any resulting liability to any Borrower or Subsidiary Obligor or relieve any Borrower or Subsidiary Obligor of any of its obligations hereunder to any such Person.

     (d) Without prejudice to the survival of any other agreement of the Borrowers or the Subsidiary Obligors hereunder, the agreements and obligations of the Borrowers contained in this Section 2.21 shall survive the payment in
                                     ------------
full of principal and interest hereunder, the termination of the Letters of Credit and the termination of this Agreement.

     2.22    Judgment Currency.  If, for the purposes of obtaining judgment in
             -----------------
any court, it is necessary to convert a sum due from a Borrower hereunder or under any of the Notes in the currency expressed to be payable herein (the "SPECIFIED CURRENCY") into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the specified currency with such other currency at the Agent's main office in New York, New York or Seoul, Korea or any other applicable local office on the Business Day preceding that on which the final, non-appealable judgment is given. The obligations of the applicable Borrower in respect of any sum due to any Lender or the Agent hereunder shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by such Lender or Agent (as the case may be) of any sum adjudged to be so due in such other currency such Lender or Agent (as the case may be) may in accordance with normal, reasonable banking procedures purchase the specified currency with such other currency. If the amount of the specified currency so purchased is less than the sum originally due to such Lender or Agent, as the case may be, in the specified currency, the applicable Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or Agent, as the case may be, against such loss, and if the amount of the specified currency so purchased exceeds (a) the sum originally due to any Lender or Agent, as the case may be, in the specified currency and (b) any amounts shared with other Lenders as a result of allocations of such excess as a disproportionate payment  to  such Lender under Section 11.2, such Lender or Agent, as the case
                               ------------
may be, agrees to remit such excess to the applicable Borrower. Without prejudice to the survival of any of the other agreements of the Borrowers hereunder, the agreements and obligations of the Borrowers in this Section
                                                                       -------
2.22  shall  survive  the termination of this Agreement and the payment of all
   -
other  amounts  owing  hereunder.

     2.23    Currency  Disruption.    Notwithstanding  the satisfaction of all
             --------------------
conditions referred to in Article II with respect to any Advance in Korean Won
                          ----------
or in Dollars to Purina Korea, Inc., if, after the Closing Date, a material adverse change in the banking market (including, without limitation, a significant down-grading of the credit ratings of the major domestic banks in the Republic of Korea or the sovereign debt of the Republic of Korea) occurs or bank regulatory circumstances change or currency controls or restrictions or other exchange regulations are imposed or other circumstances arise as a result of which, in the reasonable opinion of the Agent or the Required Lenders, Korean Won or Dollars in Korea are unavailable to the Lenders or are no longer readily available or freely traded or other exchange regulations are imposed in the Republic or Korea with the result that different types of currency are introduced, then the Advances and standby Letters of Credit denominated in Korean Won and the Advances in Dollars to Purina Korea, Inc. and standby Letters of Credit denominated in Dollars for the account of Purina Korea, Inc. shall no longer be available until such time as the Agent or the Required Lenders determine that the disqualifying event or events no longer exist; provided, that during the period that such Korean Won or Letters of
        --------
Credit  denominated  in Dollars are unavailable pursuant to this Section 2.23,
                                                                 ------------
the  Company's  obligation  to pay the Korean facility fee pursuant to Section
                                                                       -------
2.10(C)(i)  shall  be  suspended.
  --------

     2.24   Termination Date Extension.  The Aggregate Commitment shall expire
            --------------------------
on the Termination Date. Within the period beginning 59 days and ending 30 days before the then effective Termination Date, the Company may request in writing that the Termination Date be extended for an additional period of 364 days, including the then effective Termination Date as one of the days in the calculation of days elapsed. Within 30 days after such request, each Lender may, in its sole discretion, agree to such extension to a new Termination Date not more than 364 days following the then effective Termination Date by giving written notice of such agreement to the Company and the Agent (and the failure to provide such notice shall be determined to be a decision not to extend). The Commitment of each Lender that declines to extend with respect to the Aggregate Commitment may, at the option of the Company, be replaced in accordance with Section 12.3 (but only to the extent a replacement Lender is
                  ------------
then available) or the Aggregate Commitment reduced. The Required Lenders must agree to any extension with respect to the Termination Date for any such extension to become effective.



ARTICLE  III:    CHANGE  IN  CIRCUMSTANCES
------------------------------------------

     3.1    Yield  Protection.    If  any  law  or  any  governmental  or
            -----------------
quasi-governmental  rule,  regulation, policy, guideline or directive (whether
          -----
or not having the force of law) adopted after the date of this Agreement and having general applicability to all banks within the jurisdiction in which such Lender operates (excluding, for the avoidance of doubt, the effect of and phasing in of capital requirements or other regulations or guidelines passed prior to the date of this Agreement), or any interpretation or application thereof by any Governmental Authority charged with the interpretation or application thereof, or the compliance of any Lender therewith,

     (i)   subjects any Lender (each reference in this Section 3.1 to a Lender
                                                       -----------
being in its capacity as a Lender or an Issuing Lender, or all of the foregoing) or any applicable Lending Installation to any tax, duty, charge or withholding on or from payments due from any of the Borrowers (excluding taxation imposed by the United States of America or any Governmental Authority of the jurisdiction under the laws of which such Lender is organized, on the overall net income of any Lender or applicable Lending Installation), or changes the basis of taxation of payments to any Lender in respect of its Loans, its L/C Interests, the Letters of Credit or other amounts due it hereunder, provided however that this clause (i) shall not apply with respect
                                       ----------
to  any  Taxes  to  which  Section  2.10(E)  applies,  or
                           ----------------

     (ii) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation with respect to its Eurodollar Loans, Korean Eurodollar Loans, Korean Won Loans, L/C Interests or the Letters of Credit (other than reserves and assessments taken into account in calculating the Eurodollar Rate or Korean Eurodollar Rate), or

     (iii) imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining the Eurodollar Loans, Korean Eurodollar Loans, Korean Won Loans, the L/C Interests or the Letters of Credit or reduces any amount received by any Lender or any applicable Lending Installation in connection with Eurodollar Loans, Korean Eurodollar Loans, Korean Won Loans or Letters of Credit, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of Loans or L/C Interests held or interest received by it or by reference to the Letters of Credit, by an amount deemed material by such Lender;

and the result of any of the foregoing is to increase the cost to that Lender of making, renewing or maintaining its Loans, L/C Interests or Letters of Credit or to reduce any amount received under this Agreement, then, within 15 days after receipt by the Company of written demand by such Lender pursuant to
Section  3.5, the Company shall pay or cause the appropriate Subsidiary to pay
------------
such Lender that portion of such increased expense incurred or reduction in an amount received which such Lender determines is attributable to making, funding and maintaining its Loans, L/C Interests, Letters of Credit and its Commitment.

     3.2    Changes  in  Capital  Adequacy  Regulations.    If  a Lender (each
            -------------------------------------------
reference in this Section 3.2 to a Lender being in its capacity as a Lender or
                  -----------
an Issuing Lender, or all of the foregoing) determines (i) the amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a result of a "Change" (as defined below), and (ii) such increase in capital will result in an increase in the cost to such Lender of maintaining its Loans, L/C Interests, the Letters of Credit or its obligation to make Loans hereunder, then, within 15 days after receipt by the Company of written demand by such Lender pursuant to Section 3.5, the Company shall pay
                                            -----------
or cause the appropriate Subsidiary to pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender determines is attributable to this Agreement, its Loans, its L/C Interests, the Letters of Credit or its obligation to make Loans hereunder (after taking into account such Lender's policies as to capital adequacy). "CHANGE" means (i) any change after the date of this Agreement in the "Risk-Based Capital Guidelines" (as defined below) excluding, for the avoidance of doubt, the effect of any phasing in of such Risk-Based Capital Guidelines or any other capital requirements passed prior to the date hereof, or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement and having general applicability to all banks and financial institutions within the jurisdiction in which such Lender operates which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender. "RISK-BASED CAPITAL GUIDELINES" means (i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled "International Convergence of Capital Measurements and Capital Standards," including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement.

     3.3    Availability  of  Types of Advances.  If (i) any Lender determines
            -----------------------------------
that maintenance of its Eurodollar Loans, Korean Eurodollar Loans or Korean Won Loans at a suitable Lending Installation would violate any applicable law, rule, regulation, policy, guideline, interpretation or directive, whether or not having the force of law, or (ii) the Agent or the Required Lenders determine that (x) deposits of a type, currency and maturity appropriate to match fund Eurodollar Advances, Korean Eurodollar Advances or Korean Won Advances are not available or (y) the interest rate applicable to a Eurodollar Advance, Korean Eurodollar Advances or Korean Won Advance is unavailable or does not accurately reflect the cost of making or maintaining such a Eurodollar Advance, Korean Eurodollar Advances or Korean Won Advance, then the Agent shall suspend the availability of Eurodollar Advances, Korean Eurodollar Advances or Korean Won Advances and, in the case of any occurrence set forth in clause (i), require any Eurodollar Advances, Korean Eurodollar Advances or
    ----------
Korean Won Advances to be repaid or, at the option of the Company, converted to Base Rate Advances denominated in Dollars or repaid at the end of the current Interest Period or at such other time, as may be required by the applicable law, rule, regulation, policy, guideline, interpretation or directive.

     3.4  Funding Indemnification.  If (i) any payment of a Eurodollar Advance
          -----------------------
or Korean Eurodollar Advance or Korean Won Advance occurs on a date which is not the last day of the applicable Interest Period, (ii) any Loan in any currency is converted to a Loan in any other currency on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment, illegality or otherwise, or if a Eurodollar Advance, a Korean Eurodollar Advance or Korean Won Advance is not made or continued or prepaid on the date specified by the applicable Borrower for any reason other than default by the Lenders, the applicable Borrower agrees to compensate and indemnify each Lender, on demand, for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain the Eurodollar Advance, the Korean Eurodollar Advance or Korean Won Advance.

     3.5    Lender Statements; Survival of Indemnity.  If reasonably possible,
            ----------------------------------------
each Lender shall designate an alternate Lending Installation with respect to its Eurodollar Loans, Korean Eurodollar Loans or Korean Won Loans to reduce any liability of the Borrowers to such Lender under Sections 3.1 and 3.2 or to
                                                    ------------     ---
avoid  the  unavailability  of a Type of Advance under Section 3.3, so long as
                                                       -----------
such designation is not disadvantageous to such Lender in its sole determination. Each Lender requiring compensation pursuant to Section 2.10(E)
                                                               ---------------
or  to this Article III shall use its reasonable efforts to notify the Company
            -----------
and the Agent in writing of any Change, law, policy, rule, guideline or directive giving rise to such demand for compensation not later than sixty
(60) days following the date upon which the responsible account officer of such Lender knows or should have known of such Change, law, policy, rule, guideline or directive; provided, that failure to give such notice shall not
                          --------
affect any obligations of the Borrowers hereunder with respect thereto; provided, further that for each such Change, law policy, rule, guideline or
      --   -------
directive giving rise to such demand, such reimbursement obligations shall be limited to an amount equal to costs incurred sixty (60) days prior to such notice and thereafter. Any demand for compensation pursuant to this Article
                                                                       -------
III  shall be in writing and shall state the amount due, if any, under Section
 --                                                                    -------
3.1, 3.2 or 3.4 and shall set forth in reasonable detail the calculations upon
---  ---    ---
which such Lender determined such amount. Such written demand shall be rebuttably presumed correct for all purposes. Determination of amounts payable under such Sections in connection with a Eurodollar Loan, Korean Eurodollar Loan or Korean Won Loan shall be calculated as though each Lender funded its Eurodollar Loan, Korean Eurodollar Loan or Korean Won Loan, as applicable through the purchase of a deposit of the type, currency and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate, Korean Eurodollar Rate or Korean CD Rate, as applicable to such Loan, whether in fact that is the case or not. The obligations of the Borrowers under Sections 3.1, 3.2 and 3.4 shall survive payment of the
                  -------------   ---       ---
Obligations  and  termination  of  this  Agreement.


ARTICLE  IV:    CONDITIONS  PRECEDENT
-------------------------------------

     4.1    Initial  Advances and Letters of Credit.  The Lenders shall not be
            ---------------------------------------
required to make the initial Loans or issue any Letters of Credit unless (i) such initial Loans are made not later than May 29, 1998 and (ii) the Company's Subsidiaries shall be capitalized (with contributions to capital, or, in the Company's discretion, loans) as described in the Consolidating Financial Forecasts for Subsidiaries dated February 25, 1998 and delivered to the Agent on February 26, 1998 and (iii) the Borrowers and Subsidiary Obligors have furnished to the Agent, with sufficient copies for the Lenders, all of the documents reflected on the List of Closing Documents attached as Exhibit E to
                                                                  ---------
this Agreement; it being understood and agreed that the Agent will notify the Company in writing promptly when all of the conditions precedent have been satisfied, provided, that it is further understood and agreed that if all of
            --------
the  conditions precedent described in clauses (i), (ii) and (iii) above shall
                                       -----------  ----     -----
not have been satisfied on or before May 29, 1998, the Aggregate Commitment hereunder shall be terminated as of such date (unless otherwise agreed by the Company and all of the Lenders) and all fees otherwise payable hereunder shall cease to accrue.

     4.2   Each Advance and Letter of Credit.  Except as expressly provided in
           ---------------------------------
Sections  2.17  with  respect  to the purchase of participations in Letters of
--------------
Credit,  the Lenders shall not be required to make any Advance and the Issuing
---
Lender shall not be required to issue any Letter of Credit, unless on the applicable Borrowing Date, or in the case of a Letter of Credit, the date on which the Letter of Credit is to be issued:

     (i)    The  "Revolving  Credit  Obligations"  owed  by  any  Borrower  or
Subsidiary Obligor under and as defined in the Long Term Credit Agreement shall be equal to the amounts set forth in either of (A) the second proviso of the first sentence of Section 2.1 of the Long Term Credit Agreement or (B) the first proviso of the first sentence of Section 2.16 of the Long Term Credit Agreement, as applicable, or, with respect to Advances and Letters of Credit denominated in Korean Won, the Dollar Amount of "Revolving Credit Obligations" denominated in Korean Won under and as defined in the Long Term Credit Agreement is equal to the "Maximum Korean Won Commitment" under and as defined in the Long Term Credit Agreement;

     (ii)    There  exists  no  Default  or  Unmatured  Default;  and

     (iii)  The representations and warranties contained in Article V are true
                                                            ---------
and correct in all material respects as of such Borrowing Date, except for representations and warranties made with reference to a specific date which representations and warranties shall be true and correct in all material respects as of such date.

     Each Borrowing Notice with respect to each such Advance and the letter of credit application with respect to a Letter of Credit shall constitute a representation and warranty by the Borrower requesting such Advance that the conditions contained in Sections 4.2(i), (ii) and (iii) will have been
                           ----------------   ----       -----
satisfied  as  of  the  date of such Advance or the issuance of such Letter of
Credit. Any Lender may require a duly completed officer's certificate in substantially the form of Exhibit F hereto and/or a duly completed compliance
                           ---------
certificate  in  substantially  the form of Exhibit C hereto as a condition to
                                            ---------
making  an  Advance.

ARTICLE  V:    REPRESENTATIONS  AND  WARRANTIES
-----------------------------------------------

      In order to induce the Agent and the Lenders to enter into this Agreement and to make the Loans and the other financial accommodations to the Borrowers and in order to induce the Issuing Lender to issue the Letters of Credit for the account of the Borrowers and Subsidiary Obligors, each of the Borrowers and the Subsidiary Obligors represents and warrants as follows to each Lender and each Agent as of the date of this Agreement and thereafter on each date as required by Section 4.2:
                              ------------

     5.1  Organization; Powers.  Each of the Borrowers and Subsidiary Obligors
          --------------------
(i) is a duly organized corporation validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) is duly qualified to do business as a foreign company or corporation and is in good standing under the laws of each jurisdiction in which failure to be so qualified and in good standing could have a Material Adverse Effect, and (iii) has all requisite power and authority to own, operate and encumber its property and to conduct its business as presently conducted and as proposed to be conducted in connection with and following the consummation of the transactions contemplated by this Agreement.

     5.2    Authority.
            ---------

     (A) Each of the Borrowers and each of the Subsidiary Obligors has the requisite power and authority (i) to execute, deliver and perform each of the Loan Documents which have been executed by it as required by this Agreement and (ii) to file the Loan Documents which must be filed by it with any Governmental Authority.

     (B) The execution, delivery, performance and filing, as the case may be, of each of the Loan Documents which must be executed or filed by any of the Borrowers or any Subsidiary Obligor which have been executed or filed as required by this Agreement and to which any of the Borrowers or any Subsidiary Obligor is party, and the consummation of the transactions contemplated thereby, have been duly approved, to the extent required, by the respective boards of managers or directors, as applicable, and, if necessary, the members or shareholders or workers' councils of the applicable Borrower or Subsidiary Obligor, as applicable, and such approvals have not been rescinded. No other action or proceedings on the part of any Borrower or any Subsidiary Obligor or other Person are necessary to consummate such transactions.

     (C) Each of the Loan Documents to which any of the Borrowers or any Subsidiary Obligor is a party has been duly executed, delivered or filed, as the case may be, by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally), is in full force and effect and no material term or condition thereof has been amended, modified or waived from the terms and conditions contained in the Loan Documents delivered to the Agent pursuant to Section 4.1 without the prior
                                                 -----------
written consent of the Required Lenders, and each of the Borrowers or each Subsidiary Obligor has, and, to the best of such Borrower's or Subsidiary Obligor's Knowledge, all other parties thereto have performed and complied with all the terms, provisions, agreements and conditions set forth therein and required to be performed or complied with by such parties, and no unmatured default, default or breach of any covenant by any such party exists thereunder.

     5.3    No  Conflict;  Governmental Consents.  The execution, delivery and
            ------------------------------------
performance of each of the Loan Documents to which any of the Borrowers or any Subsidiary Obligor is a party do not and will not (i) conflict with the documents of organization or governance of such Borrower or Subsidiary Obligor, (ii) constitute tortious interference with any Contractual Obligation of any Person or conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any Requirement of Law (including, without limitation, any Environmental Property Transfer Act) or Contractual Obligation of any Borrower or any Subsidiary Obligor, or require termination of any Contractual Obligation, except such interference, breach, default or termination which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect or to subject the Agent, the Arranger, any of the Lenders or any Issuing Lender to any liability, (iii) with respect to the Loan Documents, result in or require the creation or imposition of any Lien whatsoever upon any of the property or assets of any Borrower or any Subsidiary Obligor, other than Liens permitted by the Loan Documents, or (iv) require any approval of the Borrower's or any Subsidiary Obligor's members, shareholders, workers' council or other similar constituent group except such as have been obtained. The execution, delivery and performance of each of the Loan Documents to which any Borrower or any Subsidiary Obligor is a party do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by any Governmental Authority, including under any Environmental Property Transfer Act, except (i) filings, consents or notices which have been or, in the case of any of the foregoing, not required prior to the Closing Date, will be made, obtained or given, and (ii) filings, registrations and deliveries necessary to create or perfect security interests in the Collateral.

     5.4    Financial  Statements.    The  historical and forecasted financial
            ---------------------
statements, including, without limitation, the Consolidating Financial Forecasts for Subsidiaries dated February 25, 1998 and delivered to the Agent on February 26, 1998 (the "Statements") of the Company and its Subsidiaries, copies of which are attached hereto as Exhibit G, (i) with respect to the
                                            ---------
historical Statements, (a) were prepared in accordance with generally accepted accounting principles consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, (b) fairly present on a pro forma basis the consolidated financial position of the Company and its Subsidiaries as of the date thereof and consolidated results of operations for the period covered thereby; and (c) show all material indebtedness and other liabilities, direct or contingent, of the Company and its consolidated Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and material Contingent Obligations; and (ii) with respect to the forecasted Statements, the projections and assumptions expressed therein were prepared in good faith and represent management's opinion based on the information available to the Company at the time so furnished.

     5.5    No Material Adverse Change.  (a) Since November 30, 1997 up to the
            --------------------------
Closing Date, except as disclosed in the Company's Form 10 filed on March 19, 1998 with the Commission (a copy of which has been delivered to the Agent), there has occurred no change in the business, properties, condition (financial or otherwise), results of operations or prospects of the Company and its Subsidiaries taken as a whole or any other event which has had or is reasonably likely to have a Material Adverse Effect.

     (b) Since the Closing Date, there has occurred no change in the business, properties, condition (financial or otherwise), results of operations or prospects of the Company and its Subsidiaries taken as a whole or any other event which has had or is reasonably likely to have a Material Adverse Effect.

     5.6    Taxes.
            -----

     (A)  Tax Examinations.  All deficiencies which have been asserted against
          ----------------
the Company or any of the Company's Subsidiaries as a result of any federal, state, local or foreign tax examination for each taxable year in respect of which an examination has been conducted have been fully paid or finally settled or are being contested in good faith, and as of the Closing Date no issue has been raised by any taxing authority in any such examination which, by application of similar principles, reasonably can be expected to result in assertion by such taxing authority of a material deficiency for any other year not so examined which has not been reserved for in the Company's consolidated financial statements to the extent, if any, required by Agreement Accounting Principles. Except as permitted pursuant to Section 6.2(D) and except as
                                                  --------------
reserved for in the Company's consolidated financial statements to the extent, if any, required by Agreement Accounting Principles, neither the Company nor any of the Company's Subsidiaries anticipates any material tax liability with respect to the years which have not been closed pursuant to applicable law.

     (B)    Payment  of  Taxes.    All  tax returns and reports of each of the
            ------------------
Company and its Subsidiaries required to be filed have been timely filed, and all taxes, assessments, fees and other governmental charges thereupon and upon their respective property, assets, income and franchises which are shown in such returns or reports to be due and payable have been paid except those items which are being contested in good faith and have been reserved for in accordance with Agreement Accounting Principles. The Company has no Knowledge of any proposed tax assessment against the Company, or any of the Company's other Subsidiaries that will have or is reasonably likely to have a Material Adverse Effect.

     5.7  Litigation; Loss Contingencies and Violations.  Except for Permitted
          ---------------------------------------------
Existing  Contingent  Obligations  and  as  set  forth in Schedule 5.7 to this
                                                          ------------
Agreement, there is no action, suit, proceeding or investigation of which the Company has Knowledge or arbitration before or by any Governmental Authority or private arbitrator pending or, to the Knowledge of the Company or any of its Subsidiaries, threatened against the Company or any of its Subsidiaries or any property of any of them (i) challenging the validity or the enforceability of any material provision of the Loan Documents or (ii) which will have or is reasonably likely to have a Material Adverse Effect. There is no material loss contingency within the meaning of Agreement Accounting Principles which has not been reflected in the consolidated financial statements of the Company prepared and delivered pursuant to Section 6.1(A) for the fiscal period during
                                   --------------
which such material loss contingency was incurred. Neither the Company nor any of its Subsidiaries is (A) in violation of any applicable Requirements of Law which violation will have or is reasonably likely to have a Material Adverse Effect, or (B) subject to or in default with respect to any final judgment, writ, injunction, restraining order or order of any nature, decree, rule or regulation of any court or Governmental Authority which will have or is reasonably likely to have a Material Adverse Effect.

     5.8    Subsidiaries;  Capital  Stock.  Schedule 5.8 to this Agreement (i)
            -----------------------------   ------------
contains a description as of the Closing Date of the corporate structure of the Company, the Company's Subsidiaries and any other Person in which the Company or any of its Subsidiaries holds an equity interest; and (ii) accurately sets forth (A) the correct legal name, the jurisdiction of organization or incorporation and the jurisdictions in which each Borrower and the direct and indirect Subsidiaries of the Company is qualified to transact business as a foreign company or corporation, (B) the authorized, issued and outstanding shares of each class of Capital Stock of each entity referred to above that is a corporation and the owners of such shares (both as of the Closing Date and on a fully-diluted basis), and (C) a summary of the direct and indirect ownership, membership, partnership, joint venture, or other equity interests, if any, of the Company and each Subsidiary of the Company in any Person that is not a corporation. Except as disclosed on Schedule 5.8,
                                                                 ------------
none of the issued and outstanding Capital Stock of the Company or any of its Subsidiaries is subject to any vesting, redemption, or repurchase agreement, and there are no warrants or options outstanding with respect to such Capital Stock. As of the Closing Date, the outstanding Capital Stock of the Company and each of its Subsidiaries will be duly authorized, validly issued, fully paid and nonassessable and, with the exception of the Company, will not be Margin Stock.

     5.9    ERISA.    No  Benefit  Plan  has  incurred any accumulated funding
            -----
deficiency (as defined in Sections 302(a)(2) of ERISA and 412(a) of the Code) whether or not waived. Neither the Company nor any member of the Controlled Group has incurred any liability to the PBGC which remains outstanding other than the payment of premiums, and there are no premium payments which have become due which are unpaid. Schedule B to the most recent annual report filed with the IRS with respect to each Benefit Plan and furnished to the lenders is complete and accurate. Since the date of each such Schedule B, there has been no material adverse change in the funding status or financial condition of the Benefit Plan relating to such Schedule B. Neither the Company nor any member of the Controlled Group has (i) failed to make a required contribution or payment to a Multiemployer Plan or (ii) made a complete or partial withdrawal under Sections 4203 or 4205 of ERISA from a Multiemployer Plan. Neither the Company nor any member of the Controlled Group has failed to make a required installment or any other required payment under Section 412 of the Code on or before the due date for such installment or other payment. Neither the Company nor any member of the Controlled Group is required to provide security to a Benefit Plan under Section 401(a)(29) of the Code due to a Plan amendment that results in an increase in current liability for the plan year. Neither the Company nor any of its Subsidiaries maintains or contributes to any employee welfare benefit plan within the meaning of Section 3(1) of ERISA which provides benefits to employees after termination of employment other than as required by Section 601 of ERISA. Each Plan which is intended to be qualified under Section 401(a) of the Code as currently in effect is so qualified, and each trust related to any such Plan is exempt from federal income tax under Section 501(a) of the Code as currently in effect. The Company and all Subsidiaries are in compliance in all material respects with the responsibilities, obligations and duties imposed on them by ERISA and the Code with respect to all Plans (other than Foreign Employee Benefit Plans and Foreign Pension Plans). Neither the Company nor any of its Subsidiaries nor any fiduciary of any Plan has engaged in a nonexempt prohibited transaction described in Sections 406 of ERISA or 4975 of the Code which could reasonably be expected to subject the Company to liability individually or in the aggregate in excess of $2,500,000. Neither the Company nor any member of the Controlled Group has taken or failed to take any action which would constitute or result in a Termination Event, which action or inaction could reasonably be expected to subject the Company nor any of its Subsidiaries to liability in excess of $2,500,000. Neither the Company nor any Subsidiary is subject to any liability under Sections 4063, 4064, 4069, 4204 or 4212(c) of ERISA and no other member of the Controlled Group is subject to any liability under Sections 4063, 4064, 4069, 4204 or 4212(c) of ERISA which could reasonably be expected to subject the Company to or any of its Subsidiaries liability individually or in the aggregate in excess of $2,500,000. Neither the Company nor any of its Subsidiaries has, by reason of the transactions contemplated hereby, any obligation to make any payment to any employee pursuant to any Plan or existing contract or arrangement.

     5.10    Accuracy of Information.  Each of (i) the Company's Form 10 filed
             -----------------------
on March 19, 1998 with the Commission (a copy of which has been delivered to the Agent), as of the date of filing of such Form 10, (ii) any registration statement or report on Form 10-K, 10-Q and 8-K (or their equivalents) which the Company shall have filed with the Commission as at the time of filing of such registration or report, as applicable, and (iii) all written reports, certificates and documents of the Company furnished by or on behalf of the
Company and any of its Subsidiaries to the Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents, including, without limitation, the Confidential Information Memorandum reviewed by the Company (provided that except as set forth in Section 5.4, no
                                                               -----------
representation or warranty is made with respect to the forward looking information contained therein), in each case, as of the date furnished, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     5.11    Securities  Activities.    Neither  the  Company  nor  any of its
             ----------------------
Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

     5.12    Material Agreements.  Neither the Company nor any Subsidiary is a
             -------------------
party to any agreement or instrument or subject to any charter or other contractual or corporate restriction which will have or is reasonably likely to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received notice or has Knowledge that (i) it is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Contractual Obligation applicable to it, or (ii) any condition exists which, with the giving of notice or the lapse of time or both, would constitute a default with respect to any such Contractual Obligation, in each case, except where such default or defaults, if any, will not have or are not reasonably likely to have a Material Adverse Effect.

     5.13    Compliance  with  Laws.   The Company and its Subsidiaries are in
             ----------------------
compliance with all Requirements of Law applicable to them and their respective businesses, in each case where the failure to so comply individually or in the aggregate will have or is reasonably likely to have a Material Adverse Effect.

     5.14    Assets  and Properties.  The Company and each of its Subsidiaries
             ----------------------
has good and marketable title to all of its assets and properties (tangible and intangible, real or personal) owned by it or a valid leasehold interest in all of its leased assets (except insofar as marketability may be limited by any laws or regulations of any Governmental Authority affecting such assets), and all such assets and property are free and clear of all Liens, except Liens securing the Obligations and Liens permitted under Section 6.3(C).
                                                          ---------------
Substantially all of the assets and properties owned by, leased to or used by the Company and/or each such Subsidiary of the Company are in adequate operating condition and repair, ordinary wear and tear excepted. Except for Liens granted to the Agent for the benefit of the Agent and the Holders of Secured Obligations, neither this Agreement nor any other Loan Document, nor any transaction contemplated under any such agreement, will affect any right, title or interest of the Company or such Subsidiary in and to any of such assets in a manner that will have or is reasonably likely to have a Material Adverse Effect.

     5.15   Statutory Indebtedness Restrictions.  Neither the Company, nor any
            -----------------------------------
of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, or the Investment Company Act of 1940, or any other federal, state, local or foreign statute or regulation which limits its ability to consummate the transactions contemplated hereby.

     5.16   Post-Retirement Benefits.  As of the Closing Date, the Company and
            ------------------------
its Subsidiaries have no expected cost of post-retirement medical and insurance benefits payable by the Company or its Subsidiaries to its employees and former employees, as estimated by the Company in accordance with Financial Accounting Standards Board Statement No. 106.

     5.17    Insurance.  Schedule 5.17 to this Agreement accurately sets forth
             ---------   -------------
as of the Closing Date all insurance policies and programs currently in effect with respect to the respective properties and assets and business of the Company and its Subsidiaries, specifying for each such policy and program, (i) the amount thereof, (ii) the risks insured against thereby, (iii) the name of the insurer and each insured party thereunder, (iv) the policy or other identification number thereof, (v) the expiration date thereof, (vi) the annual premium with respect thereto and (vii) describes any reserves, relating to any self-insurance program that is in effect. Such insurance policies and programs reflect coverage that is reasonably consistent with prudent industry practice.

     5.18    Contingent Obligations.  Except for Permitted Existing Contingent
             ----------------------
Obligations, neither the Company nor any of its Subsidiaries has any Contingent Obligation, contingent liability, long-term lease, or synthetic lease, not reflected in the financial statements attached hereto as Exhibit G
                                                                     ---------
or otherwise disclosed to the Agent and the Lenders in the other Schedules to this Agreement, which could reasonably be expected to subject the Company nor any of its Subsidiaries to liability individually or in the aggregate in excess of (a) $2,500,000 with respect to payments for Contingent Purchase Price Obligations, (b) $30,000,000 with respect to guarantees issued for the benefit of third-parties as support for loans and advances made by such third-parties to Subsidiaries (other than Subsidiary Borrowers and Subsidiary Obligors) of the Company or (c) $2,500,000 for other amounts.

     5.19    Restricted  Junior  Payments.  Neither the Company nor any of its
             ----------------------------
Subsidiaries has directly or indirectly declared, ordered, paid or made or set apart any sum or properties for any Restricted Junior Payment or agreed to do so, except to the extent permitted pursuant to Section 6.3(F) of this
                                                       ---------------
Agreement.

     5.20    Labor  Matters.
             --------------

     (A) There are on the Closing Date no material collective bargaining agreements, other labor agreements or Multiemployer Plans covering any of the employees of the Company or any of its Subsidiaries. As of the Closing Date, no material labor disputes, strikes or walkouts affecting the operations of the Company or any of its Subsidiaries, is pending, or, to the Company's Knowledge, threatened, planned or contemplated.

     (B)    Set  forth in Schedule 5.20 to this Agreement is a list, as of the
                          -------------
Closing Date, of all material consulting agreements, executive compensation plans, deferred compensation agreements, employee pension plans or retirement plans, employee profit sharing plans, employee stock purchase and stock option plans, severance plans, group life insurance, hospitalization insurance or other plans or arrangements of the Company and its Subsidiaries providing for benefits for employees of the Company or its Subsidiaries.

     5.21   Environmental Matters.  (a)  Except as disclosed on Schedule 5.21:
            ---------------------                               -------------

     (i) the operations of the Company and its Subsidiaries comply in all material respects with all applicable Environmental, Health or Safety Requirements of Law;

     (ii) the Company and its Subsidiaries have all material permits, licenses or other authorizations required under all applicable Environmental, Health or Safety Requirements of Law and are in material compliance with such permits;

     (iii) neither the Company, any of its Subsidiaries nor any of their respective present property or operations, or, to the best of, the Company's or any of its Subsidiaries' Knowledge, any of their respective past property or operations, are subject to or are the subject of, any investigation known to the Company or any of its Subsidiaries, any judicial or administrative proceeding, order, judgment, decree, settlement or other agreement respecting:
(A) any material violation of Environmental, Health or Safety Requirements of Law; (B) any material remedial action; or (C) any material claims or liabilities arising from the Release or threatened Release of a Contaminant into the environment;

     (iv) there is not now, nor to the best of the Company's or any of its Subsidiaries' Knowledge has there ever been on or in the property of the Company or any of its Subsidiaries any material landfill, waste pile, underground storage tanks, aboveground storage tanks, surface impoundment or hazardous waste storage facility of any kind, polychlorinated biphenyls (PCBs) used in hydraulic oils, electric transformers or other equipment, or asbestos-containing material; and

     (v) neither the Company nor any of its Subsidiaries has any material Contingent Obligation or material contingent liability in connection with any Release or threatened Release of a Contaminant into the environment.

     (b)  For purposes of this Section 5.21 "material" means any noncompliance
                               ------------
or basis for liability which could reasonably be likely to subject the Company to liability individually in excess of $2,500,000 or in the aggregate in excess of $5,000,000.

     5.22    Foreign  Employee  Benefit  Matters.    (a) Each Foreign Employee
             -----------------------------------
Benefit Plan is in compliance in all respects with all laws, regulations and rules applicable thereto and the respective requirements of the governing documents for such Plan, except for any non-compliance the consequences of which, in the aggregate, would not result in a material obligation to pay money; (b) the aggregate of the accumulated benefit obligations under all Foreign Pension Plans does not exceed to any material extent the current fair market value of the assets held in the trusts or similar funding vehicles for such Plans or reasonable reserves have been established in accordance with prudent business practices or as required by Agreement Accounting Principles with respect to any shortfall; (c) with respect to any Foreign Employee Benefit Plan maintained or contributed to by the Company or any Subsidiary or any member of its Controlled Group (other than a Foreign Pension Plan), reasonable reserves have been established in accordance with prudent business practice or where required by ordinary accounting practices in the jurisdiction in which such Plan is maintained; and (d) there are no actions, suits or claims (other than routine claims for benefits) pending or, to the Knowledge of the Company and its Subsidiaries, threatened against the Company or any Subsidiary of it or any ERISA Affiliate with respect to any Foreign Employee Benefit Plan, except to the extent the consequences of which, in the aggregate, would not result in a material obligation to pay money.


ARTICLE  VI:    COVENANTS
-------------------------

     Each of the Borrowers covenants and agrees that so long as any Commitments are outstanding and thereafter until payment in full of all of the Obligations (other than contingent indemnity and reimbursement obligations), unless the Required Lenders shall otherwise give prior written consent:

     6.1    Reporting.    The  Borrowers  shall:
            ---------

     (A)    Financial  Reporting.  Furnish  to  the Agent (which will promptly
            --------------------
furnish  copies  of  the  following  to  the  Lenders):

     (i)   Quarterly Reports.  As soon as practicable, and in any event within
           -----------------
forty-five (45) days after the end of the first three fiscal quarters in each fiscal year beginning with the fiscal quarter ending February 28, 1998, the consolidated and consolidating balance sheets of the Company and its Subsidiaries as at the end of such period, the related consolidated and consolidating statements of income and the related consolidated statement of stockholders' equity and cash flow of the Company and its Subsidiaries for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, certified by the chief financial officer of the Company on behalf of the Company as fairly presenting in all material respects the consolidated and, as applicable, consolidating financial position of the Company and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in accordance with Agreement Accounting Principles, subject to normal year end adjustments.

     (ii)    Annual  Reports.  As soon as practicable, and in any event within
             ---------------
ninety (90) days after the end of each fiscal year, (a) the consolidated and consolidating balance sheet of the Company and its Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income and the related consolidated statement of stockholders' equity and cash flow of the Company and its Subsidiaries for such fiscal year, and, in comparative form the corresponding figures for the previous fiscal year, (b) a schedule from the Company setting forth for each item in clause (a) hereof,
                                                            ----------
the corresponding figures from the consoli-dated financial budget for the current fiscal year delivered pursuant to Section 6.1(A)(iv), and (c) an audit
                                          ------------------
report on the items (other than the consolidating financial statements) listed in clause (a) hereof of independent certified public accountants of recognized
   ----------
national standing, which audit report shall be unqualified and shall state that such financial statements fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in conformity with Agreement Accounting Principles and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards. The deliveries made pursuant to this clause (ii) shall be
                                                          -----------
accompanied by a certificate of such accountants that, in the course of their examination necessary for their certification of the foregoing (such examination utilizing only their customary audit procedures without any necessity of conducting extra procedures for purposes of this certificates), they have obtained no knowledge of such Default or Unmatured Default under
Section  6.4,  or  if,  in  the  opinion  of  such accountants, any Default or
   ---------
Unmatured  Default  shall  exist, stating the nature and status thereof.  Such
   ----
deliveries shall also, not later than one hundred twenty days after the end of such fiscal year, be accompanied by the management recommendation letter from such accountants delivered in connection with such financial statements (x) confirming that although no separate internal controls audit was conducted, in the process of their regular audit, the internal systems and controls were reviewed on a limited basis, and (y) listing any recommendations made to the Company with respect to its internal systems and controls. If the Required Lenders are not satisfied with the management recommendation letter's treatment of the Company's internal systems and controls, they shall have the right to require the Company to direct independent certified public accountants of recognized national standing to prepare an audit report on the internal systems and controls of the Company and its Subsidiaries.

     (iii)    Officer's  Certificate.    Together  with  each  delivery of any
              ----------------------
financial  statement  pursuant to clauses (i) and (ii) of this Section 6.1(A),
                                  -----------     ----         --------------
(a) an Officer's Certificate of the Company, substantially in the form of Exhibit F attached hereto and made a part hereof, stating that no Default or
    ------
Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof and (b) a Compliance Certificate, substantially in the form of Exhibit C attached hereto and made a part hereof,
                             ---------
signed by the Company's chief financial officer, setting forth the Company's calculations for the period then ended for Section 2.2(B) and for Section
                                                --------------         -------
2.4(b)  and which demonstrate compliance, when applicable, with the provisions
    --
of Section 6.4, and which calculate the EBITDA Contribution Ratio for purposes
   -----------
of determining the Applicable Eurodollar Margins, the Applicable Base Rate Margins, the Applicable Letter of Credit Fee, and the Applicable Facility Fee.

     (iv)    Budgets.   As soon as practicable and in any event not later than
             -------
thirty (30) days following the beginning of each fiscal year beginning with the fiscal year beginning September 1, 1998, a copy of the budget (including a budgeted balance sheet and income statement) of the Company for the upcoming fiscal year prepared in such detail as shall be reasonably satisfactory to the Agent.

     (B)    Notice  of  Default.    Promptly  upon  any of the chief executive
            -------------------
officer, chief operating officer, or chief financial officer of the Company obtaining Knowledge (i) of any condition or event which constitutes a Default or Unmatured Default, or becoming aware that any Lender or Agent has given any written notice with respect to a claimed Default or Unmatured Default under this Agreement, or (ii) that any Person has given any written notice to the Company or any Subsidiary of the Company or taken any other action with respect to a claimed default or event or condition of the type referred to in
Section  7.1(e), deliver to the Agent and the Lenders an Officer's Certificate
---------------
specifying (a) the nature and period of existence of any such claimed default, Default, Unmatured Default, condition or event, (b) the notice given or action taken by such Person in connection therewith, and (c) what action the Company has taken, is taking and proposes to take with respect thereto.

     (C)  Lawsuits.  (i)  Promptly upon the Company obtaining Knowledge of the
          --------
institution of, or written threat of, any action, suit, proceeding, governmental investigation or arbitration against or affecting the Company or any of its Subsidiaries or any property of the Company or any of its Subsidiaries not previously disclosed pursuant to Section 5.7, which action,
                                                    -----------
suit, proceeding, governmental investigation or arbitration exposes, or in the case of multiple actions, suits, proceedings, governmental investigations or arbitrations arising out of the same general allegations or circumstances which expose, in the Company's reasonable judgment, the Company or any of its Subsidiaries to liability in an amount aggregating $2,500,000 or more, give written notice thereof to the Agent and the Lenders and provide such other information as may be reasonably available to enable each Lender and the Agent and its counsel to evaluate such matters; and (ii) in addition to the requirements set forth in clause (i) of this Section 6.1(C), upon request of
                            ----------         --------------
the Agent or the Required Lenders, promptly give written notice of the status of any action, suit, proceeding, governmental investigation or arbitration disclosed on Schedule 5.7 or covered by a report delivered pursuant to clause
              ------------                                              ------
(i) above and provide such other information as may be reasonably available to
---
it that would not result in loss of any attorney-client privilege by disclosure to the Lenders to enable each Lender and the Agent and its counsel to evaluate such matters.

     (D)    Insurance.    As  soon  as practicable and in any event within one
            ---------
hundred twenty (120) days of the end of each fiscal year commencing with the fiscal year ending August 31, 1998 deliver to the Agent and the Lenders (i) a report in form as attached as Schedule 5.17 or otherwise in form and substance
                              -------------
reasonably satisfactory to the Agent outlining all material insurance coverage maintained as of the date of such report by the Company and its Subsidiaries and the duration of such coverage and (ii) an insurance broker's statement that all premiums with respect to such coverage have been paid when due.

     (E)    ERISA  Notices.  Deliver or cause to be delivered to the Agent and
            --------------
the Lenders, at the Company's expense, the following information and notices as soon as reasonably possible, and in any event:

     (i) (a) within ten (10) Business Days after the Company obtains Knowledge that a Termination Event has occurred which could reasonably be expected to subject the Company to or any of its Subsidiaries liability individually or in the aggregate in excess of $2,500,000, a written statement of the chief financial officer of the Company describing such Termination Event and the action, if any, which the Company has taken, is taking or proposes to take with respect thereto, and when known, any action taken or threatened by the IRS, DOL or PBGC with respect thereto and (b) within ten
(10) Business Days after any member of the Controlled Group obtains Knowledge that a Termination Event has occurred which could reasonably be expected to subject the Company to or any of its Subsidiaries liability individually or in the aggregate in excess of $2,500,000, a written statement of the chief financial officer of the Company describing such Termination Event and the action, if any, which the member of the Controlled Group has taken, is taking or proposes to take with respect thereto, and when known, any action taken or threatened by the IRS, DOL or PBGC with respect thereto;

     (ii) within ten (10) Business Days after the Company or any of its Subsidiaries obtains Knowledge that a prohibited transaction (defined in Sections 406 of ERISA and Section 4975 of the Code) has occurred, a statement of the chief financial officer of the Company describing such transaction and the action which the Company or such Subsidiary has taken, is taking or proposes to take with respect thereto;

     (iii) within ten (10) Business Days after any material increase in the benefits of any existing Plan or the establishment of any new Benefit Plan or the commencement of, or obligation to commence, contributions to any Benefit Plan or Multiemployer Plan to which the Company or any member of the Controlled Group was not previously contributing, notification of such increase, establishment, commencement or obligation to commence and the amount of such contributions;

     (iv) within ten (10) Business Days after the Company or any of its Subsidiaries receives notice of any unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 401(a) of the Code, copies of each such letter;

     (v) within thirty (30) Business Days after the establishment of any Foreign Employee Benefit Plan or the commencement of, or obligation to commence, contributions to any Foreign Employee Benefit Plan to which the Company or any Subsidiary was not previously contributing which, in any case, would materially increase the Company's employment costs, notification of such establishment, commencement or obligation to commence and the amount of such contributions;

(vi) within ten (10) Business Days after the filing thereof with the IRS, a copy of each funding waiver request filed with respect to any Benefit Plan and all communications received by the Company or a member of the Controlled Group with respect to such request;

     (vii) within ten (10) Business Days after receipt by the Company or any member of the Controlled Group of the PBGC's intention to terminate a Benefit Plan or to have a trustee appointed to administer a Benefit Plan, copies of each such notice;

     (viii) within ten (10) Business Days after receipt by the Company or any member of the Controlled Group of a notice from a Multiemployer Plan regarding the imposition of withdrawal liability, copies of each such notice;

     (ix) within ten (10) Business Days after the Company or any member of the Controlled Group fails to make a required installment or any other required payment under Section 412 of the Internal Revenue Code on or before the due date for such installment or payment, a notification of such failure; and

     (x) within ten (10) Business Days after the Company or any member of the Controlled Group knows or has reason to know that (a) a Multiemployer Plan has been terminated, (b) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, or (c) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan.

For  purposes of this Section 6.1(E), the Company, any of its Subsidiaries and
                      --------------
any member of the Controlled Group shall be deemed to know all facts known by the Administrator of any Plan of which the Borrower or any member of the Controlled Group or such Subsidiary is the plan sponsor.

     (F)    Labor  Matters.    Notify  the  Agent  and the Lenders in writing,
            --------------
promptly  upon  the Company's or any of its Subsidiaries' learning thereof, of
(i) any labor dispute to which the Company or any of its Subsidiaries may become a party, including, without limitation, any strikes, lockouts or other disputes relating to such Persons' plants and other facilities and (ii) any Worker Adjustment and Retraining Notification Act liability incurred with respect to the closing of any plant or other facility of the Company or any of its Subsidiaries where, in the case of (i) or (ii), such is reasonably likely to have a Material Adverse Effect.

     (G)  Other Indebtedness.  Deliver to the Agent and the Lenders (i) a copy
          ------------------
of each regular report, notice or communication regarding potential or actual defaults (including any accompanying officers' certificate) delivered by or on behalf of the Company or any of its Subsidiaries to the holders of Indebtedness for money borrowed with respect to Indebtedness the outstanding principal balance of which is at least $2,500,000 pursuant to the terms of the agreements governing such Indebtedness, such delivery to be made at the same time and by the same means as such notice or other communication is delivered to such holders, and (ii) a copy of each notice or other communication received by the Company or any of its Subsidiaries from the holders of Indebtedness for money borrowed with respect to Indebtedness the outstanding principal balance of which is at least $2,500,000 pursuant to the terms of such Indebtedness, such delivery to be made promptly after such notice or other communication is received by the Company or the applicable Subsidiary.

     (H)    Other  Reports.  Deliver or cause to be delivered to the Agent and
            --------------
the Lenders copies of all 10-Ks, 10-Qs and 8-Ks filed with the Commission by the Company.

(I)    Environmental Notices.  Deliver to the Agent and the Lenders as soon as
       ---------------------
possible and in any event within ten (10) days after receipt by the Company or any of its Subsidiaries, a copy of (i) any notice or claim to the effect that the Company or any of its Subsidiaries is or may be liable to any Person as a result of the Release by the Company, any of its Subsidiaries, or any other
Person of any Contaminant into the environment, and (ii) any notice alleging any violation of any Environmental, Health or Safety Requirements of Law by the Company or any of its Subsidiaries if, in either case, such notice or claim relates to an event which could reasonably be expected to subject the Company or any of its Subsidiaries to liability individually or in the aggregate in excess of $2,500,000.

     (J)    Other  Information.   Within a reasonable period of time following
            ------------------
receipt of a request therefor from the Agent, prepare and deliver to the Agent and the Lenders such other information with respect to the Company, any of its Subsidiaries, or the Collateral, including, without limitation, schedules identifying and describing the Collateral and any dispositions thereof, as from time to time may be reasonably requested by the Agent or any Lender.

     6.2    Affirmative  Covenants.
            ----------------------

     (A)    Existence,  Etc.    Except  as provided by Section 6.3(B)(iv) with
            ----------------                           ------------------
respect to the sale, dissolution or liquidation of certain Subsidiaries of the Company, the Company shall, and shall cause each of its Subsidiaries to, at all times maintain its existence and preserve and keep, or cause to be preserved and kept, in full force and effect its rights and franchises material to its businesses except that any Subsidiary of the Company may merge with or liquidate into the Company or any other Subsidiary of the Company; provided that the surviving entity expressly assumes any liabilities, if any,
   -----
of either of such Subsidiaries with respect to the Obligations pursuant to an assumption agreement reasonably satisfactory to the Agent; provided further
                                                              -------- -------
that the Consolidated Net Worth of the surviving corporation is not less than the Consolidated Net Worth of the Subsidiary with any liability with respect to the Obligations immediately prior to such merger; and provided further, if
                                                          -------- -------
the corporation being merged out of existence or liquidated is a party to a Pledge Agreement the surviving entity shall execute and deliver such documents, instruments, agreements and opinions in connection therewith as shall be required by the Agent in connection with any such Pledge Agreement (and all accrued interest in connection therewith) of such entity shall be repaid in full as of the date of such liquidation or merger.

     (B)    Corporate  Powers;  Conduct  of  Business.   Except as provided by
            -----------------------------------------
Section  6.3(B)(iv)  with  respect  to the sale, dissolution or liquidation of
      -------------
certain Subsidiaries of the Company, the Company (x) shall, and shall cause each of its Subsidiaries to qualify and remain qualified to do business in each jurisdiction in which the nature of its business requires it to be so qualified and where the failure to be so qualified will have or is reasonably likely to have a Material Adverse Effect and (y) will, and will cause each Subsidiary to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted.

     (C)    Compliance with Laws, Etc.  The Company shall, and shall cause its
            --------------------------
Subsidiaries to, (a) comply with all Requirements of Law and all restrictive covenants affecting such Person or the business, properties, assets or operations of such Person, and (b) obtain as needed all permits necessary for its operations and maintain such permits in good standing unless failure to comply or obtain is not reasonably anticipated to have a Material Adverse Effect.

     (D)    Payment of Taxes and Claims; Tax Consolidation.  The Company shall
            ----------------------------------------------
pay, and cause each of its Subsidiaries to pay, (i) all taxes, assessments and other governmental charges imposed upon it or on any of its properties or assets or in respect of any of its franchises, business, income or property before any penalty or interest accrues thereon, and (ii) all claims
(including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or may become a Lien (other than a Lien permitted by Section 6.3(C)) upon any of
                                                   --------------
the Company's or such Subsidiary's property or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided, however,
                                                            --------  -------
that no such taxes, assessments and governmental charges referred to in clause
                                                                        ------
(i)  above or claims referred to in clause (ii) above (and interest, penalties
---                                 -----------
or fines relating thereto) need be paid if being contested in good faith by appropriate proceedings diligently instituted and conducted and if such reserve or other appropriate provision, if any, as shall be required in conformity with Agreement Accounting Principles shall have been made therefor. The Company will not permit any of its Subsidiaries to file or consent to the filing of any consolidated income tax return with any Person other than the Company or any of its Subsidiaries.

     (E)    Insurance.    The  Company  shall  maintain  for  itself  and  its
            ---------
Subsidiaries, or shall cause each of its Subsidiaries to maintain in full force and effect the insurance policies and programs listed on Schedule 5.17
                                                                 -------------
to this Agreement or substantially similar policies and programs or other policies and programs as reflect coverage that is reasonably consistent with prudent industry practice.

     (F)  Inspection of Property; Books and Records; Discussions.  The Company
          ------------------------------------------------------
shall permit, and cause each of the Subsidiary Borrowers and Subsidiary Obligors to permit, any authorized representative(s) designated by the Agent (together with an authorized representative of any Lender that may request to accompany such authorized representative of the Agent) to visit and inspect any of the properties of the Company or any of the Subsidiary Borrowers and Subsidiary Obligors, to examine, audit, check and make copies of their respective financial and accounting records, books, journals, orders, receipts and any non-privileged correspondence and other data relating to their respective businesses or the transactions contemplated hereby (including, without limitation, in connection with environmental compliance, hazard or liability), and to discuss their affairs, finances and accounts with their officers and independent certified public accountants, all upon reasonable notice and at such reasonable times during normal business hours, as often as may be reasonably requested; provided, however, that the Borrowers' and
                                 --------   -------
Subsidiary Obligors' obligation to reimburse the Agent for reasonable costs and expenses incurred in connection with such inspections shall be limited to no more than one (1) inspection during any twelve-month period if such inspections are conducted at a time when no Default or Unmatured Default shall have occurred and is continuing. So long as no Default or Unmatured Default shall have occurred and is continuing, and to the extent reasonably practicable, any such inspection with respect to a Borrower or Subsidiary Obligor will be coordinated with an Authorized Officer of the Company. The Company shall keep and maintain, and cause each of the Company's Subsidiaries to keep and maintain, in all material respects, proper books of record and account in which entries in conformity with Agreement Accounting Principles shall be made of all dealings and transactions in relation to their respective businesses and activities, including, without limitation, transactions and other dealings with respect to the Collateral. If a Default has occurred and is continuing, the Company, upon the Agent's request, shall turn over copies of any such records to the Agent or its representatives.

     (G)    ERISA  Compliance.  The Company shall, and shall cause each of its
            -----------------
domestic Subsidiaries to, establish, maintain and operate all Plans (other than Foreign Employee Benefit Plans and Foreign Pension Plans) to comply in all material respects with the provisions of ERISA, the Code, all other applicable laws, and the regulations and interpretations thereunder and the respective requirements of the governing documents for such Plans.

     (H)   Maintenance of Property.  The Company shall cause all property used
           -----------------------
or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in adequate condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly conducted at all times; provided,
                                                                     --------
however,  that  nothing  in this Section 6.2(H) shall prevent the Company from
 ------                          --------------
discontinuing  the  operation  or  maintenance of any of such property if such
 -
discontinuance is, in the judgment of the Company, desirable in the conduct of
 -
its business or the business of any Subsidiary and not disadvantageous in any respect to the Agent or the Lenders.

     (I)    Environmental  Compliance.  The Company and its Subsidiaries shall
            -------------------------
comply with all Environmental, Health or Safety Requirements of Law, except where noncompliance will not have or is not reasonably likely to subject the Company and its Subsidiaries to liability, individually in excess of $2,500,000, or in the aggregate in excess of $5,000,000.

     (J)    Use of Proceeds.  The Borrower shall use the proceeds of the Loans
            ---------------
to pay transaction costs in connection with the transactions evidenced by the Loan Documents, to refinance existing indebtedness of the Company and its Subsidiaries and to provide funds for the working capital needs and other general corporate purposes of the Borrowers and their Subsidiaries. The Company will not, nor will it permit any Subsidiary to, use any of the proceeds of the Loans to purchase or carry any "Margin Stock" or to make any Acquisition, other than any Permitted Acquisition pursuant to Section 6.3(G).
                                                               --------------

     (K)    Foreign Employee Benefit Compliance.  The Company shall, and shall
            -----------------------------------
cause each of its Subsidiaries and ERISA Affiliates to, establish, maintain and operate all Foreign Employee Benefit Plans to comply in all material respects with all laws, regulations and rules applicable thereto and the respective requirements of the governing documents for such Plans, except for failures to comply which, in the aggregate, would not result in a material obligation to pay money.


     6.3    Negative  Covenants.
            -------------------

     (A)  Indebtedness.  Neither the Company nor any of its Subsidiaries shall
          ------------
directly or indirectly create, incur, assume or otherwise become or remain directly or indirectly liable with respect to any Indebtedness, except:

(a)    the  Obligations;

     (b) Permitted Existing Indebtedness, and any extension, renewal, refunding or refinancing thereof, provided that any such extension, renewal,
                                    --------
refunding or refinancing is in an aggregate principal amount not greater than the principal amount of and interest, fees and expenses accrued on, such Permitted Existing Indebtedness outstanding at the time thereof and is on terms (including, without limitation, maturity, amortization, interest rate, premiums, fees, covenants, subordination, events of default, and remedies) not materially less favorable to the obligor or adverse to the Lenders than the terms of such Permitted Existing Indebtedness;

     (c)    Indebtedness  permitted  pursuant  to  Section 6.3(H) arising from
                                                   --------------
intercompany loans from (1) the Company, or any other Subsidiary of the Company to any Borrower, (2) any Subsidiary that is not a Borrower to any other Subsidiary or (3) any Borrower to any Subsidiary of the Company which is not a Borrower; provided, that all such Indebtedness is subordinated to the
                   --------
Obligations  on  terms  provided  in  this  Agreement;

     (d)    Indebtedness  in  respect  of  Hedging  Agreements permitted under
Section  6.3(P);
      ---------

     (e)    Indebtedness  permitted  by  Sections  6.4(B)  and  6.4(E)(2);
                                         ----------------       ---------

     (f)    Indebtedness  constituting  Contingent  Obligations  permitted  by
Section  6.3(E);
      ---------

     (g) unsecured Indebtedness and other liabilities incurred in the ordinary course of business and consistent with past practice, but not incurred through the borrowing of money or the obtaining of credit (other than customary trade terms).

     (B)    Sales  of Assets.  Neither the Company nor any of its Subsidiaries
            ----------------
shall sell, assign, transfer, lease, convey or otherwise dispose of any property, whether now owned or hereafter acquired, or any income or profits therefrom, or enter into any agreement to do so, except:

     (i)    sales  of  Inventory  in  the  ordinary  course  of  business;

     (ii) sales of certain assets of Purina Colombiana S.A., Purina de Venezuela, C.A., Purina de Guatemala, S.A., and Purina Peru S.A., in each case as described in that certain Agreement and Plan of Reorganization, dated as of April 1, 1998, by and among the Company, Ralston Purina Company, and Ralston Purina International Holding Company, Inc., as in effect on the Closing Date and without giving effect to any amendment or modification thereto;

     (iii) sales, assignments, transfers, leases, conveyances or other dispositions of other assets (other than the Capital Stock of any Subsidiary of the Company) if such transaction (a) is of assets no longer required in the ordinary course of business, (b) is for not less than fair market value, and
(c) when combined with all such other sales, assignments, transfers, conveyances or other dispositions (i) during any fiscal year represents the disposition of not greater than ten percent (10%) of the Company's Consolidated Net Worth calculated as of the date of such sale, assignment, transfer, conveyance or other disposition and after giving effect to such transaction; and

     (iv) (x) disposition of assets, dissolution, liquidation or sales of shares of Subsidiaries (other than stock or assets of Subsidiary Borrowers or Subsidiary Obligors) resulting from a determination by the Company to discontinue its operations in a particular jurisdiction and (y) with the prior written consent of all of the Lenders, the dissolution, liquidation or sale of shares of any Subsidiary Borrower or Subsidiary Obligor and only so long as any such sale or other disposition is for all cash consideration.

     (C)    Liens.    Neither  the  Company  nor any of its Subsidiaries shall
            -----
directly or indirectly create, incur, assume, permit or suffer to exist any Lien on or with respect to any of their respective property or assets except:

     (i)    Liens  created  by  the  Loan  Documents;

     (ii)    Permitted  Existing  Liens;

     (iii)    Customary  Permitted  Liens;

(iv) Liens securing financing under governmental or other special programs which are more advantageous to the Company than the financing available under this Agreement, to the extent such Liens are required in order to participate in such programs, and any renewals or extensions of any such Liens;

(v) other Liens securing indebtedness not exceeding, in the aggregate, ten percent (10%) of the Company's Consolidated Net Worth at the time of incurrence thereof; and

(vi) pledges of assets of entities other than Borrowers and Subsidiary Obligors to secure Indebtedness of Subsidiaries which are neither Borrowers nor Subsidiary Obligors.


     (D)  Investments.  Except for Permitted Existing Investments in an amount
          -----------
not greater than the amount thereof on the Closing Date, neither the Company nor any of its Subsidiaries shall directly or indirectly make or own any Investment except:

     (i)          Investments constituting Permitted Acquisitions permitted by
Section  6.3(G);
    -----------

     (ii)          Investments  in  Cash  Equivalents;

     (iii) Investments consisting of Indebtedness of employees to the extent such Indebtedness does not exceed in the aggregate $1,000,000 in any fiscal year;

     (iv) Investments in a particular jurisdiction other than the United States of locally generated funds;

     (v)          Investments  in  Affiliates  permitted  by  Section  6.3(H);
                                                              ---------------

     (vi) Investments received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

     (vii) Investments consisting of deposit accounts maintained by the Company and its Subsidiaries in connection with its cash management system in the ordinary course of business and consistent with past practice;

     (viii) Investments consisting of compensating balances maintained by Purina Korea, Inc. in Korea as required by domestic financial institutions as support for loans and advances made by such financial institutions to Purina Korea, Inc.; provided, such amounts do not in the aggregate exceed $8,000,000
              --------
at  any  time;  and

     (ix)         Investments constituting Contingent Obligations permitted by
Section  6.3(E) or Restricted Junior Payments permitted by Section 6.3(F); and
   ------------                                            --------------

     (x) Investments with any other Persons which do not exceed in the aggregate ten percent (10%) of the Consolidated Net Worth of the Company
(calculated  as  of  the  date  of  each  such  Investment).

     (E)    Contingent  Obligations.    Neither  the  Company  nor  any of its
            -----------------------
Subsidiaries shall directly or indirectly create or become or be liable with respect to any Contingent Obligation, material contingent liability, long-term lease, synthetic lease or Contractual Obligation, not reflected in the financial statements attached hereto as Exhibit G, except: (i) as set forth on
                                        ---------
Schedule  1.1.1,  (ii)    recourse  obligations  issued  for  the  benefit  of
---------------
customers, employees, vendors or other trading partners in the ordinary course
---------
of its business, (iii) guarantees to officers of the Company and its subsidiaries of obligations of such officers with respect to the business of the Company and its subsidiaries, (iv) guarantees incurred in connection with or resulting from Permitted Acquisitions or other Investments not otherwise prohibited under this Agreement; provided, that to the extent specified in
                                     --------
this  Agreement,  such  guarantees  referred  to  in this clause (iv) shall be
                                                          -----------
treated as Indebtedness for purposes of this Agreement, and (v) guarantees issued by the Company for the benefit of third-parties as support for loans and advances made by such third-parties to (x) Subsidiary Borrowers or Subsidiary Obligors and (y) Subsidiaries of the Company (other than Subsidiary Borrowers and Subsidiary Obligors) in an amount, contingent or otherwise, not to exceed $30,000,000 at any time.

     (F)    Restricted  Junior  Payments.   Neither the Company nor any of its
            ----------------------------
Subsidiaries  shall  declare  or  make  any Restricted Junior Payment, except:

     (i) dividends payable by the Company in compliance with the corporation law of the State of Missouri; and

     (ii) Restricted Junior Payments made by any Subsidiary of the Company to the Company or any other Subsidiary of the Company except that no Subsidiary shall make any Investment in (x) any Affiliate (other than the Company) if as a result thereof such Investments would at any time exceed in the aggregate forty percent (40%) of Consolidated Net Worth of the Company or (y) any Affiliate (other than a Borrower or Subsidiary Obligor) if as a result thereof such Investments would at any time exceed in the aggregate fifteen percent (15%) of the Consolidated Net Worth of the Company;

provided, however, that the Restricted Junior Payments described in clause (i)
--------  -------                                                   ----------
and  clause  (ii)  shall  not be permitted if either a Default or an Unmatured
     ------------
Default shall have occurred and be continuing at the date of declaration or payment thereof or would result therefrom.

     (G)    Conduct  of  Business;  Subsidiaries;  Acquisitions.   Neither the
            ---------------------------------------------------
Company nor any of its Subsidiaries shall engage in any business, or acquire any other business, other than the businesses in, or reasonably related to, the lines of business carried on by them on the date hereof. The Company shall not and shall not permit any of its Subsidiaries to create, capitalize or acquire any Subsidiary after the date hereof or enter into any transaction or series of transactions in which it acquires all or any significant portion of the assets of another Person, or such Person merges with or liquidates into the Company or any of its Subsidiaries, unless (x) such transaction is in connection with the Company's acquisition from Ralston Purina Company and/or Ralston Purina International Holding Company of the Capital Stock of each of the Company's Subsidiaries on or about the Closing Date or (y) such transaction meets the following requirements (each such transaction constituting a "PERMITTED ACQUISITION"):

     (1) no Default or Unmatured Default shall have occurred and be continuing or would result from such transaction or transactions or the incurrence of any Indebtedness in connection therewith;

(2) to the extent any such transaction, together with all such other transactions, exceeds in the aggregate $5,000,000 during any fiscal year, prior to each such transaction, the Company shall deliver to the Agent and the Lenders a certificate from one of the Company's Authorized Officers demonstrating to the satisfaction of the Agent and the Required Lenders that after giving effect to such transaction or transactions and the incurrence of any Indebtedness permitted by Section 6.3(A) in connection therewith on a pro
                               --------------
forma basis as if such acquisition, merger or liquidation and such incurrence of Indebtedness had occurred on the first day of the twelve-month period ending on the last day of the Company's most recently completed fiscal quarter, the Company would have been in compliance with all provisions of
Section  6.4 at all times during such twelve-month period and not otherwise in
    --------
Default;

     (3) the transaction is consummated pursuant to a negotiated agreement on a non-hostile basis and involves the purchase of, or entering into of, a business line similar, or reasonably related, to that of the Company's and its Subsidiaries as of the Closing Date;

     (4) in the case of any merger permitted under this Agreement, the surviving entity expressly assumes any liabilities, if any, either of the Company or Subsidiary party thereto, as applicable, with respect to the Obligations pursuant to an assumption agreement reasonably satisfactory to the Agent; and

     (5) the aggregate amount of Investments (including assumed liabilities) in connection with all such transactions during the term of this Agreement shall not exceed:

     (A) for any single transaction or series of related transactions, $20,000,000; and

     (B) for all transactions, $80,000,000 (excluding Investments actually made up to $4,000,000 in the aggregate in connection with the Company's development of production facilities in Shanggao, China).

     (H)   Transactions with Shareholders and Affiliates.  Except as set forth
           ---------------------------------------------
on  Schedule  6.3(H),  neither  the  Company nor any of its Subsidiaries shall
    ----------------
directly  or  indirectly  (i)  enter  into  or permit to exist any transaction
   -
(including,  without  limitation, the purchase, sale, lease or exchange of any
   -
property or the rendering of any service) with any holder or holders of any Capital Stock or other Equity Interests in the Company, or with any Affiliate of the Company, on terms that are less favorable to the Company or its Subsidiaries, as applicable, than those that might be obtained in an arm's length transaction at the time from Persons who are not such a holder or Affiliate; or (ii) enter into or permit to exist any such non-arm's length transaction, including without limitation loans and advances to or other Investments in (x) any Affiliate (other than the Company) if as a result thereof such Investments would at any time exceed in the aggregate forty percent (40%) of Consolidated Net Worth of the Company or (y) any Affiliate (other than a Borrower or Subsidiary Obligor) if as a result thereof such Investments would at any time exceed in the aggregate fifteen percent (15%) of the Consolidated Net Worth of the Company.

     (I)    Sales  and  Leasebacks.    Neither  the  Company  nor  any  of its
            ----------------------
Subsidiaries shall become liable, directly, by assumption or by Contingent Obligation, with respect to any lease, whether an Operating Lease, a synthetic lease or a Capitalized Lease, of any property (whether real or personal or mixed) (i) which it or one of its Subsidiaries sold or transferred or is to sell or transfer to any other Person, or (ii) which it or one of its Subsidiaries intends to use for substantially the same purposes as any other property which has been or is to be sold or transferred by it or one of its Subsidiaries to any other Person in connection with such lease, unless in either case the sale involved is not prohibited under Section 6.3(B) and the
                                                        --------------
lease  involved  is  not  prohibited  under  Section  6.3(A).
                                             ---------------

     (J)    Margin  Regulations.    Neither  the  Borrower  nor  any  of  its
            -------------------
Subsidiaries,  shall  use  all  or  any  portion of the proceeds of any credit
          -
extended  under  this  Agreement  to  purchase  or  carry  Margin  Stock.

     (K)    ERISA.    The  Company  shall not (i) engage, or permit any of its
            -----
Subsidiaries to engage, in any prohibited transaction described in Sections 406 of ERISA or 4975 of the Code for which a statutory or class exemption is not available or a private exemption has not been previously obtained from the DOL;

     (ii) permit to exist any accumulated funding deficiency (as defined in Sections 302 of ERISA and 412 of the Internal Revenue Code), with respect to any Benefit Plan, whether or not waived;

     (iii) fail, or permit any Controlled Group member to fail, to pay timely required contributions or annual installments due with respect to any waived funding deficiency to any Benefit Plan;

     (iv) terminate, or permit any Controlled Group member to terminate, any Benefit Plan which would result in any liability of the Company or any Controlled Group member under Title IV of ERISA;

     (v) fail to make any contribution or payment to any Multiemployer Plan which the Company or any Controlled Group member may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto;

     (vi) fail, or permit any Controlled Group member to fail, to pay any required installment or any other payment required under Section 412 of the Internal Revenue Code on or before the due date for such installment or other payment; or

     (vii) amend, or permit any Controlled Group member to amend, a Plan resulting in an increase in current liability for the plan year such that the Company or any Controlled group member is required to provide security to such Plan under Section 401(a)(29) of the Code.

     (L)    Issuance  of Equity Interests.  Neither the Company nor any of its
            -----------------------------
Subsidiaries shall issue any ownership, membership or other equity interests after the date of this Agreement if such issuance causes a Change of Control to occur.

     (M)    Organizational  Documents.    Neither  the  Company nor any of its
            -------------------------
Subsidiaries shall amend, modify or otherwise change any of the terms or provisions in any of their respective organizational documents as in effect on the date hereof in any manner adverse to the interests of the Lenders without the prior written consent of the Required Lenders.

     (N)  Other Indebtedness.  Neither the Company nor any of its Subsidiaries
          ------------------
shall amend, supplement or otherwise modify the terms of any Indebtedness owed by a Borrower or Subsidiary of the Company that would be materially adverse to the Lenders, including, without limitation, with respect to subordination.

     (O)    Fiscal  Year.    The  Company shall not change its fiscal year for
            ------------
accounting or tax purposes from a period consisting of the 12-month period ending on August 31 of each calendar year.

     (P)  Hedging Obligations.  The Company shall not and shall not permit any
          -------------------
of its Subsidiaries to enter into any interest rate, commodity or foreign currency exchange, swap, collar, cap or similar agreements other than hedging or other derivative transactions (i) relating to the acquisition of raw materials or the sale of products of the Company which are intended to protect the Company against the risks of changes in market prices or (ii) relating to currencies in which the Company receives revenues or incurs expenses which are intended to protect the Company against the risks of changes in the exchange rates relating to such currencies or (iii) relating to the interest rates on its outstanding or proposed Indebtedness which are intended to protect the Company against the risks of changes in the interest rates relating to such borrowing (such hedging agreements collectively are sometimes referred to herein as "HEDGING AGREEMENTS"). In the event a Lender elects to enter into any Hedging Agreements with the Company or any of its Subsidiaries, the obligations of the Company or such Subsidiary with respect to such Hedging Agreements shall be Secured Obligations secured by the Collateral.

     (Q)  Subsidiary Covenants.  The Company will not, and will not permit any
          --------------------
Subsidiary Borrower or Subsidiary Obligor to, create or otherwise cause to become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary Borrower or Subsidiary Obligor to (i) pay dividends or make any other distribution on its stock, or make any other Restricted Junior Payment, (ii) pay any Indebtedness or other Obligation owed to the Company or any other Subsidiary, (iii) make loans or advances or other Investments in the Company or any other Subsidiary, or (iv) sell, transfer or otherwise convey any of its property to the Company or any other Subsidiary.

     6.4    Financial Covenants.  The Company shall comply with the following:
            -------------------

     (A)    Interest  Coverage  Ratio.  The  Company  shall  maintain  a ratio
            -------------------------
("INTEREST COVERAGE RATIO") of (i) EBITDA to (ii) Cash Interest Expense of at least 2.50 to 1.00 as of the end of each fiscal quarter commencing with the fiscal quarter ending August 31, 1998 through the Termination Date.

In each case the Interest Coverage Ratio shall be determined as of the last day of each fiscal quarter for the four-quarter period ending on such day (provided; however, (a) for the fiscal quarter ending August 31, 1998, the
    -----   -------
Interest Coverage Ratio shall be calculated using EBITDA and Cash Interest Expense for the period commencing on April 1, 1998 through August 31, 1998,
(b) for the fiscal quarter ending November 30, 1998, the Interest Coverage Ratio shall be calculated using EBITDA and Cash Interest Expense for the period commencing on April 1, 1998 through November 30, 1998, and (c) for the fiscal quarter ending February 28, 1999, the Interest Coverage Ratio shall be calculated using EBITDA and Cash Interest Expense for the period commencing on April 1, 1998 through February 28, 1999).

     (B)    Maximum  Leverage  Ratio.   The Company shall not permit the ratio
            ------------------------
("LEVERAGE RATIO") of (i) Total Debt to (ii) EBITDA to be greater than 3.00 to
1.00 as of the end of each fiscal quarter commencing with the fiscal quarter ending August 31, 1998 through the Termination Date.

The Leverage Ratio shall be calculated, in each case, as of the last day of each fiscal quarter based upon (A) for purposes of calculating Total Debt, Indebtedness as of the last day of each such fiscal quarter; and (B) for
EBITDA, the actual amount for the four-quarter period ending on such day (provided; however, (a) for the fiscal quarter ending August 31, 1998, the
     ----   -------
Leverage Ratio shall be calculated using EBITDA for such fiscal quarter multiplied by four, (b) for the fiscal quarter ending November 30, 1998, the Leverage Ratio shall be calculated using EBITDA for the two fiscal quarters ending November 30, 1998 multiplied by two (2), and (c) for the fiscal quarter ending February 28, 1999, the Leverage Ratio shall be calculated using EBITDA for the three fiscal quarters ending February 28, 1999 multiplied by four-thirds (4/3)).

     (C)   Capital Expenditures.  The Company will not, nor will it permit any
           --------------------
Subsidiary to, expend, or be committed to expend, for Capital Expenditures during any one fiscal year in the aggregate for the Company and its
Subsidiaries in excess of (a) $81,250,000 for the fiscal year ending August 31, 1998, (b) $40,000,000 for the fiscal year ending August 31, 1999 plus any amount permitted to be expended in the previous fiscal year but not expended and (c) $28,750,000 in the aggregate for the fiscal years ending August 31, 2000 and August 31, 2001 plus any amount permitted to be expended in the previous fiscal year (pursuant to the absolute dollar limitation for such fiscal year and not pursuant to any carryover provision from a prior fiscal year)  but  not  expended.

     (D)    Minimum  Consolidated Net Worth.  The Company shall not permit its
            -------------------------------
Consolidated Net Worth at any time to be less than the amount set forth below during the period set forth opposite such amount:

Minimum  Consolidated  Net  Worth                    Applicable  Period
---------------------------------                    ------------------

$230,000,000                    April 1, 1998 through and including August 31,
1998

$240,000,000                    September 1, 1998 through and including August
31,  1999

$250,000,000                                        At  all  times thereafter.

For purposes of determining Consolidated Net Worth of the Company and its Subsidiaries as required by this Section 6.4(D) only, Consolidated Net Worth
                                   --------------
of the Company and its Subsidiaries shall be calculated excluding (i) the effect of translation account adjustments for the fiscal year ending on August 31, 1998 of up to $10,000,000 and (ii) the effect of further translation account adjustments of up to an additional $20,000,000.

     (E)    Country  Debt  Limitations.    Indebtedness  (whether  under  this
            --------------------------
Agreement or otherwise) incurred by the Subsidiaries in any particular country shall be subject to each of the following limitations:

(1) The applicable Borrower or Subsidiary Obligor shall not have Indebtedness under this Agreement outstanding at any time in excess of the maximum Dollar Amount set forth below:

     Borrower's  or  Subsidiary  Obligor's
     -------------------------------------
Jurisdiction  of  Incorporation                          Maximum Dollar Amount
-------------------------------                          ---------------------


                             Canada     $6,500,000
                             ------     ----------

                         United States     $5,000,000
                         -------------     ----------

                             Italy     $4,000,000
                                       ----------

                             Spain     $2,500,000
                                       ----------

                            Hungary     $2,000,000
                            -------     ----------


                             Korea     $15,000,000
                             -----     -----------

                             Mexico     $5,000,000
                             ------     ----------

                            Colombia     $5,000,000
                                         ----------

                             Brazil     $5,000,000
                                        ----------

                          Philippines     $2,500,000
                                          ----------

                           Venezuela     $2,500,000
                           ---------     ----------

(2) The ratio of (i) Total Debt for each of the Subsidiary Borrowers and Subsidiary Obligors (including Indebtedness owed to Affiliates but excluding Contingent Obligations in the form of standby Letters of Credit issued under this Agreement for the account of such Subsidiary Borrower or Subsidiary Obligor for the benefit of domestic financial institutions as support for loans and advances made by such financial institutions to the applicable
Subsidiary Borrower or Subsidiary Obligor to the extent any such loans or advances are outstanding) to (ii) EBITDA for each of the Subsidiary Borrowers and Subsidiary Obligors (other than Purina Korea, Inc.) shall not at any time exceed 3.00 to 1.00. The ratio of (i) Total Debt (including Indebtedness owed to Affiliates but excluding Contingent Obligations in the form of standby Letters of Credit issued under this Agreement for the account of Purina Korea, Inc. for the benefit of domestic financial institutions as support for loans and advances made by such financial institutions to Purina Korea, Inc. to the extent any such loans or advances are outstanding) to (ii) EBITDA for Purina Korea, Inc. shall not at any time exceed 2.25 to 1.00.

The foregoing ratios shall be calculated, in each case, as of the last day of each fiscal quarter based upon (A) for purposes of calculating Total Debt and Indebtedness as of the last day of each such fiscal quarter, and (B) for
EBITDA, the actual amount for the four-quarter period ending on such day (provided; however, (a) for the fiscal quarter ending August 31, 1998, the
     ----   -------
foregoing ratios shall be calculated using EBITDA for such fiscal quarter multiplied by four, (b) for the fiscal quarter ending November 30, 1998, the foregoing ratios shall be calculated using EBITDA for the two fiscal quarters ending November 30, 1998 multiplied by two (2), and (c) for the fiscal quarter ending February 28, 1999, the foregoing ratios shall be calculated using
EBITDA for the three fiscal quarters ending February 28, 1999 multiplied by four-thirds (4/3)).


ARTICLE  VII:    DEFAULTS
-------------------------

     7.1    Defaults.    Each  of the following occurrences shall constitute a
            --------
Default  under  this  Agreement:

     (a)    Failure  to  Make  Payments  When Due.  Any Borrower or Subsidiary
            -------------------------------------
Obligor shall (i) fail to pay when due any of the Obligations consisting of principal with respect to the Loans or Letters of Credit or (ii) shall fail to pay within three (3) days of the date when due any of the other Obligations under this Agreement or the other Loan Documents.

     (b)    Breach  of  Certain Covenants.  Any Borrower or Subsidiary Obligor
            -----------------------------
shall fail duly and punctually to perform or observe any agreement, covenant or obligation binding on such Borrower under (i) Sections 6.1 or Sections
                                                      ------------    --------
6.2(A), (B), (D), (E), (G), or (H), and such failure shall continue unremedied
    --  ---  ---  ---  ---     ---
for ten (10) Business Days after the earlier to occur of (x) notice from the Agent or any Lender to the Company of such Default and (y) the Company or any of its Subsidiaries knew or should have known of such Default exercising reasonable diligence, or (ii) Sections 6.2(C), (F), (I), (J), or (K), Section
                               ---------------  ---  ---  ---     ---  -------
6.3  or  Section  6.4.
---      ------------

     (c)    Breach  of  Representation  or  Warranty.    Any representation or
            ----------------------------------------
warranty made or deemed made by any Borrower or Subsidiary Obligor to the Agent or any Lender herein or by the Company or any of its Subsidiaries in any of the other Loan Documents or in any statement or certificate at any time given by any such Person pursuant to any of the Loan Documents shall be false or misleading in any material respect on the date as of which made (or deemed made).

     (d)  Other Defaults.  Any Borrower or Subsidiary Obligor shall default in
          --------------
the performance of or compliance with any term contained in this Agreement (other than as covered by paragraphs (a), (b) or (c) of this Section 7.1), or
                           --------------  ---    ---         -----------
the Company or any of its Subsidiaries shall default in the performance of or compliance with any term contained in any of the other Loan Documents, and such default shall continue for thirty (30) days after the earlier to occur of
(i)  notice  from  the  Agent or any Lender to the Company of such Default and
(ii) the Company or any of its Subsidiaries knew or should have known of such default exercising reasonable diligence.

     (e)   Default as to Other Indebtedness.  Any of the Company or any of its
           --------------------------------
Subsidiaries shall fail to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) with respect to any Indebtedness (other than the Obligations) the outstanding principal amount of which Indebtedness is in excess of $5,000,000; or any breach, default or event of default shall occur, or any other condition shall exist under any instrument, agreement or indenture pertaining to any such Indebtedness, if the effect thereof is to cause an acceleration, mandatory redemption, a requirement that the Company or any such Subsidiary offer to purchase such Indebtedness or other required repurchase of such Indebtedness, or permit the holder(s) of such Indebtedness to accelerate the maturity of any such Indebtedness or require a redemption or other repurchase of such Indebtedness; or any such Indebtedness shall be otherwise declared to be due and payable (by acceleration or otherwise) or required to be prepaid, redeemed or otherwise repurchased by the Company or any of its Subsidiaries (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof.

     (f)    Involuntary  Bankruptcy;  Appointment  of  Receiver,  Etc.
            ----------------------------------------------------------

     (i) An involuntary case shall be commenced against the Company, or its Subsidiaries with an aggregate net worth equal to or greater than ten percent (10%) of the Company's Consolidated Net Worth, and the petition shall not be dismissed, stayed, bonded or discharged within sixty (60) days after commencement of the case; or a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company or such Subsidiaries in an involuntary case, under any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect; or any other similar relief shall be granted under any applicable federal, state, local or foreign law.

     (ii) A decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Company, or its Subsidiaries with an aggregate net worth equal to or greater than ten percent (10%) of the Company's Consolidated Net Worth, or over all or a substantial part of the property of the Company, or such Subsidiaries shall be entered; or an interim receiver, trustee or other custodian of the Company or such Subsidiaries or of all or a substantial part of the property of the Company or such Subsidiaries shall be appointed or a warrant of attachment, execution or similar process against any substantial part of the property of the Company or such Subsidiaries shall be issued and any such event shall not be stayed, dismissed, bonded or discharged within sixty (60) days after entry, appointment or issuance.

     (g)   Voluntary Bankruptcy; Appointment of Receiver, Etc.  The Company or
           ---------------------------------------------------
its Subsidiaries with an aggregate net worth equal to or greater than ten percent (10%) of the Company's Consolidated Net Worth, shall (i) commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (ii) consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, (iii) commence a voluntary case seeking, or consent to, the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property, (iv) make any assignment for the benefit of creditors or fail generally to pay debts as they become due or (v) take any corporate action to authorize any of the foregoing.

     (h)    Judgments and Attachments.  Any money judgment(s), writ or warrant
            -------------------------
of attachment, or similar process against any of the Company or any of its Subsidiaries or any of their respective assets involving in any single case or in the aggregate an amount in excess of $5,000,000 is (are) entered and shall remain undischarged, unvacated, unbonded or unstayed for a period of sixty
(60) days or in any event later than fifteen (15) days prior to the date of any proposed sale thereunder.

     (i)  Dissolution.  Any order, judgment or decree shall be entered against
          -----------
the Company, or its Subsidiaries with an aggregate net worth equal to or greater than ten percent (10%) of the Company's Consolidated Net Worth, decreeing its involuntary dissolution or split up and such order shall remain undischarged and unstayed for a period in excess of sixty (60) days; or the Company or such Subsidiaries shall otherwise dissolve or cease to exist except as specifically permitted by this Agreement unless the dissolving entity is a limited liability company which elects to continue its existence.

     (j)    Loan Documents; Failure of Security.  At any time, for any reason,
            -----------------------------------
(i) any Loan Document as a whole that materially affects the ability of the Agent, or any of the Lenders to enforce the Obligations or enforce their rights against the Collateral, ceases to be in full force and effect or any of the Company or any of its Subsidiaries party thereto seeks to repudiate its obligations thereunder and the Liens intended to be created thereby are, or any of the Company or any such Subsidiary seeks to render such Liens, invalid and unperfected, or (ii) any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Loan Document, or (iii) Liens on Collateral with a fair market value in excess of $2,500,000 in favor of the Agent contemplated by the Loan Documents shall, at any time, for any reason, be invalidated or otherwise cease to be in full force and effect, or such Liens shall not have the priority contemplated by this Agreement or the Loan Documents.

     (k)   Termination Event.  Any Termination Event occurs which the Required
           -----------------
Lenders believe is reasonably likely to subject the Company or any of its Subsidiaries to liability individually or in the aggregate in excess of $2,500,000.

     (l)    Waiver  of Minimum Funding Standard.  If the plan administrator of
            -----------------------------------
any Plan applies under Section 412(d) of the Code for a waiver of the minimum funding standards of Section 412(a) of the Code and any Lender believes the substantial business hardship upon which the application for the waiver is based could reasonably be expected to subject either the Company or any Controlled Group member to liability individually or in the aggregate in excess of $2,500,000.

     (m)    Change  of  Control.    A  Change  of  Control  shall  occur.
            -------------------

     (n)  Environmental Matters.  The Company or any of its Subsidiaries shall
          ---------------------
be the subject of any proceeding or investigation pertaining to (i) the Release by the Company or any of its Subsidiaries of any Contaminant into the environment, (ii) the liability of any of the Company or any of its Subsidiaries arising from the Release by any other Person of any Contaminant into the environment, or (iii) any violation of any Environmental, Health or Safety Requirements of Law by the Company or any of its Subsidiaries, which, in any case, has or is reasonably likely to subject the Company or any of its Subsidiaries to liability individually in excess of $2,500,000 or in the aggregate in excess of $5,000,000.

     (o)  Guarantor Revocation.  Except as provided by Section 6.3(B)(iv) with
          --------------------                         ------------------
respect to the sale, dissolution or liquidation of certain Subsidiaries of the Company, any guarantor of the Obligations shall terminate or revoke or refuse to perform or assert invalidity of any of its payment obligations under the applicable guarantee agreement or breach any of the other terms of such guarantee agreement which breach remains unremedied for five (5) days.

     A Default shall be deemed "continuing" until waived in writing in accordance with Section 8.3.
                  ------------


ARTICLE  VIII:    ACCELERATION,  DEFAULTING  LENDERS;  WAIVERS, AMENDMENTS AND
------------------------------------------------------------------------------
REMEDIES
--------

     8.1    Remedies.

     (a)   Termination of Commitments; Acceleration.  If any Default described
           ----------------------------------------
in  Section  7.1(f) or 7.1(g) occurs with respect to any of the Borrowers, the
    ---------------    ------
obligations of the Lenders to make Loans hereunder and the obligation of the Agent or any Issuing Lender to issue Letters of Credit hereunder shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Agent, any Lender or any Issuing Lender. If any other Default occurs, the Required Lenders may (i) terminate or suspend the obligations of the Lenders to make Loans hereunder and the obligation of the Issuing Lenders to issue Letters of Credit hereunder, or (ii) declare the Obligations to be due and payable, or both, and upon any declaration under clause (ii), the Obligations shall become
                               ------------
immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrowers expressly waive.

     (b)    Rescission.    If  at  any  time after termination of the Lenders'
            ----------
obligations to make Loans or acceleration of the maturity of the Loans, Borrowers shall pay all arrears of interest and all payments on account of principal of the Loans and Reimbursement Obligations which shall have become due otherwise than by acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified in this Agreement) and all Defaults and Unmatured Defaults (other than nonpayment of principal of and accrued interest on the Loans due and payable solely by virtue of acceleration) shall be waived pursuant to Section 8.3, then upon the
                                                    -----------
written consent of the Required Lenders and written notice to Borrowers, the termination of Lenders' respective obligations to make Loans and the respective Lenders' and the Issuing Lenders' obligations to participate in or issue Letters of Credit or the aforesaid acceleration and its consequences may be rescinded and annulled; but such action shall not affect any subsequent Default or Unmatured Default or impair any right or remedy consequent thereon. The provisions of the preceding sentence are intended merely to bind the Lenders and the Issuing Lenders to a decision which may be made at the election of the Required Lenders; they are not intended to benefit Borrowers and do not give Borrowers the right to require the Lenders to rescind or annul any termination of the aforesaid obligations of the Lenders or Issuing Lenders or any acceleration hereunder, even if the conditions set forth herein are met.

     (c)  Enforcement.    The  Borrowers  acknowledge  that  in  the event the
          -----------
Borrowers fail to perform, observe or discharge any of their respective obligations or liabilities under this Agreement or any other Loan Document, any remedy of law may prove to be inadequate relief to the Agent, the Issuing Lenders and the Lenders; therefore, Borrowers agree that the Agent, the Issuing Lenders and the Lenders shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     8.2    Defaulting Lender.  In the event that any Lender fails to fund its
            -----------------
Revolving Credit Share of any Advance requested or deemed requested by any Borrower which such Lender is obligated to fund under the terms of this Agreement (the funded portion of such Advance being hereinafter referred to as a "NON PRO RATA LOAN"), until the earlier of such Lender's cure of such failure and the termination of the Commitments, the proceeds of all amounts thereafter repaid to the Agent by the Borrowers and otherwise required to be applied to such Lender's share of all other Obligations pursuant to the terms of this Agreement shall be advanced to the Borrowers by the Agent ("CURE LOANS") on behalf of such Lender to cure, in full or in part, such failure by such Lender, but shall nevertheless be deemed to have been paid to such Lender in satisfaction of such other Obligations. Notwithstanding anything in this Agreement to the contrary:

     (i)    the foregoing provisions of this Section 8.2 shall apply only with
                                             -----------
respect to the proceeds of payments of Obligations and shall not affect the conversion or continuation of Loans pursuant to Section 2.6;
                                                       ------------

     (ii) any such Lender shall be deemed to have cured its failure to fund its Revolving Credit Share of any Advance at such time as an amount equal to such Lender's original Revolving Credit Share of the requested principal portion of such Advance is fully funded to the applicable Borrower, whether made by such Lender itself or by operation of the terms of this Section 8.2,
                                                                  -----------
and whether or not the Non Pro Rata Loan with respect thereto has been repaid, converted or continued;

     (iii) regardless of whether or not a Default has occurred or is continuing, and notwithstanding the instructions of the applicable Borrower as to its desired application, all repayments of principal which, in accordance with the other terms of this Agreement, would be applied to the outstanding Base Rate Loans shall be applied first, ratably to all Base Rate Loans
                                       -----
constituting Non Pro Rata Loans, second, ratably to Base Rate Loans other than
                                 ------
those  constituting  Non  Pro  Rata Loans or Cure Loans and, third, ratably to
                                                             -----
Base  Rate  Loans  constituting  Cure  Loans;

     (iv) for so long as and until the earlier of any such Lender's cure of the failure to fund its Revolving Credit Share of any Advance and the termination of the Commitments, the term "Required Lenders" for purposes of this Agreement shall mean Lenders (excluding all Lenders whose failure to fund their respective Revolving Credit Shares of such Advance have not been so cured) whose Pro Rata Shares represent at least sixty-six and two-thirds
(66-2/3%)  of  the  aggregate  Pro  Rata  Shares  of  such  Lenders;  and

     (v) for so long as and until any such Lender's failure to fund its Revolving Credit Share of any Advance is cured in accordance with Section
                                                                       -------
8.2(ii),  (A)  such  Lender  shall  not  be entitled to any facility fees with
    ---
respect  to  its  Commitments and (B) such Lender shall not be entitled to any
    -
letter of credit fees, which facility fees and letter of credit fees shall accrue in favor of the performing Lenders, shall be allocated among such performing Lenders ratably based upon their relative Commitments.

     8.3    Amendments.    Subject to the provisions of this Article VIII, the
            ----------                                       ------------
Required Lenders (or the Agent with the consent in writing of the Required Lenders) and the Borrowers and Subsidiary Obligors may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrowers or the Subsidiary Obligors hereunder or waiving any Default hereunder; provided, however, that no such supplemental agreement shall,
            --------   -------
without  the  consent  of  each  Lender  affected  thereby:

     (i) Postpone or extend the Termination Date or any other date fixed for any payment of principal of, or interest on, the Loans, the Reimbursement Obligations or any fees or other amounts payable to such Lender (except with respect to (a) any modifications of the provisions relating to prepayments of Loans and other Obligations and (b) a waiver of the application of the default rate of interest pursuant to Section 2.7 hereof and (c) as expressly provided
                              -----------
by  the  terms  of  Section  2.24).
                    -------------

     (ii) Reduce the principal amount of any Loans or L/C Obligations, or reduce the rate or extend the time of payment of interest or fees thereon.

     (iii) Reduce the percentage specified in the definition of Required Lenders or any other percentage of Lenders specified to be the applicable percentage in this Agreement to act on specified matters.

     (iv) Increase the amount of the Commitment of any Lender hereunder (except with respect to an increase in any sublimits for any Types of Loans within the Commitments).

     (v)    Permit  any  Borrower  to  assign its rights under this Agreement.

     (vi)    Amend  Section  2.24  or  this  Section  8.3.
                    -------------            ------------

     (vii)  Except as provided by Section 6.3(B)(iv) with respect to the sale,
                                  ------------------
dissolution or liquidation of certain Subsidiaries of the Company, release any guarantor of all or any part of the Obligations or release all or substantially all of the Collateral.

No amendment of any provision of this Agreement relating to the Agent shall be effective without the written consent of the Agent. No amendment of any provision of this Agreement relating to any Issuing Lender shall be effective without the written consent of the Agent and each of the Issuing Lenders. The Agent may waive payment of the fee required under Section 12.3(B) without
                                                       ---------------
obtaining  the  consent  of  any  of  the  Lenders.

     8.4    Preservation  of Rights.  No delay or omission of the Lenders, the
            -----------------------
Issuing Lenders or the Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Loan or the issuance of a Letter of Credit notwithstanding the existence of a Default or the inability of the Borrowers to satisfy the conditions precedent to such Loan or issuance of such Letter of Credit shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 8.3, and then only to the extent in such writing
                      -----------
specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Agent, the Issuing Lenders and the Lenders until the Obligations have been paid in full.


ARTICLE  IX:    GENERAL  PROVISIONS
-----------------------------------

     9.1   Survival of Representations.  All representations and warranties of
           ---------------------------
the Borrowers and Subsidiary Obligors contained in this Agreement shall survive delivery of this Agreement and the making of the Loans herein contemplated.

     9.2    Governmental  Regulation.  Anything contained in this Agreement to
            ------------------------
the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrowers and neither the Agent nor any Issuing Lender shall be obligated to issue any Letter of Credit for the account of any Borrower or Subsidiary Obligor in violation of any limitation or prohibition provided by any applicable statute or regulation.

     9.3    Performance  of  Obligations.    Each  of  the  Borrowers  and the
            ----------------------------
Subsidiary Obligors agrees that the Agent may, but shall have no obligation to
(i) at any time, pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against any Collateral and (ii) after the occurrence and during the continuance of a Default make any other payment or perform any act required of any Borrower or Subsidiary Obligor under any Loan Document or take any other action which the Agent in its discretion deems necessary or desirable to protect or preserve the Collateral. The Agent shall use its best efforts to give the applicable Borrower or Subsidiary Obligor notice of any action taken under this Section 9.3 prior to
                                                          -----------
the taking of such action or promptly thereafter provided the failure to give such notice shall not affect the applicable Borrower's or Subsidiary Obligor obligations in respect thereof. Each of the Borrowers and the Subsidiary Obligors agrees to pay the Agent, upon demand, the principal amount of all funds advanced by the Agent under this Section 9.3, together with interest
                                           -----------
thereon at the rate from time to time applicable to Base Rate Loans from the date of such advance until the outstanding principal balance thereof is paid in full. If any Borrower or Subsidiary Obligor fails to make payment in respect of any such advance under this Section 9.3 within one (1) Business Day
                                       -----------
after the date such Borrower or Subsidiary Obligor receives written demand therefor from the Agent, the Agent shall promptly notify each Lender and each Lender agrees that it shall thereupon make available to the Agent, in Dollars in immediately available funds, the amount equal to such Lender's Pro Rata Share of such advance. If such funds are not made available to the Agent by such Lender within one (1) Business Day after the Agent's demand therefor, the Agent will be entitled to recover any such amount from such Lender together with interest thereon at the Federal Funds Effective Rate for each day during the period commencing on the date of such demand and ending on the date such amount is received. The failure of any Lender to make available to the Agent its Pro Rata Share of any such unreimbursed advance under this Section 9.3
                                                                   -----------
shall neither relieve any other Lender of its obligation hereunder to make available to the Agent such other Lender's Pro Rata Share of such advance on the date such payment is to be made nor increase the obligation of any other Lender to make such payment to the Agent. All outstanding principal of, and interest on, advances made under this Section 9.3 shall constitute Obligations
                                      -----------
secured by the Collateral until paid in full by the Borrowers and the Subsidiary Obligors.

     9.4    Headings.    Section  headings  in  the  Loan  Documents  are  for
            --------
convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

     9.5    Entire  Agreement.  The Loan Documents embody the entire agreement
            -----------------
and understanding among the Borrowers, the Subsidiary Obligors, the Agent, and the Lenders and supersede all prior agreements and understandings relating to the subject matter thereof.

     9.6    Several  Obligations;  Benefits of this Agreement.  The respective
            -------------------------------------------------
obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other. The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

     9.7    Expenses;  Indemnification.
            --------------------------

     (A)   Expenses.  Subject to the letter agreements dated February 25, 1998
           --------
and November 3, 1997 among the Company, the Agent and the Arranger with respect to costs and expenses incurred on or prior to the Closing Date, the Borrowers and Subsidiary Obligors shall reimburse the Agent and the Arranger for any reasonable costs, internal charges and out-of-pocket expenses (including attorneys' and paralegals' fees and time charges of attorneys and paralegals for the Agent or the Arranger, which attorneys and paralegals may be employees of the Agent or the Arranger) paid or incurred by the Agent or Arranger in connection with the preparation, negotiation, execution, delivery, syndication, review, amendment, modification, and administration of the Loan Documents. Each of the Borrowers and Subsidiary Obligors also agrees to reimburse the Agent, the Lenders and the Issuing Lenders for any costs, internal charges and out-of-pocket expenses (including attorneys' and paralegals' fees and time charges of attorneys and paralegals for the Agent, the Lenders and the Issuing Lenders, which attorneys and paralegals may be employees of the Agent, the Lenders or the Issuing Lenders) paid or incurred by the Agent, any Lender or any Issuing Lender in connection with the collection of the Obligations and enforcement of the Loan Documents. In addition to expenses set forth above, each of the Borrowers and Subsidiary Obligors agrees to reimburse the Agent, promptly after the request therefor, for each audit, collateral analysis or other business analysis performed by the Agent (or its authorized representative) for the benefit of the Lenders in connection with this Agreement or the other Loan Documents in an amount equal to the Agent's then customary charges for each person employed to perform such audit or analysis, plus all reasonable costs and expenses (including without limitation, travel expenses) incurred by the Agent in the performance of such audit or analysis; provided, that each Borrower and Subsidiary Obligor shall
                     --------
only be responsible for expenses in connection with one (1) such audit or business analysis performed with respect to such Borrower or Subsidiary Obligor, as applicable, in any twelve-month period at a time when no Default had occurred or was continuing. The Agent shall provide the Borrowers with a detailed statement of all reimbursements requested under this Section 9.7(A).
                                                               --------------

     (B)    Indemnity.   Each of the Borrowers and Subsidiary Obligors further
            ---------
agrees to defend, protect, indemnify, and hold harmless the Agent, the Arranger, each and all of the Lenders, each and all of the Issuing Lenders, and each of their respective Affiliates, and each of such Agent's, Arranger's, Lender's, Issuing Lender's or Affiliate's respective officers, directors, employees, attorneys and agents (including, without limitation, those retained in connection with the satisfaction or attempted satisfaction of any of the conditions set forth in Article IV) (collectively, the "INDEMNITEES") from and
                        ----------
against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses of any kind or nature whatsoever (including, without limitation, the fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto), imposed on, incurred by, or asserted against such Indemnitees in any manner relating to or arising out of:

     (i) this Agreement, the other Loan Documents, or any act, event or transaction related or attendant thereto, the making of the Loans, and the issuance of and participation in Letters of Credit hereunder, the management of such Loans or Letters of Credit, the use or intended use of the proceeds of the Loans or Letters of Credit hereunder, or any of the other transactions contemplated by the Loan Documents; or

     (ii) any liabilities, obligations, responsibilities, losses, damages, personal injury, death, punitive damages, economic damages, consequential damages, treble damages, intentional, willful or wanton injury, damage or threat to the environment, natural resources or public health or welfare, costs and expenses (including, without limitation, attorney, expert and consulting fees and costs of investigation, feasibility or remedial action studies), fines, penalties and monetary sanctions, interest, direct or indirect, known or unknown, absolute or contingent, past, present or future relating to violation of any Environmental, Health or Safety Requirements of Law arising from or in connection with the past, present or future operations of the Company, its Subsidiaries or any of their respective predecessors in interest, or, the past, present or future environmental, health or safety condition of any respective property of the Company or its Subsidiaries, the presence of asbestos-containing materials at any respective property of the Company or its Subsidiaries or the Release or threatened Release of any Contaminant into the environment (collectively, the "INDEMNIFIED MATTERS");

provided,  however,  the  Borrowers  and  Subsidiary  Obligors  shall  have no
--------   -------
obligation  to an Indemnitee hereunder with respect to (i) Indemnified Matters
-------
to the extent any such Indemnified Matter is found in a final non-appealable judgment by a court of competent jurisdiction to have arisen from such Indemnitee's gross negligence or wilful misconduct or (ii) Indemnified Matters arising solely out of a dispute between the Agent or a dispute between any Lender and the Agent. If the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrowers and Subsidiary Obligors shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees.

     (C)    Waiver  of  Certain  Claims;  Settlement  of  Claims.  Each of the
            ----------------------------------------------------
Borrowers and each of the Subsidiary Obligors agrees to assert no claim against any of the Indemnitees on any theory of liability for consequential damages, indirect damages, exemplary damages, punitive damages or any other similar theory of damages howsoever categorized. No settlement shall be entered into by the Company or any if its Subsidiaries with respect to any claim, litigation, arbitration or other proceeding relating to or arising out of the transaction evidenced by this Agreement or the other Loan Documents(whether or not the Agent, any Lender, any Issuing Lender or any Indemnitee is a party thereto) unless such settlement releases all Indemnitees
from  any  and  all  liability    with  respect  thereto.

     (D)    Survival  of  Agreements.    The obligations and agreements of the
            ------------------------
Borrowers  and  Subsidiary  Obligors  under this Section 9.7 shall survive the
                                                 -----------
termination  of  this  Agreement.

     9.8    Numbers of Documents.  All statements, notices, closing documents,
            --------------------
and requests hereunder shall be furnished to the Agent with sufficient counterparts so that the Agent may furnish one to each of the Lenders.

     9.9    Accounting.    Except  as  provided  to  the  contrary herein, all
            ----------
accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with Agreement Accounting Principles.

     9.10    Severability  of  Provisions.  Any provision in any Loan Document
             ----------------------------
that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

     9.11  Nonliability of Lenders.  The relationship among the Borrowers, the
           -----------------------
Subsidiary Obligors and the Lenders, Issuing Lenders and the Agent shall be solely that of borrower and lender. Neither the Agent nor any Lender nor any Issuing Lender shall have any fiduciary responsibilities to the Borrowers or to the Subsidiary Obligors. Neither the Agent, nor any Lender, nor any
Issuing Lender undertakes any responsibility to the Borrowers or the Subsidiary Obligors to review or inform the Borrowers or Subsidiary Obligors of any matter in connection with any phase of the Borrowers' or Subsidiary Obligors' business or operations.

     9.12    GOVERNING  LAW.    THE AGENT ACCEPTS THIS AGREEMENT, ON BEHALF OF
             --------------
ITSELF, THE OTHER AGENTS, THE LENDERS AND THE ISSUING LENDERS, AT CHICAGO, ILLINOIS BY ACKNOWLEDGING AND AGREEING TO IT THERE. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS. WITHOUT LIMITING THE FOREGOING, ANY DISPUTE BETWEEN ANY BORROWER OR ANY SUBSIDIARY OBLIGOR AND THE AGENT, ANY LENDER, ANY ISSUING LENDER OR ANY OTHER HOLDER OF SECURED OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     9.13    CONSENT  TO  JURISDICTION;  SERVICE  OF  PROCESS;  JURY  TRIAL.
             --------------------------------------------------------------

     (A)    JURISDICTION.    EXCEPT AS PROVIDED IN SUBSECTION (B), EACH OF THE
            ------------                           --------------
PARTIES HERETO AGREES THAT ALL DISPUTES AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, MAY BE RESOLVED EXCLUSIVELY BY STATE OR FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS, BUT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF CHICAGO, ILLINOIS. EACH OF THE PARTIES HERETO WAIVES IN ALL DISPUTES BROUGHT PURSUANT TO THIS SUBSECTION (A) ANY OBJECTION
                                                  --------------
THAT  IT  MAY  HAVE  TO  THE  LOCATION  OF  THE COURT CONSIDERING THE DISPUTE.

     (B)   OTHER JURISDICTIONS.  EACH OF THE BORROWERS AND SUBSIDIARY OBLIGORS
           -------------------
AGREES THAT THE AGENT, ANY LENDER, ANY ISSUING LENDER OR ANY HOLDER OF SECURED OBLIGATIONS SHALL HAVE THE RIGHT TO PROCEED AGAINST ANY BORROWER OR ANY SUBSIDIARY OBLIGOR OR ANY BORROWER'S OR SUBSIDIARY OBLIGOR'S PROPERTY IN A COURT IN ANY LOCATION TO ENABLE SUCH PERSON TO (1) OBTAIN PERSONAL JURISDICTION OVER SUCH BORROWER OR SUBSIDIARY OBLIGOR OR (2) REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE SECURED OBLIGATIONS OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PERSON. EACH OF THE BORROWERS AND SUBSIDIARY OBLIGORS AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT UNDER THIS CLAUSE (B) BY
                                                                 ----------
SUCH PERSON TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH
PERSON ALL OF WHICH PERMISSIVE COUNTERCLAIMS MAY BE BROUGHT ONLY IN THE JURISDICTION SET FORTH IN CLAUSE (A) ABOVE. EACH OF THE BORROWERS AND
                              -----------
SUBSIDIARY OBLIGORS WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH SUCH PERSON HAS COMMENCED A PROCEEDING DESCRIBED IN THIS SUBSECTION (B).
  -------------

     (C)    VENUE.   EACH OF THE BORROWERS AND SUBSIDIARY OBLIGORS IRREVOCABLY
          -------
WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY
                                            ----- --- ----------
NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH IN ANY JURISDICTION SET FORTH ABOVE.

     (D)  WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES
          --------------------
ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     9.14   Subordination of Intercompany Indebtedness.  Each of the Borrowers
            ------------------------------------------
and Subsidiary Obligors agrees that any and all claims of such Borrower or Subsidiary Obligor against any other Borrower, any Subsidiary Obligor, any endorser, obligor or any other guarantor of all or any part of the Secured Obligations, or against any of its properties shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all Secured Obligations. Notwithstanding any right of any Borrower or Subsidiary Obligor to ask, demand, sue for, take or receive any payment from any other Borrower or any Subsidiary Obligor, all rights, liens and security interests of any Borrower or Subsidiary Obligor, whether now or hereafter arising and howsoever existing, in any assets of any other Borrower or any Subsidiary Obligor (whether constituting part of Collateral given to any Holder of Secured Obligations or the Agent to secure payment of all or any part of the Secured
Obligations or otherwise) shall be and are subordinated to the rights of the Holders of Secured Obligations and the Agent in those assets. No Borrower or Subsidiary Obligor shall have any right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Secured Obligations (other than contingent indemnity obligations) shall have been fully paid and satisfied and all financing arrangements among the Borrowers, Subsidiary Obligors and the Holders of Secured Obligations have been terminated. So long as any Default shall have occurred and is continuing, if all or any part of the assets of any Borrower or Subsidiary Obligor, or the proceeds thereof, are subject to any distribution, division or application to the creditors of such Borrower or Subsidiary Obligor, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of any Borrower or Subsidiary Obligor is dissolved or if substantially all of the assets of any Borrower or Subsidiary Obligor are sold, then, and in any such event, any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of any such Borrower or Subsidiary Obligor to any other Borrower or Subsidiary Obligor ("INTERCOMPANY INDEBTEDNESS") shall be paid or delivered directly to the Agent for application on any of the Secured Obligations, due or to become due, until such Secured Obligations (other than contingent indemnity obligations) shall have first been fully paid and satisfied. The Borrowers and the Subsidiary Obligors irrevocably authorize and empower the Agent to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to make and present for and on behalf of the applicable Borrower or Subsidiary Obligor such proofs of claim and take such other action, in the Agent's own name or in the name of the applicable Borrower or Subsidiary Obligor or otherwise, as the Agent may deem necessary or advisable for the enforcement of this Section 9.14; provided, that the Agent agrees not to
                       -------------   --------
exercise such powers unless a Default shall have occurred and is continuing. The Agent may vote such proofs of claim in any such proceeding, receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and apply the same on account of any of the Secured Obligations. Should any payment, distribution, security or instrument or proceeds thereof be received by any Borrower or Subsidiary Obligor upon or with respect to the Intercompany Indebtedness at any time a Default shall have occurred and be continuing and prior to the satisfaction of all of the Secured Obligations (other than contingent indemnity obligations) and the termination of all financing arrangements among the Borrowers, the Subsidiary Obligors and the Holders of Secured Obligations, the applicable Borrower or Subsidiary Obligor shall receive and hold the same in trust, as trustee, for the benefit of the Holders of Secured Obligations and shall so long as any Default shall have occurred and be continuing promptly deliver the same to the Agent, for the benefit of the Holders of Secured Obligations, in precisely the form received (except for the endorsement or assignment of the Borrower where necessary), for application to any of the Secured Obligations, due or not due, and, until so delivered, the same shall be held in trust by the Borrower or Subsidiary Obligor, as applicable, as the property of the Holders of Secured Obligations. If any Borrower or Subsidiary Obligor fails to make any such endorsement or assignment to the Agent, the Agent or any of its officers or employees are irrevocably authorized to make the same. So long as any Default shall have occurred and is continuing, the Borrowers and Subsidiary Obligors agree that until the Secured Obligations (other than the contingent indemnity obligations) have been paid in full (in cash) and satisfied and all financing arrangements among the Borrowers, Subsidiary Obligors and the Holders of Secured Obligations have been terminated, the Borrowers and Subsidiary Obligors will not assign or transfer to any Person (other than the Agent) any claim such Borrower or Subsidiary Obligor has or may have against any other Borrower or Subsidiary Obligor.

     9.15    No  Strict  Construction.    The parties hereto have participated
             ------------------------
jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

ARTICLE  X:    THE  AGENT
-------------------------

     10.1    Appointment;  Nature  of  Relationship.    ABN  AMRO Bank N.V. is
             --------------------------------------
appointed  by  the Lenders (each reference in this Article X to a Lender being
                                                   ---------
in its capacity either as a Lender or an Issuing Lender, or any or all of the foregoing) as the Agent hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan Documents. The Agent agrees to act as such contractual  representative  upon  the  express  conditions  contained in this
Article  X.  Notwithstanding  the  use  of  the  defined  term  "Agent," it is
     -----
expressly  understood  and  agreed that the Agent shall not have any fiduciary
     ---
responsibilities to any Lender by reason of this Agreement and that the Agent is merely acting as the representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Lenders' contractual representative, the Agent (i) does not assume any fiduciary duties to any of the Lenders, (ii) is a "representative" of the Lenders within the meaning of Section 9-105 of the Uniform Commercial Code and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders agrees to assert no claim against the Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender waives.

     10.2    Powers.   The Agent shall have and may exercise such powers under
             ------
the Loan Documents as are specifically delegated to the Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Agent shall have no implied duties or fiduciary duties to the Lenders, or any obligation to the Lenders to take any action hereunder or under any of the other Loan Documents except any action specifically provided by the Loan Documents required to be taken by the Agent.

     10.3    General  Immunity.    Neither the Agent nor any of its respective
             -----------------
directors, officers, agents or employees shall be liable to any of the Borrowers, the Subsidiary Obligors, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except to the extent any such action or inaction is found in a final non-appealable judgment by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Person.

     10.4    No  Responsibility  for  Loans,  Creditworthiness,  Collateral,
             ---------------------------------------------------------------
Recitals,  Etc.    Neither  the  Agent  nor  any  of its respective directors,
        -------
officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document; (iii) the satisfaction of any condition specified in Article IV; (iv) the existence or possible
                               -----------
existence of any Default or (v) the validity, effectiveness or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith. The Agent shall not be responsible to any Lender for any recitals, statements, representations or warranties herein or in any of the other Loan Documents, for the perfection or priority of any of the Liens on any of the Collateral, or for the execution, effectiveness, genuineness, validity, legality, enforceability, collectibility, or sufficiency of this Agreement or any of the other Loan Documents or the transactions contemplated thereby, or for the financial condition of any Subsidiary Obligor of any or all of the Obligations, the Company or any of its Subsidiaries.

     10.5  Action on Instructions of Lenders.  The Agent shall in all cases be
           ---------------------------------
fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders (except with respect to actions that require the consent of all of the Lenders as provided in Section 8.3), and such instructions and any
                                   -----------
action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all Holders of Secured Obligations. The Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

     10.6  Employment of Agents and Counsel.  The Agent may execute any of its
           --------------------------------
duties hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact, and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Agent shall be entitled to advice of counsel concerning the contractual arrangement among the Agent and the Lenders, as the case may be, and all matters pertaining to its duties hereunder and under any other Loan Document.

     10.7    Reliance  on  Documents; Counsel.  The Agent shall be entitled to
             --------------------------------
rely upon any notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Agent, which counsel may be employees of the Agent.

     10.8    The Agent's Reimbursement and Indemnification.  The Lenders agree
             ---------------------------------------------
to reimburse and indemnify the Agent ratably in proportion to their respective Pro Rata Shares (i) for any amounts not reimbursed by the Borrowers or Subsidiary Obligors for which the Agent is entitled to reimbursement or indemnification by the Borrowers or Subsidiary Obligors under the Loan Documents, (ii) for any other expenses incurred by the Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents including as a result of a dispute among the Lenders or between any Lender and the Agent, and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, including as a result of a dispute among the Lenders or between any Lender and the Agent, provided that no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of the Agent.


     10.9  Rights as a Lender.  With respect to its Commitments, Loans made by
           ------------------
it and Letters of Credit issued by it as an Issuing Lender, the Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as through it were not the Agent, and the term "Lender" or "Lenders" or "Issuing Lender" or "Issuing Lenders", as applicable, shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent may accept deposits from, lend money to, enter into Hedging Agreements and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Company or any of its Subsidiaries in which such Person is not prohibited hereby from engaging with any other Person.

     10.10    Lender  Credit  Decision.  Each Lender acknowledges that it has,
              ------------------------
independently and without reliance upon the Agent or any other Lender and based on the financial statements prepared by the Company, the Borrowers and the Subsidiary Obligors and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

     10.11    Successor  Agent.    The  Agent may resign at any time by giving
              ----------------
written notice thereof to the Lenders and the Borrowers. Upon any such resignation, the Required Lenders shall have the right to appoint, on behalf of the Borrowers and the Lenders, a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty days after the retiring Agent's giving notice of resignation, then the retiring Agent may appoint, on behalf of the Borrowers and the Lenders, a successor Agent. Notwithstanding anything herein to the contrary, so long as no Default has occurred and is continuing, each such successor Agent shall be subject to approval by the Company, which approval shall not be unreasonably withheld. Such successor Agent shall be a commercial bank having capital and retained earnings of at least $500,000,000. Upon the acceptance of any appointment as the Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article X shall continue in effect
                                            ---------
for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder and under the other Loan Documents.

     10.12    Collateral Documents.  Each Lender authorizes the Agent to enter
              --------------------
into each of the Collateral Documents to which it is a party and to take all action contemplated by such documents. Each Lender agrees that no Lender shall have the right individually to seek to realize upon the security granted by any Collateral Document, it being understood and agreed that such rights and remedies may be exercised solely by the Agent for the benefit of the Holders of Secured Obligations upon the terms of the Collateral Documents.

     10.13.   No Duties Imposed Upon Syndication Agent, Documentation Agent or
              ----------------------------------------------------------------
Arranger.  None of the Persons identified on the cover page to this Agreement,
--------
the signature pages to this Agreement or otherwise in this Agreement as a "Syndication Agent" or "Documentation Agent" or "Arranger" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders identified on the cover page to this Agreement, the signature pages to this Agreement or otherwise in this Agreements as a "Syndication Agent" or "Documentation Agent" or "Arranger" shall have or be deemed to have any fiduciary duty to or fiduciary relationship with any Lender. In addition to the agreements set forth in
Section  10.10,  each  of the Lenders acknowledges that it has not relied, and
    ----------
will not rely, on any of the Lenders so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.


ARTICLE  XI:    SETOFF;  RATABLE  PAYMENTS
------------------------------------------

     11.1    Setoff.  In addition to, and without limitation of, any rights of
             ------
the Lenders or Issuing Lenders under applicable law, if any Default occurs and is continuing, any indebtedness from any Lender or Issuing Lender to any of the Borrowers or Subsidiary Obligors (including all account balances, whether provisional or final and whether or not collected or available) may be offset and applied toward the payment of the Obligations owing to such Lender, such Issuing Lender and the other Obligations, whether or not the Obligations, or any part hereof, shall then be due.

     11.2    Ratable Payments.  If any Lender, whether by setoff or otherwise,
             ----------------
has payment made to it upon its Loans (other than payments received pursuant to Sections 2.24, 3.1, 3.2 or 3.4) in a greater proportion than that received
    -------------  ---  ---    ---
by any other Lender, such Lender agrees, promptly upon demand, to purchase a portion of the Loans held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of Loans. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligation or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to the obligations owing to them. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

     11.3  Application of Payments.  Subject to the provisions of Section 8.2,
           -----------------------                                -----------
the Agent shall, unless otherwise specified at the direction of the Required Lenders which direction shall be consistent with the last sentence of this
Section 11.3, apply all payments and prepayments in respect of any Obligations
   ---------
and  all  proceeds  of  Collateral  in  the  following  order:

     (A) first, to pay interest on and then principal of any portion of the Loans which the Agent may have advanced on behalf of any Lender for which the Agent has not then been reimbursed by such Lender or the Borrower or Subsidiary Obligor;

     (B) second, to pay interest on and then principal of any advance made under Section 9.3 for which the Agent has not then been paid by the Borrowers
       -----------
or  the  Subsidiary  Obligors  or  reimbursed  by  the  Lenders;

     (C) third, to pay Obligations in respect of any fees, expense reimbursements or indemnities then due to the Agent;

     (D) fourth, to pay Obligations in respect of any fees, expenses, reimbursements or indemnities then due to the Lenders and Issuing Lender;

     (E)   fifth, to pay interest due in respect of Loans and L/C Obligations;

     (F) sixth, to the ratable payment or prepayment of principal outstanding on Loans and Reimbursement Obligations and Hedging Obligations in such order as the Agent may determine in its sole discretion;

(G)    seventh, to provide required cash collateral if any pursuant to Section
                                                                       -------
2.19;  and
 ---

     (H)    eighth,  to  the  ratable  payment  of  all  other  Obligations.

Unless otherwise designated (which designation shall only be applicable prior to the occurrence of a Default) by the Borrowers, all principal payments in respect of Loans shall be applied first, to repay outstanding Base Rate Loans,
                                  -----
and  then  to  repay  outstanding Eurodollar Loans and Korean Eurodollar Loans
     ----
with those Eurodollar Loans and Korean Eurodollar Loans, as applicable, which have earlier expiring Interest Periods being repaid prior to those which have later expiring Interest Periods. The order of priority set forth in this
Section 11.3 and the related provisions of this Agreement are set forth solely
    --------
to determine the rights and priorities of the Agent, the Lenders, the Issuing Lender and other Holders of Secured Obligations as among themselves. As long as a Default shall have occurred and is continuing, the order of priority set forth in clauses (D) through (H) of this Section 11.3 may at any time and from
         -----------         ---         ------------
time to time be changed by the Required Lenders without necessity of notice to or consent of or approval by the Borrowers, the Subsidiary Obligors, or any other Person. The order of priority set forth in clauses (A) through (C) of
                                                    -----------         ---
this  Section  11.3  may be changed only with the prior written consent of the
      -------------
Agent.

     11.4    Relations  Among  Lenders.
             -------------------------

     (a) Except with respect to the exercise of set-off rights of any Lender in accordance with Section 11.1, the proceeds of which are applied in
                      -------------
accordance with this Agreement, and each Lender agrees that it will not take any action, nor institute any actions or proceedings, against any Borrower, any Subsidiary Obligor or any other obligor hereunder or with respect to any Collateral or Loan Document, without the prior written consent of the Required Lenders or, as may be provided in this Agreement or the other Loan Documents, at the direction of the Agent.

     (b) The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Agent) authorized to act for, any other Lender.


ARTICLE  XII:    BENEFIT  OF  AGREEMENT;  ASSIGNMENTS;  PARTICIPATIONS
----------------------------------------------------------------------

     12.1    Successors  and  Assigns.    The terms and provisions of the Loan
             ------------------------
Documents shall be binding upon and inure to the benefit of the Borrowers, the Subsidiary Obligors and the Lenders and their respective successors and assigns, except that (i) none of the Borrowers or Subsidiary Obligors shall have the right to assign their rights or obligations under the Loan Documents and (ii) any assignment by any Lender must be made in compliance with Section
                                                                       -------
12.3 hereof.  Notwithstanding clause (ii) of this Section 12.1, any Lender may
----                          -----------         ------------
at any time, without the consent of any Borrower, any Subsidiary Obligor or the Agent, assign all or any portion of its rights under this Agreement, if any, issued to it to a Federal Reserve Bank; provided, however, that no such
                                               --------  -------
assignment shall release the transferor Lender from its obligations hereunder. The Agent may treat each Lender as the owner of the Loans made by such Lender for all purposes hereof unless and until such Lender complies with Section
                                                                       -------
12.3  hereof in the case of an assignment thereof or, in the case of any other
   -
transfer, a written notice of the transfer is filed with the Agent. Any assignee or transferee of a Loan agrees by acceptance thereof to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of any Loan, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Loan.

12.2    Participations.
        --------------

     (A)    Permitted Participants; Effect.  Subject to the terms set forth in
            ------------------------------
this  Section 12.2, any Lender may, in the ordinary course of its business and
      ------------
in accordance with applicable law, at any time sell to one or more banks or other entities ("PARTICIPANTS") participating interests in any Loan owing to such Lender, any Commitment of such Lender, any L/C Interest of such Lender or any other interest of such Lender under the Loan Documents on a pro-rata or non-pro-rata basis; provided that without the prior written consent of the
                      --------
Agent, the amount of such participation shall not be for less than $5,000,000. Notice of such participation to the Company and the Agent shall be required prior to any participation becoming effective with respect to a Participant which is not a Lender or an Affiliate thereof. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the owner of all Loans made by it for all purposes under the Loan Documents, all amounts payable by the Borrowers and Subsidiary Obligors under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrowers, Subsidiary Obligors and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents except that, for purposes of Article III hereof, the
                                                       -----------
Participants shall be entitled to the same rights as if they were Lenders; provided however that no Participant shall be entitled to receive any greater
   -----  -------
payment  under  such  Article  III than the Lender would have been entitled to
                      ------------
receive  with  respect  to  the  rights  participated.

     (B)   Voting Rights.  Each Lender shall retain the sole right to approve,
           -------------
without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Loan or Commitment in which such Participant has an interest which requires the consent of all of the Lenders under Section
                                                                       -------
8.3.

     (C)   Benefit of Setoff.  The Borrowers and the Subsidiary Obligors agree
           -----------------
that  each Participant shall be deemed to have the right of setoff provided in
Section  11.1 hereof in respect to its participating interest in amounts owing
-------------
under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of setoff provided
           --------
in  Section  11.1 hereof with respect to the amount of participating interests
    -------------
sold to each Participant except to the extent such Participant exercises its right of set off. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 11.1
                                                                  ------------
hereof, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with
Section  11.2  as  if  each  Participant  were  a  Lender.
-------------

     12.3    Assignments.
             -----------

     (A)    Permitted  Assignments.  Any Lender may, in the ordinary course of
            ----------------------
its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("PURCHASERS") all or a portion of its rights and obligations under this Agreement, including, without limitation, any Commitments, any Loans owing to it, all of its interests as Issuing Lender with respect to Letters of Credit, all of its participation interests in existing Letters of Credit and its obligation to participate in additional Letters of Credit in accordance with the provisions of this Section 12.3.
                                                                 ------------
Such  assignment  shall  be substantially in the form of Exhibit D hereto and,
                                                         ---------
without the prior consent of the Agent, shall not be permitted hereunder unless (i) such assignment is either for all of such Lender's rights and obligations under the Loan Documents or involves Loans and Commitments in an aggregate amount of at least $5,000,000 and (ii) the Purchaser shall be able to fund in Korean Won its share of any Advance requested or deemed requested in Korean Won by Purina Korea, Inc. Notice to the Agent and the Company and consent of the Company and the Agent (which consents will not be unreasonably withheld) shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an Affiliate thereof;
provided,  however,  no  consent  of  the  Company  shall  be required for any
           -------
assignment to become effective at a time when a Default has occurred and is continuing.

     (B)   Effect; Effective Date.  Upon (i) delivery to the Agent of a notice
           ----------------------
of  assignment,  substantially in the form attached as Appendix I to Exhibit D
                                                       ----------    ---------
hereto  (a  "NOTICE  OF  ASSIGNMENT"),  together  with any consent required by
Section  12.3(A)  hereof,  and  (ii)  payment of a $3,500 fee to the Agent for
     -----------
processing such assignment, such assignment shall become effective on the effective date specified in such Notice of Assignment. The Notice of Assignment shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment, Loans and L/C Obligations under the applicable assignment agreement are "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be "plan assets" under ERISA. On and after the effective date of such assignment, such Purchaser, if not already a Lender, shall for all purposes be a Lender party to this Agreement and any other Loan Documents executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no consent or action by any of the Borrowers, Subsidiary Obligors or the Lenders and no further consent or action by the Agent shall be required to release the transferor Lender with respect to the percentage of the Commitments, Loans and Letter of Credit participations assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.3(B), if requested
                                                 ---------------
by the transferor Lender or Purchaser, the transferor Lender, the Agent and the Borrowers shall make appropriate arrangements so that, to the extent notes have been issued to evidence any of the transferred Loans, replacement notes are issued to such transferor Lender and new notes or, as appropriate, replacement notes, are issued to such Purchaser, in each case in principal amounts reflecting their Commitments, as adjusted pursuant to such assignment.

     (C)    The Register.  The Agent shall maintain at its address referred to
            ------------
in  Section  13.1  a  copy  of each assignment delivered to and accepted by it
    -------------
pursuant  to  this  Section  12.3  and  a  register  (the  "REGISTER") for the
   -                -------------
recordation  of  the names and addresses of the Lenders and the Commitments of
   -
and principal amount of the Loans owing to, each Lender from time to time and whether such Lender is an original Lender or the assignee of another Lender pursuant to an assignment under this Section 12.3. The entries in the
                                           -------------
Register shall be conclusive and binding for all purposes, absent manifest error, and the Company and each of its Subsidiaries, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

     12.4    Confidentiality.    Subject  to  Section  12.5, the Agent and the
             ---------------                  -------------
Lenders shall hold all nonpublic information obtained pursuant to the requirements of this Agreement in accordance with such Person's customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices. Each of the Agent and the Lenders agrees that it will not make use of any such confidential information for personal gain or for transactions other than those contemplated by this Agreement, except to the extent that such information (i) was or becomes generally available to the public other than as a result of disclosure by such Agent or such Lender, or (ii) was or becomes available on a nonconfidential basis from a source other than the Company and its
Subsidiaries provided that such source is not bound by a confidentiality agreement known to such Agent or such Lender; provided, however, that the
                                                   --------  -------
Agent and any Lender may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which such Agent or such Lender is subject or in connection with an examination of such Agent or such Lender by any such Governmental Authority; (B) pursuant to subpoena or other court process (and shall use its best efforts to provide advance notice thereof to the extent foreseeable and permitted); (C) when required to do so in accordance with the provisions of any applicable requirement of law (and shall use its best efforts to provide advance notice thereof to the extent foreseeable and permitted); (D) to the extent reasonably required in connection with any litigation or proceeding to which the Agent, any Lender or their respective affiliates may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to such Agent's or such Lender's independent auditors, accountants, attorneys and other professional advisors; (G) to any affiliate of the Agent or such Lender, or to any prospective Transferee, provided that such affiliate or prospective Transferee agrees to keep such information confidential to the same extent required of the Agent and the
Lenders hereunder (and, so long as no Default shall have occurred and is continuing, shall use its best efforts to provide advance notice thereof); and
(H) as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Company or any of its Subsidiaries is party or is deemed party with such Agent or such Lender. In any event, the Agent and the Lenders may make disclosure reasonably required by a prospective Transferee in connection with the contemplated participation or assignment or as required or requested by any Governmental Authority or representative thereof or pursuant to legal process and shall require any such Transferee or prospective Transferee to agree (and require any of its Transferees to agree) to comply with this Section 12.4. In no event shall the Agent or any Lender
                      ------------
be obligated or required to return any materials furnished by the Borrowers or Subsidiary Obligors; provided, however, each prospective Transferee shall be
                       --------  -------
required to agree that if it does not become a participant or assignee it shall return all materials furnished to it by or on behalf of the Borrowers or Subsidiary Obligors in connection with this Agreement.

     12.5    Dissemination  of  Information1.    Each  of  the  Borrowers  and
             -------------------------------
Subsidiary Obligors authorizes each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "TRANSFEREE") and any prospective Transferee any and all information in such Lender's possession concerning the Company and its Subsidiaries and the Collateral; provided that prior to any such disclosure,
                                   --------
such prospective Transferee shall agree to preserve in accordance with Section
                                                                       -------
12.4  the  confidentiality  of any confidential information described therein.
----


ARTICLE  XIII:    NOTICES
-------------------------

     13.1   Giving Notice.  Except as otherwise permitted by Section 2.11 with
            -------------                                    ------------
respect to borrowing notices, all notices and other communications provided to any party hereto under this Agreement or any other Loan Documents shall be in writing or by facsimile and addressed or delivered to such party, with respect to any Borrower or any Subsidiary Obligor, in care of the Company at the address set forth below, and for any other party at its address set forth below its signature hereto or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted; or, if by courier, one (1) Business Day after deposit with a reputable overnight carrier services, with all charges paid. Notices to any Borrower or any Subsidiary Obligor shall be addressed as follows:

Agribrands  International,  Inc.
     9811  South  Forty  Drive
St.  Louis,  Missouri  63124
Attention:  Mr.  David  Wenzel
         Chief  Financial  Officer
Phone:                    (314)812-0500
Facsimile:          (314)812-0403

     13.2   Change of Address.  Any of the Borrowers, Subsidiary Obligors, the
            -----------------
Agent and any Lender may each change the address for service of notice upon it by a notice in writing to the other parties hereto.


ARTICLE  XIV:    COUNTERPARTS
-----------------------------

     This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed signature page hereof or thereof by facsimile transmission shall be effective as delivery of a manually signed counterpart. This Agreement shall be effective when it has been executed by the Borrowers, the Subsidiary Obligors, the Agent and the Lenders and each party as notified the Agent by facsimile or telephone, that it has taken such action.

IN WITNESS WHEREOF, the Borrowers, the Subsidiary Obligors, the Lenders and the Agent have executed this Agreement as of the date first above written.


     AGRIBRANDS  INTERNATIONAL,  INC.
as  a  Borrower

     By:    /s/  Robert  W.  Rickert
   Name:    Robert  W.  Rickert
   Title:    Treasurer


AGRIBRANDS  CANADA,  INC.
     as  a  Borrower

     By:    /s/  Robert  W.  Rickert
     Name:      Robert  W.  Rickert
     Title:    Assistant  Treasurer


PURINA  ITALIA,  S.P.A.
     as  a  Borrower

     By:      /s/  Robert  W.  Rickert
     Name:      Robert  W.  Rickert
     Title:    Assistant  Treasurer


     PURINA  ESPANA,  S.A.
as  a  Borrower

     By:        /s/  Robert  W.  Rickert
     Name:      Robert  W.  Rickert
     Title:    Assistant  Treasurer


PURINA  HUNGARIA  ANIMAL  FEED  PRODUCTION  &  TRADING  COMPANY,  LTD.
     as  a  Borrower

     By:      /s/  Robert  W.  Rickert
     Name:  Robert  W.  Rickert
     Title:    Assistant  Treasurer


     PURINA  KOREA,  INC.
as  a  Borrower  and  Subsidiary  Obligor

     By:    /s/  Robert  W.  Rickert,  Jr.
     Name:  Robert  W.  Rickert,  Jr.
     Title:    Assistant  Treasurer


     INDUSTRIAS  PURINA  S.A.  DE  C.V.
as  a  Subsidiary  Obligor

     By:        /s/  Robert  W.  Rickert,  Jr.
     Name:      Robert  W.  Rickert,  Jr.
     Title:    Assistant  Treasurer


     PURINA  COLOMBIANA  S.A.
as  a  Subsidiary  Obligor

     By:        /s/  Robert  W.  Rickert,  Jr.
     Name:      Robert  W.  Rickert,  Jr.
     Title:    Assistant  Treasurer


     AGRIBRANDS  PURINA  DO  BRASIL,  LTDA.
as  a  Subsidiary  Obligor

     By:        /s/  Robert  W.  Rickert,  Jr.
     Name:      Robert  W.  Rickert,  Jr.
     Title:    Assistant  Treasurer


     PURINA  PHILIPPINES,  INC.
as  a  Subsidiary  Obligor

     By:        /s/  Robert  W.  Rickert,  Jr.
     Name:      Robert  W.  Rickert,  Jr.
     Title:    Assistant  Treasurer


     PURINA  VENEZUELA,  C.A.
as  a  Subsidiary  Obligor

     By:        /s/  Robert  W.  Rickert,  Jr.
     Name:      Robert  W.  Rickert,  Jr.
     Title:    Assistant  Treasurer

ABN  AMRO  BANK  N.V.
  as  the  Agent,  an  Issuing  Lender,
  and  as  a  Lender

     By:___________________________
   Name:
   Title:


     By:___________________________
   Name:
   Title:

     Notice  Address:
135  South  LaSalle  Street
Suite  600
Chicago,  Illinois    60670
     Attention:  ________________
Telephone  No.:    312/904-____
Facsimile  No.:  312/904-_____


     Payment  Address  for  Dollars:  Same  as  above.


     THE FIRST NATIONAL BANK OF CHICAGO, as a Lender

     By:    /s/  William  J.  Oleferchik
   Name:    William  J.  Oleferchik
   Title:    Authorized  Agent

     Notice  Address:
The  First  National  Bank  of  Chicago
One  First  National  Plaza  Suite  0173,  1-14
Chicago,  IL    60670
     Attention:    William  Oleferchik
Telephone  No.:    (312)  732-2947
Facsimile  No.:    (312)  732-1117

     Payment  Address  for  Dollars:    Same  as  above.
THE  BANK  OF  NOVA  SCOTIA,
  as  Documentation  Agent  and  as  a  Lender

     By:    /s/  F.C.H.  Ashby
   Name:    F.C.H.  Ashby
   Title:    Senior  Manager  -  Loan  Operations

     Notice  Address:
The  Bank  of  Nova  Scotia  -  Atlanta  Agency
600  Peachtree  Street  NE  --  Suite  2700
Atlanta,  GA    30308
     Attention:    Mr.  George  Wong
Telephone  No.:    404-877-1556
Facsimile  No.:  404-888-8998

     Payment  Address  for  Dollars:    Same  as  above.
CREDIT  LYONNAIS,  CHICAGO  BRANCH.
  as  Syndication  Agent  and  as  a  Lender

     By:    /s/    Lee  E.  Greve
   Name:    Lee  E.  Greve
   Title:    First  Vice  President

     Notice  Address:
Credit  Lyonnais  Chicago  Branch
227  West  Monroe  Street,  38th  Floor
Chicago,  IL    60606
     Attention:      Mr.  Peter  Kelly
Telephone  No.:        (312)  220-7306
Facsimile  No.:  (312)  641-0527

     Payment  Address  for  Dollars:    Same  as  above.
BANQUE  NATIONALE  DE  PARIS,
  as  a  Lender

     By:    /s/  Arnaud  Collin  du  Bocage
   Name:    Arnaud  Collin  du  Bocage
   Title:    Executive  Vice  President  and  General  Manager

     Notice  Address:
209  South  LaSalle  Street
5th  Floor
Chicago,  IL    60604
     Attention:  Cathleen  F.  Schaede
Telephone  No.:    (312)  977-1384
Facsimile  No.:  (312)  977-1380

     Payment  Address  for  Dollars:    Same  as  above.
THE BANK OF NOVA SCOTIA, SEOUL BRANCH, as a Lender

     By:    /s/  C.D.  Morin
   Name:    C.D.  Morin
   Title:    Vice  President  and  Manager

     Notice  Address:
9th  Fl.,  KCCI  Bldg.,
#45,  4-ka,  Namdaemun-ro
Chung-ku,  Seoul,  Korea
     Attention:  C.D.  Morin
Telephone  No.:    02-757-7171
Facsimile  No.:  02-752-7189

     Payment  Address  for  Dollars:    Same  as  above.




     EXHIBIT  A
     TO
     SHORT  TERM  CREDIT  AGREEMENT



     COMMITMENTS





Lender                              Amount of Commitment   % of Aggregate Commitment
----------------------------------  ---------------------  --------------------------

ABN AMRO Bank N.V. . . . . . . . .  $          15,000,000               27.272727273%



The Bank of Nova Scotia. . . . . .  $          13,750,000                         25%



Credit Lyonnais. . . . . . . . . .  $          13,750,000                         25%



The First National Bank of Chicago  $           7,500,000               13.636363636%



Banque Nationale de Paris. . . . .  $           5,000,000                 9.09090909%


TOTAL. . . . . . . . . . . . . . .  $          55,000,000                        100%
----------------------------------






     EXHIBIT  B
     TO
     SHORT  TERM  CREDIT  AGREEMENT

     [RESERVED].


     EXHIBIT  C
     TO
     SHORT  TERM  CREDIT  AGREEMENT

     FORM  OF  COMPLIANCE  CERTIFICATE
     ---------------------------------

     Pursuant  to [Section 4.2] [Section 6.1(A)(iii)] of the Short Term Credit
                   -----------   -------------------
Agreement (as amended, modified, restated or supplemented from time to time, the "Credit Agreement"), dated as March 31, 1998, by and among Agribrands International, Inc. (the "Company"), the Subsidiary Borrowers parties thereto, the Subsidiary Obligors parties thereto, the financial institutions from time to time party thereto (the "Lenders"), and ABN AMRO Bank N.V., as contractual representative for itself and the other Lenders, the Company, through its ___________________________, hereby delivers to the Agent[, together with the financial statements being delivered to the Agent pursuant to Section 6.1(A)
                                                                --------------
of the Credit Agreement,] this Compliance Certificate (the "Certificate") [for the accounting period from ____________, 19__ to ___________, 19__].
Capitalized terms used herein shall have the meanings set forth in the Credit Agreement. Subsection references herein relate to subsections of the Credit Agreement.

I.          MANDATORY  PREPAYMENTS  (Section  2.2(B))
                                     ---------------


A.          Section  2.2(B)
            ---------------

(1)        State whether the Dollar Amount of the Revolving Credit Obligations
exceeds  105%  of  the  Aggregate  Commitment.          Yes/No

(2) If the answer to question (1) is yes, state the amount, if required, of any mandatory prepayment on Schedule A.
                                    -----------


II.          FINANCIAL  COVENANTS

A.          MINIMUM  INTEREST  COVERAGE  RATIO  (Section  6.4(A))
                                                 ---------------

1.          EBITDA  (net  sales  -  cost  of  products  sold  -
selling,  general  and  administrative  expenses  +
     depreciation  +  amortization)  for  the  period
from  _______  to  ________                                       $___________

2.          Cash  Interest  Expense  (as  defined)  for  the  period
     from  _______  to  ________                                  $___________
     3.          "Interest  Coverage"  (Ratio  of  (1)  to  (2))        TO 1.0


B.          MAXIMUM  LEVERAGE  RATIO  (Section  6.4(B))
                                       ---------------

1.          Total  Debt  (as  defined)                            $___________

     2.          EBITDA  (as  determined  under  item  II(A)  above)
$___________

     3.          "Leverage  Ratio"  (Ratio  of  (1)  to  (2))           TO 1.0

C.          CAPITAL  EXPENDITURES  (Section  6.4(C)).
                                    ---------------

     State  whether  Capital  Expenditures  (as  defined)  was  less  than or  equal  to  [$_______]  as  at  the  end  of  the  most  recently
completed  fiscal  year.                                                Yes/No
                                                                        ------

 D.          MINIMUM  CONSOLIDATED  NET  WORTH
     (Section  6.4(D)).
      ---------------

     State  whether  Consolidated  Net  Worth  (as  defined)
was  greater  than  [$________]  at  all  times  for  the  period
from  __________  to  __________                                        Yes/No
                                                                        ------


 E.          COUNTRY  DEBT  LIMITATIONS  (Section  6.4(E))
                                          ---------------




1. State whether the Borrowers or Subsidiary Obligors incurred Indebtedness under the Credit Agreement in excess of the maximum Dollar Amount set forth below:


    Borrower's or Subsidiary Obligor's
         Jurisdiction of Incorporation                                 Maximum Dollar Amount
    -----------------------------------------------------------------  ----------------------


    Canada. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $            6,500,000
    -----------------------------------------------------------------  ----------------------

    United States . . . . . . . . . . . . . . . . . . . . . . . . . .  $            5,000,000
    -----------------------------------------------------------------  ----------------------

    Italy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $            4,000,000
                                                                       ----------------------

    Spain . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $            2,500,000
                                                                       ----------------------

    Hungary . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $            2,000,000
    -----------------------------------------------------------------  ----------------------


    Korea . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $           15,000,000
    -----------------------------------------------------------------  ----------------------

    Mexico. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $            5,000,000
    -----------------------------------------------------------------  ----------------------

    Colombia. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $            5,000,000
                                                                       ----------------------

    Brazil. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $            5,000,000
                                                                       ----------------------

    Philippines . . . . . . . . . . . . . . . . . . . . . . . . . . .  $            2,500,000
                                                                       ----------------------

    Venezuela . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $            2,500,000
    -----------------------------------------------------------------  ----------------------
    Yes/No
    -----------------------------------------------------------------

2. State whether (x) the ratio of (i) Total Debt (as defined, including Indebtedness owed to Affiliates but excluding
    Contingent Obligations in the form of standby Letters of Credit issued under the Credit Agreement for the account of such Subsidiary Borrower or Subsidiary Obligor for the benefit of domestic financial institutions as support for loans and advances made by such financial institutions to the applicable Subsidiary
    Borrower or Subsidiary Obligor to the extent any such loans or advances are outstanding) to (ii) EBITDA (as determined under item IIA above) for each of the Subsidiary Borrowers and Subsidiary Obligors (other than Purina Korea, Inc.) at any time exceeded 3.00 to 1.00 or (y) the ratio of (i) Total Debt (as defined, including Indebtedness owed to Affiliates but excluding
    Contingent Obligations in the form of standby Letters of Credit issued under the Credit Agreement for the account of Purina
    Korea, Inc. for the benefit of domestic financial institutions as support for loans and advances made by such financial institutions to Purina Korea, Inc. to the extent any such loans and advances are outstanding) to (ii) EBITDA (as determined under item IIA above) for Purina Korea, Inc. at any time exceeded 2.25 to 1.00.



     Yes/No
     ------
     The Company hereby certifies, through its _________________, that the information set forth above is accurate as of _______________, ____, to the best of such officer's knowledge, after diligent inquiry, and that the financial statements delivered herewith present fairly the financial position of the Company and its Subsidiaries at the dates indicated and the results of their operations and changes in their financial position for the periods indicated in conformity with Agreement Accounting Principles, consistently applied.

Dated:    ______________,  ____


AGRIBRANDS  INTERNATIONAL,  INC.


     By:________________________________
   Name:
   Title:

     EXHIBIT  D
     TO
     SHORT  TERM  CREDIT  AGREEMENT

     FORM  OF  ASSIGNMENT  AND  ACCEPTANCE  AGREEMENT
     ------------------------------------------------

     FORM  OF  ASSIGNMENT  AGREEMENT

     This Assignment Agreement (this "ASSIGNMENT AGREEMENT") between (the ASSIGNOR) and (the "ASSIGNEE") is dated as of,. The parties hereto agree as follows:


     1.    PRELIMINARY  STATEMENT.    The  Assignor is a party to a Short Term
           ----------------------
Credit Agreement (which, as it may be amended, restated, supplemented, modified, renewed or extended from time to time is herein called the "CREDIT AGREEMENT") described in Item 1 of Schedule 1 attached hereto ("SCHEDULE 1"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.


     2.   ASSIGNMENT AND ASSUMPTION.  The Assignor hereby sells and assigns to
          -------------------------
the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement such that after giving effect to such assignment the Assignee shall have purchased pursuant to this Assignment Agreement the percentage interest specified in Item 3 of Schedule 1 of all outstanding rights and obligations under the Credit Agreement relating to the facilities listed in Item 3 of
Schedule 1 and the other Loan Documents. The aggregate Commitment (or Loans, if the applicable Commitment has been terminated) purchased by the Assignee hereunder is set forth in Item 4 of Schedule 1.


     3.       EFFECTIVE DATE.  The effective date of this Assignment Agreement
              --------------
(the  "EFFECTIVE  DATE") shall be the later of the date specified in Item 5 of
Schedule 1 or two Business Days (or such shorter period agreed to by the Agent) after a Notice of Assignment substantially in the form of Appendix I
                                                                    ----------
(attached hereto) has been delivered to the Agent. Such Notice of Assignment must include the consents, if any, required to be delivered to the Agent by
Section  12.3(A) of the Credit Agreement.  In no event will the Effective Date
  --------------
occur if the payments required to be made by the Assignee to the Assignor on the Effective Date under Sections 4 and 5 hereof are not made on the proposed
                          ----------------
Effective Date. The Assignor will notify the Assignee of the proposed Effective Date no later than the Business Day prior to the proposed Effective Date. As of the Effective Date, (i) the Assignee shall have the rights and obligations of a Lender under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder and (ii) the Assignor shall relinquish its rights and be released from its corresponding obligations under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder.


     4.   PAYMENTS OBLIGATIONS.  On and after the Effective Date, the Assignee
          --------------------
shall be entitled to receive from the Agent all payments of principal, interest and fees with respect to the interest assigned hereby. The Assignee shall advance funds directly to the Agent with respect to all Loans and reimbursement payments made on or after the Effective Date with respect to the interest assigned hereby. [In consideration for the sale and assignment of Loans hereunder, (i) the Assignee shall pay the Assignor, on the Effective Date, an amount equal to the principal amount of the portion of all Base Rate Loans assigned to the Assignee hereunder and (ii) with respect to each Eurodollar Loan and Korean Eurodollar Loan made by the Assignor and assigned to the Assignee hereunder which is outstanding on the Effective Date, (a) on the last day of the Interest Period therefor or (b) on such earlier date agreed to by the Assignor and the Assignee or (c) on the date on which any such Eurodollar Loan and Korean Eurodollar Loan either becomes due (by acceleration or otherwise) or is prepaid (the date as described in the foregoing clauses (a), (b) or (c) being hereinafter referred to as the
           ------------   ---      ---
"PAYMENT DATE"), the Assignee shall pay the Assignor in Dollars an amount equal to the principal amount of the portion of such Eurodollar Rate Loan or Korean Eurodollar Loan, as applicable, assigned to the Assignee which is outstanding on the Payment Date. If the Assignor and the Assignee agree that the Payment Date for such Eurodollar Loan or Korean Eurodollar Loan shall be the Effective Date, they shall agree to the interest rate applicable to the portion of such Loan assigned hereunder for the period from the Effective Date to the end of the existing Interest Period applicable to such Eurodollar Rate Loan or Korean Eurodollar Loan (the "AGREED INTEREST RATE") and any interest received by the Assignee in excess of the Agreed Interest Rate shall be remitted to the Assignor. In the event interest for the period from the Effective Date to but not including the Payment Date is not paid by the applicable Borrower with respect to any Eurodollar Loan or Korean Eurodollar Loan sold by the Assignor to the Assignee hereunder, the Assignee shall pay to the Assignor interest for such period on the portion of such Eurodollar Loan or Korean Eurodollar Loan sold by the Assignor to the Assignee hereunder at the applicable rate provided by the Credit Agreement. In the event a prepayment of any Eurodollar Loan or Korean Eurodollar Loan which is existing on the Payment Date and assigned by the Assignor to the Assignee hereunder occurs after the Payment Date but before the end of the Interest Period applicable to such Eurodollar Loan or Korean Eurodollar Loan, the Assignee shall remit to the Assignor the excess of the prepayment penalty paid with respect to the portion of such Eurodollar Loan or Korean Eurodollar Loan assigned to the Assignee hereunder over the amount which would have been paid if such prepayment penalty was calculated based on the Agreed Interest Rate. The Assignee will also promptly remit to the Assignor (i) any principal payments received from the Agent with respect to Eurodollar Loans or Korean Eurodollar Loan prior to the Payment Date and (ii) any amounts of interest on Loans and fees received from the Agent which relate to the portion of the Loans assigned to the Assignee hereunder for periods prior to the Effective Date, in the case of Base Rate Loans or fees, or the Payment Date, in the case of Eurodollar Loans or Korean Eurodollar Loan, and not previously paid by the Assignee to the Assignor.] In the event that either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.

     5.    FEES  PAYABLE  BY  THE  ASSIGNEE.    The [Assignee shall pay to the
           --------------------------------
Assignor a fee on each day on which a payment of interest or commitment fees is made under the Credit Agreement with respect to the amounts assigned to the Assignee hereunder (other than a payment of interest or commitment fees for the period prior to the Effective Date or, in the case of Eurodollar Loans or Korean Eurodollar Loan, the Payment Date, which the Assignee is obligated to deliver to the Assignor pursuant to Section 4 hereof). The amount of such fee shall be the difference between (i) the interest or fee, as applicable, paid with respect to the amounts assigned to the Assignee hereunder and (ii) the interest or fee, as applicable, which would have been paid with respect to the amounts assigned to the Assignee hereunder if each interest rate was of 1% less than the interest rate paid by the Borrowers or if the commitment fee was ___ of 1% less than the commitment fee paid by the Borrowers, as applicable. In addition, the] [Assignee][Assignor] agrees to pay a $3,500 processing fee required to be paid to the Agent in connection with this Assignment Agreement.


          6.    REPRESENTATIONS OF THE ASSIGNOR; LIMITATIONS ON THE ASSIGNOR'S
                --------------------------------------------------------------
LIABILITY.    The  Assignor  represents  and warrants that it is the legal and
 --------
beneficial  owner of the interest being assigned by it hereunder and that such
 ---
interest is free and clear of any adverse claim created by the Assignor. It is understood and agreed that the assignment and assumption hereunder are made without recourse to the Assignor and that the Assignor makes no other representation or warranty of any kind to the Assignee. Neither the Assignor, the Agent, nor any other Lender, nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of any Loan Document, including without limitation, documents granting the Assignor, Agent and the other Lenders a security interest in assets of the Company, any Subsidiary Borrower or any Subsidiary Obligor or any guarantor,
(ii) any representation, warranty or statement made in or in connection with any of the Loan Documents, (iii) the financial condition or creditworthiness of the Company, any Subsidiary Borrower or any Subsidiary Obligor or any guarantor, (iv) the performance of or compliance with any of the terms or provisions of any of the Loan Documents, (v) inspecting any of the property, books or records of the Company, any Subsidiary Borrower or any Subsidiary Obligor, (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans or (vii) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents.


     7.       REPRESENTATIONS OF THE ASSIGNEE.  The Assignee (i) confirms that
              -------------------------------
it has received a copy of the Credit Agreement, together with copies of the financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information at it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) appoints and authorizes the Agent to take such action as contractual representative on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, including, without limitation, making Loans to Purina Korea, Inc. in Korean Won, (v) agrees that its payment instructions and notice instructions are as set forth in the attachment to Schedule 1, (vi) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be "plan assets" under ERISA, [and (vii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying that the Assignee is entitled to receive payments under the Loan Documents without deduction or withholding of any United States federal income taxes].


     8.    INDEMNITY.   The Assignee agrees to indemnify and hold the Assignor
           ---------
harmless against any and all losses, costs and expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's non-performance of the obligations assumed under this Assignment Agreement.


     9.  SUBSEQUENT ASSIGNMENTS.  After the Effective Date, the Assignee shall
         ----------------------
have  the  right pursuant to Section 12.3(A) of the Credit Agreement to assign
                             ---------------
the rights which are assigned to the Assignee hereunder to any entity or person, provided that (i) any such subsequent assignment does not violate any of the terms and conditions of the Loan Documents or any law, rule, regulation, order, writ, judgment, injunction or decree and that any consent required under the terms of the Loan Documents has been obtained and (ii) unless the prior written consent of the Assignor is obtained, the Assignee is not thereby released from its obligations to the Assignor hereunder, if any remain unsatisfied, including, without limitation, its obligations under [Sections 4, 5 and 8] hereof.
     -------------------


     10.    REDUCTIONS  OF  AGGREGATE  COMMITMENT.    If  any reduction in the
            -------------------------------------
Aggregate Commitment occurs between the date of this Assignment Agreement and the Effective Date, the percentage interest specified in Item 3 of Schedule 1 shall remain the same, but the dollar amount purchased shall be recalculated based on the reduced Aggregate Commitment.


     11.  ENTIRE AGREEMENT.  This Assignment Agreement and the attached Notice
          ----------------
of Assignment embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings between the parties hereto relating to the subject matter hereof.


     12.    GOVERNING LAW.  This Assignment Agreement shall be governed by and
            -------------
interpreted and enforced in accordance with the internal laws of the State of Illinois.


     13.   NOTICES.  Notices shall be given under this Assignment Agreement in
           -------
the manner set forth in the Credit Agreement. For the purpose hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the address set forth in the attachment to Schedule 1.

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement by their duly authorized officers as of the date first above written.

     [NAME  OF  ASSIGNOR]

     By:
  Name:
  Title

     [NAME  OF  ASSIGNEE]

     By:
  Name:
  Title
     SCHEDULE  1
     to  Assignment  Agreement

1.          Description  and  Date  of  Credit  Agreement:

SHORT TERM CREDIT AGREEMENT DATED AS OF MARCH 31, 1998 AMONG AGRIBRANDS INTERNATIONAL, INC. (THE "COMPANY"), THE SUBSIDIARY BORROWERS PARTIES THERETO, THE SUBSIDIARY OBLIGORS PARTIES THERETO, THE INSTITUTIONS FROM TIME TO TIME PARTY THERETO AS LENDERS (THE "LENDERS"), AND ABN AMRO BANK N.V., AS CONTRACTUAL REPRESENTATIVE ON BEHALF OF THE LENDERS.

2.          Date  of  Assignment  Agreement:,

3.          Amounts  to  be  Assigned  (As  of  Date  of  Item  2  above):





--    REVOLVING LOAN
    FACILITY
    -----------------------------------------------------

    TOTAL OF COMMITMENTS (LOANS) UNDER THE CREDIT
    AGREEMENT . . . . . . . . . . . . . . . . . . . . . .  $
    -----------------------------------------------------  -

    ASSIGNEES PERCENTAGE OF FACILITY PURCHASED UNDER THE
    ASSIGNMENT AGREEMENT
       ___%
    -----------------------------------------------------

    AMOUNT OF ASSIGNED SHARE OF FACILITY UNDER THE
    ASSIGNMENT AGREEMENT. . . . . . . . . . . . . . . . .  $





4.          Assignee's  Aggregate  (Loan
     Amount)**    Commitment  Amount
 Purchased  Hereunder:                                        $

5.          Proposed  Effective  Date:                      _________ __, ____

     Accepted  and  Agreed:

[NAME  OF  ASSIGNOR]                    [NAME  OF  ASSIGNEE]

     By:          By:
  Name:                                  Name:
  Title:                                  Title:
     Attachment  to  SCHEDULE  1  to  ASSIGNMENT  AGREEMENT

     Attach Assignor's Administrative Information Sheet, which must include notice address for the Assignor and the Assignee

     APPENDIX  I
     to  Assignment  Agreement

     NOTICE
     OF  ASSIGNMENT
     --------------
APPENDIX  I     to Assignment Agreement     NOTICE     OF ASSIGNMENTAPPENDIX I
                                                       -------------
to  Assignment  Agreement          NOTICE     OF ASSIGNMENTI     to Assignment
                                              -------------
Agreement      NOTICE     OF ASSIGNMENT     to Assignment Agreement     NOTICE
                          -------------
OF  ASSIGNMENT
--------------

     ,  19

To:          ABN  AMRO  Bank  N.V.
     135  South  LaSalle  Street
Chicago,  Illinois    60674
Attention:  [_______]
Telephone  No.:  312/[________]
Facsimile  No.:  312/[________]

     AGRIBRANDS  INTERNATIONAL,  INC.
9811  South  Forty  Drive
St.  Louis,  Missouri  63124
Attention:    [_____________________]
Telephone  No.:    ___-___-____
Facsimile  No.:      ___-___-____



From:          [NAME  OF  ASSIGNOR]  (the  "Assignor")

     [NAME  OF  ASSIGNEE]  (the  "Assignee")

     1. We refer to that Short Term Credit Agreement (the "Credit Agreement") described in Item 1 of Schedule 1 attached hereto ("Schedule 1"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

     2. This Notice of Assignment (this "Notice") is given and delivered to the Agent pursuant to Section 12.3(B) of the Credit Agreement.
                              ----------------

     3. The Assignor and the Assignee have entered into an Assignment Agreement, dated as of, 19 (the "Assignment"), pursuant to which, among other things, the Assignor has sold, assigned, delegated and transferred to the Assignee, and the Assignee has purchased, accepted and assumed from the Assignor the percentage interest specified in Item 3 of Schedule 1 of all outstandings, rights and obligations under the Credit Agreement relating to the facilities listed in Item 3 of Schedule 1. The Effective Date of the Assignment shall be the later of the date specified in Item 5 of Schedule 1 or two Business Days (or such shorter period as agreed to by the Agent) after this Notice of Assignment and any consents and fees required by Sections
                                                                      --------
12.3(A)  and 12.3(B) of the Credit Agreement have been delivered to the Agent,
     --      -------
provided that the Effective Date shall not occur if any condition precedent agreed to by the Assignor and the Assignee has not been satisfied.

     4. The Assignor and the Assignee hereby give to each Borrower and the Subsidiary Obligors and the Agent notice of the assignment and delegation referred to herein. The Assignor will confer with the Agent before the date specified in Item 5 of Schedule 1 to determine if the Assignment Agreement will become effective on such date pursuant to Section 3 hereof, and will confer with the Agent to determine the Effective Date pursuant to Section 3 hereof if it occurs thereafter. The Assignor shall notify the Agent if the Assignment Agreement does not become effective on any proposed Effective Date as a result of the failure to satisfy the conditions precedent agreed to by the Assignor and the Assignee. At the request of the Agent, the Assignor will give the Agent written confirmation of the satisfaction of the conditions precedent.

     5. The Assignor or the Assignee shall pay to the Agent on or before the Effective Date the processing fee of $3,500 required by Section 12.3(B) of
                                                            ---------------
the  Credit  Agreement.

     6. If notes evidencing the Borrowers' Obligations to the Assignor are outstanding on the Effective Date, the Assignor and the Assignee request and direct that the Agent prepare and cause the Borrowers to execute and deliver new notes or, as appropriate, replacements notes, to the Assignor and the Assignee. The Assignor and, if applicable, the Assignee each agree to deliver to the Agent the original notes received by it from the Borrowers upon its receipt of new notes in the appropriate amount.

     7. The Assignee advises the Agent that notice and payment instructions are set forth in the attachment to Schedule 1.

     8. The Assignee hereby represents and warrants that none of the funds, monies, assets or other consideration being used to make the purchase pursuant to the Assignment are "plan assets" as defined under ERISA and that its rights, benefits, and interests in and under the Loan Documents will not be "plan assets" under ERISA.

     9. The Assignee authorizes the Agent to act as its contractual representative under the Loan Documents in accordance with the terms thereof. The Assignee acknowledges that the Agent has no duty to supply information with respect to any Borrower, any Subsidiary Obligor or the Loan Documents to the Assignee until the Assignee becomes a party to the Credit Agreement.

[NAME  OF  ASSIGNOR]                                        [NAME OF ASSIGNEE]

     By:                                        By:
  Name:                                                                  Name:
  Title:                                                                Title:


ACKNOWLEDGED  AND  CONSENTED  TO:


ABN  AMRO  BANK  N.V.,  as  Agent


By:
  Name:
  Title:


     [Attach  photocopy  of  Schedule  1  to  Assignment]





     EXHIBIT  E
     TO
     SHORT  TERM  CREDIT  AGREEMENT

     LIST  OF  CLOSING  DOCUMENTS
     ----------------------------

     [Attached]

     $110,000,000
     CREDIT  FACILITIES
     TO
     AGRIBRANDS  INTERNATIONAL,  INC.
                       and certain Subsidiaries thereof

                                March 31, 1998

                           LIST OF CLOSING DOCUMENTS
                           -------------------------


     A.    LOAN  AND  SECURITY  DOCUMENTS
           ------------------------------

          Credit Agreement ("Short Term Credit Agreement") among Agribrands International, Inc., a Missouri corporation (the "Company"), the Subsidiary Borrowers parties thereto, the Subsidiary Obligors parties thereto, the financial institutions from time to time party thereto (collectively, the "Lenders") and ABN AMRO Bank N.V., in its capacity as contractual representative (the "Agent") for the Lenders, evidencing a 364-day $55,000,000 revolving credit facility to the Company, the Subsidiary Borrowers and the Subsidiary Obligors from the Lenders.

          Credit Agreement ("Long Term Credit Agreement", and, together with the Short Term Credit Agreement, the "Credit Agreements") among the Company, the Subsidiary Borrowers parties thereto, the Subsidiary Obligors parties thereto, the Lenders and the Agent, evidencing a three-year $55,000,000 revolving credit facility to the Company, the Subsidiary Borrowers and the Subsidiary Obligors from the Lenders.

          Pledge Agreements from the Company to the Agent evidencing the Borrower's pledge of (i) 65% of the Capital Stock of each of the Subsidiary Borrowers and Subsidiary Obligors as security for the Obligations under each of the Credit Agreements and (ii) 100% of the Capital Stock of each of the Subsidiary Borrowers and Subsidiary Obligors as security for the Obligations under each of the Credit Agreements of the other Subsidiary Borrowers and Subsidiary Obligors and (iii) 100% of the Capital Stock of AgriInternational Holdings, Inc., a Delaware corporation ("Holdings") as security for the Obligations under each of the Credit Agreements, together with STOCK CERTIFICATES and stock powers duly executed in blank.

          Guarantee executed by the Company in favor of the Agent, guarantying all of the Obligations of each of the Subsidiary Borrowers and Subsidiary Obligors under the Credit Agreements.

          Guarantee executed by Holdings in favor of the Agent, guarantying all of the Obligations under the Credit Agreement.

          Guarantee executed by each of the Subsidiaries of the Company listed on Appendix A hereto in favor of the Agent, guarantying all of the Obligations of each of the other Subsidiary Borrowers and Subsidiary Obligors under the Credit Agreements.

          Contribution Agreement executed by each of the Subsidiaries of the Company listed on Appendix A hereto.


          B.    CORPORATE  DOCUMENTS
                --------------------

          Certificate of the Secretary of the Company certifying (i) resolutions of the Board of Directors of the Company approving and authorizing the execution, delivery and performance of each document to which it is a party, (ii) that there have been no changes in the Articles of Incorporation of the Company since the date of the most recent certification thereof by the Secretary of State of Missouri delivered to the Agent, (iii) the names and true signatures of the incumbent officers of the Company authorized to sign the documents to which it is a party, and (iv) the By-laws (attached thereto) of the Company as in effect on the date of such certification.

          Articles of Incorporation of the Company certified by the Secretary of State of Missouri.

          Good Standing Certificate for the Company from the offices of the Secretary of State of Missouri.

          Certificate of the Secretary of each of the Subsidiaries of the Company listed on Appendix A hereto certifying (i) resolutions of the governing board of each such Subsidiary approving and authorizing the execution, delivery and performance of each document to which it is a party,
(ii) that there have been no changes in the constitutive agreements of such Subsidiary since the date of the most recent certification thereof by the appropriate Governmental Authority of its jurisdiction of incorporation delivered to the Agent, (iii) the names and true signatures of the incumbent officers of such Subsidiary authorized to sign the documents to which it is a party, and (iv) the by-laws (attached thereto) of such Subsidiary as in effect on the date of such certification.

          Constitutive Agreements of each Subsidiary of the Company listed on Appendix A hereto certified by the appropriate Governmental Authority of its respective jurisdiction of incorporation.



          C.  LEGAL  OPINIONS
              ---------------

          Opinion  of  U.S.  counsel to the Borrowers and Holdings in form and
substance  satisfactory  to  the  Agent:    Bryan  Cave  L.L.P.

          Opinion of foreign counsel to the Borrowers and Subsidiary Obligors in form and substance satisfactory to the Agent in each of the jurisdictions indicated below:

     a.          Siskind  Cromarty,  Ivey  &  Dowler                  [CANADA]

     b.          Pavia  E.  Ansaldo                                    [ITALY]

     c.          Price  Waterhouse,  Edifici  Caga  De  Madrid         [SPAIN]

     d.          Burai-Kovacs  &  Partners                           [HUNGARY]

     e.          Kim  &  Chang                                         [KOREA]

     f.          Creel,  Garcia-Cuellar  Y  Muggenburg                [MEXICO]

     g.          Cardenas  &  Cardenas                              [COLUMBIA]

     h.          Demarest  E.  Almeida                                [BRAZIL]

     i.          Platon,  Martinez,  San Pedro & Leano          [PHILLIPPINES]

     j.          Torres  Plaz  &  Araujo                           [VENEZUELA]


          D.  CLOSING  CERTIFICATES  AND  MISCELLANEOUS
              -----------------------------------------

          Pledged Account Agreement in respect of the Company's cash collateral account, executed by each of the Company, the Agent and ABN Amro Bank N.V.

          Notice  of  Borrowing.

          Officer's  No-Default  Certificate.



     E.  POST-  CLOSING  ITEMS
         ---------------------
     APPENDIX  A

     LIST  OF  SUBSIDIARIES
     ----------------------


AgriInternational  Holdings,  Inc.,  a  Delaware  corporation

Agribrands  Canada, Inc., a company organized under the federal laws of Canada

Purina  Italia,  S.p.A.,  a  company  organized  under  the  laws  of  Italy

Purina  Espana,  S.A.,  a  company  organized  under  the  laws  of  Spain

Purina Hungaria Animal Feed Production & Trading Company, Ltd., a company organized under the laws of Hungary

Purina Korea, Inc., a corporation organized under the laws of the Republic of Korea

Industrias  Purina  S.A. de C.V., a company organized under the laws of Mexico

Purina  Colombiana  S.A.,  a  company  organized  under  the  laws of Colombia

Agribrands Purina do Brasil, Ltda., a company organized under the laws of Brazil

Purina Philippines, Inc., a corporation organized under the laws of the Philippines

Purina  de  Venezuela,  C.A.,  a company organized under the laws of Venezuela



     EXHIBIT  F
     TO
     SHORT  TERM  CREDIT  AGREEMENT


     Form  of  Officer's  Certificate
     --------------------------------

      OFFICER'S  CERTIFICATE


     I, the undersigned, hereby certify that I am the of Agribrands International, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"). Capitalized terms used herein and not otherwise defined herein are as defined in that certain Short Term Credit Agreement dated as of March 31, 1998, among the Company, the Subsidiary Borrowers parties thereto, the Subsidiary Obligors parties thereto, the financial institutions from time to time parties thereto as lenders (the "Lenders"), ABN AMRO Bank N.V., in its capacity as contractual representative for itself and the other Lenders (the "Agent") (as amended, restated, supplemented or modified from time to time, the "Credit Agreement").

     I further certify on behalf of the Company, that as of the date hereof, to the best of my knowledge, after diligent inquiry of all relevant persons at the Company and its Subsidiaries, (i) the representations and warranties of the Borrowers and the Subsidiary Obligors contained in Article V of the Credit
                                                       ---------
Agreement shall have been true and correct at all times during the period commencing on __________, 19__ and ending on _____________, 19__ and as of the date of this Officer's Certificate and (ii) as of the date of this Officer's Certificate no Default or Unmatured Default exists [other than the following (describe the nature of the Default or Unmatured Default and the status thereof)].

     IN WITNESS WHEREOF, I hereby subscribe my name on behalf of the Company on this ____ day of ___________, ____.


     ____________________________
[Insert  Name  of  Officer]


     EXHIBIT  G
     TO
     SHORT  TERM  CREDIT  AGREEMENT


     Financial  Statements


     [Attached].


     EXHIBIT  H
     TO
     CREDIT  AGREEMENT

     FORM  OF  REQUEST  FOR  LETTER  OF  CREDIT
     ------------------------------------------



TO:           INSERT NAME OF ISSUING BANK., an Issuing Bank under that certain
Short Term Credit Agreement dated as of March 31, 1998 (the "Credit Agreement") by and among Agribrands International, Inc. (the "Company"), the Subsidiary Borrowers parties thereto, the Subsidiary Obligors parties thereto, the financial institutions from time to time parties thereto (the "Lenders"), and ABN AMRO Bank N.V., as contractual representative (the "Agent") for the Lenders (such Credit Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") and


     ABN  AMRO  BANK  N.V.,  as  Agent
135  South  LaSalle  Street,  Suite  425
Chicago,  IL  60603
Attn:  [________]
Telecopier:    312-[_______]
Confirmation:    312-[______]


     Pursuant to Section 2.16 of the Credit Agreement, the undersigned hereby gives to the Issuing Bank a request for issuance of a [standby] [commercial] Letter of Credit on behalf of the undersigned for the benefit ofINSERT NAME OF BENEFICIARY., in the amount of [US $] [_____________ Korean Won], with an effective date of ___________________, ____ (the "Effective Date") and an expiry date of ___________, ____. [Provide description of documents and terms in connection with commercial Letter of Credit].

     The undersigned hereby certifies that (i) the representations and warranties of the undersigned contained in Article V of the Credit Agreement are and shall be true and correct in all material respects on and as of the date hereof and on and as of the Effective Date; (ii) no Default or Unmatured Default has occurred and is continuing on the date hereof or on the Effective Date or will result from the issuance of the proposed Letter of Credit; and
(iii) the conditions set forth in Sections 2.16 and 4.2 of the Credit Agreement have been satisfied.

     Unless otherwise defined herein, terms defined in the Credit Agreement shall have the same meanings in this Request for Letter of Credit.






     Dated:,

     [______________________]



     By:
    Name:
    Title:
     EXHIBIT  I
     TO
     CREDIT  AGREEMENT

                           FORM OF LETTER OF CREDIT
                           ------------------------


[BENEFICIARY]
________________
________________

     Re:          Irrevocable  Letter  of  Credit  No.,  dated  __________.

Dear  [BENEFICIARY]:

     [_______________________] (the "Issuer") hereby issues in favor of you, [_______________], this irrevocable letter of credit ("Letter of Credit") for an amount (the "Maximum Amount") of [U.S. $____________][______________ Korean
Won], effective immediately, which Maximum Amount will be reduced by the amount of any payments made hereunder. Reference is hereby made to that certain Short Term Credit Agreement, dated as of March 31, 1998, by and among Agribrands International, Inc., a Missouri corporation (the "Company"), the Subsidiary Borrowers parties thereto, the Subsidiary Obligors parties thereto, the financial institutions from time to time parties thereto (the "Lenders"), and ABN AMRO Bank N.V., as contractual representative (the "Agent") on behalf of the Lenders (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

     The Issuer will honor one or more of your drafts drawn on the Issuer in accordance with the terms set forth herein in an amount not in excess of the Maximum Amount upon presentation prior to the Termination Date (as defined below) of [(a) a draft in the form of Exhibit I attached hereto and made a
                                          ---------
part hereof, executed by you and (b) the original of this Letter of Credit [and (c) _______________________________________________]] [your tested telex stating the drawing amount and certifying that the amount claimed represents amounts past due and outstanding under the facility granted by you to [________________]].

     Multiple drafts may be drawn under this Letter of Credit but the Maximum Amount of this Letter of Credit will be permanently reduced by the amount of any such draft. Presentation of the documents required for payment under this Letter of Credit may be made by you prior to the expiration hereof at any time during the Issuer's business hours at [_____________________________].
Provided that such documents and your presentation thereof conform to the terms and conditions hereof, payment shall be made to you of the amount demanded, in immediately available funds, not later than 3:00 p.m. (New York time) three (3) business days following the presentment of the required documents. If a demand for payment made by you hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, the Issuer shall give you prompt notice that the purported negotiation was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor and that the Issuer is holding any documents at your disposal or is returning the same to you, as the Issuer may elect. Upon being notified that the proposed negotiation was not effected in accordance with this Letter of Credit, you may attempt to correct any such non-conforming demand for payment, if, and to the extent that, you are able to do so, provided that any re-submission of documents shall be made not less than two
(2)  business  days  prior  to  the  expiration  hereof.

     This Letter of Credit shall expire at 5:00 p.m. (New York time) on [______________] the "Termination Date").

     This Letter of Credit is subject to the terms and conditions of the Uniform Customs and Practice for Documentary Credits (1993 Revision) International Chamber of Commerce Publication No. 500, as amended or revised from time to time ("Uniform Customs"), such amendments or revisions to be controlling herein as of the official date of the effectiveness of such amendments or revisions, as announced by the International Chamber of Commerce. As to matters not governed by the Uniform Customs, the Letter of Credit shall be deemed to be a contract made under the laws of the State of New York and shall be governed and construed in accordance with the laws of the State of New York. This Letter of Credit is not transferable in whole or in part.

     We undertake that your drafts drawn and presented on or before the time of expiration of this Letter of Credit in conformity with the terms of this Letter of Credit will be duly honored. Each draft must be marked "Drawn under Irrevocable Letter of Credit No., dated [______________].
     Very  truly  yours,

[______________________________]


     By:    ____________________
  Name:
  Title:
     EXHIBIT  "I"
     to
     IRREVOCABLE  LETTER  OF  CREDIT  NO.
     Dated  as  of  [_____________]


     SIGHT  DRAFT
     ------------


     [DATE]

To:          [ISSUER  and  ISSUER's  Address]
     Attention:


From:          [BENEFICIARY]

     Upon sight hereof, pay to the order of [__________________], the amount of [U.S. $_____________][___________ Korean Won] in immediately available funds, by remitting said amount to his account number ___________ at ______________________________, which amount is now due and payable by [NAME OF BORROWER OR SUBSIDIARY OBLIGOR] to the undersigned and has not been paid. This draft is drawn under Irrevocable Letter of Credit No., dated [______________________].




(Name)


rset2Food

  Each Assignor may insert its standard payment provisions in lieu of the payment terms included in this Exhibit.
  Assignor  and  Assignee  to  insert  applicable  payment  terms.
  To be inserted if the Assignee is not incorporated under the laws of the United States, or a state thereof.
  Amounts to be described in Dollars or Korean Won, as applicable. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. Bold/italicized documents to be prepared and/or provided by the Borrower and/or Borrower's Counsel.